As filed with the Securities and Exchange Commission on February 28, 2003.
                    Registration Nos. 033-54642 and 811-07342

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       /x/
                           PRE-EFFECTIVE AMENDMENT NO.                     / /
                         POST-EFFECTIVE AMENDMENT NO. 97                   /x/

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   /x/
                                AMENDMENT NO. 98                           /x/

                         J.P. MORGAN INSTITUTIONAL FUNDS
                     (formerly The JPM Institutional Funds)
               (Exact Name of Registrant as Specified in Charter)
                   522 Fifth Avenue, New York, New York 10036
                      (Address of Principal Executive Offices)

               Registrant's Telephone Number, including Area Code:
                                 1 800-348-4782

            Judy R Bartlett, c/o J.P. Morgan Funds Distributor, Inc.
                       522 Fifth Avenue, New York, NY 10036
                     (Name and Address of Agent for Service)

                        Copy to:  John E. Baumgardner, Jr.,
                                  Sullivan & Cromwell
                                  125 Broad Street
                                  New York, New York 10004

It is proposed that this filing will become effective (check appropriate box):

[X] Immediately upon filing pursuant to paragraph (b)
[ ] on (date) pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on March 31, 2003 pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of Rule 485 (b).

If appropriate, check the following box:
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS FEBRUARY 28, 2003


JPMORGAN TAX AWARE FUNDS

INSTITUTIONAL CLASS SHARES

FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND

TAX AWARE DISCIPLINED EQUITY FUND

TAX AWARE ENHANCED INCOME FUND


TAX AWARE SHORT-INTERMEDIATE INCOME FUND


TAX AWARE U.S. EQUITY FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS


Fleming Tax Aware International Opportunities Fund                1

Tax Aware Disciplined Equity Fund                                 7

Tax Aware Enhanced Income Fund                                   12

Tax Aware Short-Intermediate Income Fund                         18

Tax Aware U.S. Equity Fund                                       23

Tax Aware Investing                                              27

The Funds' Management and Administration                         28

How Your Account Works                                           30

   Buying Fund Shares                                            30

   Selling Fund Shares                                           30

   Other Information Concerning the Funds                        31

   Distributions and Taxes                                       32

Income Investments                                               34

Risk and Reward Elements                                         36

Financial Highlights                                             40

How to Reach Us                                          Back cover

JPMORGAN FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks, please see pages 36-39.


THE FUND'S OBJECTIVE

The Fund seeks to provide high after-tax total return by investing in equity securities of foreign companies in developed and, to a lesser extent, emerging markets.

THE FUND'S MAIN INVESTMENT STRATEGY


The Fund's assets are invested primarily in equity securities of companies from developed countries other than the U.S. The Fund's assets also may be invested, to a limited extent, in equity securities of companies from emerging markets. Developed countries include Australia, Canada, Japan, New Zealand, the United Kingdom and most of the countries of western Europe; emerging markets include most of the other countries in the world.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund focuses on individual equity selection, emphasizing those equity securities that are ranked as undervalued according to the proprietary research of the adviser, J.P. Morgan Investment Management Inc. (JPMIM). The Fund is not constrained by capitalization, style or geographic limits and will be broadly diversified across sectors.


The Fund will invest substantially in securities denominated in foreign currencies and will actively seek to enhance returns where appropriate through managing currency exposure.


The Fund seeks to minimize shareholders' tax liability in connection with the Fund's distribution of realized capital gains by minimizing the net gains available for distribution. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income.

The Fund may invest in derivatives, which are instruments whose value is based on one or more securities index interest rates or exchange rates. The Fund may use derivatives to hedge various investments and for risk management. Derivatives may also be used as substitutes for securities in which the Fund can invest.


To protect against price declines in securities holdings with large accumulated capital gains, the Fund may use various hedging techniques (such as purchasing put options). By using these techniques rather than selling appreciated securities, the Fund seeks to reduce its exposure to price declines in the securities without realizing substantial gains under current tax law.


The Fund is managed in a tax-sensitive manner developed by the adviser.


The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
-  THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOAL.
-  THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.
- THE FUND MAY TRADE SECURITIES ACTIVELY, WHICH COULD INCREASE TRANSACTION COSTS (AND LOWER PERFORMANCE) AND INCREASE YOUR TAXABLE DIVIDENDS.

FREQUENCY OF TRADING


HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS AND THE IMPLEMENTATION OF THE TAX AWARE STRATEGY.


INVESTMENT PROCESS


In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection.

The adviser selects securities for the Fund's portfolio using its own investment process to determine which companies are most likely to provide high total return to shareholders. The adviser chooses the most attractive securities in each sector and builds the portfolio from the bottom up. Stocks in each industry are ranked with the help of fundamental valuations, then selected for investment. The adviser may adjust currency exposure to manage risks and enhance returns.


The adviser's investment process focuses on allocating assets by selecting securities and managing currency exposure. The Fund largely avoids using sector or market-timing strategies.

Through its extensive global equity research and analytical systems, the adviser seeks to generate an information advantage. Using fundamental analysis as well as macro-economic models, the adviser develops proprietary research on countries, companies and currencies.

In these processes, the analysts focus on a relatively long period rather than on near-term expectations alone.


The adviser buys and sells securities using the research and valuation rankings as well as its assessment of other factors, including:


-  catalysts that could trigger a change in a stock's price;

-  potential reward compared to potential risk; and

-  temporary mispricing caused by market overreactions


     INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.


THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.


The value of your investment in the Fund will fluctuate in response to movements in international markets. Fund performance will also depend on the effectiveness of the adviser's research, as well as its stock picking and currency management decisions.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in U.S. markets. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign markets tend to be more volatile than those of the U.S., and changes in currency exchange rates could reduce the Fund's performance. These risks are higher in emerging markets. To the extent that the Fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. However, the Fund does not typically use this strategy for its emerging markets currency exposure.

Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Derivatives may be riskier than other types of investments because they are more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Fund's original investment.

The Fund's tax aware strategies may reduce your taxable income, but will not eliminate it. These strategies may require trade-offs that reduce pre-tax returns.


     WHO MAY WANT TO INVEST

     THE FUND IS DESIGNED FOR INVESTORS WHO:
     -   ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
     - ARE INDIVIDUALS THAT COULD BENEFIT FROM A STRATEGY THAT PURSUES RETURNS FROM AN AFTER-TAX PERSPECTIVE

     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
     -   REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     -   ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES
     -   ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA
     -   ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING
     -   ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. The bar chart shows the performance of the Fund's shares for the past calendar year. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year and life of the Fund. It compares that performance to the Morgan Stanley Capital International (MSCI) Europe, Austrilasia and Far East (EAFE) Index and MSCI All Country World Index Free (Ex-U.S.), broad-based market indexes, and the Lipper International Funds Index, a broad-based index. In the past, the Fund has compared its performance to MSCI All Country World Index Free (Ex-U.S.), but will now compare its performance to the MSCI EAFE Index. The adviser believes that the MSCI EAFE Index is more appropriate since it more accurately reflects the Fund's investment strategy.


[CHART]


YEAR-BY-YEAR RETURNS(1)


2002        -16.11%


BEST QUARTER 4th quarter, 2002            6.64%

WORST QUARTER 3rd quarter, 2002         -19.63%


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


(1) THE FUND'S FISCAL YEAR END IS 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2002(1),(2)



                                                        PAST 1 YEAR   LIFE OF FUND
------------------------------------------------------------------------------------
 INSTITUTIONAL CLASS SHARES -- RETURN BEFORE TAXES      -16.11        -16.58

 INSTITUTIONAL CLASS SHARES -- RETURN AFTER TAXES
 ON DISTRIBUTIONS                                       -16.38        -16.79

 INSTITUTIONAL CLASS SHARES -- RETURN AFTER TAXES
 ON DISTRIBUTIONS AND SALE OF FUND SHARES                -9.81        -13.16

 MSCI EAFE INDEX3 (REFLECTS NO DEDUCTION FOR FEES,
 EXPENSES OR TAXES)                                     -15.94        -18.20

 MSCI ALL COUNTRY WORLD INDEX FREE (EX-U.S.)(3)
 (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)    -14.67        -16.49

 LIPPER INTERNATIONAL FUNDS INDEX3 (REFLECTS NO
 DEDUCTION FOR TAXES)                                   -13.84        -15.62


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situations and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


(1) SEE FOOTNOTE ON PREVIOUS PAGE.

(2) THE FUND COMMENCED OPERATIONS ON 4/30/01.

(3) INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)



MANAGEMENT FEES                                            0.85
DISTRIBUTION (RULE 12B-1) FEES                             NONE
SHAREHOLDER SERVICE FEES                                   0.10
OTHER EXPENSES(1)                                          0.37
-----------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                            1.32
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                   (0.32)
-----------------------------------------------------------------
NET EXPENSES(2)                                            1.00



(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED FOR THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT THAT TOTAL ANNUAL OPERATING EXPENSES OF THE INSTITUTIONAL CLASS SHARES (WHICH EXCLUDE INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 1.00% OF ITS AVERAGE DAILY NET ASSETS THROUGH 2/28/04. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY ALSO VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.


EXAMPLE

The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

-   $10,000 initial investment,

-   5% return each year, and

-   net expenses through 2/28/04 and total annual operating expenses thereafter.


The example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.


                                 1 YEAR     3 YEARS     5 YEARS     10 YEARS
------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)     102        387         693         1,562

JPMORGAN TAX AWARE DISCIPLINED EQUITY FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks, please see pages 36-39.


THE FUND'S OBJECTIVE

The Fund's goal is to provide high after tax total return from a portfolio of selected equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY


Under normal circumstances, the Fund invests at least 80% of the value of its Assets in equity securities. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund primarily invests in large- and medium-capitalization U.S. companies. Market capitalization is the total market value of a company's shares. Sector by sector, the Fund's weightings are similar to those of the Standard & Poor's 500 Index (S&P 500). The Fund does not look to underweight or overweight sectors relative to the S&P 500.

Within each sector, the Fund modestly overweights equity securities that it considers undervalued or fairly valued while modestly underweighting or not holding equity securities that appear overvalued.

By owning a large number of equity securities within the S&P 500, with an emphasis on those that appear undervalued or fairly valued, the Fund seeks returns that modestly exceed those of the S&P 500 over the long term with virtually the same level of volatility.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund may invest any portion of its assets that is not in equity securities or fixed-income securities in high quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are instruments whose value is based on one or more securities index interest rates or exchange rates. The Fund may use derivatives to hedge various investments and for risk management. Derivatives may also be used as substitutes for securities in which the Fund can invest.

The Fund seeks to minimize shareholders' tax liability in connection with the Fund's distribution of realized capital gains by minimizing the net gains available for distribution. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income.


The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
-   THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOAL.
-   THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING


HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS AND THE IMPLEMENTATION OF THE TAX AWARE STRATEGY.


INVESTMENT PROCESS


In managing the Fund, the adviser, JPMIM, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

On behalf of the Fund, the adviser buys and sells equity securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the Fund's adviser often consider a number of other criteria:


-   catalysts that could trigger a change in a stock's price

-   potential reward compared to potential risk

-   temporary mispricings caused by market overreactions

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.


     INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.


THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.


The value of your shares in the Fund will fluctuate in response to movements in the markets. Fund performance will also depend on the effectiveness of the adviser's research, as well as its stock picking and currency management decisions.

The securities of mid-sized companies may trade less frequently and in smaller volumes than securities of larger, more established companies. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group. As a result, share price changes may be more sudden or more erratic.

By owning a large number of equity securites within the S&P 500, with an emphasis on those that appear undervalued or fairly valued, and by tracking the sector weightings of that index, the Fund seeks returns that modestly exceed those of the S&P 500 over the long term with virtually the same level of volatility.

Derivatives may be used to help manage duration, sector and yield curve exposure. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Fund's original investment.

The Fund's tax aware strategies may reduce your taxable income, but will not eliminate it. These strategies may require trade-offs that reduce pre-tax.


     WHO MAY WANT TO INVEST

     THE FUND IS DESIGNED FOR INVESTORS WHO:
     -   ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
     -   REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     -   ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past five calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and life of the Fund. It compares that performance to the S&P 500 Index, a broad-based securities market index, and the Lipper Large-Cap Core Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]


YEAR-BY-YEAR RETURNS(1),(2)


1998         31.82%
1999         17.39%
2000         -9.06%
2001        -10.48%
2002        -24.19%


BEST QUARTER 4TH QUARTER, 1998        22.98%

WORST QUARTER 3RD QUARTER, 2002      -17.33%


AVERAGE ANNUAL TOTAL RETURNS (%)


Shows performance over time, for periods ended December 31, 2002(1),(2)



                                                          PAST 1 YEAR    PAST 5 YEARS       LIFE OF FUND
---------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES-- RETURN BEFORE TAXES          -24.19         -0.92              3.47

INSTITUTIONAL CLASS SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS                                          -24.52         -1.25              3.13

INSTITUTIONAL CLASS SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS AND SALE OF FUND SHARES                  -14.84         -0.86              2.68

S&P 500 INDEX(3) (REFLECTS NO DEDUCTION FOR FEES,
EXPENSES OR TAXES)                                        -22.10         -0.59              3.40

LIPPER LARGE CAP CORE FUNDS INDEX(3)
(REFLECTS NO DEDUCTION FOR TAXES)                         -21.25         -0.75              2.84


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situations and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(1) THE FUND'S FISCAL YEAR END IS 10/31.
(2) THE FUND COMMENCED OPERATIONS ON 1/30/97.

(3) PERFORMANCE FOR THE INDEXES IS FROM 1/31/97. INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The expenses for the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL FUND OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)


MANAGEMENT FEES                                        0.35
DISTRIBUTION (RULE 12b-1) FEES                         NONE
SHAREHOLDER SERVICE FEES                               0.10
OTHER EXPENSES(1)                                      0.25
TOTAL ANNUAL OPERATING EXPENSES                        0.70
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)               (0.15)
NET EXPENSES(2)                                        0.55



(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED FOR THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF INSTITUTIONAL CLASS SHARES (WHICH EXCLUDE INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 0.55% OF ITS AVERAGE DAILY NET ASSETS THROUGH 2/28/05. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY ALSO VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.


EXAMPLE

The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and


- net expenses through 2/28/05 and total annual operating expenses thereafter.


The example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)    56         193         359         841

JPMORGAN TAX AWARE ENHANCED INCOME FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 34-39.


THE FUND'S OBJECTIVE

The Fund's goal is to provide high after tax current income consistent with principal preservation.

THE FUND'S MAIN INVESTMENT STRATEGY


The Fund invests in municipal securities that the adviser, JPMIM, believes have the potential to provide high current income that is free from federal income tax. The Fund also may invest in taxable fixed income securities, including U.S. government and agency securities, domestic and foreign corporate bonds, asset-backed and mortgage-related securities, and money market instruments, that the adviser believes have the potential to provide high after tax current income. These securities may be of any maturity, but under normal circumstances, the Fund's duration will be no longer than 1.5 years. The Fund may use interest rate swaps, futures contracts and options to help manage duration.

The Fund is designed to provide a high level of after tax current income, price stability and liquidity. The Fund's strategy may therefore include purchasing both municipal obligations that are exempt from federal income tax as well as taxable securities, depending on which opportunity the adviser determines will generate the highest after tax income (although the Fund intends to invest at least 50% of its assets in tax exempt securities). The Fund seeks to capitalize on fundamental and technical opportunities in the fixed income markets to enhance return.

Up to 25% of the Fund's total assets may be invested in foreign securities. All of the securities purchased by the Fund must be rated as investment grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Ratings (Fitch), or the equivalent by another national rating organization, or unrated but deemed by the adviser to be of comparable quality, at the time of purchase, including at least 75% in securities rated A or better.

The Fund seeks to minimize shareholders' tax liability in connection with the Fund's distribution of realized capital gains by minimizing the net gains available for distribution. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income.


The Fund may change any of these investment policies (including its investment objective) without shareholder approval).

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
-   THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOAL.
-   THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS AND THE IMPLEMENTATION OF THE TAX AWARE STRATEGY.


INVESTMENT PROCESS

The adviser seeks to generate an information advantage through the depth of its global fixed-income research and the sophistication of its analytical systems. Using a team-oriented approach, the adviser seeks to gain insights in a broad range of distinct areas and takes positions in many different areas, helping the Fund to limit exposure to concentrated sources of risk.

In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for selecting portfolio securities, and duration management.


The sector allocation team meets regularly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's goal and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, the adviser establishes the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration may be shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively short, between three and eighteen months. The adviser closely monitors the Fund and makes tactical adjustments as necessary.

     INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.


THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.


The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar income funds will depend on the success of the investment process.

Changes in a municipality's financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund's income or hurt its ability to preserve capital and liquidity.

Under some circumstances, municipal obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

Although any rise in interest rates is likely to cause a fall in the price of fixed income securities, the Fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the Fund will generally offer less income and, during periods of declining interest rates, may offer lower total returns than funds with longer durations.


The Fund's asset-backed and mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

The Fund may use interest rate swaps, futures contracts and options to help manage duration, sector and yield curve exposure. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Fund's original investment.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

The Fund's tax aware strategies may reduce your taxable income, but will not eliminate it. These strategies may require trade-offs that reduce pre-tax income.


     WHO MAY WANT TO INVEST

     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE IN A HIGH TAX BRACKET AND WANT TO ADD A TAX SENSITIVE INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO

     - WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF LONGER DURATION STOCK FUNDS

     -   WANT TO EMPHASIZE AFTER TAX RETURN

     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     -   ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
     -   ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA
     -   ARE IN A LOW TAX BRACKET

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past three calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year and life of the Fund. It compares that performance to the Merrill Lynch 3-Month U.S. Treasury Bill Index, a broad-based securities market index, and the Lipper Short-Intermediate Investment Grade Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR TOTAL RETURNS(1)

2000        5.17%
2001        4.47%
2002        2.27%


BEST QUARTER 4th quarter, 2000       1.73%

WORST QUARTER 3rd quarter, 2002      0.33%


(1) THE FUND'S FISCAL YEAR END IS 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)


Shows performance over time, for periods ended December 31, 2002(1),(2)



                                                             PAST 1 YEAR     LIFE OF FUND
-----------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES-- RETURN BEFORE TAXES             2.27            3.82

INSTITUTIONAL CLASS SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS                                             1.99            3.52

INSTITUTIONAL CLASS SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS AND SALE OF FUND SHARES                     1.95            3.47

MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEX(3)
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)          1.78            4.29

LIPPER SHORT-INTERMEDIATE INVESTMENT GRADE FUNDS INDEX3
(REFLECTS NO DEDUCTION FOR TAXES)                            7.14            6.61


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


(1) SEE FOOTNOTE ON PREVIOUS PAGE.
(2) THE FUND COMMENCED OPERATIONS ON 4/16/99.
(3) PERFORMANCE FOR THE INDEXES IS FROM 4/30/99. INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)


MANAGEMENT FEES                                          0.25
DISTRIBUTION (RULE 12b-1) FEES                           NONE
SHAREHOLDER SERVICE FEES                                 0.10
OTHER EXPENSES(1)                                        0.19
TOTAL ANNUAL OPERATING EXPENSES                          0.54
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                 (0.29)
NET EXPENSES(2)                                          0.25




(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED FOR THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF INSTITUTIONAL CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 0.25% OF ITS AVERAGE DAILY NET ASSETS THROUGH 2/28/05. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY ALSO VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.


EXAMPLE

The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and


- net expenses through 2/28/05 and total annual operating expenses thereafter.


The example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)    26         113         242         620

JPMORGAN TAX AWARE SHORT-INTERMEDIATE INCOME FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 34-39.


THE FUND'S OBJECTIVE

The Fund seeks to maximize after-tax income from a portfolio of tax-exempt and taxable securities.

THE FUND'S MAIN INVESTMENT STRATEGY


Under normal circumstances, the Fund will invest at least 80% of the value of its Assets in debt investments. "Assets" means net assets plus the amount of borrowings for investment purposes.

The Fund invests in municipal securities that the adviser, JPMIM, believes have the potential to provide high current income that is exempt from federal income tax and consistent with principal preservation. The Fund also may invest in taxable debt securities, including but not limited to U.S. government and agency securities, domestic and foreign corporate bonds, asset-backed and mortgage-related securities, and money market instruments, that the adviser believes have the potential to provide high after tax current income.


Under normal market conditions the Fund's duration will range between 1.5 and
3.75 years, similar to that of the Lehman 1-5 Year Municipal Bond Index (currently 2.8 years). The Fund may use derivatives such as swaps, futures and options to help manage duration, sector and yield curve exposure and for risk management. The average dollar weighted maturity of the Fund's portfolio will be between one and five years.


The Fund intends to invest at least 50% of its Assets in tax exempt securities. It seeks to capitalize on fundamental and technical opportunities in the fixed income markets to enhance return.

Up to 25% of the Fund's total Assets may be invested in foreign securities. At least 90% of total Assets must be invested in securities that, at the time of purchase are rated as investment grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Ratings (Fitch), or the equivalent by another national rating organization, or unrated but are deemed by the adviser to be of comparable quality. No more than 10% of total Assets may be invested in securities rated B or BB.


The Fund seeks to minimize shareholders' tax liability in connection with the Fund's distribution of realized capital gains. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gains, holding securities long enough to avoid short-term capital gains, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security with a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income.


The Fund may change any of these investment policies (including its investment objective) without shareholder approval.


The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS AND THE IMPLEMENTATION OF THE TAX AWARE STRATEGY.

INVESTMENT PROCESS

The adviser seeks to generate an information advantage through the depth of its global income research and the sophistication of its analytical systems. Using a team-oriented approach, the adviser seeks to gain insights in a broad range of distinct areas and takes positions in many different areas, helping the Fund to limit exposure to concentrated sources of risk.

In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for selecting portfolio securities, and duration management.


The sector allocation team meets regularly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, the adviser establishes the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration may be shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The adviser closely monitors the Fund's duration and makes tactical adjustments as necessary.


     INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar income funds will depend on the success of the investment process.

Changes in a municipality's financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund's income or hurt its ability to preserve capital and liquidity.

Under some circumstances, municipal obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

Although any rise in interest rates is likely to cause a fall in the price of fixed income securities, the Fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the Fund will generally offer less income and, during periods of declining interest rates, may offer lower total returns than funds with longer durations.

Because of the sensitivity of the Fund's asset-backed and mortgage related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities. The Fund's asset-backed and mortgage related investments involve risk of losses due to prepayments that occur earlier or later than expected, and, like any bond, due to default.

Derivatives may be used to help manage duration, sector and yield curve exposure. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Fund's original investment.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.


The Fund's tax aware strategies may reduce your taxable income, but will not eliminate it. These strategies may require trade-offs that reduce pre-tax income.


     WHO MAY WANT TO INVEST

     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE IN A HIGH TAX BRACKET AND WANT TO ADD A TAX SENSITIVE INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF LONGER TERM BOND FUNDS
     -   WANT TO EMPHASIZE AFTER TAX RETURN

     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     -   ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
     -   ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA
     -   ARE IN A LOW TAX BRACKET

THE FUND'S PAST PERFORMANCE(1)


The Fund commenced operations on 12/20/02 and therefore has no reportable performance history. Once the Fund has performance for at least one calendar year, a bar chart and performance table will be included in the prospectus to show the performance of the Fund's Institutional Class Shares, and for comparison purposes, the performance of an appropriate broad-based market index will also be included in the prospectus. Although past performance of a Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.


(1) THE FUND'S FISCAL YEAR END IS 10/31.

ESTIMATED INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The estimated expenses of Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)


MANAGEMENT FEES                                          0.25
DISTRIBUTION (RULE 12b-1) FEES                           NONE
SHAREHOLDER SERVICE FEES                                 0.10
OTHER EXPENSES(1)                                        0.50
TOTAL ANNUAL OPERATING EXPENSES                          0.85
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                 (0.50)
NET EXPENSES(2)                                          0.35


(1) "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
    YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF INSTITUTIONAL CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 0.35% OF ITS AVERAGE DAILY NET ASSETS THROUGH 12/31/03. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Fund's Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

-   $10,000 initial investment,

-   5% return each year, and


- net expenses at 0.35% through 12/31/03, 0.40% through 2/28/05, and total annual operating expenses thereafter.


The example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.


                                        1 YEAR      3 YEARS
-------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)            37          174

JPMORGAN TAX AWARE U.S. EQUITY FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks, please see pages 36-39.


THE FUND'S OBJECTIVE

The Fund's goal is to provide high after tax total return from a portfolio of selected equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY


Under normal circumstances, the Fund invests at least 80% of the value of its Assets in equity securities of large- and medium-capitalization U.S. companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Sector by sector, the Fund's weightings are similar to those of the Standard & Poor's 500 Index (S&P 500). The Fund can moderately underweight or overweight sectors when it believes it will benefit performance.

Within each sector, the Fund focuses on those equity securities that are ranked as most undervalued according to the investment process described below. The Fund generally considers selling equity securities that appear overvalued.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund seeks to minimize shareholders' tax liability in connection with the Fund's distribution of realized capital gains by minimizing the net gains available for distribution. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income.


The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

     BEFORE YOU INVEST

     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     -   THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOALS.
     -   THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING

     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS AND THE IMPLEMENTATION OF THE TAX AWARE STRATEGY.


INVESTMENT PROCESS


In managing the Fund, the adviser, JPMIM, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

On behalf of the Fund, the adviser buys and sells equity securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the Fund's adviser often considers a number of other criteria:


-   catalysts that could trigger a rise in a stock's price

-   high potential reward compared to potential risk

-   temporary mispricings caused by market overreactions.


INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.
THE FUND'S MAIN INVESTMENT RISKS


THE FIND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.


The value of your shares in the Fund will fluctuate in response to movements in the U.S. market. Fund performance will also depend on the effectiveness of the adviser's research as well as its stock picking and currency management decisions.


The securities of mid-sized companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.


By emphasizing undervalued stocks, the Fund seeks to produce returns that exceed those of the S&P 500. At the same time, by controlling the sector weightings of the Fund so that they differ only moderately from the sector weightings of the S&P 500, the Fund seeks to limit its volatility to that of the overall market, as represented by this index.

The Fund's tax aware strategies may reduce your taxable income, but will not eliminate it. These strategies may require trade-offs that reduce pre-tax returns.

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the shares has varied from year to year over the past six calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and life of the Fund. It compares that performance to the S&P 500 Index, a broad-based securities market index, and the Lipper Large-Cap Core Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]


YEAR-BY-YEAR TOTAL RETURNS*,(1)


1997         30.32%
1998         31.18%
1999         18.31%
2000         -5.57%
2001        -10.13%
2002        -23.56%


BEST QUARTER 4TH QUARTER, 1998        21.64%

WORST QUARTER 3RD QUARTER, 2002      -16.61%


AVERAGE ANNUAL TOTAL RETURNS (%)


Shows performance over time, for periods ended December 31, 2002*,(1),(2)



                                                         PAST 1 YEAR     PAST 5 YEARS     LIFE OF FUND
------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES-- RETURN BEFORE TAXES         -23.56           0.05            4.72

INSTITUTIONAL CLASS SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS                                         -23.94          -0.26            4.41

INSTITUTIONAL CLASS SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS AND SALE OF FUND SHARES                 -14.45          -0.08            3.73

S&P 500 INDEX(3) (REFLECTS NO DEDUCTION FOR FEES,
EXPENSES OR TAXES)                                       -22.10          -0.59            4.40

LIPPER LARGE-CAP CORE FUNDS INDEX(3)
(REFLECTS NO DEDUCTION FOR TAXES)                        -21.25          -0.75            3.72


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


* THE PERFORMANCE IN THE BAR CHART PRIOR TO 2001, AND THE PERFORMANCE IN THE TABLE FOR THE PERIOD BEFORE INSTITUTIONAL CLASS SHARES WERE LAUNCHED ON 9/15/00 ARE BASED ON THE PERFORMANCE OF THE SELECT CLASS SHARES, WHICH ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES, BUT WHOSE SHARES ARE NOT BEING OFFERED IN THIS PROSPECTUS.

(1) THE FUND'S FISCAL YEAR END IS 10/31.

(2) THE FUND COMMENCED OPERATIONS ON 12/18/96.
(3) PERFORMANCE FOR THE INDEXES IS FROM 12/31/96. INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL FUND OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)


MANAGEMENT FEES                                   0.45
DISTRIBUTION (RULE 12b-1) FEES                    NONE
SHAREHOLDER SERVICE FEES                          0.10
OTHER EXPENSES(1)                                 0.29
TOTAL ANNUAL OPERATING EXPENSES                   0.84
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)          (0.14)
NET EXPENSES(2)                                   0.70



(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED FOR THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF INSTITUTIONAL CLASS SHARES (WHICH EXCLUDE INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 0.70% OF AVERAGE DAILY NET ASSETS THROUGH 2/28/05. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY ALSO VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.


EXAMPLE


This example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:


- $10,000 initial investment,

- 5% return each year, and


- net expenses through 2/28/05 and total annual operating expenses thereafter.


This example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)    72         239         438         1,011

TAX AWARE INVESTING

TAX AWARE INVESTING


Most mutual funds focus on pre-tax returns and largely ignore shareholder tax considerations. By contrast, the Funds attempt to achieve high after-tax returns for shareholders by balancing investment considerations and tax considerations. The Funds seek to achieve returns primarily in the form of price appreciation (which is not subject to current tax until a Fund sells the appreciated security). The Funds seek to minimize income distributions and distributions of realized short-term capital gains (taxed as ordinary income). Among the techniques and strategies used in the tax-efficient management of all Funds are the following:

-   employing a long-term approach to investing;

-   attempting to minimize net realized short-term capital gains;

- selectively using tax-advantaged hedging techniques as an alternative to taxable sales.

For the Tax Aware International Opportunities Fund, Tax Aware Disciplined Equity Fund and Tax Aware U.S. Equity Fund:

-   investing primarily in lower-yielding growth stocks;

- when appropriate, selling stocks trading below their tax cost to realize losses;

-   in selling appreciated stocks, selecting the most tax-favored share lots;
    and

For the Tax Aware Enhanced Income Fund and Tax Aware Short-Intermediate Income
Fund:

- investing in municipal securities, the interest from which is exempt from federal income tax;


The Funds generally intend to pay redemption proceeds in cash; however, each Fund reserves the right at its sole discretion to pay redemptions over $250,000 in-kind.

An in-kind redemption payment can shield a Fund-- and other shareholders -- from tax liabilities that might otherwise be incurred if a Fund had to sell portfolio securities in order to satisfy redemptions.

Investors can expect the Funds generally to distribute a smaller percentage of returns each year than most other equity mutual funds. There can be no assurance, however, that taxable distributions can always be avoided.

THE FUNDS' MANAGEMENT AND ADMINISTRATION


The Fleming Tax Aware International Opportunities Fund is a series of Mutual Fund Group, a Massachusetts business trust. The Tax Aware Disciplined Equity Fund, Tax Aware Enhanced Income Fund and Tax Aware U.S. Equity Fund are series of J.P. Morgan Series Trust, a Massachusetts business trust. The Tax Aware Short-Intermediate Income is a series of J.P. Morgan Institutional Funds, a Massachusetts business trust. Mutual Fund Group, J.P. Morgan Series Trust and J.P. Morgan Institutional Funds (Trusts) are governed by the same trustees. The trustees are responsible for overseeing all business activities.

Each Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms and thus would experience different performance than another class. Certain classes may be more appropriate for a particular investor.


THE FUNDS' INVESTMENT ADVISER


JPMIM is the investment adviser for each of the Funds and makes the day-to-day investment decisions for them. The adviser is located at 522 Fifth Avenue, New York, NY 10036. JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.


During the most recent fiscal year, the adviser was paid management fees (net of waivers) expressed as a percentage of net assets as follows:


                                             FISCAL
FUND                                         YEAR END      %
----------------------------------------------------------------
FLEMING TAX AWARE
INTERNATIONAL
OPPORTUNITIES FUND                           10/31/02      0.70

TAX AWARE DISCIPLINED
EQUITY FUND                                  10/31/02      0.35

TAX AWARE ENHANCED
INCOME FUND                                  10/31/02      0.19

TAX AWARE
U.S. EQUITY FUND                             10/31/02      0.45


PORTFOLIO MANAGERS

FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND

The portfolio management team is led by Andrew Cormie, Managing Director, who has been an international equity portfolio manager since 1977 and employed by the adviser since 1984; and Nigel F. Emmett, Vice President, who has been on the International Equity team since joining JPMorgan Chase (or one of its predecessors) in August of 1997. Previously, Mr. Emmett was an assistant manager at Brown Brothers Harriman and Co. and a portfolio manager at Gartmore Investment Management.

TAX AWARE DISCIPLINED EQUITY FUND


The portfolio management team is led by Jonathan N. Golub, Vice President of the adviser and CFA, Timothy J. Devlin, Vice President of the adviser, and Robin B. Chance, Vice President of the adviser. Mr. Golub is a portfolio manager in the U.S. Equity Group. An employee of the adviser since 2001, he is responsible for product management and client servicing across all euity products. Prior to joining JPMIM, Mr. Golub led the consultant relations effort at Scudder

Kemper Investment and Chancellor LGT. Mr. Devlin has been at JPMIM since 1996. Ms. Chance has been at JPMIM since 1987. Prior to managing this Fund, she was responsible for structured equity strategies.


TAX AWARE ENHANCED INCOME FUND

The Fund is managed by a team of individuals at JPMIM.


TAX AWARE SHORT-INTERMEDIATE FUND

The Fund is managed by a team of individuals at JPMIM.


TAX AWARE U.S. EQUITY FUND

The portfolio management team is led by Terry E. Banet, Managing Director, and Louise Sclafani, Managing Director. Ms. Banet has been on the team since the Fund's inception in December 1996, and has been at JPMorgan Chase (or one of its predecessors) since 1985. Prior to managing this Fund, Ms. Banet managed tax aware accounts and helped develop Morgan's tax aware equity process. Ms. Sclafani has been at JPMorgan Chase (or one of its predecessors) since 1994.


THE FUNDS' ADMINISTRATOR


JPMorgan Chase Bank (Administrator) provides administrative services and oversees each Fund's other service providers. The Administrator receives a pro rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Chase Funds Complex plus 0.075% of average net assets over $25 billion.


The Trusts on behalf of the Funds have entered into a Shareholder Servicing Agreement with JPMorgan Chase Bank under which JPMorgan Chase Bank has agreed to provide certain support services to its customers. For performing these services, JPMorgan Chase Bank, as shareholder servicing agent, receives an annual fee of up to 0.10% of the average daily net assets of the Institutional Class shares held by investors serviced by the shareholder servicing agent.

Each of the adviser and/or J.P. Morgan Fund Distributors, Inc. (JPMFD) may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for its customers.


THE FUNDS' DISTRIBUTOR


JPMFD is the distributor for the Funds. JPMFD is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES


You do not pay any sales charge (sometimes called a load) when you buy Institutional Class Shares of these Funds. The price you pay for your shares is the net asset value per share (NAV) of the class. NAV is the value of everything the class of a Fund owns, minus everything the class owes, divided by the number of shares held by investors. Each Fund generally values its assets at their market prices but if market prices are unavailable or do not represent a security's value at the time of pricing, then each Fund values its assets at their fair value in accordance with procedures established by and under the general supervision and responsibility of its board of trustees. When fair value is used, the prices of securities used by each Fund to calculate its shares' NAV may differ from quoted or published prices for the same securities.

The NAV of each class of shares is calculated once each day at the close of regular trading on the New York Stock Exchange(NYSE). You will pay the next NAV calculated after the JPMorgan Institutional Funds Service Center receives your order in proper form. An order is in proper form only after funds are converted into federal funds.

You can buy Institutional Class Shares through financial service firms, such as broker-dealers and banks that have an agreement with the Funds, or directly from the JPMorgan Institutional Funds Service Center. Shares are available on any business day the NYSE is open. If we receive your order in proper form by the close of regular trading on the NYSE, we will process your order at that day's price. If you buy through an agent and not directly from the JPMorgan Institutional Funds Service Center, the agent could set an earlier deadline.


All purchases of Institutional Class Shares must be paid by 4:00 p.m. Eastern time on the settlement date or the order will be canceled. Any funds received in connection with late orders will be invested on the following business day.

You must provide a Taxpayer Identification Number when you open an account. The Funds have the right to reject any purchase order or to cease offering shares at any time.

To open an account, buy or sell shares or get fund information, call the JPMorgan Institutional Funds Service Center at 1-800-766-7722 or

complete an application form and mail it along with a check for the amount you want to invest to:

JPMORGAN INSTITUTIONAL FUNDS
SERVICE CENTER
500 STANTON CHRISTIANA ROAD
NEWARK, DE 19713.

MINIMUM INVESTMENTS


Investors must buy a minimum $3,000,000 worth of Institutional Class Shares in a Fund to open an account. There are no minimum levels for subsequent purchases. An investor can combine purchases of Institutional Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. The minimum investment may be less for certain investors.


SELLING FUND SHARES


When you sell your shares you will receive the next NAV calculated after the JPMorgan Institutional Funds Service Center accepts your order in proper form. In order for you to receive that day's NAV, the JPMorgan Institutional Funds Service Center must receive your request before the close of regular trading on the NYSE.

We will need the names of the registered shareholders and your account number before we can sell your shares. We generally will wire the proceeds from the sale to your bank account on the day after we receive your request in proper form. We will not accept an order to sell shares if the Fund has not collected your payment for the shares. Federal law allows the Funds to suspend a sale or postpone payment for more than seven business days under unusual circumstances.


You will need to have your signature guaranteed if you want your payment sent to an address other than the one we have in our records. We may also need additional documents or a letter from a surviving joint owner before selling the shares.

You may sell your shares in two ways:

THROUGH YOUR FINANCIAL SERVICE FIRMS


Tell your firm which Funds you want to sell. They will send all necessary documents to the JPMorgan Institutional Funds Service Center. Your firm might charge you for this service.


THROUGH THE JPMORGAN INSTITUTIONAL FUNDS SERVICE CENTER


Call 1-800-766-7722. We will send the proceeds by wire only to the bank account on our records.


REDEMPTIONS-IN-KIND

Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES


You can exchange your Institutional Class Shares for shares of the same class or Ultra Class Shares in certain other JPMorgan Funds. You will need to meet any minimum investment requirement. For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the Fund you want to buy before making an exchange. Call 1-800-766-7722 for details.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.


EXCHANGING BY PHONE

You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Institutional Funds Service Center or your investment representative.

OTHER INFORMATION CONCERNING THE FUNDS


We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the minimum investment noted above for 30 days as a result of selling shares. We will give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We will take reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses from any sales request, if the Funds take reasonable precautions. The applicable Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Institutional Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.


Please write to:

JPMORGAN INSTITUTIONAL FUNDS
SERVICE CENTER
500 STANTON CHRISTIANA ROAD
NEWARK, DE 19713


Each Fund may issue multiple classes of shares. This prospectus relates only to Institutional Class Shares of the Funds. Each class may have different requirements for who may invest, and may have different sales charges and expenses levels. A person who gets compensation for selling Fund shares may recieve a different amount for each class.


DISTRIBUTIONS AND TAXES

The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.


Fleming Tax Aware International Opportunities Fund typically declares and pays ordinary income dividends once per year. Tax Aware Disciplined Equity Fund and Tax Aware U.S. Equity Fund typically declare and pay ordinary income dividends four times a year. Tax Aware Enhanced Income Fund and Tax Aware Short-Intermediate Fund typically declare ordinary income dividends daily and pay them monthly. Capital gains, if any, are distributed once a year by each Fund. Each Fund may decide to make more or fewer distributions in a given year.


You have three options for your distributions. You may:


-   reinvest all distributions in additional Fund shares without a sales charge;


- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.


Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. Dividends of tax-exempt interest income paid by Tax Aware Enhanced Income Fund and Tax Aware Short-Intermediate Income Fund are not subject to federal income taxes, but will generally be subject to state and local taxes. The state or municipality where you live may not charge you state or local taxes on dividends of tax-exempt interest earned on certain bonds. Dividends of interest earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Investment income received by the Funds from sources in foreign jurisdictions may have taxes withheld at the source. Since it is anticipated that more than 50% of Fleming Tax Aware International Opportunities Fund's assets at the close of its taxable year will be in securities of foreign corporations, such Fund may elect to Opass throughO to its shareholders the foreign taxes that it paid.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

INCOME INVESTMENTS

This table discusses the customary types of investments which can be held by the Tax Aware Enhanced Income Fund and Tax Aware Short-Intermediate Income Fund. In each case the principal types of risk are listed on the following page (see below for definitions). This table reads across two pages.



                                                                    PRINCIPAL TYPES OF RISK
------------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Interests in a stream of payments from      credit, interest rate, market, prepayment
specific assets, such as auto or credit card receivables.

BANK OBLIGATIONS Negotiable certificates of deposit, time           credit, currency, liquidity, political
deposits and bankers' acceptances of domestic and foreign
issuers.

COMMERCIAL PAPER Unsecured short term debt issued by domestic and   credit, currency, interest rate, liquidity, market, political foreign banks or corporations. These securities are usually
discounted and are rated by S&P or Moody's or another nationally recognized statistical rating organization.

CONVERTIBLE SECURITIES Domestic and foreign debt securities that    credit, currency, interest rate, liquidity, market, political,
can be converted into equity securities at a future time and        valuation
price.

CORPORATE BONDS Debt securities of domestic and foreign             credit, currency, interest rate, liquidity, market, political,
industrial, utility, banking, and other financial institutions.     valuation

MORTGAGES (DIRECTLY HELD) Domestic debt instrument which gives      credit, environmental, extension, interest rate, liquidity,
the lender a lien on property as security for the loan payment.     market, natural event, political, prepayment, valuation

MORTGAGE-BACKED SECURITIES Domestic and foreign securities (such    credit, currency, extension, interest rate, leverage, market,
as Ginnie Maes, Freddie Macs, Fannie Maes) which represent          political, prepayment
interests in pools of mortgages, whereby the principal and
interest paid every month is passed through to the holder of the securities.

MORTGAGE DOLLAR ROLLS The sale of domestic and foreign              currency, extension, interest rate, leverage, liquidity,
mortgage-backed securities with the promise to purchase similar     market, political, prepayment
securities at a later date. Segregated accounts are used to
offset leverage risk.

PARTICIPATION INTERESTS Interests that represent a share of bank    credit, currency, extension, interest rate, liquidity,
debt or similar securities or obligations.                          political, prepayment

PRIVATE PLACEMENTS Bonds or other investments that are sold         credit, interest rate, liquidity, market, valuation
directly to an institutional investor.

REITS AND OTHER REAL-ESTATE RELATED INSTRUMENTS Securities of       credit, interest rate, liquidity, market, natural event,
issuers that invest in real estate or are secured by real estate.   prepayment, valuation

REPURCHASE AGREEMENTS Contracts whereby the fund agrees to          credit
purchase a security and resell it to to the seller on a
particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS Contracts whereby the fund sells a    credit, leverage
security and agrees to repurchase it from the buyer on a
particular date and at a specific price. Considered a form of borrowing.

SOVEREIGN DEBT, BRADY BONDS, AND DEBT OF SUPRANATIONAL              credit, currency, interest rate, market, political
ORGANIZATIONS Dollar- or non-dollar- denominated securities
issued by foreign governments or supranational organizations.
Brady bonds are issued in connection with debt restructurings.

SWAPS Contractual agreement whereby a party agrees to exchange      credit, currency, interest rate, leverage, market, political periodic payments with a counterparty. Segregated accounts are used to offset leverage risk.

TAX EXEMPT MUNICIPAL SECURITIES Securities, generally issued as     credit, interest rate, market, natural event, political
general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt instruments (Treasury bills,        interest rate
notes, and bonds) guaranteed by the U.S. government for the
timely payment of principal and interest.

ZERO COUPON, PAY-IN-KIND, AND DEFERRED PAYMENT SECURITIES           credit, currency, interest rate, liquidity, market, political,
Domestic and foreign securities offering non-cash or delayed-cash   valuation
payment. Their prices are typically more volatile than those of some other debt instruments and involve certain special tax
considerations.

                                                                                                TAX AWARE
                                                                    TAX AWARE                   SHORT-INTERMEDIATE
                                                                    ENHANCED INCOME             INCOME
------------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Interests in a stream of payments from          /X/                           /X/
specific assets, such as auto or credit card receivables.

BANK OBLIGATIONS Negotiable certificates of deposit, time               /X/(1)                        / /(1)
deposits and bankers' acceptances of domestic and foreign
issuers.

COMMERCIAL PAPER Unsecured short term debt issued by domestic and       /X/(1)                        /X/(1)
foreign banks or corporations. These securities are usually
discounted and are rated by S&P or Moody's or another nationally recognized statistical rating organization.

CONVERTIBLE SECURITIES Domestic and foreign debt securities that        / /(1)                        / /(1)
can be converted into equity securities at a future time and price.

CORPORATE BONDS Debt securities of domestic and foreign                 /X/(1)                        /X/(1)
industrial, utility, banking, and other financial institutions.

MORTGAGES (DIRECTLY HELD) Domestic debt instrument which gives          / /                           / /
the lender a lien on property as security for the loan payment.

MORTGAGE-BACKED SECURITIES Domestic and foreign securities (such        /X/(1)                        /X/(1)
as Ginnie Maes, Freddie Macs, Fannie Maes) which represent
interests in pools of mortgages, whereby the principal and
interest paid every month is passed through to the holder of the securities.

MORTGAGE DOLLAR ROLLS The sale of domestic and foreign                  /X/(1),(2)                    / /(1),(2)
mortgage-backed securities with the promise to purchase similar securities at a later date. Segregated accounts are used to
offset leverage risk.

PARTICIPATION INTERESTS Interests that represent a share of bank        / /                           / /
debt or similar securities or obligations.

PRIVATE PLACEMENTS Bonds or other investments that are sold             / /                           / /
directly to an institutional investor.

REITS AND OTHER REAL-ESTATE RELATED INSTRUMENTS Securities of           / /                           / /
issuers that invest in real estate or are secured by real estate.

REPURCHASE AGREEMENTS Contracts whereby the fund agrees to              / /                           / /
purchase a security and resell it to to the seller on a
particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS Contracts whereby the fund sells a        / /                           / /(2)
security and agrees to repurchase it from the buyer on a
particular date and at a specific price. Considered a form of borrowing.

SOVEREIGN DEBT, BRADY BONDS, AND DEBT OF SUPRANATIONAL                  / /(2)                        /X/(1)
ORGANIZATIONS Dollar- or non-dollar- denominated securities
issued by foreign governments or supranational organizations.
Brady bonds are issued in connection with debt restructurings.

SWAPS Contractual agreement whereby a party agrees to exchange          / /(1)                        / /
periodic payments with a counterparty. Segregated accounts are used to offset leverage risk.

TAX EXEMPT MUNICIPAL SECURITIES Securities, generally issued as         /X/                           /X/
general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt instruments (Treasury bills,            /X/                           /X/
notes, and bonds) guaranteed by the U.S. government for the
timely payment of principal and interest.

ZERO COUPON, PAY-IN-KIND, AND DEFERRED PAYMENT SECURITIES               / /(1)                        / /(1)
Domestic and foreign securities offering non-cash or delayed-cash payment. Their prices are typically more volatile than those of some other debt instruments and involve certain special tax
considerations.


RISK RELATED TO CERTAIN FIXED INCOME INVESTMENTS HELD BY THE TAX AWARE ENHANCED INCOME FUND:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

/X/ Typically invests in
/ / Permitted, but no intention to use currently

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

     (1) All foreign securities in the aggregate may not exceed 25% of the Fund's assets.

     (2) All forms of borrowing (including securities lending, mortgage dollar rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.

RISK AND REWARD ELEMENTS

This table identifies the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help the Funds manage risk.


POTENTIAL RISKS                                POTENTIAL REWARDS                    POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT CHOICES
-  A Fund could underperform its benchmark     -  A Fund could outperform its       -  The adviser focuses its active management
   due to its securities and asset allocation     benchmark due to these same          on securities selection, the area where it
   choices                                        choices                              believes its commitment to research can
                                                                                       most enhance returns

MARKET CONDITIONS
FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES
FUND
-  The Fund's share price and performance      -  Stocks have generally             -  Under normal circumstances the Fund plans
   will fluctuate in response to stock market     outperformed more stable             to remain fully invested in accordance
   movements                                      investments (such as bonds and       with its policies. Equity investments may
-  The Fund could lose money because of           cash equivalents) over the long      include common stocks, convertible
   foreign government actions, political          term                                 securities, preferred stocks, depositary
   instability, or lack of adequate and/or     -  Foreign investments, which           receipts (such as ADRs and EDRs), trust or
   accurate information                           represent a major portion of the     partnership interests, warrants, rights,
-  Investment risks tend to be higher in          world's securities, offer            and investment company securities
   emerging markets. These markets also           attractive potential performance  -  The Fund seeks to limit risk and enhance
   present higher liquidity and valuation         and opportunities for                performance through active management and
   risks                                          diversification                      diversification
-  Adverse market conditions may from time to  -  Emerging markets can offer        -  During severe market downturns, the Fund
   time cause the Fund to take temporary          higher returns                       has the option of investing up to 100% of
   defensive positions that are inconsistent                                           assets in high quality short-term
   with its principal investment strategies                                            instruments
   and may hinder the Fund from achieving its
   investment objective

TAX AWARE DISCIPLINED EQUITY AND TAX AWARE
U.S. EQUITY FUNDS
-  A Fund's share price and performance will   -  Stocks have generally             -  Under normal circumstances the Funds plan
   fluctuate in response to stock market          outperformed more stable             to remain fully invested in accordance
   movements                                      investments (such as bonds and       with its policies. Equity investments may
-  Adverse market conditions may from time to     cash equivalents) over the long      include common stocks, convertible
   time cause a Fund to take temporary            term                                 securities, preferred stocks, depositary
   defensive positions that are inconsistent                                           receipts (such as ADRs and EDRs) trust or
   with its principal investment strategies                                            partnership interests, warrants, rights,
   and may hinder the Fund from achieving its                                          and investment company securities
   investment objective                                                             -  The Funds seek to limit risk through
                                                                                       active management and diversification
                                                                                    -  During severe market downturns, the Funds
                                                                                       have the option of investing up to 100% of
                                                                                       its assets in high quality short-term
                                                                                       instruments

POTENTIAL RISKS                                POTENTIAL REWARDS                    POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
TAX AWARE ENHANCED INCOME AND TAX AWARE
SHORT-INTERMEDIATE FUNDS

-  A Fund's share price, yield, and total      -  Bonds have generally              -  Under normal circumstances a Fund plans to
   return will fluctuate in response to bond      outperformed money market            remain fully invested in bonds and other
   market movements                               investments over the long term,      fixed income securities
-  The value of most bonds will fall when         with less risk than stocks        -  A Fund seeks to limit risk and enhance
   interest rates rise; the longer a bond's    -  Most bonds will rise in value        after tax yields through careful
   maturity and the lower its credit quality,     when interest rates fall             management, sector allocation, individual
   the more its value typically falls          -  Mortgage-backed and asset-backed     securities selection, and duration
-  Adverse market conditions may from time to     securities can offer attractive      management
   time cause a Fund to take temporary            returns                           -  During severe market downturns, a Fund has
   defensive positions that are inconsistent                                           the option of investing up to 100% of
   with its principal investment strategies                                            assets in high quality short-term
   and may hinder a Fund from achieving its                                            instruments
   investment objective                                                             -  The adviser monitors interest rate trends,
-  Mortgage-backed and asset-backed                                                    as well as geographic and demographic
   securities (securities representing an                                              information related to mortgage-backed
   interest in, or secured by, a pool of                                               securities and mortgage prepayments
   mortgages or other assets such as
   receivables) could generate capital losses
   or periods of low yields if they are paid
   off substantially earlier or later than
   anticipated

FOREIGN CURRENCIES
-  Currency exchange rate movements could      -  Favorable exchange rate           -  The Funds actively manage the currency
   reduce gains or create losses                  movements could generate gains       exposure of its foreign investments and
-  Currency risks tend to be higher in            or reduce losses                     may hedge a portion of its foreign
   emerging markets                                                                    currency exposure into the U.S. dollar or
                                                                                       other currencies which the adviser deems
                                                                                       more attractive (see also "Derivatives")

SECURITIES LENDING
-  When a Fund lends a security, there is a    -  A Fund may enhance income         -  The adviser maintains a list of approved
   risk that the loaned securities may not be     through the investment of the        borrowers
   returned if the borrower defaults              collateral received from the      -  A Fund receives collateral equal to at
-  The collateral will be subject to the          borrower                             least 100% of the current value of
   risks of the securities in which it is                                              securities loaned plus accrued interest
   invested                                                                         -  The lending agents indemnify a Fund
                                                                                       against borrower default.
                                                                                    -  The adviser's collateral investment
                                                                                       guidelines limit the quality and duration
                                                                                       of collateral investment to minimize
                                                                                       losses.
                                                                                    -  Upon recall, the borrower must return the
                                                                                       securities loaned within the normal
                                                                                       settlement period

POTENTIAL RISKS                                POTENTIAL REWARDS                    POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
DERIVATIVES
-  Derivatives such as futures, options,       -  Hedges that correlate well with   -  The Funds use derivatives for hedging and
   swaps and forward foreign currency             underlying positions can reduce      tax and risk management purposes (i.e., to
   contracts(1) that are used for hedging the     or eliminate losses at low cost      establish or adjust exposure to particular
   portfolio or specific securities may not    -  A Fund could make money and          securities, markets or currencies)
   fully offset the underlying positions and      protect against losses if the     -  The Funds only establish hedges that they
   this could result in losses to a Fund that     investment analysis proves           expect will be highly correlated with
   would not have otherwise occurred              correct                              underlying positions
-  Derivatives used for risk management may    -  Derivatives that involve          -  While the Funds may use derivatives that
   not have the intended effects and may          leverage could generate              incidentally involve leverage, they do not
   result in losses or missed opportunities       substantial gains at low cost        use them for the specific purpose of
-  The counterparty to a derivatives contract                                          leveraging their portfolios
   could default
-  Derivatives that involve leverage could
   magnify losses
-  Certain types of derivatives involve costs
   to the Funds which can reduce returns
-  Derivatives may, for tax purposes, affect
   the character of gain and loss realized by
   a Fund, accelerate recognition of income
   to a Fund, affect the holding period of a
   Fund's assets and defer recognition of
   certain of a Fund's losses

ILLIQUID HOLDINGS
-  A Fund could have difficulty valuing these  -  These holdings may offer more     -  No Fund may invest more than 15% of its
   holdings precisely                             attractive yields or potential       net assets in illiquid holdings
-  A Fund could be unable to sell these           growth than comparable widely     -  To maintain adequate liquidity, each Fund
   holdings at the time or price it desires       traded securities                    may hold high quality short-term
                                                                                       instruments and may borrow (including
                                                                                       repurchase agreements and reverse
                                                                                       repurchase agreements) from banks up to 33
                                                                                       1/3% of the value of its total assets

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES
-  When a Fund buys securities before issue    -  A Fund can take advantage of      -  Each Fund segregates liquid assets to
   or for delayed delivery, it could be           attractive transaction               offset leverage risk
   exposed to leverage risk if it does not        opportunities
   segregate liquid assets

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

POTENTIAL RISKS                                POTENTIAL REWARDS                    POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM TRADING
-   Increased trading could raise a Fund's     -   A Fund could realize gains in a  -   The Funds will generally avoid short-term
    brokerage and related cost                     short period of time                 trading, except to take advantage of
-   Increased short-term capital gains         -   A Fund could protect against         attractive or unexpected opportunities or
    distributions could raise shareholders'        losses if a stock is overvalued      to meet demands generated by shareholder
    income tax liability                           and its value later falls            activity

CREDIT QUALITY - TAX AWARE ENHANCED INCOME
FUND AND TAX AWARE SHORT-INTERMEDIATE FUNDS
-   The default of an issuer would leave the   -   Investment-grade bonds have a    -   The Funds maintain their own policies for
    Funds with unpaid interest or principal        lower risk of default                balancing credit quality against
                                                                                        potential yields and gains in light of
                                                                                        its investment goals
                                                                                    -   The advisers develop their own ratings of
                                                                                        unrated securities and makes a credit
                                                                                        quality determination for unrated
                                                                                        securities

FOREIGN INVESTMENTS - TAX AWARE DISCIPLINED
EQUITY AND TAX AWARE U.S. EQUITY FUNDS
-   Currency exchange rate movements could     -   Favorable exchange rate          -   Each Fund anticipates that its total
    reduce gains or create losses                  movements could generate gains       foreign investments will not exceed 20%
-   AFund could lose money because of foreign      or reduce losses                     of assets
    government actions, political              -   Foreign investments, which       -   Each Fund actively manages the currency
    instability, or lack of adequate and           represent a major portion of         exposure of its foreign investments
    accurate information                           the world's securities, offer        relative to its benchmark, and may hedge
                                                   attractive potential                 back into the U.S. dollar from time to
                                                   performance and opportunities        time (see also "Derivatives")
                                                   for diversification

TAX AWARE ENHANCED INCOME AND TAX AWARE
SHORT-INTERMEDIATE FUNDS
-   The Fund could lose money because of       -   Foreign bonds, which represent   -   Foreign bonds may be a significant
    foreign government actions, political          a major portion of the world's       investment (25% of assets) for the Fund
    instability, or lack of adequate and           fixed income securities, offer   -   To the extent that the Fund invests in
    accurate information                           attractive potential                 foreign bonds, it will hedge its currency
-   Currency exchange rate movements could         performance and opportunities        exposure into the U.S. dollar (see also
    reduce gains or create losses                  for diversification                  "Derivatives")
                                               -   Favorable exchange rate
                                                   movements could generate gains
                                                   or reduce losses

FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand each Fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which is available upon request.

JPMORGAN FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND



                                                                                          YEAR        5/1/01*
                                                                                         ENDED       THROUGH
PER SHARE OPERATING PERFORMANCE:                                                      10/31/02      10/31/01
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                $    12.43    $    15.00
------------------------------------------------------------------------------------------------------------
 Income from investment operations:
   Net investment income (loss)                                                           0.14          0.07^
   Net gains or losses on securities (both realized and unrealized)                      (1.51)        (2.64)
                                                                                    ----------    ----------
   Total from investment operations                                                      (1.37)        (2.57)
                                                                                    ----------    ----------
 Less distributions:
   Dividends from net investment income                                                   0.04            --
                                                                                    ----------    ----------
Net asset value, end of period                                                      $    11.02    $    12.43
------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                            (11.08%)      (17.13%)(b)
============================================================================================================
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------
   Net assets, end of period (millions)                                             $      149    $      176
------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
------------------------------------------------------------------------------------------------------------
   Net expenses                                                                           1.00%         1.00%
------------------------------------------------------------------------------------------------------------
   Net investment income (loss)                                                           1.08%         1.09%
------------------------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements and earnings credits                          1.32%         1.33%
------------------------------------------------------------------------------------------------------------
   Net investment income (loss) without waivers, reimbursements
     and earnings credits                                                                 0.76%         0.76%
------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                                     97%           43%(b)
------------------------------------------------------------------------------------------------------------


 *   Commencement of offering of class of shares.
 ^   Calculated based on average shares outstanding.

 (b) Not annualized.
 #   Short periods have been annualized.

JPMORGAN TAX AWARE DISCIPLINED EQUITY FUND



                                                                                    YEAR ENDED
                                                        ------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                          10/31/02      10/31/01      10/31/00      10/31/99      10/31/98
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $    14.36    $    18.87    $    18.19    $    14.71    $    12.08
--------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
   Net investment income (loss)                               0.14          0.14          0.15          0.15          0.11
   Net gains or losses on securities (both realized
    and unrealized)                                          (2.57)        (4.57)         0.68          3.48          2.68
                                                        ----------    ----------    ----------    ----------    ----------
   Total from investment operations                          (2.43)        (4.43)         0.83          3.63          2.79
                                                        ----------    ----------    ----------    ----------    ----------
  Less distributions:
   Dividends from net investment income                       0.19          0.08          0.15          0.15          0.16
                                                        ----------    ----------    ----------    ----------    ----------
Net asset value, end of period                          $    11.74    $    14.36    $    18.87    $    18.19    $    14.71
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                (17.13%)      (23.55%)        4.54%        24.72%        23.26%
==========================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------
   Net assets, end of period (millions)                 $      194    $      313     $     478    $      341    $       90
--------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
--------------------------------------------------------------------------------------------------------------------------
   Net expenses                                               0.55%         0.55%         0.55%         0.55%         0.55%
--------------------------------------------------------------------------------------------------------------------------
   Net investment income (loss)                               0.93%         0.77%         0.78%         0.94%         0.97%
--------------------------------------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements and
     earnings credits                                         0.70%         0.60%         0.59%         0.65%         1.02%
--------------------------------------------------------------------------------------------------------------------------
   Net investment income (loss) without waivers,
     reimbursements and earnings credits                      0.78%         0.72%         0.74%         0.84%         0.50%
--------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                         60%           44%           51%           40%           57%
--------------------------------------------------------------------------------------------------------------------------

JPMORGAN TAX AWARE ENHANCED INCOME FUND



                                                                                    YEAR ENDED                     4/16/99*
                                                                      --------------------------------------        THROUGH
PER SHARE OPERATING PERFORMANCE:                                        10/31/02      10/31/01^     10/31/00^     10/31/99^
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                  $    10.10    $     9.95    $     9.95    $    10.00
--------------------------------------------------------------------------------------------------------------------------
 Income from investment operations:
   Net investment income (loss)                                             0.22          0.39          0.45          0.20
   Net gains or losses on securities (both realized and  unrealized)       (0.01)         0.15            --         (0.05)
                                                                      ----------    ----------    ----------    ----------
   Total from investment operations                                         0.21          0.54          0.45          0.15
                                                                      ----------    ----------    ----------    ----------
 Less distributions:
   Dividends from net investment income                                     0.23          0.39          0.45          0.20
   Distributions from capital gains                                         0.01            --            --            --
                                                                      ----------    ----------    ----------    ----------
   Total distributions                                                      0.24          0.39          0.45          0.20
                                                                      ----------    ----------    ----------    ----------
Net asset value, end of period                                        $    10.07    $    10.10    $     9.95    $     9.95
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                2.01%         5.63%         4.55%         1.57%(b)
==========================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------
   Net assets, end of period (millions)                               $    1,671    $      951    $      299    $      355
--------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
--------------------------------------------------------------------------------------------------------------------------
   Net expenses                                                             0.25%         0.25%         0.25%         0.25%
--------------------------------------------------------------------------------------------------------------------------
   Net investment income                                                    2.20%         3.80%         4.43%         4.01%
--------------------------------------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements and earnings credits            0.54%         0.50%         0.50%         0.57%
--------------------------------------------------------------------------------------------------------------------------
   Net investment income (loss) without waivers, reimbursements and
     earnings credits credits                                               1.90%         3.55%         4.18%         3.69%
--------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                      186%          142%          172%           69%(b)
--------------------------------------------------------------------------------------------------------------------------


 *   Commencement of offering of class of shares.
 ^ On August 17, 2001, the class underwent a reverse split of shares. Prior periods have been restated to reflect the split (1 to 5).
 #   Short periods have been annualized.

 (b) Not annualized.

JPMORGAN TAX AWARE U.S. EQUITY FUND



                                                                                          YEAR          YEAR      9/15/00*
                                                                                         ENDED         ENDED       THROUGH
PER SHARE OPERATING PERFORMANCE:                                                      10/31/02      10/31/01      10/31/00
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                $    11.15    $    14.73    $    15.00
--------------------------------------------------------------------------------------------------------------------------
 Income from investment operations:
   Net investment income (loss)                                                           0.12          0.08^         0.01^
   Net gains or losses on securities (both realized and unrealized)                      (1.94)        (3.55)        (0.28)
                                                                                    ----------    ----------    ----------
   Total from investment operations                                                      (1.82)        (3.47)        (0.27)
                                                                                    ----------    ----------    ----------
 Less distributions:
   Dividends from net investment income                                                   0.16          0.11            --
                                                                                    ----------    ----------    ----------
Net asset value, end of period                                                      $     9.17    $    11.15    $    14.73
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                            (16.50%)      (23.67%)       (1.80%)(b)
--------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------
   Net assets, end of period (millions)                                             $       41    $       12    $       --@
--------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
---------------------------------------------------------------------------------------------------------------------------
   Net expenses                                                                           0.70%         0.70%         0.70%
---------------------------------------------------------------------------------------------------------------------------
   Net investment income                                                                  0.92%         0.69%         0.51%
---------------------------------------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements and earnings credits                          0.84%         0.93%         0.85%
---------------------------------------------------------------------------------------------------------------------------
   Net investment income (loss) without waivers, reimbursements and
     earnings credits                                                                     0.78%         0.46%         0.36%
---------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                                     27%           22%           15%(b)
---------------------------------------------------------------------------------------------------------------------------


 *   Commencement of offering of class of shares.
 ^   Calculated based on average shares outstanding.

 (b) Not annualized
 @   Amount rounds to less than one million.
 #   Short periods have been annualized.

PRIVACY POLICY

Respecting and protecting client privacy has been vital to our business since its inception. By explaining our Privacy Policy to you, we trust that you will better understand how the JPMorgan Funds keep our client information private and secure while using it to serve you better.

PROTECTING THE CONFIDENTIALITY OF OUR CLIENT INFORMATION

We take our responsibility to protect the privacy and confidentiality of our client information very seriously. We maintain physical, electronic and procedural safeguards that comply with United States federal standards to store and secure information about you from unauthorized access, alteration and destruction. Our control policies authorize access to client information only by individuals who need to know that information to provide products and services to you.

WHO IS COVERED BY THE PRIVACY POLICY?

The Privacy Policy applies to the shareholders of JPMorgan Funds and applies only to information related to JPMorgan Funds.

If you decide at some point either to close your account(s) or to become an inactive client, we will continue to adhere to the privacy policies and practices described in this notice.

INFORMATION WE COLLECT ABOUT YOU

We receive information about you from various sources, including: certain nonpublic personal information about you from information you provide on applications or other forms (such as your address and social security number), and information about your account transactions with us (such as purchases, sales and account balances). We may also collect such information through account inquiries by mail, e-mail or telephone.

SHARING INFORMATION FOR LEGAL AND ROUTINE BUSINESS REASONS AND FOR JOINT
MARKETING

We may disclose non public personal information we collect about you as permitted by law. For example, we may share information with regulatory authorities and law enforcement officials who have jurisdiction over us or if we are required to do so by United States or the applicable law; provide information to protect against fraud; share information with your consent and give account information to check and statement printers and other service providers who work for us. We also may share the information we collect about you, as described above, with firms that perform administrative or marketing services on our behalf or with financial institutions, such as banks, with whom we have joint marketing agreements to provide you with offers of their financial products and services. These companies may receive information about you, but they must safeguard it and not use it for any other purpose.

J.P. MORGAN FUND DISTRIBUTORS, INC.

J.P. Morgan Fund Distributors, Inc., as distributor of the JPMorgan Funds, does not collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to J.P. Morgan Fund Distributors, Inc. nonpublic personal financial information relating to shareholders or prospective shareholders as necessary to perform services for the Funds. In such circumstances, J.P. Morgan Fund Distributors, Inc. adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to protect the security and confidentiality of the information.

If you have any questions regarding this policy, please feel free to contact us at 1-800-766-7722.

              THIS INSIDE BACK COVER IS NOT PART OF YOUR PROSPECTUS

HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

The SAI contains more detailed information about the Funds and its policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling 1 (800) 766-7722 or writing to:

JPMORGAN INSTITUTIONAL FUNDS
SERVICE CENTER
500 STANTON CHRISTIAN ROAD
NEWARK, DELAWARE 19713

If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you're there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the fund is also available on the SEC's website at http://www.sec.gov.


The Investment Company Act File Nos. for each Fund are:



Fleming Tax Aware International Opportunities Fund      811-05151
Tax Aware Disciplined Equity Fund                       811-07795
Tax Aware Enchanced Income Fund                         811-07795
Tax Aware Short-Intermediate Income Fund                811-07342
Tax Aware U.S. Equity Fund                              811-07795



     (C)J.P. Morgan Chase & Co. All Rights Reserved. February 2003

                                                                      PR-TAI-203

PROSPECTUS FEBRUARY 28, 2003



JPMORGAN TAX AWARE FUNDS

SELECT CLASS SHARES


TAX AWARE ENHANCED INCOME FUND


TAX AWARE LARGE CAP GROWTH FUND

TAX AWARE LARGE CAP VALUE FUND

TAX AWARE SHORT-INTERMEDIATE INCOME FUND


TAX AWARE U.S. EQUITY FUND


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS


Tax Aware Enhanced Income Fund                                      1

Tax Aware Large Cap Growth Fund                                     7

Tax Aware Large Cap Value Fund                                     13

Tax Aware Short-Intermediate Income Fund                           19

Tax Aware U.S. Equity Fund                                         24

Tax Aware Investing                                                30

The Funds' Management and Administration                           31

How Your Account Works                                             33

   Buying Fund Shares                                              33

   Selling Fund Shares                                             34

   Exchanging Fund Shares                                          34

   Other Information Concerning The Funds                          35

   Distributions and Taxes                                         35

Income Investments                                                 38

Risk and Reward Elements                                           40

Financial Highlights                                               44

How to Reach Us                                            Back cover

JPMORGAN TAX AWARE ENHANCED INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 38-43.


THE FUND'S OBJECTIVE
The Fund's goal is to provide high after tax current income consistent with principal preservation.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests in municipal securities that the adviser, J.P. Morgan Investment Management Inc. (JPMIM), believes have the potential to provide high current income that is free from federal income tax. The Fund also may invest in taxable fixed income securities, including U.S. government and agency securities, domestic and foreign corporate bonds, asset-backed and mortgage-related securities, and money market instruments, that the adviser believes have the potential to provide high after tax current income. These securities may be of any maturity, but under normal circumstances, the Fund's duration will be no longer than 1.5 years. The Fund may use interest rate swaps, futures contracts and options to help manage duration.

The Fund is designed to provide a high level of after tax current income, price stability and liquidity. The Fund's strategy may therefore include purchasing both municipal obligations that are exempt from federal income tax as well as taxable securities, depending on which opportunity the adviser determines will generate the highest after tax income (although the Fund intends to invest at least 50% of its assets in tax exempt securities). The Fund seeks to capitalize on fundamental and technical opportunities in the fixed income markets to enhance return.

Up to 25% of the Fund's total assets may be invested in foreign securities. All of the securities purchased by the Fund must be rated as investment grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Ratings (Fitch), or the equivalent by another national rating organization, or unrated but deemed by the adviser to be of comparable quality, at the time of purchase, including at least 75% in securities rated A or better.

The Fund seeks to minimize shareholders' tax liability in connection with the Fund's distribution of realized capital gains by minimizing the net gains available for distribution. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income.


The Fund may change any of these investment policies (including its investment objective) without shareholder approval).

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
-  THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOAL.
-  THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS AND THE IMPLEMENTATION OF THE TAX AWARE STRATEGY.


INVESTMENT PROCESS
The adviser seeks to generate an information advantage through the depth of its global fixed-income research and the sophistication of its analytical systems. Using a team-oriented approach, the adviser seeks to gain insights in a broad range of distinct areas and takes positions in many different areas, helping the Fund to limit exposure to concentrated sources of risk.

In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for selecting portfolio securities, and duration management.


The sector allocation team meets regularly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's goal and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, the adviser establishes the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration may be shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively short, between three and eighteen months. The adviser closely monitors the Fund and makes tactical adjustments as necessary.

     INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.


THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.


The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar income funds will depend on the success of the investment process.

Changes in a municipality's financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund's income or hurt its ability to preserve capital and liquidity.

Under some circumstances, municipal obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.


Although any rise in interest rates is likely to cause a fall in the price of fixed income securities, the Fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the Fund will generally offer less income and, during periods of declining interest rates, may offer lower total returns than funds with longer durations.

The Fund's asset-backed and mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

The Fund may use interest rate swaps, futures contracts and options to help manage duration, sector and yield curve exposure. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Fund's original investment.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

The Fund's tax aware strategies may reduce your taxable income, but will not eliminate it. These strategies may require trade-offs that reduce pre-tax income.


     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE IN A HIGH TAX BRACKET AND WANT TO ADD A TAX SENSITIVE INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO

     - WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT STOCK FUNDS

     - WANT TO EMPHASIZE AFTER TAX RETURN

     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
     - ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA
     - ARE IN A LOW TAX BRACKET

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Select Class Shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past three calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year and life of the Fund. It compares that performance to the Merrill Lynch 3-Month U.S. Treasury Bill Index, a broad-based securities market index and the Lipper Short - Intermediate Investment Grade Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than shown.

[CHART]


YEAR-BY-YEAR TOTAL RETURN*,(1)


2000          4.91%
2001          4.41%
2002          1.91%


BEST QUARTER 4th quarter, 2000              1.67%
------------------------------------------------
WORST QUARTER 3rd quarter, 2002             0.26%
------------------------------------------------



* THE PERFORMANCE IN THE TABLE FOR THE PERIOD BEFORE SELECT CLASS SHARES WERE LAUNCHED ON 5/6/99, ARE BASED ON THE PERFORMANCE OF THE INSTITUTIONAL CLASS SHARES, WHICH ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES, BUT WHOSE SHARES ARE NOT BEING OFFERED IN THIS PROSPECTUS. DURING THIS PERIOD, THE ACTUAL RETURNS OF SELECT CLASS SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE SELECT CLASS SHARES HAVE HIGHER EXPENSES THAN INSTITUTIONAL CLASS SHARES.

(1)  THE FUND'S FISCAL YEAR END 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2002*,(1),(2)



                                                       PAST 1 YEAR     LIFE OF THE FUND
---------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN BEFORE TAXES             1.91            3.59
---------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS                                       1.65            3.31
---------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS AND SALE OF FUND SHARES               1.65            3.26
---------------------------------------------------------------------------------------
MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEX(3)
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)    1.78            4.29
---------------------------------------------------------------------------------------
LIPPER SHORT-INTERMEDIATE INVESTMENT GRADE
FUNDS INDEX(3) (REFLECTS NO DEDUCTION FOR TAXES)       7.14            6.61
---------------------------------------------------------------------------------------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    SEE FOOTNOTE ON PREVIOUS PAGE.
(1)  SEE FOOTNOTE ON PREVIOUS PAGE.
(2)  THE FUND COMMENCED OPERATIONS ON 4/16/99.
(3) PERFORMANCE FOR THE INDEXES IS FROM 4/30/99. INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEES                                                    0.25
DISTRIBUTION (RULE 12b-1) FEES                                     NONE
SHAREHOLDER SERVICE FEES                                           0.25
OTHER EXPENSES(1)                                                  0.20
-----------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                    0.70
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                           (0.20)
-----------------------------------------------------------------------
NET EXPENSES(2)                                                    0.50
-----------------------------------------------------------------------



(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED FOR THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMorgan CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.50% OF ITS AVERAGE DAILY NET ASSETS THROUGH 2/28/05. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY ALSO VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.


EXAMPLE
The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and


- net expenses through 2/28/05 and total annual operating expenses thereafter.


The example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.


                                1 YEAR    3 YEARS    5 YEARS    10 YEARS
------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)    51        183        349        832
------------------------------------------------------------------------

JPMORGAN TAX AWARE LARGE CAP GROWTH FUND
(FORMERLY JPMORGAN SELECT LARGE CAP GROWTH FUND)

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 40-43.


THE FUND'S OBJECTIVE
The Fund seeks to provide long term capital growth while minimizing taxable capital gain distributions from a portfolio of large cap equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of its Assets in equity investments of large-cap companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Large-cap companies have a market capitalization over $2 billion at the time of purchase. Market capitalization is the total market value of a company's shares. The companies the Fund chooses typically have a large number of publicly held shares and high trading volumes.


J.P. Morgan Fleming Asset Management, (USA) Inc. (JPMFAM (USA)), the Fund's adviser, will try to identify high quality large companies with above-average earnings growth, favorable earnings prospects, seasoned management and leadership positions in their industries. The Fund will sell a stock if the adviser feels that the issuer no longer meets the growth criteria listed above or if it believes that more attractive opportunities are available.


Equity securities in which the Fund can invest may include common stocks, preferred stocks, REITs, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund seeks to minimize shareholders' tax liability in connection with the Fund's distribution of realized capital gains by minimizing the net gains available for distribution. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gain, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security with a capital loss. However, the dividend income earned by the Fund will be taxed as ordinary income.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS AND THE IMPLEMENTATION OF THE TAX AWARE STRATEGY.

Although the Fund intends to invest primarily in equity securities, under normal circumstances, it may also invest in high quality money market instruments and repurchase agreements.


The Fund may invest in derivatives, which are instruments whose value is based on one or more securities, indexes, interest rates or exchange rate.

The Fund may use derivatives to hedge various investments or for risk management. Derivatives may also be used as substitutes for securities in which the Fund can invest.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

INVESTMENT PROCESS
In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.


The research findings allow the adviser to rank the companies in each sector according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.


The Fund buys and sells stocks using the research and valuation rankings as a basis. Along with attractive valuation, the Fund's adviser often considers a number of other criteria:

- catalysts that could trigger a rise in a stock's price

- high potential reward compared to potential risk

- temporary mispricings caused by market overreactions.

     INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.


The value of the shares will fluctuate in response to movements in the market. Fund performance will also depend on the effectiveness of the adviser's research, as well as its stock picking and currency management decisions.


The value of REITs will depend on the value of the underlying properties or the underlying loans or interests. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by the management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.

Investing a substantial portion of its assets in money market instruments, repurchase agreements or U.S. government debt securities, including where the Fund is investing for temporary defensive purposes, could reduce the Fund's potential returns.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Fund's original investments.


The Fund's tax aware strategies may reduce your taxable income, but will not eliminate it. These strategies may require trade-offs that reduce pre-tax returns.

     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT THAT SEEKS CAPITAL GROWTH
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
     - ARE INDIVIDUALS WHO COULD BENEFIT FROM A STRATEGY THAT PURSUES LONG-TERM CAPITAL GROWTH FROM AN AFTER-TAX PERSPECTIVE

     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES
     - ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell 1000(R) Growth Index and S&P 500/BARRA Growth Index, broad-based Securities market indexes, and the Lipper Large-Cap Growth Funds Index, a broad-based index. In the past, the Fund has compared its performance to the S&P 500/BARRA Growth Index, but currently, the Fund compares its performance to the Russell 1000(R) Growth Index instead. The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The adviser believes that the Russell 1000(R) Growth Index is more appropriate since it more accurately reflects the Fund's investment strategy.


Past performance (before and after taxes) is not necessarily an indication of how this Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1993         6.93%
1994         2.47%
1995        33.18%
1996        14.45%
1997        32.87%
1998        40.85%
1999        37.33%
2000       -24.72%
2001       -17.55%
2002       -27.04%


BEST QUARTER 4th quarter, 1998             25.96%
------------------------------------------------
WORST QUARTER 2nd quarter, 2002           -18.91%
------------------------------------------------



* ON 1/1/97, THE FUND RECEIVED THE ASSETS OF A COMMON TRUST FUND WHICH HAD BEEN MAINTAINED BY A PREDECESSOR OF JPMorgan CHASE BANK. THE PERFORMANCE OF THE FUND BEFORE THAT DATE IS BASED ON THE HISTORICAL PERFORMANCE OF THAT COMMON TRUST FUND. THE HISTORICAL PERFORMANCE OF SHARES OF THE PREDECESSOR COMMON TRUST FUND HAS BEEN ADJUSTED TO REFLECT THE FUND'S EXPENSE LEVELS (ABSENT REIMBURSEMENTS) THAT WERE IN PLACE AT THE TIME THE FUND RECEIVED THE COMMON TRUST FUND ASSETS.

(1)  THE FUND'S FISCAL YEAR END IS 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2002*,(1)



                                                    PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
------------------------------------------------------------------------------------------------
SELECT CLASS SHARES - RETURN BEFORE TAXES(2)        -27.04         -2.61           6.87
------------------------------------------------------------------------------------------------
SELECT CLASS SHARES - RETURN AFTER TAXES
ON DISTRIBUTIONS(2)                                 -27.14         -5.19           N/A(2)
------------------------------------------------------------------------------------------------
SELECT CLASS SHARES - RETURN AFTER TAXES
ON DISTRIBUTIONS AND SALE OF FUND SHARES            -16.59         -1.00           N/A(2)
------------------------------------------------------------------------------------------------
RUSSELL 1000(R) GROWTH INDEX(3) (REFLECTS
NO DEDUCTION FOR FEES, EXPENSES OR TAXES)           -27.89         -3.84           6.71
------------------------------------------------------------------------------------------------
S&P 500/BARRA GROWTH INDEX(3) (REFLECTS
NO DEDUCTION FOR FEES, EXPENSES OR TAXES)           -23.59         -1.08           8.70
------------------------------------------------------------------------------------------------
LIPPER LARGE-CAP GROWTH FUNDS INDEX(3)
(REFLECTS NO DEDUCTION FOR TAXES)                   -28.12         -4.16           6.30
------------------------------------------------------------------------------------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


*    SEE FOOTNOTE ON PREVIOUS PAGE.
(1)  SEE FOOTNOTE ON PREVIOUS PAGE.
(2) AFTER-TAX RETURNS HAVE NOT BEEN CALCULATED FOR THE PERIODS PRIOR TO 1/1/97, DUE TO DIFFERENT TAX AND DISTRIBUTION REQUIREMENTS OF THE PREDECESSOR COMMON TRUST FUND.
(3)  INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses of the Fund's Select Class Shares are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS SHARES ASSETS)



MANAGEMENT FEES                                                    0.40
DISTRIBUTION (RULE 12b-1) FEES                                     NONE
SHAREHOLDER SERVICE FEES                                           0.25
OTHER EXPENSES(1)                                                  0.20
-----------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES(2)                                 0.85
-----------------------------------------------------------------------



(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED DURING THE FISCAL PERIOD FROM 1/1/02 THROUGH 10/31/02. THE FUND RECENTLY CHANGED ITS FISCAL YEAR END FROM 12/31 TO 10/31.
(2) THE FUND HAS ENTERED INTO A WRITTEN AGREEMENT PURSUANT TO WHICH JPMorgan CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.85% OF ITS AVERAGE DAILY NET ASSETS THROUGH 2/28/04. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME. FOR THE PERIOD ENDED 10/31/02, SELECT CLASS SHARES NET EXPENSES WERE 0.68%.


EXAMPLE
The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and


- net expenses through 2/28/04 and total annual operating expenses thereafter.

The example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.


                                1 YR.    3 YRS.    5 YRS.    10 YRS.
--------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)    87       271       471       1,049
--------------------------------------------------------------------

JPMORGAN TAX AWARE LARGE CAP VALUE FUND
(FORMERLY JPMORGAN SELECT EQUITY INCOME FUND)

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 40-43.


THE FUND'S OBJECTIVE
The Fund seeks to provide income and capital appreciation while minimizing taxable capital gain distributions from a portfolio of large cap equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of its Assets in equity investments of large-cap companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Large-cap companies have a market capitalization over $2 billion at the time of purchase. Market capitalization is the total market value of a company's shares. The companies the Fund chooses typically have a large number of publicly held shares and high trading volumes.


JPMFAM (USA), the Fund's adviser, will try to identify companies which are determined to be undervalued according to the adviser's proprietary research, while underweighting or avoiding those that appear overvalued.


Equity securities in which the Fund can invest may include common stocks, preferred stocks, REITs, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund seeks to minimize shareholders' tax liability in connection with the Fund's distribution of realized capital gains. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gains, holding securities long enough to avoid short-term capital gains, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security with a capital loss. However, the dividend income earned by the Fund will be taxed as ordinary income. Shareholders will also pay taxes when they sell shares of the Fund at a gain.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS AND THE IMPLEMENTATION OF THE TAX AWARE STRATEGY.

Although the Fund intends to invest primarily in equity securities, under normal circumstances, it may also invest in high quality money market instruments and repurchase agreements.


The Fund may invest in derivatives, which are instruments whose value is based on one or more securities, indexes, interest rates or exchange rate. The Fund may use derivatives to hedge various investments, or for risk management. Derivatives may also be used as substitutes for securities in which the Fund can invest.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

INVESTMENT PROCESS
In managing the Fund, the adviser employs a process that combines fundamental research for identifying portfolio securities and disciplined portfolio construction methods.


Various models are used to quantify the adviser's fundamental stock research, producing a ranking of companies in each sector according to their relative value. The Fund's adviser then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:


- value characteristics such as price to book, price to equity and price to cash flow

- catalysts that could trigger a change in a stock's price

- potential reward compared to potential risk

- temporary mispricings caused by market overreactions

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.


The value of the shares will fluctuate in response to movements in the market. Fund performance will also depend on the effectiveness of the adviser's research, as well as its stock picking and currency management decisions.


The value of REITs will depend on the value of the underlying properties or the underlying loans or interests. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by the management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.


Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Fund's original investment.

The Fund's tax aware strategies may reduce your taxable income, but will not eliminate it. These strategies may require trade-offs that reduce pre-tax returns.

     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT THAT SEEKS INCOME AND CAPITAL APPRECIATION
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
     - ARE INDIVIDUALS WHO COULD BENEFIT FROM A STRATEGY THAT PURSUES CAPITAL APPRECIATION FROM AN AFTER-TAX PERSPECTIVE
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES
     - ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell 1000(R) Value Index and S&P 500 Index, a broad-based securities market indexes, and the Lipper Equity Income Funds Index, a broad-based index. In the past, the Fund has compared its performance to the S&P 500 Index, but currently, the Fund compares its performance to the Russell 1000(R) Value Index. The Russell 1000(R) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The adviser believes that the Russell 1000(R) Value Index is more appropriate since it more accurately reflects the Fund's investment strategy.


Past performance (before and after taxes) is not necessarily an indication of how this Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1993        13.31%
1994        -3.60%
1995        32.61%
1996        22.48%
1997        31.27%
1998        11.88%
1999         2.55%
2000        -2.29%
2001       -12.29%
2002       -16.99%


BEST QUARTER 4th quarter, 1998              16.85%
-------------------------------------------------
WORST QUARTER 3rd quarter, 2002            -16.59%
-------------------------------------------------



* ON 1/1/97, THE FUND RECEIVED THE ASSETS OF A COMMON TRUST FUND WHICH HAD BEEN MAINTAINED BY A PREDECESSOR OF JPMorgan CHASE BANK. THE PERFORMANCE OF THE FUND BEFORE THAT DATE IS BASED ON THE HISTORICAL PERFORMANCE OF THAT COMMON TRUST FUND. THE HISTORICAL PERFORMANCE OF SHARES OF THE PREDECESSOR COMMON TRUST FUND HAS BEEN ADJUSTED TO REFLECT THE FUND'S EXPENSE LEVELS (ABSENT REIMBURSEMENTS) THAT WERE IN PLACE AT THE TIME THE FUND RECEIVED THE COMMON TRUST FUND ASSETS.
(1)  THE FUND'S FISCAL YEAR END IS 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2002*,(1)



                                                PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
------------------------------------------------------------------------------------------
SELECT CLASS SHARES - RETURN BEFORE TAXES       -16.99        -3.98          6.63
------------------------------------------------------------------------------------------
SELECT CLASS SHARES - RETURN AFTER TAXES
ON DISTRIBUTIONS                                -17.46        -5.92          N/A(2)
------------------------------------------------------------------------------------------
SELECT CLASS SHARES - RETURN AFTER TAXES
ON DISTRIBUTIONS AND SALE OF FUND SHARES        -10.41        -3.29          N/A(2)
------------------------------------------------------------------------------------------
RUSSELL 1000(R) VALUE INDEX(3) (REFLECTS
NO DEDUCTION FOR FEES, EXPENSES OR TAXES)       -15.52         1.16          10.81
------------------------------------------------------------------------------------------
S&P 500 INDEX(3) (REFLECTS NO DEDUCTION
FOR FEES, EXPENSES OR TAXES)                    -22.10        -0.59          9.34
------------------------------------------------------------------------------------------
LIPPER EQUITY INCOME FUNDS INDEX(3)
(REFLECTS NO DEDUCTION FOR TAXES)               -19.68        -0.39          8.71
------------------------------------------------------------------------------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


*    SEE FOOTNOTE ON PREVIOUS PAGE.
(1)  SEE FOOTNOTE ON PREVIOUS PAGE.
(2) AFTER-TAX RETURNS HAVE NOT BEEN CALCULATED FOR THE PERIODS PRIOR TO 1/1/97, DUE TO DIFFERENT TAX AND DISTRIBUTION REQUIREMENTS OF THE PREDECESSOR COMMON TRUST FUND.
(3)  INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses of the Select Class Shares are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES(1) (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS SHARES ASSETS)


MANAGEMENT FEES                                                    0.40
DISTRIBUTION (RULE 12b-1) FEES                                     NONE
SHAREHOLDER SERVICE FEES                                           0.25
OTHER EXPENSES(1)                                                  0.20
-----------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES(2)                                 0.85
-----------------------------------------------------------------------



(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED DURING THE FISCAL PERIOD FROM 1/1/02 THROUGH 10/31/02. THE FUND RECENTLY CHANGED ITS FISCAL YEAR END FROM 12/31 TO 10/31.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMorgan CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.85% OF ITS AVERAGE DAILY NET ASSETS THROUGH 2/28/04. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME. FOR THE PERIOD ENDED 10/31/02, SELECT CLASS SHARES NET EXPENSES WERE 0.79%.


EXAMPLE
The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and


- net expenses through 2/23/04 and total annual operating expenses thereafter.

The example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.



                                1 YR.    3 YRS.    5 YRS.    10 YRS.
--------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)    87       271       471       1,049
--------------------------------------------------------------------

JPMORGAN TAX AWARE SHORT-INTERMEDIATE INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 38-43.


THE FUND'S OBJECTIVE
The Fund seeks to maximize after-tax income from a portfolio of tax-exempt and taxable securities.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund will invest at least 80% of the value of its Assets in debt investments. "Assets" means net assets plus the amount of borrowings for investment purposes.


The Fund invests in municipal securities that the adviser, JPMIM, believes have the potential to provide high current income that is exempt from federal income tax and consistent with principal preservation. The Fund also may invest in taxable debt securities, including but not limited to U.S. government and agency securities, domestic and foreign corporate bonds, asset-backed and mortgage-related securities, and money market instruments, that the adviser believes have the potential to provide high after tax current income.


Under normal market conditions the Fund's duration will range between 1.5 and
3.75 years, similar to that of the Lehman 1-5 Year Municipal Bond Index (currently 2.8 years). The Fund may use derivatives such as swaps, futures and options to help manage duration, sector and yield curve exposure and for risk management. The average dollar weighted maturity of the Fund's portfolio will be between one and five years.


The Fund intends to invest at least 50% of its Assets in tax exempt securities. It seeks to capitalize on fundamental and technical opportunities in the fixed income markets to enhance return.

Up to 25% of the Fund's total Assets may be invested in foreign securities. At least 90% of total Assets must be invested in securities that, at the time of purchase are rated as investment grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Ratings (Fitch), or the equivalent by another national rating organization, or unrated but are deemed by the adviser to be of comparable quality. No more than 10% of total Assets may be invested in securities rated B or BB.


The Fund seeks to minimize shareholders' tax liability in connection with the Fund's distribution of realized capital gains. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gains, holding securities long enough to avoid short-term capital gains, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security with a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income.


The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS AND THE IMPLEMENTATION OF THE TAX AWARE STRATEGY.

INVESTMENT PROCESS
The adviser seeks to generate an information advantage through the depth of its global income research and the sophistication of its analytical systems. Using a team-oriented approach, the adviser seeks to gain insights in a broad range of distinct areas and takes positions in many different areas, helping the Fund to limit exposure to concentrated sources of risk.

In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for selecting portfolio securities, and duration management.


The sector allocation team meets regularly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, the adviser establishes the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration may be shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The adviser closely monitors the Fund's duration and makes tactical adjustments as necessary.


     INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar income funds will depend on the success of the investment process.

Changes in a municipality's financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund's income or hurt its ability to preserve capital and liquidity.

Under some circumstances, municipal obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

Although any rise in interest rates is likely to cause a fall in the price of fixed income securities, the Fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the Fund will generally offer less income and, during periods of declining interest rates, may offer lower total returns than funds with longer durations.

Because of the sensitivity of the Fund's asset-backed and mortgage related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities. The Fund's asset-backed and mortgage related investments involve risk of losses due to prepayments that occur earlier or later than expected, and, like any bond, due to default.

Derivatives may be used to help manage duration, sector and yield curve exposure. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Fund's original investment.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.


The Fund's tax aware strategies may reduce your taxable income, but will not eliminate it. These strategies may require trade-offs that reduce pre-tax income.


     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE IN A HIGH TAX BRACKET AND WANT TO ADD A TAX SENSITIVE INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF LONGER TERM BOND FUNDS
     - WANT TO EMPHASIZE AFTER TAX RETURN
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
     - ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA
     - ARE IN A LOW TAX BRACKET

THE FUND'S PAST PERFORMANCE(1)

The Fund commenced operations on 12/20/02 and therefore has no reportable performance history. Once the Fund has performance for at least one calendar year, a bar chart and performance table will be included in the prospectus to show the performance of the Fund's Select Class Shares, and for comparison purposes, the performance of an appropriate broad-based market index will also be included in the prospectus. Although past performance of a Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.


(1)  THE FUND'S FISCAL YEAR END IS 10/31.

ESTIMATED INVESTOR EXPENSES FOR SELECT CLASS SHARES
The estimated expenses of Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEES                                                    0.25
DISTRIBUTION (RULE 12b-1) FEES                                     NONE
SHAREHOLDER SERVICE FEES                                           0.25
OTHER EXPENSES(1)                                                  0.48
-----------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                    0.98
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                           (0.48)
-----------------------------------------------------------------------
NET EXPENSES(2)                                                    0.50
-----------------------------------------------------------------------


(1)  "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
     YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMorgan CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.50% OF ITS AVERAGE DAILY NET ASSETS THROUGH 12/31/03. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Fund's Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and


- net expenses at 0.50% through 12/31/03, 0.55% through 2/28/05, and total annual operating expenses thereafter.


The example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.


                                                       1 YEAR     3 YEARS
-------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                           52         220
-------------------------------------------------------------------------

JPMORGAN TAX AWARE U.S. EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 40-43.


THE FUND'S OBJECTIVE
The Fund's goal is to provide high after tax total return from a portfolio of selected equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in equity securities of large- and medium-capitalization U.S. companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Sector by sector, the Fund's weightings are similar to those of the Standard & Poor's 500 Index (S&P 500). The Fund can moderately underweight or overweight sectors when it believes it will benefit performance.

Within each sector, the Fund focuses on those equity securities that are ranked as most undervalued according to the investment process described below. The Fund generally considers selling equity securities that appear overvalued.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund seeks to minimize shareholders' tax liability in connection with the Fund's distribution of realized capital gains by minimizing the net gains available for distribution. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income.


The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

     BEFORE YOU INVEST

     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOALS.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING

     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS AND THE IMPLEMENTATION OF THE TAX AWARE STRATEGY


INVESTMENT PROCESS

In managing the Fund, the adviser, JPMIM, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

On behalf of the Fund, the adviser buys and sells equity securites, according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the Fund's adviser often considers a number of other criteria:


- catalysts that could trigger a rise in a stock's price

- high potential reward compared to potential risk

- temporary mispricings caused by market overreactions.


INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.


THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.


The value of your shares in the Fund will fluctuate in response to movements in the U.S. market. Fund performance will also depend on the effectiveness of the adviser's research as well as its stock picking and currency management decisions.

The securities of mid-sized companies may trade less frequently and in smaller volumes than securities of larger, more established companies. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group. As a result, share price changes may be more sudden or more erratic.

By emphasizing undervalued stocks, the Fund seeks to produce returns that exceed those of the S&P 500. At the same time, by controlling the sector weightings of the Fund so that they differ only moderately from the sector weightings of the S&P 500, the Fund seeks to limit its volatility to that of the overall market, as represented by this index.

The Fund's tax aware strategies may reduce your taxable income, but will not eliminate it. These strategies may require trade-offs that reduce pre-tax returns.


     WHO MAY WANT TO INVEST

     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
     - ARE INDIVIDUALS THAT COULD BENEFIT FROM A STRATEGY THAT PURSUES RETURNS FROM AN AFTER-TAX PERSPECTIVE

     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES
     - ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Select Class Shares. The bar chart shows how the performance of the Fund's Select Class Shares has varied from year to year over the past six calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and life of the Fund. It compares that performance to the S&P 500 Index, a broad-based securities market index, and the Lipper Large-Cap Core Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.


The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR TOTAL RETURNS(1)


1997         30.32%
1998         31.18%
1999         18.31%
2000         -5.15%
2001        -10.67%
2002        -23.65%


BEST QUARTER 4th quarter, 1998              21.64%
-------------------------------------------------
WORST QUARTER 3rd quarter, 2002            -16.64%
-------------------------------------------------



(1)  THE FUND'S FISCAL YEAR END IS 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2002(1),(2)



                                               PAST 1 YEAR    PAST 5 YEARS   LIFE OF FUND
----------------------------------------------------------------------------------------
 SELECT CLASS SHARES -- RETURN BEFORE TAXES    -23.65          0.08          4.75
----------------------------------------------------------------------------------------
 SELECT CLASS SHARES -- RETURN AFTER TAXES
 ON DISTRIBUTIONS                              -23.87         -0.13          4.52
----------------------------------------------------------------------------------------
 SELECT CLASS SHARES -- RETURN AFTER TAXES
 ON DISTRIBUTIONS AND SALE OF FUND SHARES      -14.51         -0.02          3.78
----------------------------------------------------------------------------------------
 S&P 500 INDEX(3) (REFLECTS NO DEDUCTION
 FOR FEES, EXPENSES OR TAXES)                  -22.10         -0.59          4.40
----------------------------------------------------------------------------------------
 LIPPER LARGE-CAP CORE FUNDS INDEX(3)
 (REFLECTS NO DEDUCTIONS FOR TAXES)            -21.25         -0.75          3.72
----------------------------------------------------------------------------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


(1)  SEE FOOTNOTE ON PREVIOUS PAGE.
(2)  THE FUND COMMENCED OPERATIONS ON 12/18/96.
(3) PERFORMANCE FOR THE INDEXES IS FROM 12/31/96. INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

INVESTOR EXPENSES FOR THE SELECT CLASS SHARES
The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEES                                                    0.45
DISTRIBUTION (RULE 12b-1) FEES                                     NONE
SHAREHOLDER SERVICE FEES                                           0.25
OTHER EXPENSES(1)                                                  0.27
-----------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                    0.97
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                           (0.13)
-----------------------------------------------------------------------
NET EXPENSES(2)                                                    0.84
-----------------------------------------------------------------------



(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED FOR THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMorgan CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 0.84% OF ITS AVERAGE DAILY NET ASSETS THROUGH 3/31/06. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY ALSO VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.


EXAMPLE

The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:


- $10,000 initial investment,

- 5% return each year, and


- net expenses through 3/31/06 and total annual operating expenses thereafter.


This example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.


                                1 YEAR    3 YEARS    5 YEARS    10 YEARS
------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)    86        268        495        1,151
------------------------------------------------------------------------

TAX AWARE INVESTING

Most mutual funds focus on pre-tax returns and largely ignore shareholder tax considerations. By contrast, the Funds attempt to achieve high after-tax returns for shareholders by balancing investment considerations and tax considerations. The Funds seek to achieve returns primarily in the form of price appreciation (which is not subject to current tax until a Fund sells the appreciated security). The Funds seek to minimize income distributions and distributions of realized short-term capital gains (taxed as ordinary income). In addition, the Tax Aware Large Cap Value Fund, however, seeks to generate dividend income, which will be taxed as ordinary income. Among the techniques and strategies used in the tax-efficient management of all Funds are the following:

- employing a long-term approach to investing;

- attempting to minimize net realized short-term capital gains;

- selectively using tax-advantaged hedging techniques as an alternative to taxable sales.

For the Tax Aware Large Cap Growth Fund, Tax Aware Large Cap Value Fund and Tax Aware U.S. Equity Fund:

- investing primarily in lower-yielding growth stocks;

- when appropriate, selling stocks trading below their tax cost to realize losses;

- in selling appreciated stocks, selecting the most tax-favored share lots; and

For the Tax Aware Enhanced Income Fund and Tax Aware Short-Intermediate Income
Fund:

- investing in municipal securities, the interest from which is exempt from federal income tax;


The Funds generally intend to pay redemption proceeds in cash; however, each Fund reserves the right at its sole discretion to pay redemptions over $250,000 in-kind.

An in-kind redemption payment can shield a Fund -- and other shareholders -- from tax liabilities that might otherwise be incurred if a Fund had to sell portfolio securities in order to satisfy redemptions.

Investors can expect the Funds generally to distribute a smaller percentage of returns each year than most other equity mutual funds. There can be no assurance, however, that taxable distributions can always be avoided.

THE FUNDS' MANAGEMENT AND ADMINISTRATION


The Tax Aware Enhanced Income Fund and Tax Aware U.S. Equity Fund are series of J.P. Morgan Series Trust, a Massachusetts business trust. The Tax Aware Large Cap Growth Fund and Tax Aware Large Cap Value Fund are series of Mutual Fund Select Group, a Massachusetts business trust. The Tax Aware Short-Intermediate Income is a series of J.P. Morgan Institutional Funds, a Massachusetts business trust. J.P. Morgan Series Trust, Mutual Fund Select Group and J.P. Morgan Institutional Funds (Trusts) are governed by the same trustees. The trustees are responsible for overseeing all business activities.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.


THE FUNDS' INVESTMENT ADVISER

JPMIM and JPMFAM (USA) are the investment advisers and make the day-to-day investment decisions for the Funds.

JPMIM is the investment adviser for Tax Aware Enhanced Income Fund, Tax Aware Short-Intermediate Income Fund and Tax Aware U.S. Equity Fund. The adviser is located at 522 Fifth Avenue, New York, NY 10036. JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

JPMFAM (USA) is the investment adviser for Tax Aware Large Cap Growth Fund and Tax Aware Large Cap Value Fund. JPMFAM (USA) is located at 522 Fifth Avenue, New York, NY 10036. JPMFAM (USA) is a wholly owned subsidiary of JPMorgan Chase Bank, which is a wholly owned subsidiary of JPMorgan Chase, a bank holding company.


The Funds, subject to the expense reimbursements described earlier in this prospectus, pay the adviser the following fees (net of waivers) for investment advisory services, shown as a percentage of average daily net assets:


                          FISCAL
FUND                      YEAR END         %
---------------------------------------------
TAX AWARE ENHANCED
INCOME FUND               10/31/02       0.19
---------------------------------------------
TAX AWARE LARGE CAP
GROWTH FUND               10/31/02       0.40
---------------------------------------------
TAX AWARE LARGE CAP
VALUE FUND                10/31/02       0.36
---------------------------------------------
TAX AWARE
U.S. EQUITY FUND          10/31/02       0.45
---------------------------------------------


PORTFOLIO MANAGERS

TAX AWARE ENHANCED INCOME FUND
The Fund is managed by a team of individuals at JPMIM.


TAX AWARE LARGE CAP GROWTH FUND
The portfolio management team is led by Peter E. Miller, Managing Director of the adviser, and Peter Zuleba, Vice President of the adviser. Messrs. Miller and Zuleba have been employed with JPMFAM (USA) or one of its affiliates since 1989 and are portfolio managers in the Private Banking Group.

TAX AWARE LARGE CAP VALUE FUND
The portfolio management team is led by Robert Jacob, Vice President of the adviser and CFA, and Brian Green, Vice President of the adviser and CFA.

Mr. Jacob has been employed at JPMFAM(USA) or one of its affiliates since 1995. Mr. Green has been employed at JPMFAM(USA) or one of its affiliates since 1994. Messrs. Jacob and Green manage equity and balanced portfolios in the Private Client Group.

TAX AWARE SHORT-INTERMEDIATE INCOME FUND
The Fund is managed by a team of individuals at JPMIM.


TAX AWARE U.S. EQUITY FUND
The portfolio management team is led by Terry E. Banet, Managing Director, and Louise Sclafani, Managing Director. Ms. Banet has been on the team since the Fund's inception in December 1996, and has been at JPMorgan Chase (or one of its predecessors) since 1985. Prior to managing this Fund, Ms. Banet managed tax aware accounts and helped develop Morgan's tax aware equity process. Ms. Sclafani has been at JPMorgan Chase (or one of its predecessors) since 1994.

THE FUNDS' ADMINISTRATOR
JPMorgan Chase Bank (the Administrator) provides administrative services and oversees each Fund's other service providers. The Administrator receives a pro rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.


The Trusts on behalf of the Funds have entered into a Shareholder Servicing Agreement with JPMorgan Chase Bank under which JPMorgan Chase Bank has agreed to provide certain support services to its customers. For performing these services, JPMorgan Chase Bank, as shareholder servicing agent, receives an annual fee of up to 0.25% of the average daily net assets of the Select Class Shares held by investors serviced by the shareholder servicing agent.

Each of the advisers and/or J.P. Morgan Fund Distributors, Inc. (JPMFD) may, at its own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for its customers.


THE FUNDS' DISTRIBUTOR

JPMFD is the distributor for the Funds. JPMFD is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES

You do not pay any sales charge (sometimes called a load) when you buy Select Class Shares of these Funds. The price you pay for your shares is the net asset value per share (NAV) of the class. NAV is the value of everything the class of a Fund owns, minus everything the class owes, divided by the number of shares held by investors. Each Fund generally values its assets at their market prices but if market prices are unavailable or do not represent a security's value at the time of pricing, then each Fund values its assets at their fair value in accordance with procedures established by and under the general supervision and responsibility of its board of trustees. When fair value is used, the prices of securities used by each Fund to calculate its shares' NAV may differ from quoted or published prices for the same securities.

The NAV of each class of shares is calculated once each day at the close of regular trading on the New York Stock Exchange (NYSE). You will pay the next NAV calculated after the JPMorgan Funds Service Center receives your order in proper form. An order is in proper form only after funds are converted into federal funds.

You can buy shares in one of two ways:


THROUGH YOUR INVESTMENT REPRESENTATIVE OR FINANCIAL SERVICE FIRM
Tell your representative or firm which Funds you want to buy and he or she will contact us. Your representative or firm may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives or firms charge a single fee that covers all services. Your representative or firm may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS
SERVICE CENTER
Call 1-800-348-4782

or
complete an application form and mail it along with a check for the amount you want to invest to:

JPMorgan Funds Service Center,
P.O. Box 219392
Kansas City, MO 64121-9392

The JPMorgan Funds Service Center accepts purchase orders on any business day that the NYSE is open. Normally, if JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the NYSE, we will process your order at that day's price.

You must provide a Taxpayer Identification Number when you open an account. Each Fund has the right to refuse any purchase order or to cease offering shares for sale at any time.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash, or checks from a third party. If you purchase shares by check you may sell your shares as described below; however, proceeds from that sale will not be made available to you until 15 calendar days after such shares were purchase check was received by JPMorgan Funds Service Center. If you buy through an Automated Clearing House, you cannot sell your shares until the payment clears. This could take more than seven business days.

Your purchase will be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds. Orders by wire will be canceled if the JPMorgan Funds Service Center does not receive payment by 4:00 p.m. Eastern time on the settlement date. Any funds received in connection with late orders will be invested on the following business day.


MINIMUM INVESTMENTS

Investors must buy a minimum $1,000,000 worth of Select Class Shares in a Fund to open an account. There are no minimum levels for subsequent purchases. An investor can combine purchases of Select Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. The minimum investment may be less for certain investors. Shareholders of Select Class Shares who hold their shares as a result of the reorganization of certain JPMorgan Funds in September 2001 may purchase Select Class Shares of these and other Funds without regard to this minimum. Each Fund may waive this minimum at its discretion.


SELLING FUND SHARES

When you sell your shares you will receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order in proper form. In order for you to receive that day's NAV, the JPMorgan Funds Service Center must receive your request before the close of regular trading on the NYSE.

We will need the names of the registered shareholders and your account number before we can sell your shares. We generally will wire the proceeds from the sale to your bank account on the day after we receive your request in proper form. If, however, you purchased your shares by check, and you wish to sell those shares, your purchase check will be deemed to take 15 calendar days in which to clear after which time the proceeds will be made available to you. The Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

You will need to have your signature guaranteed if you want your payment sent to an address other than the one we have in our records. We may also need additional documents or a letter from a surviving joint owner before selling the shares.

You may sell your shares in one of two ways:


THROUGH YOUR FINANCIAL SERVICE FIRMS

Tell your firm which Funds you want to sell. They will send all necessary documents to the JPMorgan Funds Service Center. Your firm might charge you for this service.


THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782. We will send you a check or send the proceeds by wire only to the bank account on our records.


REDEMPTIONS-IN-KIND
Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES
You can exchange your Select Class Shares for shares of the same class in certain other JPMorgan Funds. For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the Funds you want to buy before making an exchange.
Call 1-800-348-4782 for details.


You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional

Information to find out more about the exchange privilege.


EXCHANGING BY PHONE
You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Funds Service Center or your investment representative.

OTHER INFORMATION CONCERNING THE FUNDS

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the minimum investment noted above for 30 days as a result of selling shares. We will give you 60 days' notice before closing your account. This restriction does not apply to shareholders who hold Select Class Shares as a result of the reorganization of certain JPMorgan Funds in September 2001.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We will take reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses from any sales request, if the Funds take reasonable precautions. The applicable Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice. You may write to:


JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

Each Fund may issue multiple classes of shares. This prospectus relates only to Select Class Shares of the Funds. Each class may have different requirements for who may invest. A person who gets compensated for selling Fund shares may receive a different amount for each class.

DISTRIBUTIONS AND TAXES
The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.


Tax Aware Large Cap Growth Fund and Tax Aware U.S. Equity Fund typically pays ordinary income dividends quarterly. Tax Aware Enhanced Income Fund, Tax Aware Large Cap Value Fund and Tax Aware Short-Intermediate Fund typically declare ordinary income dividends daily and pay them monthly. Capital gains, if any, are distributed once a year by each Fund. Each Fund may decide to make more or fewer distributions in a given year.


You have three options for your distributions. You may:

- reinvest all distributions in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.


Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. Dividends of tax-exempt interest income pay by Tax Aware Enhanced Income Fund and Tax Aware Short-Intermediate Income Fund are not subject to federal income taxes, but will generally be subject to state and local taxes. The state or municipality where you live may not charge you state or local taxes on tax-exempt interest earned on certain bonds. Dividends of interest earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.


If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number will be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

                       This page intentionally left blank.

INCOME INVESTMENTS

This table discusses the customary types of investments which can be held by the Tax Aware Enhanced Income Fund and Tax Aware Short-Intermediate Income Fund. In each case the principal types of risk are listed on the following page (see below for definitions). This table reads across two pages.



                                                                                                 PRINCIPAL TYPES OF RISK
--------------------------------------------------------------------------------   -----------------------------------------------
ASSET-BACKED SECURITIES Interests in a stream of payments from specific assets,    credit, interest rate, market, prepayment
such as auto or credit card receivables.

BANK OBLIGATIONS Negotiable certificates of deposit, time deposits and bankers'    credit, currency, liquidity, political
acceptances of domestic and foreign issuers.

COMMERCIAL PAPER Unsecured short term debt issued by domestic and foreign banks    credit, currency, interest rate, liquidity,
or corporations. These securities are usually discounted and are rated by S&P,     market, political
Moody's.

CONVERTIBLE SECURITIES Domestic and foreign debt securities that can be            credit, currency, interest rate, liquidity,
converted into equity securities at a future time and price.                       market, political, valuation

CORPORATE BONDS Debt securities of domestic and foreign industrial, utility,       credit, currency, interest rate, liquidity,
banking, and other financial institutions.                                         market, political, valuation

MORTGAGES (DIRECTLY HELD) Domestic debt instrument which gives the lender a lien   credit, environmental, extension, interest
on property as security for the loan payment.                                      rate, liquidity, market, natural event,
                                                                                   political, prepayment, valuation

MORTGAGE-BACKED SECURITIES Domestic and foreign securities (such as Ginnie Maes,   credit, currency, extension, interest rate,
Freddie Macs, Fannie Maes) which represent interests in pools of mortgages,        leverage, market, political, prepayment
whereby the principal and interest paid every month is passed through to the holder of the securities.

MORTGAGE DOLLAR ROLLS The sale of domestic and foreign mortgage-backed             credit, currency, extension, interest rate,
securities with the promise to purchase similar securities at a later date.        leverage, liquidity, market, political,
Segregated liquid assets are used to offset leverage risk.                         prepayment

PARTICIPATION INTERESTS Interests that represent a share of bank debt or similar   credit, currency, extension, interest rate,
securities or obligations.                                                         liquidity, political, prepayment

PRIVATE PLACEMENTS Bonds or other investments that are sold directly to an         credit, interest rate, liquidity, market,
institutional investor.                                                            valuation

REITs AND OTHER REAL-ESTATE RELATED INSTRUMENTS Securities of issuers that         credit, interest rate, liquidity, market,
invest in real estate or are secured by real estate.                               natural event, prepayment, valuation

REPURCHASE AGREEMENTS Contracts whereby the Fund agrees to purchase a security     credit
and resell it to to the seller on a particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS Contracts whereby the Fund sells a security and      credit, leverage
agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.

SOVEREIGN DEBT, BRADY BONDS, AND DEBT OF SUPRANATIONAL ORGANIZATIONS Dollar- or    credit, currency, interest rate, market,
non-dollar-denominated securities issued by foreign governments or                 political
supranational organizations. Brady bonds are issued in connection with debt restructurings.

SWAPS Contractual agreement whereby a party agrees to exchange periodic payments   credit, currency, interest rate, leverage,
with a counterparty. Segregated liquid assets are used to offset leverage risk.    market, political

TAX EXEMPT MUNICIPAL SECURITIES Securities, generally issued as general            credit, interest rate, market, natural event,
obligation and revenue bonds, whose interest is exempt from federal taxation and   political
state and/or local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt instruments (Treasury bills, notes, and bonds)     interest rate
guaranteed by the U.S. government for the timely payment of principal and interest.

ZERO COUPON, PAY-IN-KIND, AND DEFERRED PAYMENT SECURITIES Domestic and foreign     credit, currency, interest rate, liquidity,
securities offering non-cash or delayed-cash payment. Their prices are typically   market, political, valuation
more volatile than those of some other debt instruments and involve certain special tax considerations.

                                                                                   TAX AWARE ENHANCED       TAX AWARE SHORT-
                                                                                      INCOME FUND       INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------   ------------------   ------------------------
ASSET-BACKED SECURITIES Interests in a stream of payments from specific assets,
such as auto or credit card receivables.                                                  /X/                      /X/

BANK OBLIGATIONS Negotiable certificates of deposit, time deposits and bankers'
acceptances of domestic and foreign issuers.                                              /X/(1)                   / /(1)

COMMERCIAL PAPER Unsecured short term debt issued by domestic and foreign banks or corporations. These securities are usually discounted and are rated by S&P,
Moody's.                                                                                  /X/(1)                   /X/(1)

CONVERTIBLE SECURITIES Domestic and foreign debt securities that can be
converted into equity securities at a future time and price.                              / /(1)                   / /(1)

CORPORATE BONDS Debt securities of domestic and foreign industrial, utility,
banking, and other financial institutions.                                                /X/(1)                   /X/(1)

MORTGAGES (DIRECTLY HELD) Domestic debt instrument which gives the lender a lien
on property as security for the loan payment.                                             / /                      / /

MORTGAGE-BACKED SECURITIES Domestic and foreign securities (such as Ginnie Maes,
Freddie Macs, Fannie Maes) which represent interests in pools of mortgages, whereby the principal and interest paid every month is passed through to the
holder of the securities.                                                                 /X/(1)                   /X/(1)

MORTGAGE DOLLAR ROLLS The sale of domestic and foreign mortgage-backed securities with the promise to purchase similar securities at a later date.
Segregated liquid assets are used to offset leverage risk.                                /X/(1),(2)               / /(1),(2)

PARTICIPATION INTERESTS Interests that represent a share of bank debt or similar
securities or obligations.                                                                / /                      / /

PRIVATE PLACEMENTS Bonds or other investments that are sold directly to an
institutional investor.                                                                   / /                      / /

REITS AND OTHER REAL-ESTATE RELATED INSTRUMENTS Securities of issuers that
invest in real estate or are secured by real estate.                                      / /                      / /

REPURCHASE AGREEMENTS Contracts whereby the Fund agrees to purchase a security
and resell it to to the seller on a particular date and at a specific price.              / /                      / /

REVERSE REPURCHASE AGREEMENTS Contracts whereby the Fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific
price. Considered a form of borrowing.                                                    / /(2)                   / /(2)

SOVEREIGN DEBT, BRADY BONDS, AND DEBT OF SUPRANATIONAL ORGANIZATIONS Dollar- or
non-dollar-denominated securities issued by foreign governments or supranational organizations. Brady bonds are issued in connection with debt
restructurings.                                                                           / /(1)                   /X/(1)

SWAPS Contractual agreement whereby a party agrees to exchange periodic payments
with a counterparty. Segregated liquid assets are used to offset leverage risk.           / /                      / /

TAX EXEMPT MUNICIPAL SECURITIES Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and
state and/or local taxes in the state where the securities were issued.                   /X/                      /X/

U.S. GOVERNMENT SECURITIES Debt instruments (Treasury bills, notes, and bonds)
guaranteed by the U.S. government for the timely payment of principal and
interest.                                                                                 /X/                      /X/

ZERO COUPON, PAY-IN-KIND, AND DEFERRED PAYMENT SECURITIES Domestic and foreign securities offering non-cash or delayed-cash payment. Their prices are typically more volatile than those of some other debt instruments and involve certain
special tax considerations.                                                               / /(1)                   / /(1)


/X/  Typically invests in
/ /  Permitted, but no intention to use currently

RISK RELATED TO CERTAIN FIXED INCOME INVESTMENTS HELD BY THE TAX AWARE ENHANCED INCOME FUND:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

(1) All foreign securities in the aggregate may not exceed 25% of the Fund's assets.

(2) All forms of borrowing (including securities lending mortgage dollar rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.

                                      38/39

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help certain Funds manage risk.


POTENTIAL RISKS                            POTENTIAL REWARDS                          POLICIES TO BALANCE RISK AND REWARD
----------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT CHOICES
-  A Fund could underperform its           - A Fund could outperform its benchmark    - The advisers focus their active management
   benchmark due to its securities and       due to these same choices                  on securities selection, the area where it
   asset allocation choices                                                             believes its commitment to research can
                                                                                        most enhance returns

MARKET CONDITIONS
TAX AWARE LARGE CAP GROWTH, TAX AWARE
LARGE CAP VALUE AND TAX AWARE U.S.
EQUITY FUNDS
-  A Fund's share price and performance    - Stocks have generally outperformed       - Under normal circumstances the Funds plan
   will fluctuate in response to stock       more stable investments (such as bonds     to remain fully invested, in accordance
   market movements                          and cash equivalents) over the long        with their policies. Equity investments
-  Adverse market conditions may from        term                                       may include U.S. and foreign common
   time to time cause the Funds to take                                                 stocks, convertible securities, preferred
   temporary defensive positions that                                                   stocks, depositary receipts (such as ADRs
   are inconsistent with their principal                                                and EDRs), trust or partnership interests,
   investment strategies and may hinder                                                 warrant rights, and investment company
   the Funds from achieving its                                                         securities
   investment objective                                                               - The Funds seek to limit risk through
                                                                                        active management and diversification
                                                                                      - During severe market downturns, the Funds
                                                                                        have the option of investing up to 100% of
                                                                                        assets in investment-grade short-term
                                                                                        securities

TAX AWARE SHORT-INTERMEDIATE INCOME AND
TAX AWARE ENHANCED INCOME FUNDS
-  A Fund's share price, yield, and        - Bonds have generally outperformed        - Under normal circumstances the Funds plan
   total return will fluctuate in            money market investments over the long     to remain fully invested in bonds and
   response to bond market movements         term, with less risk than stocks           other fixed income securities
-  The value of most bonds will fall       - Most bonds will rise in value when       - The Funds seek to limit risk and enhance
   when interest rates rise; the longer      interest rates fall                        after tax yields through careful
   a bond's maturity and the lower its     - Mortgage-backed and asset-backed           management, sector allocation, individual
   credit quality, the more its value        securities can offer attractive            securities selection, and duration
   typically falls                           returns                                    management
-  Adverse market conditions may from                                                 - During severe market downturns, the Funds
   time to time cause the Funds to take                                                 have the option of investing up to 100% of
   temporary defensive positions that                                                   assets in high quality short-term
   are inconsistent with its principal                                                  instruments
   investment strategies and may hinder                                               - The advisers monitor interest rate trends,
   the Funds from achieving their                                                       as well as geographic and demographic
   investment objective                                                                 information related to mortgage-backed
-  Mortgage-backed and asset-backed                                                     securities and mortgage prepayments
   securities (securities representing
   an interest in, or secured by, a pool
   of mortgages or other assets such as
   receivables) could generate capital
   losses or periods of low yields if
   they are paid off substantially
   earlier or later than anticipated

POTENTIAL RISKS                            POTENTIAL REWARDS                          POLICIES TO BALANCE RISK AND REWARD
----------------------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCIES
-  Currency exchange rate movements        - Favorable exchange rate movements        - The Funds actively manage the currency
   could reduce gains or create losses       could generate gains or reduce losses      exposure of its foreign investments and
-  Currency risks tend to be higher in                                                  may hedge a portion of their foreign
   emerging markets                                                                     currency exposure into the U.S. dollar or
                                                                                        other currencies which the advisers deem
                                                                                        more attractive (see also "Derivatives")

SECURITIES LENDING
-  When a Fund lends a security, there     - A Fund may enhance income through the    - The advisers maintain a list of approved
   is a risk that the loaned securities      investment of the collateral received      borrowers
   may not be returned if the borrower       from the borrower                        - A Fund receives collateral equal to at
   defaults                                                                             least 100% of the current value of
-  The collateral will be subject to the                                                securities loaned plus accrued interest
   risks of the securities in which it                                                - The lending agents indemnify a Fund
   is invested                                                                          against borrower default
                                                                                      - The adviser's collateral investment
                                                                                        guidelines limit the quality and duration
                                                                                        of collateral investment to minimize
                                                                                        losses
                                                                                      - Upon recall, the borrower must return the
                                                                                        securities loaned within the normal
                                                                                        settlement period

CREDIT QUALITY - TAX AWARE
SHORT-INTERMEDIATE INCOME AND TAX AWARE
ENHANCED INCOME FUNDS
-  The default of an issuer would leave    - Investment-grade bonds have a lower      - The Funds maintain their own policies for
   the Funds with unpaid interest or         risk of default                            balancing credit quality against potential
   principal                                                                            yields and gains in light of its
                                                                                        investment goals
                                                                                      - The advisers develop their own ratings of
                                                                                        unrated securities and make a credit
                                                                                        quality determination for unrated
                                                                                        securities

FOREIGN INVESTMENTS -
TAX AWARE LARGE CAP GROWTH, TAX AWARE
LARGE CAP VALUE AND TAX AWARE
U.S. EQUITY FUNDS
-  Currency exchange rate movements        - Favorable exchange rate movements        - Each Fund anticipates that its total
   could reduce gains or create losses       could generate gains or reduce losses      foreign investments will not exceed 20% of
-  The Funds could lose money because of   - Foreign investments, which represent a     total assets
   foreign government actions, political     major portion of the world's             - Each Fund actively manages the currency
   instability, or lack of adequate and      securities, offer attractive potential     exposure of its foreign investments
   accurate information                      performance and opportunities for          relative to its benchmark, and may hedge
                                             diversification                            back into the U.S. dollar from time to
                                                                                        time (see also "Derivatives")

TAX AWARE SHORT-INTERMEDIATE INCOME AND
TAX AWARE ENHANCED INCOME FUNDS
-  The Funds could lose money because of   - Foreign bonds, which represent a major   - Foreign bonds may be a significant
   foreign government actions, political     portion of the world's fixed income        investment (up to 25% of total assets) for
   instability, or lack of adequate and      securities, offer attractive potential     the Funds
   accurate information                      performance and opportunities for        - To the extent that the Funds invest in
-  Currency exchange rate movements          diversification                            foreign bonds, they will hedge their
   could reduce gains or create losses     - Favorable exchange rate movements          currency exposure into the U.S. dollar
                                             could generate gains or reduce losses      (see also "Derivatives")

POTENTIAL RISKS                            POTENTIAL REWARDS                          POLICIES TO BALANCE RISK AND REWARD
----------------------------------------------------------------------------------------------------------------------------------
DERIVATIVES
-  Derivatives such as futures, options,   - Hedges that correlate well with          - The Funds use derivatives, such as
   swaps and forward foreign currency        underlying positions can reduce or         futures, options, swaps, and forward
   contracts(1) that are used for            eliminate losses at low cost               foreign currency contracts, for hedging
   hedging the portfolio or specific       - A Fund could make money and protect        and tax and risk management purposes
   securities may not fully offset the       against losses if the investment           (i.e., to establish or adjust exposure to
   underlying positions and this could       analysis proves correct                    particular securities, markets or
   result in losses to a Fund that would   - Derivatives that involve leverage          currencies)
   not have otherwise occurred               could generate substantial gains at      - The Funds only establish hedges that they
-  Derivatives used for risk management      low cost                                   expect will be highly correlated with
   may not have the intended effects and                                                underlying positions
   may result in losses or missed                                                     - While the Funds may use derivatives that
   opportunities                                                                        incidentally involve leverage, they do not
-  The counterparty to a derivatives                                                    use them for the specific purpose of
   contract could default                                                               leveraging their portfolios
-  Derivatives that involve leverage
   could magnify losses
-  Certain types of derivatives involve
   costs to the Funds which can reduce
   returns
-  Derivatives may, for tax purposes,
   affect the character of gain and loss
   realized by a Fund, accelerate
   recognition of income to a Fund,
   affect the holding period of a Fund's
   assets and defer recognition of
   certain of a Fund's losses

ILLIQUID HOLDINGS
-  A Fund could have difficulty valuing    - These holdings may offer more            - No Fund may invest more than 15% of its
   these holdings precisely                  attractive yields or potential growth      net assets in illiquid holdings
-  A Fund could be unable to sell these      than comparable widely traded            - To maintain adequate liquidity, each Fund
   holdings at the time or price it          securities                                 may hold investment-grade short-term
   desires                                                                              instruments and may borrow (including
                                                                                        repurchase agreements and reverse
                                                                                        repurchase agreements) from banks up to 33
                                                                                        1/3% of the value of its total assets

WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES
-  When a Fund buys securities before      - A Fund can take advantage of             - Each Fund segregates liquid assets to
   issue or for delayed delivery, it         attractive transaction opportunities       offset leverage risk
   could be exposed to leverage risk if
   it does not segregate liquid assets

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

POTENTIAL RISKS                            POTENTIAL REWARDS                          POLICIES TO BALANCE RISK AND REWARD
----------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM TRADING
-  Increased trading could raise a         - A Fund could realize gains in a short    - The Funds will generally avoid short-term
   Fund's brokerage and related costs        period of time                             trading, except to take advantage of
-  Increased short-term capital gains      - A Fund could protect against losses if     attractive or unexpected opportunities or
   distributions could raise                 a stock is overvalued and its value        to meet demands generated by shareholder
   shareholders' income tax liability        later falls                                activity

FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand each Fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which is available upon request.

JPMORGAN TAX AWARE ENHANCED INCOME FUND



                                                                                        YEAR ENDED                      5/6/99*
                                                                       ------------------------------------------       THROUGH
PER SHARE OPERATING PERFORMANCE:                                          10/31/02       10/31/01^      10/31/00^      10/31/99^
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $     10.11     $      9.95    $      9.95    $     10.00
--------------------------------------------------------------------------------------------------------------------------------
 Income from investment operations:
   Net investment income (loss)                                               0.20            0.36           0.40           0.20
   Net gains or losses on securities (both realized and  unrealized)         (0.02)           0.16              -          (0.05)
                                                                       -----------     -----------    -----------    -----------
   Total from investment operations                                           0.18            0.52           0.40           0.15
                                                                       -----------     -----------    -----------    -----------
 Less distributions:
   Dividends from net investment income                                       0.20            0.36           0.40           0.20
   Distributions from capital gains                                           0.01               -              -              -
                                                                       -----------     -----------    -----------    -----------
   Total distributions                                                        0.21            0.36           0.40           0.20
                                                                       -----------     -----------    -----------    -----------
Net asset value, end of period                                         $     10.08     $     10.11    $      9.95    $      9.95
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                  1.75%           5.47%          4.29%          1.29%(b)
================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------------
   Net assets, end of period (millions)                                $       278     $       186    $        37    $        28
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
--------------------------------------------------------------------------------------------------------------------------------
   Net expenses                                                               0.50%           0.50%          0.50%          0.50%
--------------------------------------------------------------------------------------------------------------------------------
   Net investment income                                                      1.94%           3.51%          4.23%          3.75%
--------------------------------------------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements and earnings credits              0.70%           0.67%          0.67%          0.72%
--------------------------------------------------------------------------------------------------------------------------------
   Net investment income (loss) without waivers, reimbursements and
    earnings credits credits                                                  1.74%           3.34%          4.06%          3.53%
--------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                        186%            142%           172%            69%(b)
--------------------------------------------------------------------------------------------------------------------------------


*    Commencement of offering of class of shares.
^ On August 17, 2001, the class underwent a reverse split of shares. Prior periods have been restated to reflect the split (1 to 5).

#    Short periods have been annualized.

(b)  Not annualized.

JPMORGAN TAX AWARE LARGE CAP GROWTH FUND^+


                                                     1/1/02           11/1/01                         YEAR ENDED
                                                     THROUGH          THROUGH       ----------------------------------------------
PER SHARE OPERATING PERFORMANCE:                   10/31/02(a)      12/31/01(b)     10/31/01     10/31/00     10/31/99    10/31/98
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $     17.39      $     16.32     $  42.93     $  47.54     $  37.36    $  32.30
----------------------------------------------------------------------------------------------------------------------------------
 Income from investment operations:
   Net investment income (loss)                           0.04             0.02         0.04         0.04         0.30        0.34
   Net gains or losses on securities (both
     realized and unrealized)                            (4.36)            1.07       (11.41)       (0.07)       13.66        8.23
                                                   -----------      -----------     --------     --------     --------    --------
   Total from investment operations                      (4.32)            1.09       (11.37)       (0.03)       13.96        8.57
                                                   -----------      -----------     --------     --------     --------    --------
 Less distributions:
   Dividends from net investment income                   0.04             0.02         0.04         0.03         0.30        0.34
   Distributions from capital gains                          -                -        15.20         4.55         3.48        3.17
                                                   -----------      -----------     --------     --------     --------    --------
   Total distributions                                    0.04             0.02        15.24         4.58         3.78        3.51
                                                   -----------      -----------     --------     --------     --------    --------
Net asset value, end of period                     $     13.03      $     17.39     $  16.32     $  42.93     $  47.54    $  37.36
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                            (24.84%)(c)        6.70%(c)   (33.30%)      (0.91%)      39.78%      29.12%
==================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------------
   Net assets, end of period (millions)            $       257      $       433     $    423     $    839     $    901    $    654
----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
----------------------------------------------------------------------------------------------------------------------------------
   Net expenses                                           0.68%            0.55%        0.49%        0.47%        0.03%       0.02%
----------------------------------------------------------------------------------------------------------------------------------
   Net investment income (loss)                           0.34%            0.56%        0.21%        0.08%        0.69%       0.98%
----------------------------------------------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements
     and earnings credits                                 0.85%            0.85%        0.85%        0.80%        0.59%       0.60%
----------------------------------------------------------------------------------------------------------------------------------
   Net investment income (loss) without waivers,
     reimbursements and earnings credits                  0.17%            0.26%       (0.15%)      (0.25%)       0.13%       0.40%
----------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                     46%(c)            3%(c)       84%          74%          26%         22%
----------------------------------------------------------------------------------------------------------------------------------

  ^  Formerly the JPMorgan Select Large Cap Growth Fund.
  + On November 20, 1998, the Fund underwent a split of shares. Prior period has been restated to reflect the split.
(a)  The fund changed its fiscal year end from December 31 to October 31.
(b)  The fund changed its fiscal year end from October 31 to December 31.
(c)  Not annualized.
  #  Short periods have been annualized.

JPMORGAN TAX AWARE LARGE CAP VALUE FUND^+


                                                      1/1/02          11/1/01                         YEAR ENDED
                                                     THROUGH          THROUGH       ----------------------------------------------
PER SHARE OPERATING PERFORMANCE:                   10/31/02(a)      12/31/01(b)     10/31/01     10/31/00     10/31/99    10/31/98
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $     19.74      $     18.44     $  25.57     $  27.53     $  28.89    $  34.22
----------------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
   Net investment income (loss)                           0.22             0.03         0.20         0.21         0.65        0.85
   Net gains or losses on securities (both
    realized and unrealized)                             (3.74)            1.30        (5.41)        1.40         1.69        1.50
                                                   -----------      -----------     --------     --------     --------    --------
   Total from investment operations                      (3.52)            1.33        (5.21)        1.61         2.34        2.35
                                                   -----------      -----------     --------     --------     --------    --------
  Less distributions:
   Dividends from net investment income                   0.21             0.03         0.19         0.17         0.67        0.83
   Distributions from capital gains                          -                -         1.73         3.40         3.03        6.85
                                                   -----------      -----------     --------     --------     --------    --------
   Total distributions                                    0.21             0.03         1.92         3.57         3.70        7.68
                                                   -----------      -----------     --------     --------     --------    --------
Net asset value, end of period                     $     16.01      $     19.74     $  18.44     $  25.57     $  27.53    $  28.89
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                            (17.94%)(c)        7.20%(c)   (21.43%)       6.35%        8.18%       7.62%
==================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------------
   Net assets, end of period (millions)            $       327      $       415     $    406     $    625     $    787    $    923
----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
----------------------------------------------------------------------------------------------------------------------------------
   Net expenses                                           0.79%            0.69%        0.69%        0.68%        0.03%       0.03%
----------------------------------------------------------------------------------------------------------------------------------
   Net investment income                                  1.43%            0.91%        0.93%        0.83%        2.25%       2.85%
----------------------------------------------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements
    and earnings credits                                  0.85%            0.85%        0.87%        0.80%        0.58%       0.59%
----------------------------------------------------------------------------------------------------------------------------------
   Net investment income (loss) without waivers,
    reimbursements and earnings credits                   1.37%            0.75%        0.75%        0.71%        1.70%       2.29%
----------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                     80%(c)            0%(c)        8%          43%         146%        148%
----------------------------------------------------------------------------------------------------------------------------------

  ^  Formerly JPMorgan Select Equity Income Fund.
  + On November 20, 1998, the Fund underwent a split of shares. Prior period has been restated to reflect the split.
(a)  The fund changed its fiscal year end from December 31 to October 31.
(b)  The fund changed its fiscal year end from October 31 to December 31.
(c)  Not annualized.
  #  Short periods have been annualized.

JPMORGAN TAX AWARE U.S. EQUITY FUND



                                                                              YEAR ENDED
                                                     ----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                     10/31/02     10/31/01     10/31/00    10/31/99    10/31/98
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $  15.59     $  20.51     $  18.73    $  15.19    $  12.57
---------------------------------------------------------------------------------------------------------------
  Income from investment operations:
   Net investment income (loss)                          0.10         0.10^        0.09        0.10        0.08
   Net gains or losses on securities (both
    realized and unrealized)                            (2.69)       (4.96)        1.77        3.55        2.65
                                                     --------     --------     --------    --------    --------
   Total from investment operations                     (2.59)       (4.86)        1.86        3.65        2.73
                                                     --------     --------     --------    --------    --------
  Less distributions:
   Dividends from net investment income                  0.12         0.06         0.08        0.11        0.11
                                                     --------     --------     --------    --------    --------
Net asset value, end of period                       $  12.88     $  15.59     $  20.51    $  18.73    $  15.19
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                           (16.70%)     (23.76%)       9.96%      24.05%      21.81%
===============================================================================================================
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------
   Net assets, end of period (millions)              $    187     $    212     $    249    $    163    $     77
---------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
---------------------------------------------------------------------------------------------------------------
   Net expenses                                          0.84%        0.84%        0.85%       0.85%       0.85%
---------------------------------------------------------------------------------------------------------------
   Net investment income                                 0.73%        0.56%        0.46%       0.58%       0.63%
---------------------------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements
    and earnings credits                                 0.97%        0.87%        0.85%       0.90%       1.09%
---------------------------------------------------------------------------------------------------------------
   Net investment income (loss) without waivers,
    reimbursements and earnings credits                  0.60%        0.53%        0.46%       0.53%       0.39%
---------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                    27%          22%          15%         29%         44%
---------------------------------------------------------------------------------------------------------------



^    Calculated based on average shares outstanding.

PRIVACY POLICY
Respecting and protecting client privacy has been vital to our business since its inception. By explaining our Privacy Policy to you, we trust that you will better understand how the JPMorgan Funds keep our client information private and secure while using it to serve you better.

PROTECTING THE CONFIDENTIALITY OF OUR CLIENT INFORMATION
We take our responsibility to protect the privacy and confidentiality of our client information very seriously. We maintain physical, electronic and procedural safeguards that comply with United States federal standards to store and secure information about you from unauthorized access, alteration and destruction. Our control policies authorize access to client information only by individuals who need to know that information to provide products and services to you.

WHO IS COVERED BY THE PRIVACY POLICY?
The Privacy Policy applies to the shareholders of JPMorgan Funds and applies only to information related to JPMorgan Funds.

If you decide at some point either to close your account(s) or to become an inactive client, we will continue to adhere to the privacy policies and practices described in this notice.

INFORMATION WE COLLECT ABOUT YOU
We receive information about you from various sources, including: certain non public personal information about you from information you provide on applications or other forms (such as your address and social security number), and information about your account transactions with us (such as purchases, sales and account balances). We may also collect such information through account inquiries by mail, e-mail or telephone.

SHARING INFORMATION FOR LEGAL AND ROUTINE BUSINESS REASONS AND FOR JOINT
MARKETING
We may disclose non public personal information we collect about you as permitted by law. For example, we may share information with regulatory authorities and law enforcement officials who have jurisdiction over us or if we are required to do so by United States or the applicable law; provide information to protect against fraud; share information with your consent and give account information to check and statement printers and other service providers who work for us. We also may share the information we collect about you, as described above, with firms that perform administrative or marketing services on our behalf or with financial institutions, such as banks, with whom we have joint marketing agreements to provide you with offers of their financial products and services. These companies may receive information about you, but they must safeguard it and not use it for any other purpose.

J.P. MORGAN FUND DISTRIBUTORS, INC.
J.P. Morgan Fund Distributors, Inc., as distributor of the JPMorgan Funds, does not collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to J.P. Morgan Fund Distributors, Inc. nonpublic personal financial information relating to shareholders or prospective shareholders as necessary to perform services for the Funds. In such circumstances, J.P. Morgan Fund Distributors, Inc. adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to protect the security and confidentiality of the information.

If you have any questions regarding this policy, please feel free to contact us at 1-800-348-4782.

              THIS INSIDE BACK COVER IS NOT PART OF YOUR PROSPECTUS

HOW TO REACH US

MORE INFORMATION
For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and its policies. It's incorporated by reference into this prospectus. That means, by law, it's considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling 1 (800) 348-4782 or writing to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you're there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, D.C. 20549-0102
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the fund is also available on the SEC's website at http://www.sec.gov.


         The Funds' Investment Company Act File Nos. for each Fund are:



Tax Aware Enhanced Income Fund                                        811-07795
Tax Aware Large Cap Growth Fund                                       811-07843
Tax Aware Large Cap Value Fund                                        811-07843
Tax Aware Short-Intermediate Income Fund                              811-07342
Tax Aware U.S. Equity Fund                                            811-07795




         (C) J.P. Morgan Chase & Co. All Rights Reserved. February 2003

                                                                      PR-TAS-203

PROSPECTUS FEBRUARY 28, 2003


JPMORGAN INTERNATIONAL
EQUITY FUNDS

CLASS A AND CLASS B SHARES


FLEMING ASIA EQUITY FUND


FLEMING EMERGING MARKETS EQUITY FUND

FLEMING EUROPEAN FUND (CLASS A, CLASS B AND CLASS C)


FLEMING INTERNATIONAL EQUITY FUND (CLASS A, CLASS B AND CLASS C)


FLEMING INTERNATIONAL OPPORTUNITIES FUND

FLEMING INTERNATIONAL VALUE FUND

FLEMING JAPAN FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS


Fleming Asia Equity Fund                                  1

Fleming Emerging Markets Equity Fund                      9

Fleming European Fund                                    17

Fleming International Equity Fund                        25

Fleming International Opportunities Fund                 33

Fleming International Value Fund                         41

Fleming Japan Fund                                       49

The Funds' Management and Administration                 57

How Your Account Works                                   60

   Know Which Classes to Buy                             60

   About Sales Charges                                   60

   Buying Fund Shares                                    62

   Selling Fund Shares                                   63

   Exchanging Fund Shares                                64

   Other Information Concerning the Funds                65

   Distributions and Taxes                               65

Shareholder Services                                     67

Risk and Reward Elements                                 68

Financial Highlights                                     70

How To Reach Us                                  Back cover

JPMORGAN FLEMING ASIA EQUITY FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks, please see pages 68-69.


THE FUND'S OBJECTIVE

The Fund will seek total return from long-term capital growth.

THE FUND'S MAIN INVESTMENT STRATEGY


The Fund primarily invests in equity securities of foreign companies located throughout the Asian Region except Japan. Under normal circumstances, the Fund will invest at least 80% of its Assets in equity securities of such issuers. "Assets" means net assets, plus the amount of borrowings for investment purposes.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and rights and warrants to buy common stocks. The "Asian Region" includes but is not limited to, Korea, Taiwan, Hong Kong, Malaysia, Singapore, China, Thailand and Indonesia.

While the Fund is not limited in the amount it invests in any one country, it will try to choose investments in a wide range of industries and companies of varying sizes. While the Fund invests primarily in equities, it may also invest in debt securities rated as investment grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P) or Fitch Ratings (Fitch), or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the sub-adviser, JF International Management Inc. (JFIMI), to be of comparable quality.

The Fund may invest any portion of its assets that is not in equity securities in high-quality short term instruments, repurchase agreements or equity securities of companies in other countries outside of the Asian Region. To temporarily defend its assets during adverse market, economic, political or other conditions, the Fund may invest any amount of its assets in these instruments. These debt securities may be in various currencies. During unusual market conditions, the Fund may invest up to 20% of its total assets in U.S. government debt securities.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies which are authorized to invest in those countries.

The Fund may use derivatives, which are instruments whose value is based on one or more securities, indexes, interest rates or exchange rates. The Fund may use derivatives to hedge various investments for risk management or in an effort to produce increased income or gains. Derivatives may also be used as substitutes for securities in which the Fund can invest.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.


INVESTMENT PROCESS

The Fund's adviser is J.P. Morgan Investment Management Inc. (JPMIM). The Fund is managed by the sub-adviser using an active style of portfolio management which focuses on stock selection conducted by experienced specialists located within the Asian Region.

The sub-adviser's portfolio managers are encouraged to focus upon fundamental research of their investment universe. They conduct quality and growth analyses of companies to identify those that have the ability to offer sustained superior returns to shareholders and to distinguish those companies from the majority of firms whose fortunes are determined largely by the business cycle. A valuation or quantitative analysis is used to evaluate the value and profitability of the company.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The sub-adviser may adjust the Fund's exposure to each currency based on its view of the markets and issuers. It will decide how much to invest in the securities of a particular currency or country by evaluating the yield and potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. It may increase or decrease the emphasis on a type of security, sector, country or currency, based on its analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, sector growth, credit quality and interest rate trends. The Fund may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.

The Fund will sell securities if the sub-adviser believes the issuer of such securities no longer meets certain growth criteria, certain political and economic events occur or if it believes that more attractive opportunities are available.


  INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.


THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the sub-adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will fluctuate in response to movements in Asian markets. Fund performance will also depend on the effectiveness of the sub-adviser's research, as well as its stock picking and currency management decisions.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability.

Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets. Investing in this Fund has added risk because of political and economic factors in various countries in the Asian Region.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume in many countries of the Asian Region may lead to a lack of liquidity. Also, emerging markets may not provide adequate legal protection for private or foreign investments or private property.

Some Asian economies and financial markets have been extremely volatile in recent years. Many of the countries in the region are developing, both politically and economically. They may have relatively unstable governments and economies based on only a few commodities or industries. The share prices of companies in the region tend to be volatile and there is a significant possibility of loss. Also, some companies in the region may have less established product markets or a small management group and they may be more vulnerable to political or economic conditions, like nationalization. In addition, some countries have restricted the flow of money in and out of the country.

Many of the currencies in Asia have recently experienced extreme volatility relative to the U.S. dollar. For example, Thailand, Indonesia, the Philippines and South Korea have had currency crises and have sought help from the International Monetary Fund. Holding securities in currencies that are devalued (or in companies whose revenues are substantially in currencies that are devalued) will decrease the value of the Fund.

The trading volume on some Asian stock exchanges is much lower than in the United States, and Asian securities of some companies are less liquid and more volatile than similar U.S. securities. In addition, brokerage commissions on regional stock exchanges are fixed and are generally higher than the negotiated commissions in the United States.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund that does not invest in small companies. That is because small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets and financial resources, and they may depend on a small management group.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary shares. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The market value of convertible securities and other debt securities tends to decline as interest rates increase and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities which are rated Baa3 by Moody's or BBB-by S&P may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

Investing a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government debt, including situations in which the Fund is investing for temporary defensive purposes, could reduce the Fund's potential returns.

The Fund may use future contracts and other derivatives to help manage duration, yield curve exposures, and credit and spread volatility. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Fund's original investment.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of the Fund's shares more sensitive to economic problems of those issuing the securities.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining and prices of these securities may fall more rapidly than those of other securities.


The Fund may invest in privately placed securities. Such securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

  WHO MAY WANT TO INVEST
  THE FUND IS DESIGNED FOR INVESTORS WHO:
  - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
  - WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
  - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

  THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
  - ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING
  - ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT
  - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
  - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows the performance of the Fund's Class A Shares over the past calendar year. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year and the life of the Fund. It compares that performance to the Morgan Stanley Capital International (MSCI) All Country Far East Free Ex-Japan Index, a broad-based securities market index, and the Lipper Pacific Region Ex-Japan Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect a front end sales load, which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A shares reflect the deduction of the maximum front end sales load and the performance for the Class B Shares reflects the deduction of the applicable contingent deferred sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.


[CHART]


YEAR-BY-YEAR RETURNS(1)


2002             -15.96%


------------------------------------------------
 BEST QUARTER 1st quarter, 2002         5.38%
------------------------------------------------
 WORST QUARTER 3rd quarter, 2002      -16.52%
------------------------------------------------


The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


(1) THE FUND'S FISCAL YEAR END IS 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)


Shows performance over time for the periods ended December 31, 2002(1),(2)



                                                            PAST 1 YEAR          LIFE OF FUND
-----------------------------------------------------------------------------------------------
 CLASS A SHARES -- RETURN BEFORE TAXES                      -20.78               -14.48
-----------------------------------------------------------------------------------------------
 CLASS A SHARES -- RETURN AFTER TAXES ON DISTRIBUTIONS      -20.78               -14.48
-----------------------------------------------------------------------------------------------
 CLASS A SHARES -- RETURN AFTER TAXES ON DISTRIBUTIONS
  AND SALE OF FUND SHARES                                   -12.76               -11.55
-----------------------------------------------------------------------------------------------
 CLASS B SHARES -- RETURN BEFORE TAXES                      -20.59               -13.54
-----------------------------------------------------------------------------------------------
 MSCI ALL COUNTRY FAR EAST FREE EX-JAPAN INDEX(3)
  (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)        -9.23                10.75
-----------------------------------------------------------------------------------------------
 LIPPER PACIFIC REGION EX-JAPAN FUNDS INDEX(3)
  (REFLECTS NO DEDUCTION FOR TAXES)                          -8.67                 7.88
-----------------------------------------------------------------------------------------------



The after-tax returns are shown for only the Class A Shares offered by this prospectus, and not the other class offered by this prospectus, and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.



(1) SEE FOOTNOTE ON PREVIOUS PAGE.
(2) THE FUND COMMENCED OPERATIONS ON 11/1/01.
(3) INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

INVESTOR EXPENSES FOR CLASS A AND B SHARES

The sales charges and expenses for the Class A and B Shares before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial institution.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                            CLASS A SHARES     CLASS B SHARES
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD)
  WHEN YOU BUY SHARES, SHOWN AS
  % OF THE OFFERING PRICE*                  5.75%              NONE
--------------------------------------------------------------------------------
 MAXIMUM DEFERRED SALES CHARGE
  (LOAD) SHOWN AS LOWER OF
  ORIGINAL PURCHASE PRICE OR
  REDEMPTION PROCEEDS                       NONE               5.00%
--------------------------------------------------------------------------------

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.


ANNUAL OPERATING EXPENSES (%)


(EXPENSES THAT ARE DEDUCTED FROM CLASS A AND B ASSETS)


                                             CLASS A SHARES    CLASS B SHARES
--------------------------------------------------------------------------------
 MANAGEMENT FEES                             1.00              1.00
 DISTRIBUTION (RULE 12b-1) FEES              0.25              0.75
 SHAREHOLDER SERVICE FEES                    NONE              0.25
 OTHER EXPENSES(1)                           3.91              3.91
--------------------------------------------------------------------------------
 TOTAL ANNUAL OPERATING EXPENSES             5.16              5.91
 FEE WAIVER AND
  EXPENSE REIMBURSEMENT(2)                  (3.41)            (3.66)
--------------------------------------------------------------------------------
 NET EXPENSES(2)                             1.75              2.25
--------------------------------------------------------------------------------



(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED FOR THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES TO REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF CLASS A AND CLASS B SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.75% AND 2.25%, RESPECTIVELY, OF THEIR AVERAGE DAILY NET ASSETS THROUGH 2/28/04. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE

The example below is intended to help you compare the cost of investing in Class A and B Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and


- net expenses of 1.75% and 2.25% for Class A and B Shares, respectively, through 2/28/04 and 2.75% and 3.25%, respectively, thereafter through 2/28/13.


This example is for comparison only; the actual returns of the Class A and B Shares and your actual cost may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
 CLASS A SHARES* ($)            743        1,290       1,862       3,409
--------------------------------------------------------------------------------
 CLASS B SHARES** ($)           728        1,208       1,811       3,366***
--------------------------------------------------------------------------------


IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
 CLASS B SHARES ($)             228        908         1,611       3,366***
--------------------------------------------------------------------------------


  * ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
 ** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.

*** REFLECTS CONVERSION OF CLASS BSHARES TO CLASS ASHARES AFTER THEY HAVE BEEN
    OWNED FOR EIGHT YEARS.

JPMORGAN FLEMING EMERGING MARKETS EQUITY FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks, please see pages 68-69.


THE FUND'S OBJECTIVE

The Fund seeks to provide high total return from a portfolio of equity securities from emerging markets issuers.

THE FUND'S MAIN INVESTMENT STRATEGY


Under normal circumstances, the Fund invests at least 80% of the value of its Assets in equity securities of emerging markets. "Assets" means net assets, plus the amount of borrowings for investment purposes. Emerging markets includes most countries in the world except Australia, Canada, Japan, New Zealand, the United Kingdom, the U.S., and most of the countries of western Europe.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and rights warrants to buy common stocks. The Fund may also invest to a lesser extent in debt securities of the above countries.


The Fund may overweight or underweight countries relative to its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Equity Free Index. The Fund emphasizes securities that are ranked as undervalued, while underweighting or avoiding securities that appear overvalued. The Fund typically maintains full currency exposure to those markets in which it invests. However, the Fund may from time to time hedge a portion of its foreign currency exposure into the U.S. dollar.

By emphasizing undervalued securities, the Fund has the potential to produce returns that exceed those of the Fund's benchmark. At the same time, the Fund seeks to limit its volatility to that of the benchmark.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

While the Fund invests primarily in equities, it may also invest in debt securities.


Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

Securities rated in the lowest investment grade category by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Ratings (Fitch), or the equivalent by another national rating organization, or securities that are unrated but are deemed by the adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

The Fund may use derivatives, which are instruments whose value is based on one or more securities, indexes, interest rates or exchange rates. The Fund may use derivatives to hedge various investments and for risk management. Derivatives may also be used as substitutes for securities in which the Fund can invest.


The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS


In managing the Fund, the adviser, JPMIM, employs a three-step process that combines research, valuation and stock selection.


The adviser takes an in-depth look at the relative valuations and economic prospects of different countries, ranking the attractiveness of their markets. Using these rankings, a team of strategists establishes a country allocation for the Fund. Country allocation may vary either significantly or moderately from the benchmark. The adviser considers the developed countries of Europe (excluding the U.K.) as a whole while monitoring the Fund's exposure to any one country.

Various models are used to quantify the adviser's fundamental stock research, producing a ranking of companies in each industry group according to their relative value. The Fund's adviser then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:

- catalysts that could trigger a change in a stock's price

- potential reward compared to potential risk

- temporary mispricings caused by market overreactions

The Fund has access to the adviser's currency specialists in determining the extent and nature of the Fund's exposure to various foreign currencies. The Fund typically maintains full currency exposure to those markets in which it invests.

  INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.


The value of shares of the Fund will fluctuate in response to movements in emerging markets. Fund performance will also depend on the effectiveness of the adviser's research, as well as its stock picking and currency management decisions.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.


The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investment or private property.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.


Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.


The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.


High-yield debt securities, sometimes called junk bonds, may carry greater risks than securities which have higher credit ratings, including a high risk of default. Companies which issue high-yield securities are often young and growing and have a lot of debt. High-yield securities are considered speculative, meaning there is a significant risk that the issuer may not be able to repay principal or pay interest or dividends on time.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.


The Fund may use future contracts and other derivatives to help manage duration, yield curve exposures, and credit and spread volatility. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Fund's original investment.


The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining and prices of these securities may fall more rapidly than those of other securities.

The Fund may invest in privately placed securities. Such securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

  WHO MAY WANT TO INVEST
  THIS FUND IS DESIGNED FOR INVESTORS WHO:
  - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
  - WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
  - WANT A FUND THAT SEEKS TO CONSISTENTLY OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
  THIS FUND IS NOT DESIGNED FOR INVESTORS WHO:
  - ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING
  - ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT
  - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
  - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past nine calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the MSCI Emerging Markets Equity Free Index, a broad-based securities market index, and the the Lipper Emerging Market Funds Average, a broad-based index.

The performance figures in the bar chart do not reflect a front end sales load, which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front end sales load and the performance for Class B Shares reflects the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]


YEAR-BY-YEAR RETURNS*,(1)


1994         7.58%
1995       -10.03%
1996         8.50%
1997        -7.63%
1998       -30.79%
1999        59.10%
2000       -30.36%
2001        -4.67%
2002        -9.38%

------------------------------------------------
 BEST QUARTER 4th quarter, 1999        25.83%
------------------------------------------------
 WORST QUARTER 2nd quarter, 1998      -23.69%
------------------------------------------------


* PRIOR TO A MERGER EFFECTIVE 9/7/01, THE FUND OPERATED IN A MASTER-FEEDER STRUCTURE. THE FUND'S PERFORMANCE IN THE TABLE FOR THE PERIOD BEFORE CLASS A AND CLASS B SHARES WERE LAUNCHED ON 9/28/01 AND THE FUND'S PERFORMANCE IN THE BAR CHART PRIOR TO 2002 ARE BASED ON THE PERFORMANCE OF THE SELECT CLASS SHARES, WHICH INVEST IN THE SAME PORTFOLIO OF SECURITIES, BUT WHOSE SHARES ARE NOT BEING OFFERED IN THIS PROSPECTUS, FROM 9/10/01 THROUGH 9/28/01 (FOR THE TABLE) AND THROUGH 12/31/01 (FOR THE BAR CHART). RETURNS FOR THE PERIOD PRIOR TO 9/10/01 REFLECT PERFORMANCE OF THE FORMER FEEDER THAT WAS MERGED OUT OF EXISTENCE (WHOSE INVESTMENT PROGRAM WAS IDENTICAL TO AND WHOSE EXPENSES WERE THE MOST SIMILAR TO THE CURRENT EXPENSES OF, THE CLASS A AND B SHARES). DURING THESE PERIODS, THE ACTUAL RETURNS OF CLASS A AND CLASS B SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE CLASS A AND B SHARES HAVE HIGHER EXPENSES THAN THE SELECT CLASS SHARES AND THE FORMER FEEDER. RETURNS FOR 2002 IN THE BAR CHART REFLECT THE PERFORMANCE OF THE CLASS A SHARES.
(1) THE FUND'S FISCAL YEAR END IS 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)


Shows performance over time for periods ended December 31, 2002(1),(2),(3)



                                                PAST 1 YEAR     PAST 5 YEARS    LIFE OF FUND
----------------------------------------------------------------------------------------------
 CLASS A SHARES -- RETURN BEFORE TAXES          -14.55          -9.00           -5.23
----------------------------------------------------------------------------------------------
 CLASS A SHARES -- RETURN AFTER TAXES ON
  DISTRIBUTIONS                                 -14.76          -9.68           -5.77
----------------------------------------------------------------------------------------------
 CLASS A SHARES -- RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND SHARES          -8.93          -7.20           -4.19
----------------------------------------------------------------------------------------------
 CLASS B SHARES -- RETURN BEFORE TAXES          -14.30          -8.34           -4.67
----------------------------------------------------------------------------------------------
 MSCI EMERGING MARKETS EQUITY FREE
  INDEX(3) (REFLECTS NO DEDUCTION FOR
  FEES, EXPENSES OR TAXES)                       -6.00          -4.58           -2.99
----------------------------------------------------------------------------------------------
 LIPPER EMERGING MARKET EQUITY FUNDS
  AVERAGE(3) (REFLECTS NO DEDUCTION FOR TAXES)   -5.08          -4.47           -3.48
----------------------------------------------------------------------------------------------



The after-tax returns are shown for only the Class A Shares offered by this prospectus, and not the other class offered by this prospectus, and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


  * SEE FOOTNOTE ON PREVIOUS PAGE.

(1) SEE FOOTNOTE ON PREVIOUS PAGE.
(2) THE FUND COMMENCED OPERATIONS ON 11/15/93. PERFORMANCE FOR THE INDEXES IS FROM 11/30/93.
(3) INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

INVESTOR EXPENSES FOR CLASS A AND B SHARES

The expenses for the Class A and B Shares before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial institution.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                CLASS A SHARES   CLASS B SHARES
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY
  SHARES, SHOWN AS % OF THE OFFERING PRICE*     5.75%            NONE
--------------------------------------------------------------------------------
 MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN
  AS LOWER OF ORIGINAL PURCHASE PRICE OR
  REDEMPTION PROCEEDS                           NONE             5.00%
--------------------------------------------------------------------------------

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.


ANNUAL OPERATING EXPENSES (%)


(EXPENSES THAT ARE DEDUCTED FROM CLASS A AND B ASSETS)


                                               CLASS A SHARES    CLASS B SHARES
--------------------------------------------------------------------------------
 MANAGEMENT FEES                                 1.00              1.00

 DISTRIBUTION (RULE 12b-1) FEES                  0.25              0.75

 SHAREHOLDER SERVICE FEES                        0.25              0.25

 OTHER EXPENSES(1)                              36.07             34.79
--------------------------------------------------------------------------------
 TOTAL ANNUAL OPERATING EXPENSES                37.57             36.79

 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)       (35.57)           (34.29)
--------------------------------------------------------------------------------
 NET EXPENSES(2)                                 2.00              2.50
--------------------------------------------------------------------------------



(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED FOR THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF CLASS A AND B SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 2.00% AND 2.50%, RESPECTIVELY, OF THEIR AVERAGE DAILY NET ASSETS THROUGH 2/28/04. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY ALSO VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE

The example below is intended to help you compare the cost of investing in Class A and B Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and


- net expenses of 2.00% and 2.50% for Class A and B Shares, respectively, through 2/28/04 and 3.00% and 3.50%, respectively, thereafter through 2/28/13.

The example is for comparison only; the actual returns of the Class A and B Shares and your actual costs may be higher or lower.


IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
 CLASS A SHARES* ($)            766        1,361       1,979       3,636
--------------------------------------------------------------------------------
 CLASS B SHARES** ($)           753        1,281       1,932       3,596***
--------------------------------------------------------------------------------


IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
 CLASS B SHARES ($)             253        981         1,732       3,596***
--------------------------------------------------------------------------------


  * ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
 ** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD. *** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN
    OWNED FOR EIGHT YEARS.

JPMORGAN FLEMING EUROPEAN FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks, please see pages 68-69.


THE FUND'S OBJECTIVE

The Fund seeks total return from long-term capital growth. Total return consists of capital growth and current income.

THE FUND'S MAIN INVESTMENT STRATEGY


The Fund invests primarily in equity securities issued by companies with principal business activities in western Europe. Under normal market conditions, the Fund invests at least 80% of the value of its Assets in equity securities of European issuers. "Assets" means net assets, plus the amount of borrowings for investment purposes. These investments may take the form of depositary receipts. Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and rights and warrants to buy common stocks.

While the Fund invests primarily in equities, it may also invest in debt securities rated as investment grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Ratings (Fitch), or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the sub-adviser, J.P. Morgan Fleming Asset Management (London) Limited (JPMFAM (London)), to be of comparable quality. No more than 20% of the Fund's Assets will be invested in debt securities denominated in a currency other than the U.S. dollar. No more than 20% of the Fund's Assets will be invested in debt securities issued by a single foreign government or international organization, such as the World Bank.

The Fund may invest any portion of its assets that is not in equity securities in high-quality money market instruments and repurchase agreements. To temporarily defend its Assets, the Fund may invest any amount of its Assets in these instruments and in debt securities issued by supranational organizations and companies and governments of countries in which the Fund can invest and short-term debt instruments issued or guaranteed by the government of any member of the Organization for Economic Cooperation and Development. These debt securities may be in various currencies.


Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.


The Fund use in derivatives, which are instruments, whose value is based on one or more securities, indexes, interest rates or exchange rates. The Fund may use derivatives to hedge various investments for risk management or in an effort to produce increased income or gains. Derivatives may also be used as substitutes for securities in which the Fund can invest.


The Fund may change any of these investment policies (including its investment objective) without shareholder approval.


The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
-  THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
-  THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.FREQUENCY OF
   TRADING

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS


The adviser to the Fund is J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM (USA)). In managing the Fund the sub-adviser seeks to identify those western European countries and sectors where political and economic factors, including currency changes, are likely to produce above-average growth rates. Then the sub-adviser tries to identify companies within those countries and sectors that are poised to take advantage of those political and economic conditions. The Fund will continually review economic and political events in the countries in which it invests.

The Fund may invest in Austria, Belgium, Denmark, Germany, Finland, France, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom, as well as other western European countries which the sub-adviser believes are appropriate. In addition, the Fund may invest up to 8% of its Assets in equity securities of emerging market European issuers. These countries may include Poland, the Czech Republic, Hungary and other countries with similar economic profiles which the sub-adviser believes are appropriate.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The sub-adviser may adjust the Fund's exposure to each currency based on their view of the markets and issuers. It will decide how much to invest in the securities of a particular currency or country by evaluating the yield and potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. It may increase or decrease the emphasis on a type of security, sector, country or currency, based on their analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, sector growth, credit quality and interest rate trends. The Fund may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.

While the Fund's assets will usually be invested in a number of different western European countries, the Fund's sub-adviser may at times invest most or all of the assets in a limited number of these countries. The Fund will, however, try to choose a wide range of industries and companies of varying sizes.

  INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.


The Fund may not achieve its objective if the sub-adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will fluctuate in response to movements in international markets. Fund performance will also depend on the effectiveness of the sub-adviser's research, as well as its stock picking and currency management decisions.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investments or private property.


The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.


The Fund's performance will be affected by political, social and economic conditions in Europe, such as growth of the economic output (the Gross National Product), the rate of inflation, the rate at which capital is reinvested into European economies, the resource self-sufficiency of European countries and interest and monetary exchange rates between European countries.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.


The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities which are rated in the lowest investment grade by Moody's, S&P, Fitch, or the equivalent by another national rating organization, or securities that are unrated but are deemed by the adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

Investing a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, could reduce the Fund's potential returns.


The Fund may use future contracts and other derivatives to help manage duration, yield curve exposures, and credit and spread volatility. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Fund's original investment.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of the Fund's shares more sensitive to economic problems of those issuing the securities.


The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in the relevant regions are declining and prices of these foreign securities may fall more rapidly than those of other securities.

The Fund may invest in privately placed securities. Such securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

  WHO MAY WANT TO INVEST
  THE FUND IS DESIGNED FOR INVESTORS WHO:
  -  ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
  - WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
  - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
  THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
  -  ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTMENT
  -  ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT
  -  REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
  -  ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year over the past seven calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the Morgan Stanley Capital International (MSCI) Europe Index, a broad-based securities market index, and the Lipper European Funds Index, a broad-based index.


The performance figures in the bar chart do not reflect a front end sales load, which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A shares reflect the deduction of the maximum front end sales load and the performance for Class B and Class C shares reflects the deduction of the applicable contingent deferred sales load.

[CHART]


YEAR-BY-YEAR RETURNS(1)


1996            28.10%
1997            21.38%
1998            28.17%
1999            36.06%
2000           -14.73%
2001           -12.35%
2002            -7.60%

-------------------------------------------
BEST QUARTER 4th quarter, 1999      33.36%
-------------------------------------------
WORST QUARTER 3rd quarter, 1998    -16.97%
-------------------------------------------

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


(1) THE FUND'S FISCAL YEAR END IS 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)


Shows performance over time for the periods ended December 31, 2002(1),(2),(3)



                                        PAST 1 YEAR   PAST 5 YEARS    LIFE OF FUND
-----------------------------------------------------------------------------------
 CLASS A SHARES -- RETURN BEFORE TAXES      -12.93         2.57            8.53
-----------------------------------------------------------------------------------
 CLASS A SHARES -- RETURN AFTER TAXES
  ON DISTRIBUTIONS                          -13.05         1.93            6.79
-----------------------------------------------------------------------------------
 CLASS A SHARES -- RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND SHARES      -7.82         2.08            6.40
-----------------------------------------------------------------------------------
 CLASS B SHARES -- RETURN BEFORE TAXES      -12.91         2.68            8.64
-----------------------------------------------------------------------------------
 CLASS C SHARES -- RETURN BEFORE TAXES       -9.26         3.03            8.63
-----------------------------------------------------------------------------------
 MSCI EUROPE INDEX(4) (REFLECTS NO
  DEDUCTION FOR FEES, EXPENSES OR TAXES)    -18.38        -2.26            4.65
-----------------------------------------------------------------------------------
 LIPPER EUROPEAN FUNDS INDEX(4) (REFLECTS
  NO DEDUCTION FOR TAXES)                   -17.43        -0.37            5.73
-----------------------------------------------------------------------------------



The after-tax returns are shown for only the Class A Shares offered by this prospectus, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.



(1) SEE FOOTNOTE ON PREVIOUS PAGE.
(2) CLASS C SHARES WERE FIRST OFFERED ON 11/1/98. THE PERFORMANCE FOR THE PERIOD BEFORE CLASS C SHARES WERE LAUNCHED IS BASED ON THE PERFORMANCE OF CLASS B SHARES OF THE FUND.
(3) THE FUND COMMENCED OPERATIONS ON 11/2/95. PERFORMANCE FOR THE INDEXES IS FROM 11/30/95.
(4) INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

INVESTOR EXPENSES FOR CLASS A, B AND C SHARES


The expenses for the Class A, B and C Shares before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial institution.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                             CLASS A SHARES  CLASS B SHARES  CLASS C SHARES
-----------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD)
  WHEN YOU BUY SHARES, SHOWN AS
  % OF THE OFFERING PRICE*         5.75%         NONE           NONE
-----------------------------------------------------------------------------
 MAXIMUM DEFERRED SALES CHARGE
  (LOAD) SHOWN AS LOWER OF
  ORIGINAL PURCHASE PRICE OR
  REDEMPTION PROCEEDS              NONE          5.00%          1.00%
-----------------------------------------------------------------------------

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.


ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A, CLASS B AND CLASS C ASSETS)



                             CLASS A SHARES  CLASS B SHARES  CLASS C SHARES
-----------------------------------------------------------------------------
 MANAGEMENT FEE                    0.65           0.65             0.65
 DISTRIBUTION (RULE 12b-1) FEES    0.25           0.75             0.75
 SHAREHOLDER SERVICE FEE           NONE           0.25             0.25
 OTHER EXPENSES(1)                 1.55           1.55             1.55
-----------------------------------------------------------------------------
 TOTAL ANNUAL OPERATING EXPENSES   2.45           3.20             3.20
 FEE WAIVER AND
  EXPENSE REIMBURSEMENT(2)        (0.70)         (0.70)           (0.70)
-----------------------------------------------------------------------------
 NET EXPENSES(2)                   1.75           2.50             2.50
-----------------------------------------------------------------------------


(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF CLASS A, CLASS B, AND CLASS C SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.75%, 2.50% AND 2.50%, RESPECTIVELY, OF THEIR AVERAGE DAILY NET ASSETS THROUGH 2/28/04. THE NET EXPENSES ARE NOT EXPECTED TO EXCEED 1.65% FOR CLASS A AND 2.39% FOR CLASS B AND C SHARES DUE TO CONTRACTUAL CAPS ON OTHER CLASSES OF SHARES WHICH REQUIRE FUND LEVEL SUBSIDIES. THIS ARRANGEMENT MAY END WHEN THESE FUND LEVEL SUBSIDIES ARE NO LONGER REQUIRED. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY ALSO VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE


The example below is intended to help you compare the cost of investing in Class A, B and C Shares with the cost of investing in other mutual funds. The example assumes:


- $10,000 initial investment,

- 5% return each year, and


- net expenses through 2/28/04 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Class A, B and C Shares and your actual cost may be higher or lower.


IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------------------------------------------------------------------------
 CLASS A SHARES* ($)             743        1,232       1,746       3,151
-------------------------------------------------------------------------------
 CLASS B SHARES** ($)            753        1,221       1,813       3,282***
-------------------------------------------------------------------------------
 CLASS C SHARES** ($)            353          921       1,613       3,455
-------------------------------------------------------------------------------


IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------------------------------------------------------------------------
 CLASS B SHARES ($)              253          921       1,613       3,282***
-------------------------------------------------------------------------------
 CLASS C SHARES ($)              253          921       1,613       3,455
-------------------------------------------------------------------------------


  * ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.

 ** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.

*** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN
    OWNED FOR EIGHT YEARS.

JPMorgan FLEMING INTERNATIONAL EQUITY FUND
(FORMERLY JPMORGAN SELECT INTERNATIONAL EQUITY FUND)

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 69-70.

THE FUND'S OBJECTIVE

The Fund seeks total return from long-term capital growth and income. Total return consists of capital growth and current income.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal conditions, the Fund will invest at least 80% of the value of its Assets in equity investments. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund will primarily invest in foreign companies of various sizes, including foreign subsidiaries of U.S. companies.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and rights and warrants to buy common stocks. These investments may take the form of depositary receipts.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

While the Fund invests primarily in equity securities, it may also invest in investment-grade debt securities. Investment-grade means a rating in the four highest categories by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Ratings (Fitch), or the equivalent by another national rating organization, or securities that are unrated but are deemed by the sub-adviser, JPMFAM (London), to be of comparable quality. No more than 20% of the Fund's Assets will be invested in debt securities denominated in a currency other than the U.S. dollar. No more than 20% of the Fund's Assets will be invested in debt securities issued by a foreign government or international organization, such as the World Bank.

Although the Fund intends to invest primarily in equity securities and investment-grade debt securities, under normal market conditions it may invest up to 20% of its Assets in high-quality money market instruments and repurchase agreements. To temporarily defend its assets during adverse market, economic or other conditions, the Fund may invest any amount of its assets in these instruments.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies which are authorized to invest in those countries.

The Fund may use derivatives, which are instruments, whose value is based on one or more securities indexes, interest rates or exchange rates. The Fund may use derivatives to hedge various investments for risk management or in an effort to produce increased income or gains. Derivatives may also be used as substitutes for securities in which the Fund can invest.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

The adviser of the Fund is JPMFAM (USA). In managing the Fund, the sub-adviser will seek to diversify the Fund's portfolio by investing in at least three issuers in several countries other than the United States. However, the Fund may invest a substantial part of its assets in just one country.

The Fund intends to invest in companies (or governments) in the following countries or regions: the Far East (including Japan, Hong Kong, Singapore and Malaysia), Western Europe (including the United Kingdom, Germany, the Netherlands, France, Switzerland, Italy, Scandinavia and Spain), Australia, Canada and other countries or areas that the sub-adviser may select from time to time. A substantial part of the Fund's assets may be invested in U.S. companies based in countries that are represented in the Morgan Stanley Capital International (MSCI), Europe, Australia and Far East (EAFE) Index. However, the Fund may also invest in companies or governments in emerging markets.

The sub-adviser may adjust the Fund's exposure to each currency based on its view of the markets and issuers. The sub-adviser will decide how much to invest in the securities of a particular country or currency by evaluating the yield and potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. The sub-adviser may increase or decrease the emphasis on a type of security, sector, country or currency, based on its analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, sector growth, credit quality and interest rate trends. The Fund may purchase securities where the issuer located in one country but the security is denominated in the currency of another.

  INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. This section describes some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the sub-adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will fluctuate in response to movements in international markets. Fund performance will also depend on the effectiveness of the adviser's research, as well as its stock picking and currency management decisions.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries increase when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investment or private property.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Securities rated in the lowest investment grade category by Moody's, S&P, Fitch, or the equivalent by another national rating organization, or securities that are unrated but are deemed by the sub-adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions that other types of investments and they could cause losses that exceed the Fund's original investment.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of the Fund's shares more sensitive to economic problems among those issuing the securities.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining and prices of these securities may fall more rapidly than those of other securities.

  WHO MAY WANT TO INVEST
  THIS FUND IS DESIGNED FOR INVESTORS WHO:
  - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
  - WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
  - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
  THIS FUND IS NOT DESIGNED FOR INVESTORS WHO:
  - ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING
  - ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT
  - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
  - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Shares has varied from year to year over the past nine calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the MSCI EAFE Index, a broad-based securities market index, and the Lipper International Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily indicative of how any class of this Fund will perform in the future.

The performance figures in the bar chart do not reflect a front end sales load, which is assessed on Class A Shares or a contingent deferred sales load, which is assessed on Class B Shares. If the loads were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front end sales load and performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed in the past not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS*,(1)


1994       -4.15%
1995        9.83%
1996       10.45%
1997        5.11%
1998       13.54%
1999       39.16%
2000      -16.59%
2001      -16.99%
2002      -12.29%


---------------------------------------------
 BEST QUARTER 4th quarter, 1999        27.13%
---------------------------------------------
 WORST QUARTER 3rd quarter, 2002      -19.71%
---------------------------------------------



* THE PERFORMANCE IN THE TABLE FOR CLASS C SHARES, WHICH WERE LAUNCHED ON 1/31/03, AND FOR THE PERIOD BEFORE CLASS A AND CLASS B SHARES WERE LAUNCHED ON 2/28/02 AND THE PERFORMANCE IN THE BAR CHART ARE BASED ON THE PERFORMANCE OF THE SELECT CLASS SHARES OF THE FUND, WHICH INVEST IN THE SAME PORTFOLIO OF SECURITIES, BUT WHOSE SHARES ARE NOT BEING OFFERED IN THIS PROSPECTUS. DURING THIS PERIOD, THE ACTUAL RETURNS OF CLASS A, CLASS B AND CLASS C SHARES WOULD HAVE BEEN LOWER THAN THE PERFORMANCE SHOWN BECAUSE CLASS A, CLASS B AND CLASS C SHARES HAVE HIGHER EXPENSES THAN SELECT CLASS SHARES. THE PERFORMANCE OF THE FUND BEFORE 1/1/97 IS BASED ON THE HISTORICAL PERFORMANCE OF ONE OF THE COMMON TRUST FUNDS MAINTAINED BY A PREDECESSOR OF JPMORGAN CHASE BANK AND WHOSE ASSETS WERE TRANSFERRED TO THE FUND. THE HISTORICAL PERFORMANCE OF SHARES OF THE PREDECESSOR COMMON TRUST FUND HAS BEEN ADJUSTED TO REFLECT THE FUND'S EXPENSE LEVELS (ABSENT REIMBURSEMENTS) THAT WERE IN PLACE AT THE TIME THE FUND RECEIVED THE COMMON TRUST FUND ASSETS.
(1) THE FUND'S FISCAL YEAR END IS 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2002*,(1),(2),(3)



                                                   PAST 1 YEAR      PAST 5 YEARS      LIFE OF FUND
--------------------------------------------------------------------------------------------------
 CLASS A SHARES -- RETURN BEFORE TAXES             -17.66           -2.07             1.67
--------------------------------------------------------------------------------------------------
 CLASS A SHARES -- RETURN AFTER TAXES ON
  DISTRIBUTIONS                                    -17.80           -3.39             N/A(3)
--------------------------------------------------------------------------------------------------
 CLASS A SHARES -- RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND SHARES            -10.79           -1.63             N/A(3)
--------------------------------------------------------------------------------------------------
 CLASS B SHARES -- RETURN BEFORE TAXES             -17.32           -1.28             2.26
--------------------------------------------------------------------------------------------------
 CLASS C SHARES -- RETURN BEFORE TAXES             -13.85           -0.98             2.26
--------------------------------------------------------------------------------------------------
 MSCI EAFE INDEX(4) (REFLECTS NO DEDUCTION
  FOR FEES, EXPENSES OR TAXES)                     -15.94           -2.89             1.77
--------------------------------------------------------------------------------------------------
 LIPPER INTERNATIONAL FUNDS INDEX(4)
  (REFLECTS NO DEDUCTION FOR TAXES)                -13.84           -1.65             4.10
--------------------------------------------------------------------------------------------------



The after-tax returns are shown for only the Class A Shares, not the other classes offered by this prospectus, and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.



*   SEE FOOTNOTE ON PREVIOUS PAGE.
(1) SEE FOOTNOTE ON PREVIOUS PAGE.
(2) THE FUND COMMENCED OPERATIONS ON 5/31/93.
(3) AFTER-TAX RETURNS HAVE NOT BEEN CALCULATED FOR THE PERIODS PRIOR TO 1/1/97, DUE TO DIFFERENT TAX AND DISTRIBUTION REQUIREMENTS OF THE PREDECESSOR COMMON TRUST FUND.
(4) INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

INVESTOR EXPENSES FOR CLASS A AND B SHARES AND ESTIMATED INVESTORS EXPENSES FOR CLASS C SHARES

The expenses of the Class A and B Shares and estimated expenses for Class C Shares before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)



                                     CLASS A SHARES   CLASS B SHARES    CLASS C SHARES
------------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE
  (LOAD) WHEN YOU BUY
  SHARES, SHOWN AS % OF
  THE OFFERING PRICE*                5.75%            NONE              NONE
------------------------------------------------------------------------------------
 MAXIMUM DEFERRED SALES
  CHARGE (LOAD) SHOWN
  AS LOWER OF ORIGINAL
  PURCHASE PRICE OR
  REDEMPTION PROCEEDS                NONE             5.00%             1.00%
------------------------------------------------------------------------------------



* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.



ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A, B AND C ASSETS)



                                     CLASS A SHARES    CLASS B SHARES     CLASS C SHARES
---------------------------------------------------------------------------------------
 MANAGEMENT FEES                       1.00              1.00              1.00
 DISTRIBUTION (RULE 12b-1) FEES        0.25              0.75              0.75
 SHAREHOLDER SERVICE FEES              0.25              0.25              0.25
 OTHER EXPENSES(1)                    53.75             72.45              0.32
---------------------------------------------------------------------------------------
 TOTAL ANNUAL OPERATING
  EXPENSES                            55.25             74.45              2.32
 FEE WAIVER AND EXPENSE
  REIMBURSEMENT(2)                   (53.75)           (72.45)            (0.32)
---------------------------------------------------------------------------------------
 NET EXPENSES(2)                       1.50              2.00              2.00
---------------------------------------------------------------------------------------



(1) "OTHER EXPENSES" FOR CLASS A AND B SHARES ARE BASED ON EXPENSES INCURRED DURING THE MOST RECENT FISCAL YEAR. "OTHER EXPENSES" FOR CLASS C SHARES ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF CLASS A, B AND C SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 1.50%, 2.00% AND 2.00%, RESPECTIVELY, OF THE AVERAGE DAILY NET ASSETS THROUGH 2/28/04. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY ALSO VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE

The example below is intended to help you compare the cost of investing in Class A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses of 1.50%, 2.00% and 2.00% for Class A, B and C Shares, respectively, through 2/28/04 and 2.50%, 3.00% and 2.32%, respectively, through 2/28/13.

The example is for comparison only; the actual return of the Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:



                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
---------------------------------------------------------------------------
 CLASS A SHARES* ($)            719        1,219       1,744       3,177
---------------------------------------------------------------------------
 CLASS B SHARES** ($)           703        1,133       1,689       3,130***
---------------------------------------------------------------------------
 CLASS C SHARES** ($)           303          694       1,211       2,631
---------------------------------------------------------------------------



IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:



                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
---------------------------------------------------------------------------
 CLASS B SHARES ($)             203        833         1,489       3,130***
---------------------------------------------------------------------------
 CLASS C SHARES ($)             203        694         1,211       2,631
---------------------------------------------------------------------------



  * ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
 ** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD. *** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN
    OWNED FOR EIGHT YEARS.

JPMORGAN FLEMING INTERNATIONAL OPPORTUNITIES FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks, please see pages 68-69.


THE FUND'S OBJECTIVE

The Fund seeks to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets.

THE FUND'S MAIN INVESTMENT STRATEGY


The Fund's assets are invested primarily in equity securities of companies from developed countries other than the U.S. The Fund's assets may also be invested to a limited extent in emerging markets issuers. Developed countries include Australia, Canada, Japan, New Zealand, the United Kingdom, and most of the countries of western Europe; emerging markets include most other countries in the world.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund focuses on individual equity, selection emphasizing those equity securities that are ranked as undervalued according to proprietary research of the adviser, JPMIM. The Fund is not constrained by capitalization, style or geographic limits and will be broadly diversified across industries.


The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.


While the Fund invests primarily in equities, it may also invest in debt securities rated as investment grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Ratings (Fitch), or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the adviser to be of comparable quality.

The Fund will invest substantially in securities denominated in foreign currencies and will actively seek to enhance returns where appropriate through managing currency exposure.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Fund may use derivatives, which are instruments, whose value of is based on one or more securities, indexes, interest rates or exchange rates. The Fund may use derivatives to hedge various investments and for risk management. Derivatives may also be used as substitutes for securities in which the Fund can invest.


The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS


In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection.

The adviser selects securities for the Fund's portfolio using its own investment process to determine which companies are most likely to provide high total return to shareholders. The adviser chooses the most attractive securities in each sector and builds the portfolio bottom up. Stocks in each industry are ranked with the help of fundamental valuations, then selected for investment. The adviser may adjust currency exposure to manage risks and enhance returns.

The adviser's investment process focuses on allocating assets by selecting securities and managing currency exposure. The Fund largely avoids using sector or market-timing strategies.

Through its extensive global equity research and analytical systems, the adviser seeks to generate an information advantage. Using fundamental analysis as well as macro-economic models, the adviser develops proprietary research on countries, companies and currencies.

In these processes, the analysts focus on a relatively long period rather than on near-term expectations alone.

The adviser buys and sells securities, using the research and valuation rankings as well as its assessment of other factors, including:

Various models are used to quantify the adviser's fundamental stock research, producing a ranking of companies in each industry group according to their relative value. The Fund's adviser then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:


- catalysts that could trigger a change in a stock's price

- potential reward compared to potential risk

- temporary mispricings caused by market overreactions

  INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.


THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.


The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be fluctuate in response to movements in international markets. Fund performance will also depend on the effectiveness of the adviser's research, as well as, its equity picking and currency management decisions.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in U.S. markets. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign markets tend to be more volatile than those of the U.S., and changes in currency exchange rates could reduce the Fund's performance. These risks are higher in emerging markets. To the extent that the Fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. However, the Fund does not typically use this strategy for its emerging markets currency exposure.

Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investments or private property.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.


The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities rated in the lowest investment grade by Moody's, S&P, Fitch, or the equivalent by another national rating organization, or securities that are unrated but are deemed by the adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.


The Fund may use future contracts and other derivatives to help manage duration, yield curve exposures, and credit and spread volatility. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions that other types of investments and they could cause losses that exceed the Fund's original investment.


  WHO MAY WANT TO INVEST
  THIS FUND IS DESIGNED FOR INVESTORS WHO:
  - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
  - WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
  - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
  THIS FUND IS NOT DESIGNED FOR INVESTORS WHO:
  - ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING
  - ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT
  - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
  - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past five calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index, MSCI All Country World Index Free (Ex-U.S.), a broad-based securities market index, and the Lipper International Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect a front end sales load, which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front end sales load and the performance for Class B Shares reflects the deduction of the applicable contingent deferred sales load.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1998            3.47%
1999           40.05%
2000          -16.40%
2001          -19.88%
2002          -17.90%

---------------------------------------------
 BEST QUARTER 4th quarter, 1998      21.81%
---------------------------------------------
 WORST QUARTER 3rd quarter, 1998    -21.38%
---------------------------------------------


* PRIOR TO A MERGER EFFECTIVE 9/7/01, THE FUND OPERATED IN A MASTER-FEEDER STRUCTURE. THE FUND'S PERFORMANCE FOR THE PERIOD BEFORE CLASS A AND CLASS B SHARES WERE LAUNCHED ON 9/10/01 IS BASED ON THE PERFORMANCE OF THE FORMER FEEDER THAT WAS MERGED OUT OF EXISTENCE (WHOSE INVESTMENT PROGRAM WAS IDENTICAL TO THE INVESTMENT PROGRAM OF, AND WHOSE EXPENSES WERE THE MOST SIMILAR TO THE CURRENT EXPENSES OF, THE CLASS A AND B SHARES) FROM 2/26/97 (COMMENCEMENT OF OPERATIONS) TO 9/10/01. DURING THESE PERIODS, THE ACTUAL RETURNS OF CLASS A AND CLASS B SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE CLASS A AND B SHARES HAVE HIGHER EXPENSES THAN THE FORMER FEEDER.

(1) THE FUND'S FISCAL YEAR END IS 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)


Shows performance over time for periods ended December 31, 2002*(1),(2)



                                                   PAST 1 YEAR     PAST 5 YEARS  LIFE OF FUND
-----------------------------------------------------------------------------------------------
 CLASS A SHARES -- RETURN BEFORE TAXES             -22.64          -5.56         -4.54
-----------------------------------------------------------------------------------------------
 CLASS A SHARES -- RETURN AFTER TAXES
  ON DISTRIBUTIONS                                 -22.94          -6.34         -5.26
-----------------------------------------------------------------------------------------------
 CLASS A SHARES -- RETURN AFTER TAXES
  ON DISTRIBUTIONS AND SALE OF FUND SHARES         -13.90          -4.56         -3.75
-----------------------------------------------------------------------------------------------
 CLASS B SHARES -- RETURN BEFORE TAXES             -22.41          -4.92         -3.82
-----------------------------------------------------------------------------------------------
 MSCI EAFE INDEX (REFLECTS NO DEDUCTION
  FOR FEES, EXPENSES OR TAXES)                     -15.94          -2.89         -1.86
-----------------------------------------------------------------------------------------------
 MSCI ALL COUNTRY WORLD INDEX FREE
  (EX-U.S.)(3) (REFLECTS NO DEDUCTION FOR FEES,
  EXPENSES OR TAXES)                               -14.67          -2.66         -1.94
-----------------------------------------------------------------------------------------------
 LIPPER INTERNATIONAL FUNDS INDEX(3)
  (REFLECTS NO DEDUCTION FOR TAXES)                -13.84          -1.65         -0.55
-----------------------------------------------------------------------------------------------



The after-tax returns are shown for only the Class A Shares offered by this prospectus, and not the other class offered by this prospectus, and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.



*   SEE FOOTNOTE ON PREVIOUS PAGE.
(1) SEE FOOTNOTE ON PREVIOUS PAGE.
(2) PERFORMANCE FOR THE THE INDEXES IS FROM 2/28/97.
(3) INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

INVESTOR EXPENSES FOR CLASS A AND CLASS B SHARES

The expenses for Class A and Class B Shares before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial institution.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                          CLASS A SHARES     CLASS B SHARES
------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD)
  WHEN YOU BUY SHARES, SHOWN
  AS % OF THE OFFERING PRICE*             5.75%              NONE
------------------------------------------------------------------------------
 MAXIMUM DEFERRED SALES CHARGE
  (LOAD) SHOWN AS LOWER OF
  ORIGINAL PURCHASE PRICE OR
  REDEMPTION PROCEEDS                     NONE               5.00%
------------------------------------------------------------------------------

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.


ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A AND B ASSETS)



                                          CLASS A SHARES     CLASS B SHARES
------------------------------------------------------------------------------
 MANAGEMENT FEES                           0.60               0.60
 DISTRIBUTION (RULE 12b-1) FEES            0.25               0.75
 SHAREHOLDER SERVICE FEES                  0.25               0.25
 OTHER EXPENSES(1)                         0.88               0.89
------------------------------------------------------------------------------
 TOTAL ANNUAL OPERATING EXPENSES           1.98               2.49
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)  (0.08)             (0.09)
------------------------------------------------------------------------------
 NET EXPENSES(2)                           1.90               2.40
------------------------------------------------------------------------------



(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED FOR THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF CLASS A AND CLASS B SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 1.90% AND 2.40%, RESPECTIVELY, OF THEIR AVERAGE DAILY NET ASSETS THROUGH 2/28/04. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY ALSO VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Class A and Class B Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and


- net expenses through 2/28/04 and total annual operating expenses thereafter.

The example is for comparison only; the actual returns of Class A and Class B Shares and your actual costs may be higher or lower.


IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------------------------------
 CLASS A SHARES*($)             757        1,153       1,574       2,743
-----------------------------------------------------------------------------
 CLASS B SHARES**($)            743        1,067       1,517       2,694***
-----------------------------------------------------------------------------


IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------------------------------
 CLASS B SHARES($)              243        767         1,317       2,694***
-----------------------------------------------------------------------------


  * ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
 ** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD. *** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN
    OWNED FOR EIGHT YEARS.

JPMORGAN FLEMING INTERNATIONAL VALUE FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 68-69.


THE FUND'S OBJECTIVE

The Fund seeks to provide high total return from a portfolio of foreign company equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests primarily in equity securities from developed countries included in the Salomon Smith Barney (SSB) Primary Market Index (PMI) Value Europe, Pacific and Asia Composite (EPAC) Index which is the Fund's benchmark. The Fund typically does not invest in U.S. companies.

The Fund's sector weightings generally approximate those of the SSB PMI Value EPAC Index, although it does not seek to mirror the index in its choice of individual securities. In choosing stocks, the Fund emphasizes those that are ranked as undervalued according to the proprietary research of the adviser, JPMIM, while underweighting or avoiding those that appear overvalued.


The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.


While the Fund invests primarily in equity securities, it may also invest in debt securities rated as investment grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Ratings (Fitch), or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the adviser to be of comparable quality.


To temporarily defend its assets, the Fund may invest any amount of its assets in high quality short-term instruments.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.


The Fund may use derivatives, which are instruments, whose value is based on one or more securities, indexes, interest rates or exchange rates. The Fund may use derivatives to hedge various investments and for risk management. Derivatives may also be used as substitutes for securities in which the Fund can invest.


The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

  BEFORE YOU INVEST
  INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
  - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
  - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

  FREQUENCY OF TRADING
  HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS


In managing the Fund, the adviser employs a process that combines fundamental research for identifying portfolio securities and currency management decisions.


Various models are used to quantify the adviser's fundamental stock research, producing a ranking of companies in each industry group according to their relative value. The Fund's management team then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:

- value characteristics such as P/B, P/E

- catalysts that could trigger a change in a stock's price

- potential reward compared to potential risk

- temporary mispricings caused by market overreactions

The Fund has access to the adviser's currency specialists in determining the extent and nature of the Fund's exposure to various foreign currencies.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. This section describes some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.


The value of shares of the Fund will fluctuate in response to movements in international markets. Fund performance will also depend on the effectiveness of the adviser's research, as well as its stock picking and currency management decisions.


Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.


The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investments or private property.


The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.


Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.


The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities rated in the lowest investment grade category by Moody's, S&P, Fitch, or the equivalent by another national rating organization, or securities that are unrated but are deemed by the adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use future contracts and other derivatives to help manage duration, yield curve exposure, and credit and spread volatility. Derivatives may be riskier than other types of investments because they are more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in the relevant regions are declining and prices of these foreign securities may fall more rapidly than those of other securities.

The Fund may invest in privately placed securities. Such securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

  WHO MAY WANT TO INVEST
  THIS FUND IS DESIGNED FOR INVESTORS WHO:
  - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
  - WANT TO ADD A NON-U.S. INVESTMENT WITH VALUE POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
  - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
  THIS FUND IS NOT DESIGNED FOR INVESTORS WHO:
  - ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING
  - ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT
  - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
  - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the SSB PMI Value EPAC Index, a broad-based securities market index, and the Lipper International Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect a front end sales load, which is assessed on Class A shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front end sales load and the performance for Class B Shares reflects the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1993        24.37%
1994         5.65%
1995         7.59%
1996         8.41%
1997         1.17%
1998        13.48%
1999        29.92%
2000       -18.05%
2001       -22.47%
2002       -17.78%


 --------------------------------------------
 BEST QUARTER 4th quarter, 1998         20.23%
 --------------------------------------------
 WORST QUARTER 3rd quarter, 2002       -20.99%
 --------------------------------------------



* PRIOR TO A MERGER EFFECTIVE 9/7/01, THE FUND OPERATED IN A MASTER-FEEDER STRUCTURE. THE FUND'S PERFORMANCE IN THE TABLE FOR THE PERIOD BEFORE CLASS A AND CLASS B SHARES WERE LAUNCHED ON 9/28/01 AND THE FUND'S PERFORMANCE IN THE BAR CHART ARE BASED ON THE PERFORMANCE OF THE SELECT CLASS SHARES, WHICH INVESTS IN THE SAME PORTFOLIO OF SECURITIES, BUT WHOSE SHARES ARE NOT BEING OFFERED IN THIS PROSPECTUS, FROM 9/10/01 THROUGH 9/28/01 (FOR THE TABLE) AND THROUGH 12/31/01 (FOR THE BAR CHART) AND THE PERFORMANCE OF THE FORMER FEEDER THAT WAS MERGED OUT OF EXISTENCE (WHOSE INVESTMENT PROGRAM WAS IDENTICAL TO THE INVESTMENT PROGRAM OF, AND WHOSE EXPENSES WERE THE MOST SIMILAR TO THE CURRENT EXPENSES OF, THE CLASS A AND B SHARES) FROM 10/4/93 TO 9/10/01. RETURNS FOR THE PERIOD 1/1/92 TO 10/3/93 REFLECT PERFORMANCE OF THE PIERPONT INTERNATIONAL EQUITY FUND, THE RETAIL FEEDER'S PREDECESSOR. DURING THESE PERIODS, THE ACTUAL RETURNS OF CLASS A AND CLASS B SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE CLASS A AND B SHARES HAVE HIGHER EXPENSES THAN THE SELECT CLASS SHARES, THE FORMER FEEDER AND IT'S PREDECESSOR.

(1) THE FUND'S FISCAL YEAR END IS 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)


Shows performance over time for periods ended December 31, 2002*,(1)



                                                 PAST 1 YEAR        PAST 5 YEARS      PAST 10 YEARS
---------------------------------------------------------------------------------------------------
 CLASS A SHARES -- RETURN BEFORE TAXES           -22.52             -6.25              1.17
---------------------------------------------------------------------------------------------------
 CLASS A SHARES -- RETURN AFTER TAXES
  ON DISTRIBUTIONS                               -23.38             -9.18             -1.39
---------------------------------------------------------------------------------------------------
 CLASS A SHARES -- RETURN AFTER TAXES
 ON DISTRIBUTIONS AND SALE OF FUND SHARES        -13.61             -5.13              0.44
---------------------------------------------------------------------------------------------------
 CLASS B SHARES -- RETURN BEFORE TAXES           -22.11             -5.53              1.73
---------------------------------------------------------------------------------------------------
 SSB PMI VALUE EPAC INDEX(2) (REFLECTS NO
  DEDUCTION FOR FEES, EXPENSES OR TAXES)         -13.08             -0.89              6.02
---------------------------------------------------------------------------------------------------
 LIPPER INTERNATIONAL FUNDS INDEX(2)
  (REFLECTS NO DEDUCTION FOR TAXES)              -13.84             -1.65              5.55
---------------------------------------------------------------------------------------------------



The after-tax returns are shown for only the Class A Shares offered by this prospectus, and not the other class offered by this prospectus, and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.



*   SEE FOOTNOTE ON PREVIOUS PAGE.
(1) SEE FOOTNOTE ON PREVIOUS PAGE.
(2) INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

INVESTOR EXPENSES FOR CLASS A AND B SHARES

The expenses for the Class A and B Shares before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial institution.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                 CLASS A SHARES     CLASS B SHARES
----------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY
  SHARES, SHOWN AS % OF THE OFFERING PRICE*      5.75%              NONE
----------------------------------------------------------------------------------
 MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN
  AS LOWER OF ORIGINAL PURCHASE PRICE OR
  REDEMPTION PROCEEDS                            NONE               5.00%
----------------------------------------------------------------------------------

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.


ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A AND CLASS B ASSETS)



                                                  CLASS A SHARES     CLASS B SHARES
-----------------------------------------------------------------------------------
 MANAGEMENT FEES                                    0.60               0.60
 DISTRIBUTION (RULE 12b-1) FEES                     0.25               0.75
 SHAREHOLDER SERVICE FEES                           0.25               0.25
 OTHER EXPENSES(1)                                 14.87              13.83
-----------------------------------------------------------------------------------
 TOTAL ANNUAL OPERATING EXPENSES                   15.97              15.43
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)          (14.52)            (13.48)
-----------------------------------------------------------------------------------
 NET EXPENSES(2)                                    1.45               1.95
-----------------------------------------------------------------------------------



(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED FOR THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF CLASS A AND CLASS B SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 1.45% AND 1.95%, RESPECTIVELY, OF THEIR AVERAGE DAILY NET ASSETS THROUGH 2/28/04. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY ALSO VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE

The example below is intended to help you compare the cost of investing in Class A and Class B Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and


- net expenses of 1.45% and 1.95% for class A and B respectively through 2/28/04 and 2.45% and 2.95%, respectively, thereafter through 2/28/13.


The example is for comparison only; the actual return of the Class A and Class B Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
----------------------------------------------------------------------------
 CLASS A SHARES* ($)            714        1,205       1,720       3,130
----------------------------------------------------------------------------
 CLASS B SHARES** ($)           698        1,118       1,665       3,082***
----------------------------------------------------------------------------


IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
----------------------------------------------------------------------------
 CLASS B SHARES ($)             198        818         1,465       3,082***
----------------------------------------------------------------------------


  * ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
 ** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD. *** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN
    OWNED FOR EIGHT YEARS.

JPMORGAN FLEMING JAPAN FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks, please see pages 68-69.


THE FUND'S OBJECTIVE

The Fund seeks total return from long-term capital growth. Total return consists of capital growth and current income.

THE FUND'S MAIN INVESTMENT STRATEGY


Under normal conditions, the Fund will invest at least 80% of its Assets in equity securities of Japanese issuers. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund may, from time to time, also invest in securities traded in other markets of the Pacific and the Far East. Under normal circumstances, the Fund's sub-adviser, JPMFAM(London), anticipates that most of the Fund's Assets will be invested in securities traded on Japanese markets.


Equity securities may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.


While the Fund invests primarily in equity securities, it may also invest in debt securities rated as investment grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Ratings (Fitch), or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the sub-adviser to be of comparable quality.

The Fund may invest any portion of its assets that is not in equity securities in high-quality money market instruments and repurchase agreements. To temporarily defend its Assets during adverse market, economic, policial or other conditions, the Fund may invest any amount of its Assets in these instruments and in debt securities issued by supranational organizations and companies and governments of countries in which the Fund can invest and short-term debt instruments issued or guaranteed by the government of any member of the Organization for Economic Cooperation and Development. These debt securities may be in various currencies. During unusual market conditions, the Fund may invest up to 20% of its total assets in U.S. government debt securities.


Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies which are authorized to invest in those countries.


The Fund may use derivatives, which are instruments whose value is based on one or more securities, indexes, interest rates or exchange rates. The Fund may use derivatives to hedge various investments for risk management or in an effort to produce increased income or gains. Derivatives may also be used as substitutes for securities in which the Fund can invest.


The Fund may change any of these investment policies (including its investment objective) without shareholder approval.


The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS


The Fund's adviser is JPMFAM (USA). The sub-adviser seeks to identify those industries where economic factors are likely to produce above-average growth rates. Then the sub-adviser will try to identify companies within those industries that are poised to take advantage of those economic conditions.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The sub-adviser may adjust the Fund's exposure to each currency based on its view of the markets and issuers. It will decide how much to invest in the securities of a particular currency or country by evaluating the yield and potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. It may increase or decrease the emphasis on a type of security, sector, country or currency, based on its analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, sector growth, credit quality and interest rate trends. The Fund may purchase securities where the issuer is located in one country but the security is denominated in the currency of another. While the Fund is not limited in the amount it invests in any one country, it will try to choose a wide range of industries and companies of varying sizes.


  INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.


The value of shares of the Fund will fluctuate in response to movements in international markets. Fund performance will also depend on the effectiveness of the sub-adviser's research, as well as its stock picking and currency management decisions.


Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability.

Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.


The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.


The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity. Also, emerging markets may not provide adequate legal protection for private or foreign investments or private property.


The Fund's performance will be affected by political, social and economic conditions in Japan. In addition, while the Fund invests primarily in Japanese securities, the Japanese economy may be affected by Southeast Asian consumer demands and the state of Southeast Asian economies.


The Japanese economy and financial markets have experienced considerable difficulty since 1990. The Japanese stock market, as measured by the Tokyo Stock Price Index, has been volatile. Declines in the Tokyo stock market have made the country's banks and financial institutions vulnerable because of their large share portfolios. Japanese banks have been left with large numbers of non-performing loans. In addition, the Japanese economy labors under a heavy government budget deficit and historically low interest rates. As a result of these factors, several high-profile bankruptcies of Japanese banks, brokerage firms and insurance companies have occurred.

Although the Japanese yen has generally gone up against the U.S. dollar, in recent years it has fluctuated, and has even declined. The Japanese yen might also be hurt by the currency difficulties of other countries in Southeast Asia. Devaluation of the yen, and any other currencies in which the Fund's securities are denominated, will decrease the Fund's value.


Japan's relationship with its main trading partners, particularly the United States, is in a difficult phase. This is because Japan sells far more highly visible products such as automobiles, than it buys. The trade imbalance is the largest with the United States. Japan's economy is also affected by economic trouble in Southeast Asian countries since the demand for Japanese exports fluctuates and since many Japanese banks and companies have invested in that region.


Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund that does not invest in small companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities rated in the lowest investment grade category by Moody's, S&P, Fitch, or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the sub-adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.


If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

Investing a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, could reduce the Fund's potential returns.


The Fund may use future contracts and other derivatives to help manage duration, yield curve exposures, and credit and spread volatility. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions that other types of investments and they could cause losses that exceed the Fund's original investment.

Since the Fund is not diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of the Fund's shares more sensitive to economic problems among those issuing the securities.


The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in the relevant regions are declining and prices of these securities may fall more rapidly than those of other securities.

The Fund may invest in privately placed securities. Such securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

  WHO MAY WANT TO INVEST
  THE FUND IS DESIGNED FOR INVESTORS WHO:
  - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
  - WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
  - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

  THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
  - ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTMENT
  - ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT
  - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
  - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year over the past seven calendar years. This provides some indication of the risk of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the Tokyo Stock Exchange (TOPIX) 1st Section Index, the Morgan Stanley Capital International (MSCI) Japan Index, two broad-based securities market indexes, and the Lipper Japan Equity Funds Average, a broad-based index.


The performance figures in the bar chart do not reflect a front end sales load, which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front end sales load and the performance for Class B Shares reflects the deduction of the applicable contingent deferred sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS(1)

1996                   -11.10%
1997                     1.63%
1998                   -19.67%
1999                    60.29%
2000                   -33.91%
2001                   -29.41%
2002                   -12.02%

BEST QUARTER 2nd quarter, 1997      18.84%
-----------------------------------------
WORST QUARTER 3rd quarter, 2001    -20.48%
-----------------------------------------

(1) THE FUND'S FISCAL YEAR END IS 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)


Shows performance over time for periods ended December 31, 2002(1,2)



                                            PAST 1 YEAR      PAST 5 YEARS       LIFE OF FUND
-------------------------------------------------------------------------------------------
CLASS A SHARES -- RETURN BEFORE TAXES            -17.00            -13.00             -10.22
-------------------------------------------------------------------------------------------
CLASS A SHARES -- RETURN AFTER
TAXES ON DISTRIBUTIONS                           -17.00            -13.00             -10.59
-------------------------------------------------------------------------------------------
CLASS A SHARES -- RETURN AFTER TAXES ON
DISTRIBUTIONS AND SALE OF FUND SHARES            -10.44             -9.75              -7.62
-------------------------------------------------------------------------------------------
CLASS B SHARES-- RETURN BEFORE TAXES             -17.35            -12.95             -10.12
-------------------------------------------------------------------------------------------
TOKYO STOCK EXCHANGE (TOPIX)
1ST SECTION INDEX3 (REFLECTS NO
DEDUCTION FOR FEES, EXPENSES OR TAXES)           -18.30             -6.42              -7.65
-------------------------------------------------------------------------------------------
MSCI JAPAN INDEX3 (REFLECTS NO
DEDUCTION FOR FEES, EXPENSES OR TAXES)           -10.28             -5.04              -8.73
-------------------------------------------------------------------------------------------
LIPPER JAPAN EQUITY FUNDS AVERAGE
(REFLECTS NO DEDUCTION FOR TAXES)                -15.13             -4.15              -5.04
-------------------------------------------------------------------------------------------



The after-tax returns are shown for only the Class A Shares offered by this prospectus, and not the other class offered by this prospectus, and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(1) SEE FOOTNOTE ON PREVIOUS PAGE.
(2) THE FUND COMMENCED OPERATIONS ON 11/2/95. CLASS B SHARES WERE FIRST OFFERED ON 11/3/95.
(3) PERFORMANCE OF THE INDEXES IS FROM 11/30/95. INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

INVESTOR EXPENSES FOR CLASS A AND B SHARES


The expenses of the Class A and B Shares before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial institution.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                         CLASS A SHARES    CLASS B SHARES
-------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD)
 WHEN YOU BUY SHARES, SHOWN AS
 % OF THE OFFERING PRICE*                     5.75%             NONE
-------------------------------------------------------------------------
 MAXIMUM DEFERRED SALES CHARGE
 (LOAD) SHOWN AS LOWER OF
 ORIGINAL PURCHASE PRICE OR
 REDEMPTION PROCEEDS                          NONE              5.00%
-------------------------------------------------------------------------

*THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY
 SALES CHARGE.


ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A AND CLASS B ASSETS)



                                               CLASS A SHARES   CLASS B SHARES
--------------------------------------------------------------------------------
 MANAGEMENT FEE                                      1.00          1.00
 DISTRIBUTION (RULE 12b-1) FEES                      0.25          0.75
 SHAREHOLDER SERVICE FEES                            NONE          0.25
 OTHER EXPENSES(1)                                  20.93         20.96
--------------------------------------------------------------------------------
 TOTAL ANNUAL OPERATING EXPENSES                    22.18         22.96
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)           (20.43)       (20.46)
--------------------------------------------------------------------------------
 NET EXPENSES(2)                                     1.75          2.50
--------------------------------------------------------------------------------



(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED FOR THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF CLASS A AND CLASS B SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 1.75% AND 2.50%, RESPECTIVELY, OF THEIR AVERAGE DAILY NET ASSETS THROUGH 2/28/04. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY ALSO VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE


The example below is intended to help you compare the cost of investing in Class A and B Shares with the cost of investing in other mutual funds. The example assumes:


- $10,000 initial investment,

- 5% return each year, and


- net expenses for Classes A and B of 1.75% and 2.50%, respectively, through 2/28/04 and 2.75% and 3.50%, respectively, thereafter through 2/28/13.

This example is for comparison only; the actual returns of the Class A and B Shares and your actual cost may be higher or lower.


IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------------------------------
 CLASS A SHARES* ($)            743        1,290       1,862       3,409
-----------------------------------------------------------------------------
 CLASS B SHARES** ($)           753        1,281       1,932       3,540***
-----------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------------------------------
 CLASS B SHARES ($)             253        981         1,732       3,540***
-----------------------------------------------------------------------------

*   ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD. *** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN
    OWNED FOR EIGHT YEARS.

THE FUNDS' MANAGEMENT AND ADMINISTRATION


The Fleming Emerging Markets Equity Fund, Fleming International Opportunities Fund and Fleming International Value Fund are series of J.P. Morgan Institutional Funds, a Massachusetts business trust. The Fleming International Equity Fund is a series of Mutual Fund Select Group, a Massachusetts business trust. The Fleming Asia Equity Fund, Fleming European Fund and Fleming Japan Fund are series of Mutual Fund Group, a Massachusetts business trust. The J.P. Morgan Institutional Funds, Mutual Fund Select Group and Mutual Fund Group (Trusts) are all governed by the same trustees. The trustees of each trust are responsible for overseeing all business activities.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.

THE FUNDS' INVESTMENT ADVISERS

JPMIM is the investment adviser for the Fleming Asia Equity, Fleming Emerging Markets Equity, Fleming International Opportunities and Fleming International Value Funds. It makes the day-to-day investment decisions for Fleming Emerging Market Equity, Fleming International Opportunities and Fleming International Value Funds. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

JPMFAM (USA) is the investment adviser for the Fleming International Equity, Fleming European and Fleming Japan Funds. JPMFAM (USA) is located at 522 Fifth Avenue, New York, NY 10036.

JFIMI is the sub-adviser to the Fleming Asia Equity Fund. It makes the day-to-day investment decision for the Fund. JPMIM pays JFIMI a subadvisory fee for its services. JFIMI is located at 21/F, Chater House, 8 Connaught Road, Central Hong Kong.

JPMFAM (London) is the sub-adviser to the Fleming European Fund, the Fleming International Equity Fund and the Fleming Japan Fund. It makes the day-to-day investment decisions for the Funds. JPMFAM (USA) pays JPMFAM (London) a sub-advisory fee for its services. JPMFAM (London) is located at 20 Finsbury Street, London, U.K. EC2Y9AQ.

JPMIM and JFIMI are wholly owned subsidiaries of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

JPMFAM (USA) and JPMFAM (London) are wholly owned subsidiaries of JPMorgan Chase Bank, which is a wholly owned subsidiary of JPMorgan Chase.

During the most recent fiscal year, each adviser was paid management fees (net of waivers) as a percentage of average daily net assets as follows:



                                               FISCAL
 FUND                                          YEAR END       %
------------------------------------------------------------------
 FLEMING ASIA FUND                             10/31/02     0.08
------------------------------------------------------------------
 FLEMING EMERGING MARKETS
 EQUITY FUND                                   10/31/02     0.89
------------------------------------------------------------------
 FLEMING EUROPEAN FUND                         10/31/02     0.11
------------------------------------------------------------------
 FLEMING INTERNATIONAL
 EQUITY FUND                                   10/31/02     0.50
------------------------------------------------------------------
 FLEMING INTERNATIONAL
 OPPORTUNITIES FUND                            10/31/02     0.60
------------------------------------------------------------------
 FLEMING INTERNATIONAL
 VALUE FUND                                    10/31/02     0.51
------------------------------------------------------------------
 FLEMING JAPAN FUND                            10/31/02     0.00
------------------------------------------------------------------

THE PORTFOLIO MANAGERS

FLEMING ASIA EQUITY FUND

The portfolio management team is led by Edward Pulling, Managing Director, who has been an investment manager since joining JPMorgan Chase (or one of its predecessors) in 1995, Charlotte Yew, Managing Director, who has been an investment manager since joining JPMorgan Chase (or one of its predecessors) in 1990, Michael Koh, Managing Director, who has been an investment manager since joining JPMorgan Chase (or one of its predecessors) in 1981 and Richard Cardiff, Vice President of JPMIM, who has been at JPMorgan Chase (or one of its predecessors) since 1995.

FLEMING EMERGING MARKETS EQUITY FUND

The management team is led by Richard Schmidt, Vice President, who has been at JPMorgan Chase (or one of its predecessors) since 1991, and Gulce Cini, Vice President, who has been at JPMorgan Chase (or one of its predecessors) since 1992.

FLEMING EUROPEAN FUND

James Elliot and Ajay Gambhir are both assistant directors of the European Equity Group. Mr. Elliot joined JPMFAM (London) in June of 1995 as an executive in the European Investment Banking Group. He was appointed a portfolio manager in 1998 and Assistant Director in 1999. Mr. Gambhir joined JPMFAM (London) in December of 1997 as a fund manager in the European Equity Group. Prior to that he worked as a fund manager at NM Rothschild & Sons Limited. Mr. Gambhir was appointed Assistant Director in April 2000. Both have managed the Fund since August 2000.

FLEMING INTERNATIONAL EQUITY FUND

The portfolio management team is led by James Fisher and Peter Harrison, both Managing Directors at JPMFAM (London). Mr. Fisher is the Director in-charge of EAFE funds. He has worked at JPMFAM (London) since 1991 in numerous investment roles. Mr. Harrison has worked at JPMFAM (London) since September of 1996 and became head of the Global Portfolios group in 1998.

FLEMING INTERNATIONAL OPPORTUNITIES FUND

The management team is led by Andrew C. Cormie, Managing Director, who has been an international equity portfolio manager since 1997 and employed by JPMorgan Chase (or one of its predecessors) since 1984, Nigel F. Emmett, Vice President, who has been on the team since joining JPMorgan Chase (or one of its predecessors) in 1997, and Pavlos M. Alexandrakis, Vice President, who joined JPMorgan Chase in 2002. Prior to joining JPMorgan Chase, Mr. Alexandrakis, was a Senior Vice President and Director of Pioneer Investment Management managing several international and global mutual funds from 1998 to 2002 and a Director at Smith Barney Asset Management managing global/international wrap fee products from 1994-1998.


FLEMING INTERNATIONAL VALUE FUND

The portfolio management team is led by Nigel F. Emmett, Vice President, who has been on the team since joining JPMorgan Chase (or one of its predecessors) in August 1997, and by Gerd Woort-Menker, Vice President, who joined the team in January 2001 and has been at JPMorgan Chase (or one of its predecessors) since 1987. Previously, Mr. Emmett was an assistant manager at Brown Brothers Harriman and Co. and a portfolio manager at Gartmore Investment Management. Prior to joining the team, Mr. Woort-Menker was head of the International Research Group in London.

FLEMING JAPAN FUND

Mr. Jonathan Dobson is responsible for the management of the Fleming Japan Fund. Mr. Dobson is a senior portfolio manager based in London. Prior to April 2001, he was based in Tokyo. Mr. Dobson joined Jardine Fleming Securities in Tokyo in 1992.

THE FUNDS' ADMINISTRATOR

JPMorgan Chase Bank (Administrator) provides administrative services and oversees each Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services:

0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.


The Trusts on behalf of the Funds have entered into a Shareholder Servicing Agreement with JPMorgan Chase Bank under which JPMorgan Chase Bank has agreed to provide certain support services to its customers. For performing these services, JPMorgan Chase Bank, as a shareholder servicing agent, receives an annual fee of up to 0.25% of the average daily net assets of the Class A, Class B and Class C Shares of the Funds held by investors serviced by the shareholder servicing agent.

Each of advisers and J.P. Morgan Fund Distributors, Inc. (JPMFD) may, at its own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for its customers.


THE FUNDS' DISTRIBUTOR


JPMFD is the distributor for the Funds. JPMFD is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

KNOW WHICH CLASSES TO BUY


Each Fund may issue multiple classes of shares. This prospectus relates to Class A and Class B Shares of all the Funds, and Class A, Class B and Class C Shares of the Fleming European Fund and the International Equity Fund. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling fund shares may receive a different amount for each class.


You will need to choose a share class before making your initial investment. In making your choice, you should weigh the impact of all potential costs over the length of your investment, including sales charges and annual fees. For example, in some cases, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge, but higher annual fees and a contingent deferred sales charge.

ABOUT SALES CHARGES


You may pay a sales charge to buy Class A Shares, and you may pay a sales charge with respect to B or C Shares in the Funds. There are also ongoing charges that all investors pay as long as they own their shares.


Different charges are associated with each class of shares:

- If you choose to invest in Class A Shares, you may pay a sales charge when you invest.

- If you choose to invest in Class B Shares, you may pay a deferred sales charge. You are not required to pay a sales charge when you invest, but may be required to pay a charge when you sell your shares, depending on the length of your investment in the particular shares.

- If you choose to invest in Class C Shares, you will be required to pay a sales charge if you hold the shares for less than one year.

There are a number of plans and special discounts which can decrease or eliminate these charges.

This section explains how the three sales charges work.

CLASS A SHARES


The initial sales charge is deducted directly from the money you invest. As the following table shows, the sales charge decreases as your investment increases. The public offering price of Class A Shares is the net asset value plus the initial sales charge. Net asset value is the value of everything a class of a Fund owns, minus everything a class owes, divided by the number of shares held by investors.


TOTAL SALES CHARGE FOR THE FUNDS

                                            AS % OF THE       AS %
                                            OFFERING          OF NET
 AMOUNT OF                                  PRICE             AMOUNT
 INVESTMENT                                 PER SHARE         INVESTED
------------------------------------------------------------------------
 LESS THAN $100,000                         5.75%             6.10%
------------------------------------------------------------------------
 $100,000 BUT UNDER $250,000                3.75%             3.90%
------------------------------------------------------------------------
 $250,000 BUT UNDER $500,000                2.50%             2.56%
------------------------------------------------------------------------
 $500,000 BUT UNDER $1 MILLION              2.00%             2.04%
------------------------------------------------------------------------


There is no sales charge for investments of $1 million or more in the Funds.

CLASS B SHARES

The deferred sales charge is deducted directly from your assets when you sell your shares. It is calculated as a percentage of the lower of the original purchase price or the current value of the shares. As the following table shows, the deferred sales charge decreases the longer you hold the shares and disappears altogether after six years. Class B Shares automatically convert into Class A Shares at the beginning of the ninth year after you bought them.

YEAR       DEFERRED SALES CHARGE
--------------------------------
 1         5%
--------------------------------
 2         4%
--------------------------------
 3         3%
--------------------------------
 4         3%
--------------------------------
 5         2%
--------------------------------
 6         1%
--------------------------------
 7         NONE
--------------------------------
 8         NONE
--------------------------------

We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment of distributions can be sold without a deferred sales charge.

CLASS C SHARES

The deferred sales charge is deducted directly from your assets when you sell your shares. It is equal to the lower of 1% of the original purchase price or 1% of the current value of the shares. The deferred sales charge on Class C Shares disappears altogether after one year. We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment of distributions can be sold without a deferred sales charge.


Like Class B Shares, Class C Shares have higher combined distribution and service fees. Unlike Class B Shares, Class C Shares are not converted to Class A Shares. That means you keep paying the higher service and distribution fees as long as you hold Class C Shares. Over the long term, this can add up to higher total fees than either Class A or Class B Shares.


GENERAL

The Funds have adopted Rule 12b-1 distribution plans under which they pay annual distribution fees of up to 0.25% of the average daily net assets attributed to Class A Shares and up to 0.75% of the average daily net assets attributed to Class B Shares and Class C Shares, as applicable.

This payment covers such things as compensation for services provided by broker-dealers and expenses connected to the sale of shares. Payments are not tied to actual expenses incurred.

Because 12b-1 expenses are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

WHICH CLASS OF SHARES IS BEST?


Your decision about which class of shares to buy depends on a number of factors, including the number of shares you are buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you do not want to pay an up-front sales charge, Class B Shares may be the most economical choice.

Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated. In almost all cases, if you plan to buy $250,000 of shares or more, Class A Shares are the most economical choice.

If you plan to buy less than $100,000 of shares, Class B or Class C will generally be the most economical choice.

Class C Shares may be best if you prefer not to pay an initial sales charge and you are unsure how long you intend to hold your investment.

You should also consider the distribution and service fees, which are lower for Class A Shares. These fees appear in the table called Annual Operating Expenses for each Fund.

Your investment representative may be able to advise you about the best class of shares for you.

BUYING FUND SHARES


You can buy shares in one of three ways:


THROUGH YOUR INVESTMENT REPRESENTATIVE

Tell your representative which Funds you want to buy and he or she will contact us. Your representative may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives charge a single fee that covers all services. Your representative may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782
Or
Complete the application form and mail it along with a check for the amount you want to invest to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

THROUGH A SYSTEMATIC INVESTMENT PLAN

You can make regular automatic purchases of at least $100. See Shareholder Services for details.

GENERAL


Whether you choose Class A, Class B or Class C Shares, the price of the shares is based on the net asset value per share (NAV) of the class. NAV is the value of everything a Fund owns, minus everything the class of a Fund owes, divided by the number of shares held by investors. You will pay the public offering price, which is based on the next NAV calculated after the JPMorgan Funds Service Center accepts your order. The JPMorgan Funds Service Center will not accept your order until it is in proper form. An order is in proper form only after payment is converted into federal funds. Each Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange (NYSE). Each Fund generally values its assets at their market price but if market prices are unavailable or do not represent a security's value at the time of pricing, then each Fund values its assets at their fair value in accordance with procedures established by and under the general supervision and responsibility of its board of trustees. When fair value is used, the prices of securities used by each Fund to calculate its shares' NAV may differ from quoted or published prices for the same securities.


The Funds invest in securities that are primarily listed on foreign exchanges and these exchanges may trade on Saturdays or other U.S. holidays on which the Funds do not price. As a result, each such Fund's portfolio will trade and its NAV may fluctuate significantly on days when you have no access to each such Fund.


The JPMorgan Funds Service Center accepts purchase orders on any business day that the NYSE is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the NYSE, we will process your order at that day's price.


 TO OPEN AN ACCOUNT, BUY OR SELL SHARES OR GET FUND INFORMATION, CALL:

 THE JPMORGAN FUNDS SERVICE CENTER

 1-800-348-4782

MINIMUM INVESTMENTS

 TYPE OF                              INITIAL          ADDITIONAL
 ACCOUNT                              INVESTMENT       INVESTMENTS
------------------------------------------------------------------
 REGULAR ACCOUNT                      $ 2,500          $ 100
------------------------------------------------------------------
 SYSTEMATIC
 INVESTMENT PLAN(1)                   $ 1,000          $ 100
------------------------------------------------------------------
 IRAs                                 $ 1,000          $ 100
------------------------------------------------------------------
 SEP-IRAs                             $ 1,000          $ 100
------------------------------------------------------------------
 EDUCATION IRAs                       $ 500            $ 100
------------------------------------------------------------------

(1) FOR ALTERNATIVE MINIMUM INVESTMENTS FOR SYSTEMATIC INVESTMENT PLAN ACCOUNTS, PLEASE SEE SHAREHOLDER SERVICES.


You must provide a Taxpayer Identification Number when you open an account. The Funds have the right to refuse any purchase order or to stop offering shares for sale at any time.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash, or checks from a third party. If you purchase shares by check, you cannot sell these shares until your check clears, which could take up to 15 calendar days after such purchase check was received by the JPMorgan Funds Service Center. If you buy through an Automated Clearing House, you can not sell your shares until the payment clears. That could take up to seven business days.

Your purchase will be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds. Orders by wire will be canceled if the JPMorgan Funds Service Center does not receive payment by 4:00 p.m. Eastern time on the settlement date.

The Funds will not issue certificates for Class A, Class B or Class C Shares.


SELLING FUND SHARES


You can sell your shares in one of three ways:


THROUGH YOUR INVESTMENT REPRESENTATIVE


Tell your representative which Funds you want to sell. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative may charge you for this service.


THROUGH THE JPMORGAN FUNDS SERVICE CENTER


Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire. If you have changed your address of record within the previous 30 days or if you sell shares of Funds worth $25,000 or more by phone, we will send the proceeds by wire only to a bank account on our records. Or
Send a signed letter with your instructions to:


JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

THROUGH A SYSTEMATIC WITHDRAWAL PLAN

You can automatically sell as little as $50 worth of shares. See Shareholder Services for details.

GENERAL


You can sell your shares on any day that the JPMorgan Funds Service
Center is accepting purchase orders. You will receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order, in proper form, less any applicable sales charges.


We will need the names of the registered shareholders and your account number before we can sell your shares.


Under normal circumstances, if the JPMorgan Funds Service Center receives your order before the close of regular trading on the NYSE, each Fund will make available to you the proceeds the next business day. We will not accept an order to sell shares if the Fund has not collected your payment for the shares. Each Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.


You will need to have signatures guaranteed for all registered owners or their legal representative if:

-  you want to sell shares with a net asset value of $100,000 or more, or

- you want your payment sent to an address other than the one we have in our records.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the JPMorgan Funds Service Center for more details.

REDEMPTIONS-IN-KIND

Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES


You can exchange your shares for shares of the same class of certain other JPMorgan Funds at NAV, beginning 15 days after you buy your shares. For tax purposes, an exchange is treated as a sale of Fund shares. This will generally result in a capital gain or loss to you.

You can exchange your shares three ways:


THROUGH YOUR INVESTMENT REPRESENTATIVE


Tell your representative which Funds' shares you want to exchange from and to. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative might charge you for this service.


THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782 to ask for details.

THROUGH A SYSTEMATIC EXCHANGE PLAN


You can automatically exchange shares of one JPMorgan fund for another of the same class. See Shareholder Services for details.

GENERAL

If you exchange Class B Shares of a Fund for Class B Shares of another JPMorgan Fund, or Class C Shares for Class C Shares, you will not pay a deferred sales charge until you sell the shares of the other Fund. The amount of deferred sales charge will be based on when you bought the original shares, not when you made the exchange. Carefully read the prospectus of the Fund you want to buy before making an exchange. You will need to meet any minimum investment requirements.


You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the, applicable, Statement of Additional Information to find out more about the exchange privilege.


OTHER INFORMATION CONCERNING THE FUNDS


We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below $500 for 30 days as a result of selling shares. We may also close your account if you are in the Systematic Investment Plan and fail to meet investment minimums over a 12-month period. We will give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We will take reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses from any sales request, if the Funds take reasonable precautions. The applicable Fund will be liable for any loss to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by telephone without notice.


You may write to:

JPMORGAN FUNDS SERVICE CENTER
P.O.BOX 219392
KANSAS CITY, MO 64121-9392

DISTRIBUTIONS AND TAXES

The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

The Funds declare and pay any net investment income and net capital gain at least annually. You have three options for your distributions. You may:


-  reinvest all distribution in additional Fund shares without a sales charge;


- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Investment income received by the Funds from sources in foreign jurisdictions may have taxes withheld at the source. Since it is anticipated that more than 50% of each Fund's assets at the close of its taxable year will be in securities of foreign corporations, such Fund may elect to "pass through" to its shareholders the foreign taxes that it paid.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

SHAREHOLDER SERVICES

SYSTEMATIC INVESTMENT PLAN

If you make an initial investment of at least $1,000, you can regularly invest $100 or more on a monthly, quarterly or semi-annual basis. You may also chose to make a lower initial investment of $250, which requires additional monthly systematic investments of $200. The money is automatically deducted from your checking or savings account. For further information please refer to the How Your Account Works section of this prospectus.

You can set up a plan when you open an account by completing the appropriate section of the application. Current shareholders can join by sending a signed letter and a deposit slip or void check to the JPMorgan Funds Service Center. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC WITHDRAWAL PLAN


You can automatically sell shares. You can make regular withdrawals of $50 or more. You can have automatic withdrawals made monthly, quarterly or semiannually. Your account must contain at least $5,000 (or $20,000 for Class B accounts) to start the plan. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC EXCHANGE PLAN

You can set up a systematic exchange program to automatically exchange shares on a regular basis. This is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same Fund. Call 1-800-348-4782 for complete instructions.


FREE EXCHANGE PRIVILEGE

You can exchange shares between JPMorgan Funds in the same class without charge. This allows you to adjust your investments as your objectives change.

REINSTATEMENT PRIVILEGE


You can buy back Class A Shares you sell, without paying a sales charge, as long as you make a request in writing within 90 days of the sale. If you sell Class B Shares or Class C Shares on which you have paid a deferred sales charge, you can use the proceeds to buy Class A Shares without a sales charge. You must buy the Class A Shares within 90 days of selling the Class B or Class C Shares.

RISK AND REWARD ELEMENTS FOR THE FUNDS

This table identifies the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help certain Funds manage risk.

POTENTIAL RISKS                        POTENTIAL REWARDS                   POLICIES TO BALANCE RISKAND REWARD
---------------------------------------------------------------------------------------------------------------------------------
FOREIGN AND OTHER MARKET CONDITIONS
-   Each Funds share price and         -   Stocks have generally           -   Under normal circumstances each Fund plans to
    performance will fluctuate in          outperformed more stable            remain fully invested in accordance with its
    response to stock market               investments (such as bonds          policies. Equity investments may include common
    movements                              and cash equivalents) over          stocks, convertible securities, preferred stocks,
 -  The value of most bonds will           the long term                       depositary receipts (such as ADRs and EDRs), trust
    fall when interest rates rise;     -   Foreign investments, which          or partnership interests, warrants, rights, and
    the longer a bonds maturity and        represent a major portion of        investment company securities
    the lower its credit quality,          the worlds securities, offer    -   Each Fund seeks to limit risk and enhance
    the more its value typically           attractive potential                performance through active management, country
    falls                                  performance and opportunities       allocation and diversification
-   A Fund could lose money because        for diversification             -   During severe market downturns, the Funds have the
    of foreign government actions,     -   Most bonds will rise in value       option of investing up to 100% of assets in high
    political instability, or lack         when interest rates fall            quality short-term instruments
    of adequate and/or accurate        -   Foreign bonds, which
    information                            represent a major portion of
-   Investment risks tend to be            the worlds fixed income
    higher in emerging markets.            securities, offer attractive
    These markets also present             potential performance and
    higher liquidity and valuation         opportunities for
    risks                                  diversification
-   Adverse market conditions may      -   Emerging markets can offer
    from time to time cause a Fund         higher returns
    to take temporary defensive
    positions that are inconsistent
    with its principal investment
    strategies and may hinder a Fund
    from achieving its investment
    objective

MANAGEMENT CHOICES
-   Each Fund could underperform its   -   Each Fund could outperform      -   The advisers focus their active management on
    bench mark due to its securities       its benchmark due to these          securities selection, the area where they believe
    choices and other management           same choices                        their commitment to research can most enhance
    decisions                                                                  returns

FOREIGN CURRENCIES
-   Currency exchange rate movements   -   Favorable exchange rate         -   Except as noted earlier in this prospectus, each
    could reduce gains or create           movements could generate            Fund manages the currency exposure of its foreign
    losses                                 gains or reduce losses              investments relative to its benchmark and may hedge
-   Currency risks tend to be higher                                           a portion of its foreign currency exposure into the
    in emerging markets; these                                                 U.S. dollar from time to time (see also
    markets also present higher                                                Derivatives)
    liquidity and valuation risks

WHEN-ISSUED AND DELAYED DELIVERY
SECURITIES
-   When a Fund buys securities        -   A Fund can take advantage of    -   Each Fund segregates liquid assets to offset
    before issue or for delayed            attractive transaction              leverage risk
    delivery, it could be exposed to       opportunities
    leverage risk if it does not
    segregate liquid assets

POTENTIAL RISKS                        POTENTIAL REWARDS                   POLICIES TO BALANCE RISKAND REWARD
---------------------------------------------------------------------------------------------------------------------------------
DERIVATIVES
-   Derivatives such as futures,       -   Hedges that correlate well      -   Each Fund uses derivatives for hedging and for risk
    options, swaps, and forward            with underlying positions           management (i.e., to establish or adjust exposure to
    foreign currency contracts(1)          can reduce or eliminate             particular securities, markets or currencies); risk
    that are used for hedging the          losses at low cost                  management may include management of such Funds
    portfolio or specific securities   -   The Funds could make money          exposure relative to its benchmark.
    may not fully offset the               and protect against losses      -   Each Fund only establishes hedges that it expects
    underlying positions and this          if the investment analysis          will be highly correlated with underlying positions
    could result in losses to a Fund       proves correct                  -   The Funds may use derivatives in an effort to
    that would not have otherwise      -   Derivatives that involve            produce increased income or gains
    occurred                               leverage could generate
-   Derivatives used for risk              substantial gains at low cost
    management or for certain Funds
    to increase the Funds gain may
    not have the intended effects
    and may result in losses or
    missed opportunities
-   The counterparty to a
    derivatives contract could
    default
-   Derivatives that involve
    leverage could magnify losses
-   Certain types of derivatives
    involve costs to a Fund which
    can reduce returns
-   Derivatives used for non-hedging
    purposes could cause losses that
    exceed the original investment
-   Derivatives may, for tax
    purposes, affect the character
    of gain and loss realized by a
    Fund, accelerate recognition of
    income to a Fund, affect the
    holding period of a Funds
    assets and defer recognition of
    certain of a Funds losses

SECURITIES LENDING
-   When a Fund lends a security,      -   A Fund may enhance income       -   Each adviser maintains a list of approved borrowers
    there is a risk that the loaned        through the investment of       -   Each Fund receives collateral equal to at least 100%
    securities may not be returned         the collateral received from        of the current value of securities loaned plus
    if the borrower or the lending         the borrower                        accrued interest
    agent defaults                                                         -   The lending agents indemnify the Funds against
-   The collateral will be subject                                             borrower default
    to the risks of the securities                                         -   The advisers collateral investment guidelines limit
    in which it is invested                                                    the quality and duration of collateral investment to
                                                                               minimize losses
                                                                           -   Upon recall, the borrower must return the securities
                                                                               loaned within the normal settlement period

ILLIQUID HOLDINGS
-   A Fund could have difficulty       -   These holdings may offer        -   No Fund may invest more than 15% of net assets in
    valuing these holdings precisely       more attractive yields or           illiquid holdings
-   A Fund could be unable to sell         potential growth than           -   To maintain adequate liquidity to meet redemptions,
    these holdings at the time or          comparable widely traded            each Fund may hold high quality short-term
    price it desires                       securities                          instruments (including repurchase agreements and
                                                                               reverse repurchase agreements) and for temporary or
                                                                               extraordinary purposes, may borrow from banks up to
                                                                               33 1/3% of the value of its total assets

SHORT-TERM TRADING
-   Increased trading could raise a    -   A Fund could realize gains      -   Each Fund generally avoids short-term trading,
    Funds brokerage and related            in a short period of time           except to take advantage of attractive or unexpected
    costs                              -   A Fund could protect against        opportunities or to meet demands generated by
-   Increased short-term capital           losses if a stock is                shareholder activity
    gains distributions could raise        overvalued and its value
    shareholders income tax                later falls
    liability


(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand each Fund's financial performance for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which is available upon request.

JPMORGAN FLEMING ASIA EQUITY FUND^^



                                                                              CLASS A             CLASS B
                                                                             ----------          ----------
                                                                              11/1/01*            11/1/01*
                                                                              THROUGH              THROUGH
PER SHARE OPERATING PERFORMANCE:                                              10/31/02            10/31/02
-----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                         $    15.00          $    15.00
-----------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income (loss)                                                 (0.02)              (0.10)
     Net Gains in Securities (both realized and unrealized)                       (1.29)              (1.28)
                                                                             ----------          ----------
     Total from Investment Operations                                             (1.31)              (1.38)
   Less Distributions:
     Dividends from Net Investment Income                                             -                   -
                                                                             ----------          ----------
Net Asset Value, End of Period                                               $    13.69          $    13.62
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                                   (8.73%)(a)          (9.20%)(a)
===========================================================================================================
RATIOS/SUPPLEMENTAL DATA:
     Net assets, End of Period (000 omitted)                                 $    2,282          $      454
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
     Net Expenses                                                                  1.75%               2.25%
-----------------------------------------------------------------------------------------------------------
     Net Investment Income (loss)                                                 (0.12%)             (0.62%)
-----------------------------------------------------------------------------------------------------------
     Expenses Without Waivers and Reimbursements                                   5.16%!              5.91%!
-----------------------------------------------------------------------------------------------------------
     Net Investment Income (loss) Without Waivers and Reimbursements              (3.53%)!            (4.28%)!
-----------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                             106%                106%
-----------------------------------------------------------------------------------------------------------


 ^^ Formerly J.P. Morgan Pacific Region Fund.
  * Commencement of operations.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
(a) Not Annualized.
  # Short periods have been annualized.
  ! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

JPMORGAN FLEMING EMERGING MARKETS EQUITY FUND^^



                                                                               CLASS A                   CLASS B
                                                                        ---------------------     ---------------------
                                                                          YEAR      9/28/01**       YEAR      9/28/01**
                                                                          ENDED       THROUGH       ENDED      THROUGH
PER SHARE OPERATING PERFORMANCE:                                        10/31/02     10/31/01     10/31/02     10/31/01
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                    $   5.14     $   4.88     $   5.13     $   4.88
-----------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income (loss)                                          (0.06)^      (0.01)^      (0.03)^      (0.01)^
     Net Gains or Losses in Securities (both realized and unrealized)       0.17         0.27         0.14         0.26
                                                                        --------     --------     --------     --------
     Total from Investment Operations                                       0.11         0.26         0.11         0.25
   Distributions to Shareholders from:
     Dividends from Net Investment Income                                   0.04            -         0.04            -
     Distributions from Capital Gains                                          -            -            -            -
                                                                        --------     --------     --------     --------
     Total Distributions                                                    0.04            -         0.04            -
Net Asset Value, End of Period                                          $   5.21     $   5.14     $   5.20     $   5.13
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                             2.14%        5.33%(a)     2.04%        5.12%(a)
=======================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------
     Net Assets, End of Period (000 omitted)                            $     46     $   11       $     41     $     11
-----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
-----------------------------------------------------------------------------------------------------------------------
     Net Expenses                                                           2.00%        2.00%        2.50%        2.50%
-----------------------------------------------------------------------------------------------------------------------
     Net Investment Income (loss)                                          (0.47%)      (1.53%)      (0.34%)      (2.00%)
     Expenses Without Waivers and Reimbursements                           37.57%!      12.12%!      36.79%!      12.62%!
-----------------------------------------------------------------------------------------------------------------------
     Net Investment Income (loss) Without Waivers and Reimbursements      (36.04%)!    (11.65%)!    (34.63%)!    (12.12%)!
-----------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE~                                                      69%          76%          69%          76%
-----------------------------------------------------------------------------------------------------------------------


 ^^ Formerly J.P. Morgan Institutional Emerging Markets Equity Fund.
 ** Commencement of offering of class of shares.
  ^ Calculated based on average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
(a) Not Annualized.
  # Short periods have been annualized.
  ! Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.
  ~ Prior to September 10, 2001, EMF invested all of its investable assets in the emerging Markets Equity Portfolio ("EMP"). The portfolio turnover rate disclosed prior to September 10, 2001 is the turnover rate of EMP.

JPMORGAN FLEMING EUROPEAN FUND^^



                                                                                        CLASS A
                                                              -----------------------------------------------------------
                                                                                        YEAR ENDED
                                                              -----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                              10/31/02     10/31/01     10/31/00     10/31/99    10/31/98
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  12.96     $  17.87     $  16.52     $  14.47    $  14.10
-------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income (loss)                                 0.14^        0.02^       (0.12)^      (0.06)^      0.15
     Net Gains or Losses in Securities (both realized and
       unrealized)                                                0.13        (3.24)        1.83         2.31        2.16
                                                              --------     --------     --------     --------    --------
     Total from Investment Operations                             0.27        (3.22)        1.71         2.25        2.31
   Less Distributions:
     Dividends from Net Investment Income                            -            -            -         0.09        0.22
     Distributions from Capital Gains                                -         1.69         0.36         0.11        1.72
                                                              --------     --------     --------     --------    --------
     Total Distributions                                             -         1.69         0.36         0.20        1.94
Net Asset Value, End of Period                                $  13.23     $  12.96     $  17.87     $  16.52    $  14.47
-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                   2.08%      (19.49%)      10.13%       15.60%      18.71%
=========================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------
     Net Assets, End of Period (000 omitted)                  $ 27,208     $ 32,317     $ 75,801     $ 47,759    $ 33,743
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
     Net Expenses                                                 1.65%        1.75%        1.74%        1.74%       1.74%
-------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (loss)                                 1.03%        0.17%       (0.60%)      (0.40%)     (0.07%)
-------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers and Reimbursements                  2.45%        2.07%        1.95%        2.06%       2.38%
-------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (loss) Without Waivers and
       Reimbursements                                             0.23%       (0.15%)      (0.81%)      (0.72%)     (0.71%)
-------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                          1,021%         564%         161%         149%        183%
-------------------------------------------------------------------------------------------------------------------------


 ^^ Formerly Chase Vista European Fund.
  ^ Calculated based on average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.

                                                                                         CLASS B
                                                              -----------------------------------------------------------
                                                                                       YEAR ENDED
                                                              -----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                              10/31/02     10/31/01     10/31/00     10/31/99    10/31/98
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                          $  12.48     $  17.38     $  16.18     $  14.24    $  13.93
-------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income (loss)                                 0.05^       (0.09)^      (0.27)^      (0.18)^      0.08
     Net Gains or Losses In Securities (both realized and
       unrealized)                                                0.10        (3.12)        1.83         2.26        2.10
                                                              --------     --------     --------     --------    --------
     Total from Investment Operations                             0.15        (3.21)        1.56         2.08        2.18
   Less Distributions:
     Dividends from Net Investment Income                            -            -            -         0.03        0.15
     Distributions from Capital Gains                                -         1.69         0.36         0.11        1.72
                                                              --------     --------     --------     --------    --------
     Total Distributions                                             -         1.69         0.36         0.14        1.87
Net Asset Value, End of Period                                $  12.63     $  12.48     $  17.38     $  16.18    $  14.24
-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                   1.20%      (20.03%)       9.40%       14.66%      17.89%
=========================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------
     Net Assets, End of Period (000 omitted)                  $ 10,017     $ 10,905     $ 18,546     $ 10,038    $  9,457
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
-------------------------------------------------------------------------------------------------------------------------
     Net Expenses                                                 2.39%        2.50%        2.49%        2.51%       2.50%
-------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (loss)                                 0.38%       (0.62%)      (1.35%)      (1.12%)     (0.75%)
-------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers and Reimbursements                  3.20%        2.82%        2.69%        2.83%       2.91%
-------------------------------------------------------------------------------------------------------------------------
     Net Investment Income Without Waivers and
       Reimbursements                                            (0.43%)      (0.94%)      (1.55%)      (1.44%)     (1.16%)
-------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                          1,021%         564%         161%         149%        183%
-------------------------------------------------------------------------------------------------------------------------

 ^^ Formerly Chase Vista European Fund.
  ^ Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.

                                                                                        CLASS C
                                                              -----------------------------------------------
                                                                           YEAR ENDED               11/1/98**
                                                              ---------------------------------------THROUGH
PER SHARE OPERATING PERFORMANCE:                              10/31/02     10/31/01     10/31/00     10/31/99
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  12.47     $  17.37     $  16.19     $  14.24
-------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income (loss)                                 0.05^       (0.08)^      (0.26)^      (0.08)^
     Net gains or losses in securities (both realized and
       unrealized)                                                0.10        (3.13)        1.80         2.17
                                                              --------     --------     --------     --------
     Total from investment operations                             0.15        (3.21)        1.54         2.09
   Less distributions:
     Dividends from net investment income                            -            -            -         0.03
     Distributions from capital gains                                -         1.69         0.36         0.11
                                                              --------     --------     --------     --------
     Total distributions                                             -         1.69         0.36         0.14
Net asset value, end of period                                $  12.62     $  12.47     $  17.37     $  16.19
-------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                   1.20%      (20.04%)       9.27%       14.73%
=============================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------
     Net assets, end of period (000 omitted)                  $  2,512     $  2,922     $  4,229     $  1,460
-------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
-------------------------------------------------------------------------------------------------------------
     Net expenses                                                 2.39%        2.50%        2.49%        2.51%
-------------------------------------------------------------------------------------------------------------
     Net investment income (loss)                                 0.36%       (0.55%)      (1.33%)      (0.61%)
-------------------------------------------------------------------------------------------------------------
     Expenses without waivers and reimbursements                  3.20%        2.82%        2.67%        2.83%
-------------------------------------------------------------------------------------------------------------
     Net investment income (loss) without waivers and
       reimbursements                                            (0.45%)      (0.87%)      (1.51%)      (0.93%)
-------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                          1,021%         564%         161%         149%
-------------------------------------------------------------------------------------------------------------


 ^^ Formerly Chase Vista European Fund.
  ^ Calculated based upon average shares outstanding.
 ** Commencement of offering of class of shares.
(1) Total return figures do not include the effect of any deferred sales load.
(a) Not Annualized.
  # Short periods have been annualized.

JPMORGAN FLEMING INTERNATIONAL EQUITY FUND^^



                                                                           CLASS A      CLASS B
                                                                          ---------    ---------
                                                                          2/28/02**    2/28/02**
                                                                            THROUGH      THROUGH
PER SHARE OPERATING PERFORMANCE:                                           10/31/02     10/31/02
------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $  21.81     $  21.81
   Income from investment operations:
     Net investment income (loss)                                              0.04^        0.03^
     Net gains or losses in securities (both realized and unrealized)         (2.37)       (2.43)
                                                                           --------     --------
     Total from investment operations                                         (2.33)       (2.40)
   Less distributions:
     Dividends from net investment income                                      0.06         0.02
     Distributions from capital gains                                             -            -
                                                                           --------     --------
     Total distributions                                                       0.06         0.02
Net asset value, end of period                                             $  19.42     $  19.39
------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                              (10.70%)(a)  (11.00%)(a)
================================================================================================
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------
     Net assets, end of period (000 omitted)                               $     91     $     22
------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
------------------------------------------------------------------------------------------------
     Net expenses                                                              1.50%        2.00%
------------------------------------------------------------------------------------------------
     Net investment income (loss)                                              0.50%        0.27%
------------------------------------------------------------------------------------------------
     Expenses without waivers, reimbursements and earnings credits            55.25%!      74.45%!
------------------------------------------------------------------------------------------------
     Net investment income (loss) without waivers, reimbursements and
       earnings credits                                                      (53.25%)!    (72.18%)!
------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                          20%          20%
------------------------------------------------------------------------------------------------



 ^^ Formerly Chase Vista Select International Equity Fund, prior to 2/28/01 and
    JPMorgan Select International Equity Fund, prior to 1/31/03.

 ** Commencement of offering of class of shares. ^Calculated based on average shares outstanding.
(a) Not Annualized.
  # Short periods have been annualized.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
  ! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

JPMORGAN FLEMING INTERNATIONAL OPPORTUNITIES FUND^^



                                                                     CLASS A                   CLASS B
                                                              ---------------------     ---------------------
                                                                  YEAR    9/10/01**         YEAR   09/10/01**
                                                                 ENDED      THROUGH        ENDED      THROUGH
PER SHARE OPERATING PERFORMANCE:                              10/31/02     10/31/01     10/31/02     10/31/01
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $   8.63     $   9.18     $   8.63     $   9.18
   Income from investment operations:
     Net investment income (loss)                                 0.02        (0.01)^      (0.04)       (0.01)^
     Net gains or losses in securities (both realized and
       unrealized)                                               (1.09)       (0.54)       (1.08)       (0.54)
                                                              --------     --------     --------     --------
     Total from investment operations                            (1.07)       (0.55)       (1.12)       (0.55)
   Less distributions:
     Dividends from net investment income                         0.07            -         0.05            -
     Distributions from capital gains                                -            -            -            -
                                                              --------     --------     --------     --------
     Total distributions                                          0.07            -         0.05            -
Net asset value, end of period                                $   7.49     $   8.63     $   7.46     $   8.63
-------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                 (12.55%)      (5.99%)(a)  (13.05%)      (5.99%)(a)
=============================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------
     Net assets, end of period (000 omitted)                  $ 12,057     $ 21,237     $  1,365     $  2,950
-------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
-------------------------------------------------------------------------------------------------------------
     Net expenses                                                 1.90%        1.90%        2.40%        2.40%
-------------------------------------------------------------------------------------------------------------
     Net investment income (loss)                                 0.20%       (0.48%)      (0.30%)      (0.95%)
-------------------------------------------------------------------------------------------------------------
     Expenses without waivers and reimbursements                  1.98%        1.90%        2.49%        2.40%
-------------------------------------------------------------------------------------------------------------
     Net investment income (loss) without waivers and
       reimbursements                                             0.12%       (0.48%)      (0.39%)     (0.95%)
-------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE~                                           121%         110%         121%         110%
-------------------------------------------------------------------------------------------------------------


 ^^ Formerly J.P. Morgan Institutional International Opportunities Fund. ** Commencement of offering of class of shares.

  ^ Calculated based upon average shares outstanding.

(1) Total return figures do not include the effect of any front-end or deferred sales load.
(a) Not Annualized.
  # Short periods have been annualized.

JPMORGAN FLEMING INTERNATIONAL VALUE FUND^^



                                                                                 CLASS A                        CLASS B
                                                                        ------------------------       ------------------------
                                                                            YEAR       9/28/01**            YEAR     09/28/01**
                                                                           ENDED         THROUGH           ENDED        THROUGH
PER SHARE OPERATING PERFORMANCE:                                        10/31/02        10/31/01        10/31/02       10/31/01
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                    $    8.27      $    8.12       $    8.28     $     8.12
   Income from investment operations:
     Net investment income (loss)                                            0.15^         (0.01)^         (0.02)^        (0.01)^
     Net gains or losses in securities (both realized and unrealized)       (1.32)          0.16           (1.18)          0.17
                                                                        ---------      ---------       ---------     ----------
     Total from investment operations                                       (1.17)          0.15           (1.20)          0.16
   Less distributions:
     Dividends from net investment income                                    0.12              -            0.12              -
     Distributions from capital gains                                           -              -               -              -
                                                                        ---------      ---------       ---------     ----------
     Total distributions                                                     0.12              -            0.12              -
Net asset value, end of period                                          $    6.98      $    8.27       $    6.96     $     8.28
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                            (14.34%)         1.85%(a)      (14.72%)         1.97%(a)
===============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------------
     Net assets, end of period (000 omitted)                            $     163      $      10       $     171     $       10
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
-------------------------------------------------------------------------------------------------------------------------------
     Net expenses                                                            1.45%          1.45%           1.95%          1.95%
-------------------------------------------------------------------------------------------------------------------------------
     Net investment income (loss)                                            1.13%         (0.89%)         (0.16%)        (1.15%)
-------------------------------------------------------------------------------------------------------------------------------
     Expenses without waivers and reimbursements                            15.97%!        11.06%!         15.43%!        11.58%!
-------------------------------------------------------------------------------------------------------------------------------
     Net investment income (loss) without waivers and reimbursements       (13.39%)!      (10.50%)!       (13.64%)!      (10.78%)!
-------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                       138%            85%            138%            85%
-------------------------------------------------------------------------------------------------------------------------------


 ^^ Formerly J.P. Morgan Institutional Equity Fund.
 ** Commencement of offering of class of shares.
  ^ Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
(a) Not Annualized.
  # Short periods have been annualized.

  ! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

JPMORGAN FLEMING JAPAN FUND^^


                                                                                           CLASS A
                                                             -------------------------------------------------------------------
                                                                                         YEAR ENDED
                                                             -------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                              10/31/02       10/31/01      10/31/00      10/31/99       10/31/98
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $    5.29      $    8.12     $    9.84     $    6.41     $     9.52
   Income from investment operations:
     Net investment income (loss)                                (0.06)         (0.08)^       (0.15)^       (0.07)^         0.27
     Net gains or losses in securities (both realized and
       unrealized)                                               (0.80)         (2.75)        (1.57)         3.50          (2.91)
                                                             ---------      ---------     ---------     ---------     ----------
     Total from investment operations                            (0.86)         (2.83)        (1.72)         3.43          (2.64)
   Less distributions:
     Dividends from net investment income                            -              -             -             -           0.26
     Tax return of capital                                           -              -             -             -           0.21
                                                             ---------      ---------     ---------     ---------     ----------
     Total distributions                                             -              -             -             -           0.47
Net asset value, end of period                               $    4.43      $    5.29     $    8.12     $    9.84     $     6.41
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                 (16.26%)       (34.85%)      (17.48%)       53.51%        (28.98%)
================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------------
     Net assets, end of period (000 omitted)                 $     734      $     751     $   2,448     $   4,260     $    1,770
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
--------------------------------------------------------------------------------------------------------------------------------
     Net expenses                                                 1.75%          1.75%         1.77%         1.74%          1.76%
--------------------------------------------------------------------------------------------------------------------------------
     Net investment income (loss)                                (1.26%)        (1.22%)       (1.54%)       (0.88%)        (0.56%)
--------------------------------------------------------------------------------------------------------------------------------
     Expenses without waivers, reimbursements and earnings
       credits                                                   22.18%!         9.28%!        5.49%!        5.44%!         3.79%!
--------------------------------------------------------------------------------------------------------------------------------
     Net investment income (loss) without waivers,
       reimbursements and earnings credits                      (21.69%)!       (8.75%)!      (5.26%)!      (4.58%)!       (2.59%)!
--------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                            409%           196%          123%          133%           212%
--------------------------------------------------------------------------------------------------------------------------------

 ^^ Formerly Chase Vista Japan Fund.
  ^ Calculated based on average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.

  ! Due to the size of the class's net assets and fixed expenses, ratios may appear disproportionate.

                                                                                           CLASS B
                                                             -------------------------------------------------------------------
                                                                                         YEAR ENDED
                                                             -------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                              10/31/02       10/31/01      10/31/00         10/31/99    10/31/98
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $    5.13      $    7.93     $    9.65     $       6.32     $  9.42
   Income from investment operations:
     Net investment income (loss)                                (0.12)         (0.13)^       (0.22)^          (0.13)^      0.23
     Net gains or losses in securities (both realized and
       unrealized)                                               (0.76)         (2.67)        (1.50)            3.46       (2.90)
                                                             ---------      ---------     ---------     ------------     -------
     Total from investment operations                            (0.88)         (2.80)        (1.72)            3.33       (2.67)
   Less distributions:
     Dividends from net investment income                                           -             -                -        0.22
     Tax return of capital                                                          -             -                -        0.21
                                                             ---------      ---------     ---------     ------------     -------
     Total distributions                                                            -             -                -        0.43
Net asset value, end of period                               $    4.25      $    5.13     $    7.93     $       9.65     $  6.32
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                 (17.15%)       (35.31%)      (17.82%)          52.69%     (29.53%)
================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------------
     Net assets, end of period (000 omitted)                 $     109      $     135     $     322     $      1,089     $   391
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
--------------------------------------------------------------------------------------------------------------------------------
     Net expenses                                                 2.50%          2.47%         2.52%            2.49%       2.51%
--------------------------------------------------------------------------------------------------------------------------------
     Net investment income (loss)                                (2.25%)        (1.92%)       (2.29%)          (1.67%)     (0.97%)
--------------------------------------------------------------------------------------------------------------------------------
     Expenses without waivers, reimbursements and earnings
       credits                                                   22.96%!        11.24%!        6.14%!           6.19%!      4.52%!
--------------------------------------------------------------------------------------------------------------------------------
     Net investment income (loss) without waivers,
       reimbursements and earnings credits                      (22.71%)!      (10.69%)!      (5.91%)!         (5.37%)!    (2.98%)!
--------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                            409%           196%          123%             133%        212%
--------------------------------------------------------------------------------------------------------------------------------

^^  Formerly Chase Vista Japan Fund.
 ^  Calculated based on average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.

  ! Due to the size of the class's net assets and fixed expenses, ratios may appear disproportionate.

                       This page intentionally left blank

PRIVACY POLICY

Respecting and protecting client privacy has been vital to our business since its inception. By explaining our Privacy Policy to you, we trust that you will better understand how the JPMorgan Funds keep our client information private and secure while using it to serve you better.

PROTECTING THE CONFIDENTIALITY OF OUR CLIENT INFORMATION
We take our responsibility to protect the privacy and confidentiality of our client information very seriously. We maintain physical, electronic and procedural safeguards that comply with United States federal standards to store and secure information about you from unauthorized access, alteration and destruction. Our control policies authorize access to client information only by individuals who need to know that information to provide products and services to you.

WHO IS COVERED BY THE PRIVACY POLICY?
The Privacy Policy applies to the shareholders of JPMorgan Funds and applies only to information related to JPMorgan Funds.

If you decide at some point either to close your account(s) or to become an inactive client, we will continue to adhere to the privacy policies and practices described in this notice.

INFORMATION WE COLLECT ABOUT YOU
We receive information about you from various sources, including: certain nonpublic personal information about you from information you provide on applications or other forms (such as your address and social security number), and information about your account transactions with us (such as purchases, sales and account balances). We may also collect such information through account inquiries by mail, e-mail or telephone.

SHARING INFORMATION FOR LEGAL AND ROUTINE BUSINESS REASONS AND FOR JOINT
MARKETING
We may disclose non public personal information we collect about you as permitted by law. For example, we may share information with regulatory authorities and law enforcement officials who have jurisdiction over us or if we are required to do so by United States or the applicable law; provide information to protect against fraud; share information with your consent and give account information to check and statement printers and other service providers who work for us. We also may share the information we collect about you, as described above, with firms that perform administrative or marketing services on our behalf or with financial institutions, such as banks, with whom we have joint marketing agreements to provide you with offers of their financial products and services. These companies may receive information about you, but they must safeguard it and not use it for any other purpose.

J.P. MORGAN FUND DISTRIBUTORS, INC.

J.P. Morgan Fund Distributors, Inc., as distributor of the JPMorgan Funds, does not collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to J.P. Morgan Fund Distributors, Inc. nonpublic personal financial information relating to shareholders or prospective shareholders as necessary to perform services for the Funds. In such circumstances, J.P. Morgan Fund Distributors, Inc. adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to protect the security and confidentiality of the information.

If you have any questions regarding this policy, please feel free to contact us at 1-800-348-4782.

              THIS INSIDE BACK COVER IS NOT PART OF YOUR PROSPECTUS

HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com. You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.


         The Funds' Investment Company Act File Nos. for each Fund are:

         Fleming Asia Equity Fund                     811-05151
         Fleming Emerging Markets Equity Fund         811-07340
         Fleming European Fund                        811-05151
         Fleming International Equity Fund            811-07841
         Fleming International Opportunities Fund     811-07342
         Fleming International Value Fund             811-07342
         Fleming Japan Fund                           811-05151

         (C) J.P. Morgan Chase & Co. All Rights Reserved. February 2003

                                                                 PR-INTEQABC-302

PROSPECTUS FEBRUARY 28, 2003


JPMORGAN INTERNATIONAL
EQUITY FUNDS
INSTITUTIONAL CLASS SHARES



FLEMING ASIA EQUITY FUND


FLEMING EMERGING MARKETS EQUITY FUND

FLEMING EUROPEAN FUND

FLEMING INTERNATIONAL OPPORTUNITIES FUND

FLEMING INTERNATIONAL VALUE FUND


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THEE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS


Fleming Asia Equity Fund                            1

Fleming Emerging Markets Equity Fund                9

Fleming European Fund                              16

Fleming International Opportunities Fund           23

Fleming International Value Fund                   30

The Funds' Management and Administration           36

How Your Account Works                             39

   Buying Fund Shares                              39

   Selling Fund Shares                             40

   Exchanging Fund Shares                          40

   Other Information Concerning the Funds          40

   Distributions and Taxes                         41

Risk and Reward Elements                           43

Financial Highlights                               46

How To Reach Us                            Back cover

JPMorgan FLEMING ASIA EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 43-45.


THE FUND'S OBJECTIVE
The Fund will seek total return from long-term capital growth.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund primarily invests in equity securities of foreign companies located throughout the Asian Region, except Japan. Under normal circumstances, the Fund will invest at least 80% of its Assets in equity securities of such issuers. "Assets" means net assets, plus the amount of borrowings for investment purposes.


Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and rights and warrants to buy common stocks. The "Asian Region" includes but is not limited to, Korea, Taiwan, Hong Kong, Malaysia, Singapore, China, Thailand and Indonesia.


While the Fund is not limited in the amount it invests in any one country, it will try to choose investments in a wide range of industries and companies of varying sizes. While the Fund invests primarily in equities, it may also invest in debt securities rated as investment grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P) or Fitch Ratings (Fitch), or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the sub-adviser, JF International Management Inc. (JFIMI), to be of comparable quality.

The Fund may invest any portion of its assets that is not in equity securities in high-quality short term instruments, repurchase agreements or equity securities of companies in other countries outside of the Asia Region. To temporarily defend its assets during adverse market, economic, political or other conditions, the Fund may invest any amount of its assets in these instruments. These debt securities may be in various currencies. During unusual market conditions, the Fund may invest up to 20% of its total assets in U.S. government debt securities.


Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies which are authorized to invest in those countries.


The Fund may use derivatives, which are instruments, whose value is based on one or more securities, indexes, interest rates or exchange rates. The Fund may use derivatives to hedge various investments for risk management or in an effort to produce increased income or gains. Derivatives may also be used as substitutes for securities in which the Fund can invest.


The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

The Fund's adviser is J.P. Morgan Investment Management Inc. (JPMIM (USA)). The Fund is managed by the sub-adviser using an active style of portfolio management which focuses on stock selection conducted by experienced specialists located within the Asian Region.

The sub-adviser's portfolio managers are encouraged to focus upon fundamental research of their investment universe. They conduct quality and growth analyses of companies to identify those that have the ability to offer sustained superior returns to shareholders and to distinguish those companies from the majority of firms whose fortunes are determined largely by the business cycle. A valuation or quantitative analysis is used to evaluate the value and profitability of the company.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The sub-adviser may adjust the Fund's exposure to each currency based on its view of the markets and issuers. It will decide how much to invest in the securities of a particular currency or country by evaluating the yield and potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. It may increase or decrease the emphasis on a type of security, sector, country or currency, based on its analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, sector growth, credit quality and interest rate trends. The Fund may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.


     INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANKAND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

The Fund will sell securities if the sub-adviser believes the issuer of such securities no longer meets certain growth criteria, certain political and economic events occur or if it believes that more attractive opportunities are available.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the sub-adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will fluctuate in response to movements in Asian markets. Fund performance will also depend on the effectiveness of the sub-adviser's research, as well as its stock picking and currency management decisions.


Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability.


Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets. Investing in this Fund has added risk because of political and economic factors in various countries in the Asian Region.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume in many countries of the Asian Region may lead to a lack of liquidity. Also, emerging markets may not provide adequate legal protection for private or foreign investments or private property.


Some Asian economies and financial markets have been extremely volatile in recent years. Many of the countries in the region are developing, both politically and economically. They may have relatively unstable governments and economies based on only a few commodities or industries. The share prices of companies in the region tend to be volatile and there is a significant possibility of loss. Also, some companies in the region may have less established product markets or a small management group and they may be more vulnerable to political or economic conditions, like nationalization. In addition, some countries have restricted the flow of money in and out of the country.


Many of the currencies in Asia have recently experienced extreme volatility relative to the U.S. dollar. For example, Thailand, Indonesia, the Philippines and South Korea have had currency crises and have sought help from the International Monetary Fund. Holding securities in currencies that are devalued (or in companies whose revenues are substantially in currencies that are devalued) will decrease the value of the Fund.


The trading volume on some Asian stock exchanges is much lower than in the United States, and Asian securities of some companies are less liquid and more volatile than similar U.S. securities. In addition, brokerage commissions on regional stock exchanges are fixed and are generally higher than the negotiated commissions in the United States.


Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund that does not invest in small companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets and financial resources, and they may depend on a small management group.


The Fund's investments may take the form of depositary receipts, including unsponsored depositary shares. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The market value of convertible securities and other debt securities tends to decline as interest rates increase and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities which are rated Baa3 by Moody's or BBB-by S&P may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

Investing a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government debt, including situations in which the Fund is investing for temporary defensive purposes, could reduce the Fund's potential returns.


The Fund may use future contracts and other derivatives to help manage duration, yield curve exposures, and credit and spread volatility. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions that other types of investments and they could cause losses that exceed the Fund's original investment.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of the Fund's shares more sensitive to economic problems of those issuing the securities.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining and prices of these securities may fall more rapidly than those of other securities.


The Fund may invest in privately placed securities. Such securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

  WHO MAY WANT TO INVEST
  THIS FUND IS DESIGNED FOR INVESTORS WHO:
  - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
  - WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
  - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
  THIS FUND IS NOT DESIGNED FOR INVESTORS WHO:
  - ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING
  - ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT
  - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
  - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows the performance of the Fund's shares over the past calendar year. This provides some indication of the risk of investing in the Fund. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the Morgan Stanley Capital International (MSCI) All Country Far East Free ex. Japan Index, a broad-based securities market index, and the Lipper Pacific Region Ex-Japan Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS*,(1)


  2002    -15.96%


BEST QUARTER 1st quarter, 2002       5.38%
WORST QUARTER 3rd quarter, 2002    -16.39%



  *THE PERFORMANCE FIGURES IN THE TABLE FOR THE PERIOD BEFORE INSTITUTIONAL
   CLASS SHARES WERE LAUNCHED ON 6/28/02, AND THE PERFORMANCE FIGURES IN THE BAR CHART, ARE BASED ON THE PERFORMANCE OF THE CLASS A SHARES, WHICH ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES, BUT WHOSE SHARES ARE NOT BEING OFFERED IN THIS PROSPECTUS.
(1)THE FUND'S FISCAL YEAR END IS 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time for periods ended December 31, 2002*,(1),(2)



                                                   PAST 1 YEAR     LIFE OF FUND
--------------------------------------------------------------------------------
 INSTITUTIONAL CLASS SHARES --
 RETURN BEFORE TAXES                                  -15.77         -9.81
 INSTITUTIONAL CLASS SHARES --
 RETURN AFTER TAXES ON DISTRIBUTIONS                  -15.77         -9.81
 INSTITUTIONAL CLASS SHARES --
 RETURN AFTER TAXES ON DISTRIBUTIONS AND
 SALE OF FUND SHARES                                   -9.68         -7.84
 MSCI ALL COUNTRY FAR EAST FREE EX-JAPAN INDEX(3)
 (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)   -9.23         10.75
 LIPPER PACIFIC REGION EX-JAPAN FUNDS INDEX(3)
 (REFLECTS NO DEDUCTION FOR TAXES)                     -8.67          7.88



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


  *SEE FOOTNOTE ON PREVIOUS PAGE.

(1) SEE FOOTNOTE ON PREVIOUS PAGE.
(2) THE FUND COMMENCED OPERATIONS ON 11/1/01.
(3) INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

ESTIMATED INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The estimated expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ESTIMATED ANNUAL FUND OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)


 MANAGEMENT FEES                                               1.00
 DISTRIBUTION (RULE 12B-1) FEES                                NONE
 SHAREHOLDER SERVICE FEES                                      0.10
 OTHER EXPENSES(1)                                             1.40
 TOTAL ANNUAL OPERATING EXPENSES                               2.50
 FEE WAIVER AND
 EXPENSE REIMBURSEMENT(2)                                     (1.15)
 NET EXPENSES(2)                                               1.35


(1)  "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
     YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES TO REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF INSTITUTIONAL CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.35% OF ITS AVERAGE DAILY NET ASSETS THROUGH 2/28/04. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY ALSO VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.


EXAMPLE
The example below is intended to help you compare the cost of investing in Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and


- net expenses through 2/28/04 and total annual operating expenses thereafter.


This example is for comparison only; the actual returns of the Institutional Class Shares and your actual cost may be higher or lower.


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
 YOURCOST ($)
 (WITH OR WITHOUT REDEMPTION)      137         669       1,227        2,749

JPMorgan FLEMING EMERGING MARKETS EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 43-45.


THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a portfolio of equity securities from emerging markets issuers.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in equity securities of emerging markets. "Assets" means net assets, plus the amount of borrowings for investment purposes. Emerging markets includes most countries in the world except Australia, Canada, Japan, New Zealand, the United Kingdom, the U.S., and most of the countries of western Europe.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and rights and warrants to buy common stocks. The Fund may also invest to a lesser extent in debt securities of the above countries.


The Fund may overweight or underweight countries relative to its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Equity Free Index. The Fund emphasizes securities that are ranked as undervalued, while underweighting or avoiding securities that appear overvalued. The Fund typically maintains full currency exposure to those markets in which it invests. However, the Fund may from time to time hedge a portion of its foreign currency exposure into the U.S. dollar.

By emphasizing undervalued securities, the Fund has the potential to produce returns that exceed those of the Fund's benchmark. At the same time, the Fund seeks to limit its volatility to that of the benchmark.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

While the Fund invests primarily in equities, it may also invest in debt securities.


Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

Securities rated in the lowest investment grade category by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Ratings (Fitch), or the equivalent by another national rating organization, or securities that are unrated but are deemed by the adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

The Fund may use derivatives, which are instruments, whose value is based on one or more securities, indexes, interest rates or exchange rates. The Fund may use derivatives to hedge various investments and for risk management. Derivatives may also be used as substitutes for securities in which the Fund can invest.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
 - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
 - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser, JPMIM, employs a three-step process that combines research, valuation and stock selection.


The adviser takes an in-depth look at the relative valuations and economic prospects of different countries, ranking the attractiveness of their markets. Using these rankings, a team of strategists establishes a country allocation for the Fund. Country allocation may vary either significantly or moderately from the benchmark. The adviser considers the developed countries of Europe (excluding the U.K.) as a whole while monitoring the Fund's exposure to any one country.

Various models are used to quantify the adviser's fundamental stock research, producing a ranking of companies in each industry group according to their relative value. The Fund's adviser then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:

- catalysts that could trigger a change in a stock's price

- potential reward compared to potential risk

- temporary mispricings caused by market overreactions

The Fund has access to the adviser's currency specialists in determining the extent and nature of the Fund's exposure to various foreign currencies. The Fund typically maintains full currency exposure to those markets in which it invests.


     INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANKAND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.


THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.


The value of shares of the Fund will fluctuate in response to movements in emerging markets. Fund performance will also depend on the effectiveness of the adviser's research, as well as its stock picking and currency management decisions.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.


The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investment or private property.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. That's because small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.


High-yield debt securities, sometimes called junk bonds, may carry greater risks than securities which have higher credit ratings, including a high risk of default. Companies which issue high-yield securities are often young and growing and have a lot of debt. High-yield securities are considered speculative, meaning there is a significant risk that the issuer may not be able to repay principal or pay interest or dividends on time.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.


The Fund may use future contracts and other derivatives to help manage duration, yield curve exposures, and credit and spread volatility. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions that other types of investments and they could cause losses that exceed the Fund's original investment.


The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining and prices of these securities may fall more rapidly than those of other securities.

The Fund may invest in privately placed securities. Such securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

  WHO MAY WANT TO INVEST
  THIS FUND IS DESIGNED FOR INVESTORS WHO:
  - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
  - WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
  - WANT A FUND THAT SEEKS TO CONSISTENTLY OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
  THIS FUND IS NOT DESIGNED FOR INVESTORS
  WHO:
  - ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING
  - ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT
  - REQUIRE REGULAR INCOME OR STABILITY OF
    PRINCIPAL
  - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares*. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past nine calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the MSCI Emerging Markets Equity Free Index, a broad-based securities market index, and the Lipper Emerging Market Funds Average, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]


YEAR-BY-YEAR RETURNS*,(1)


     1994        -7.19%
     1995        -9.68%
     1996         8.84%
     1997        -7.71%
     1998       -30.33%
     1999        59.40%
     2000       -30.23%
     2001        -4.12%
     2002        -8.84%

BEST QUARTER 4th quarter, 1999        25.88%
WORST QUARTER 2nd quarter, 1998      -23.56%


* PRIOR TO A MERGER EFFECTIVE 9/7/01, THE FUND OPERATED IN A MASTER-FEEDER STRUCTURE. THE FUND'S PERFORMANCE FOR THE PERIOD BEFORE THE INSTITUTIONAL CLASS WAS LAUNCHED ON 9/10/01 IS BASED ON THE PERFORMANCE OF THE INSTITUTIONAL FEEDER (WHOSE INVESTMENT PROGRAM WAS IDENTICAL TO THE INVESTMENT PROGRAM OF, AND WHOSE EXPENSES WERE SUBSTANTIALLY SIMILAR TO THE CURRENT EXPENSES OF, THE INSTITUTIONAL CLASS SHARES) FROM 11/15/93 (COMMENCEMENT OF OPERATIONS) TO 9/10/01.
(1)  THE FUND'S FISCAL YEAR END IS 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time for periods ended December 31, 2002*,(1),(2)



                                                  1 YEAR     5 YEARS     LIFE OF FUND(1)
------------------------------------------------------------------------------------------
 INSTITUTIONAL CLASS SHARES --
 RETURN BEFORE TAXES                              -8.84       -7.50         -4.31
 INSTITUTIONAL CLASS SHARES --
 RETURN AFTER TAXES ON DISTRIBUTIONS              -9.06       -8.31         -5.08
 INSTITUTIONAL CLASS SHARES --
 RETURN AFTER TAXES ON DISTRIBUTIONS AND
 SALE OF FUND SHARES                              -5.42       -6.16         -3.53
 MSCI EMERGING MARKETS EQUITY FREE INDEX(3)
 (REFLECTS NO DEDUCTION FOR FEES, EXPENSES
 OR TAXES)                                        -6.00       -4.58         -2.99
 LIPPER EMERGING MARKET FUNDS AVERAGE(3)
 (REFLECTS NO DEDUCTION FOR TAXES)                -5.08       -4.47         -3.48



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

  *SEE FOOTNOTE ON PREVIOUS PAGE.
(1)SEE FOOTNOTE ON PREVIOUS PAGE.
(2)THE FUND COMMENCED OPERATIONS ON 11/15/93. PERFORMANCE FOR THE INDEXES IS FROM 11/30/93.
(3)INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)


 MANAGEMENT FEES                                                   1.00
 DISTRIBUTION (RULE 12b-1) FEES                                    NONE
 SHAREHOLDER SERVICE FEES                                          0.10
 OTHER EXPENSES(1)                                                 0.67
 TOTAL ANNUAL OPERATING EXPENSES                                   1.77
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                          (0.32)
 NET EXPENSES(2)                                                   1.45



(1)"OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED FOR THE MOST RECENT FISCAL YEAR.
(2)REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT THAT TOTAL ANNUAL OPERATING EXPENSES OF INSTITUTIONAL CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
   PLAN) EXCEED 1.45% OF ITS AVERAGE DAILY NET ASSETS THROUGH 2/28/05. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY ALSO VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.


EXAMPLE
The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and


- net expenses through 2/28/05 and total annual operating expenses thereafter.

The example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.



                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
 YOUR COST ($)
 (WITH OR WITHOUT REDEMPTION)      148         493         898        2,029

JPMorgan FLEMING EUROPEAN FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 43-45.


THE FUND'S OBJECTIVE
The Fund seeks total return from long-term capital growth. Total return consists of capital growth and current income.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests primarily in equity securities issued by companies with principal business activities in western Europe. Under normal market conditions, the Fund invests at least 80% of the value of its Assets in equity securities of European issuers. "Assets" means net assets, plus the amount of borrowings for investment purposes.


Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and rights and warrants to buy common stocks.

While the Fund invests primarily in equities, it may also invest in debt securities rated as investment grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Ratings (Fitch), or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the sub-adviser, J.P. Morgan Fleming Asset Management (London) Limited (JPMFAM (London)), to be of comparable quality. No more than 20% of the Fund's Assets will be invested in debt securities denominated in a currency other than the U.S. dollar. No more than 20% of the Fund's Assets will be invested in debt securities issued by a single foreign government or international organization, such as the World Bank.

The Fund may invest any portion of its assets that is not in equity securities in high-quality money market instruments and repurchase agreements. To temporarily defend its Assets, the Fund may invest any amount of its Assets in these instruments and in debt securities issued by supranational organizations and companies and governments of countries in which the Fund can invest and short-term debt instruments issued or guaranteed by the government of any member of the Organization for Economic Cooperation and Development. These debt securities may be in various currencies.


Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.


The Fund may use derivatives, which are instruments, whose value is based on one or more securities, indexes, interest rates or exchange rates. The Fund may use derivatives to hedge various investments for risk management or in an effort to produce increased income or gains. Derivatives may also be used as substitutes for securities in which the Fund can invest.


The Fund may change any of these investment policies (including its investment objective) without shareholder approval.


The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
-  THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
-  THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

The adviser to the Fund is J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM (USA)). In managing the Fund, the sub-adviser, seeks to identify those western European countries and sector where political and economic factors, including currency changes, are likely to produce above-average growth rates. Then the sub-adviser tries to identify companies within those countries and sector that are poised to take advantage of those political and economic conditions. The Fund will continually review economic and political events in the countries in which it invests.

The Fund may invest in Austria, Belgium, Denmark, Germany, Finland, France, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom, as well as other western European countries which the sub-adviser believes are appropriate. In addition, the Fund may invest up to 8% of its Assets in equity securities of emerging market European issuers. These countries may include Poland, the Czech Republic, Hungary and other countries with similar economic profiles which the sub-adviser believes are appropriate.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The sub-adviser may adjust the Fund's exposure to each currency based on their view of the markets and issuers. It will decide how much to invest in the securities of a particular currency or country by evaluating the yield and potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. It may increase or decrease the emphasis on a type of security, sector, country or currency, based on their analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, sector growth, credit quality and interest rate trends. The Fund may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.

While the Fund's assets will usually be invested in a number of different western European countries, the Fund's adviser may at times invest most or all of the assets in a limited number of these countries. The Fund will, however, try to choose a wide range of industries and companies of varying sizes.


     INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.


The Fund may not achieve its objective if the sub-adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will fluctuate in response to movements in international markets. Fund performance will also depend on the effectiveness of the sub-adviser's research, as well as its stock picking and currency management decisions.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investments or private property.


The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.


The Fund's performance will be affected by political, social and economic conditions in Europe, such as growth of the economic output (the Gross National Product), the rate of inflation, the rate at which capital is reinvested into European economies, the resource self-sufficiency of European countries and interest and monetary exchange rates between European countries.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities which are rated in the lowest investment grade by Moody's, S&P, Fitch, or the equivalent by another national rating organization, or securities that are unrated but are deemed by the adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

Investing a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, could reduce the Fund's potential returns.


The Fund may use future contracts and other derivatives to help manage duration, yield curve exposures, and credit and spread volatility. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions that other types of investments and they could cause losses that exceed the Fund's original investment.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of the Fund's shares more sensitive to economic problems of those issuing the securities.


The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in the relevant regions are declining and prices of these foreign securities may fall more rapidly than those of other securities.

The Fund may invest in privately placed securities. Such securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

  WHO MAY WANT TO INVEST
  THE FUND IS DESIGNED FOR INVESTORS WHO:
  -  ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
  - WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
  - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
  THE FUND IS NOT DESIGNED FOR INVESTORS
  WHO:
  -  ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTMENT
  -  ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT
  -  REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
  -  ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past seven calendar years. This provides some indication of the risk of investing in the Fund. The table shows the average annual total returns for the past one year, five years and life of the Fund. It compares that performance to the Morgan Stanley Capital International (MSCI) Europe Index, a broad-based securities market index, and the Lipper European Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]


YEAR-BY-YEAR RETURNS*,(1)


1996        28.10%
1997        21.38%
1998        28.17%
1999        36.06%
2000       -14.73%
2001       -12.35%
2002        -7.06%

BEST QUARTER 4th quarter, 1999       33.36%
WORST QUARTER 3rd quarter, 1998     -16.97%


* THE PERFORMANCE FIGURES IN THE TABLE FOR THE PERIOD BEFORE INSTITUTIONAL CLASS SHARES WERE LAUNCHED ON 9/10/01, AND THE PERFORMANCE FIGURES IN THE BAR CHART PRIOR TO 2002, ARE BASED ON THE PERFORMANCE OF THE CLASS A SHARES, WHICH ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES, BUT WHOSE SHARES ARE NOT BEING OFFERED IN THIS PROSPECTUS.
(1) THE FUND'S FISCAL YEAR END IS 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)


Shows performance over time for periods ended December 31, 2002*,(1),(2)



                                           1 YEAR      5 YEARS    LIFE OF FUND
-------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES --
RETURN BEFORE TAXES                       -7.06         3.97         9.57
INSTITUTIONAL CLASS SHARES --
RETURN AFTER TAXES ON DISTRIBUTIONS       -7.20         3.31         7.80
INSTITUTIONAL CLASS SHARES --
RETURN AFTER TAXES ON DISTRIBUTIONS AND
SALE OF FUND SHARES                       -4.19         3.22         7.28
MSCI EUROPE INDEX(3) (REFLECTS NO
DEDUCTION FOR FEES, EXPENSES OR TAXES)   -18.38        -2.26         4.65
LIPPER EUROPEAN FUNDS INDEX(3) (REFLECTS
NO DEDUCTION FOR TAXES)                  -17.43        -0.37         5.73


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


*   SEE FOOTNOTE ON PREVIOUS PAGE.
(1) SEE FOOTNOTE ON PREVIOUS PAGE.
(2) THE FUND COMMENCED OPERATIONS ON 11/2/95. PERFORMANCE FOR THE INDEXES IS FROM 11/30/95.
(3) INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)



MANAGEMENT FEES                                                0.65
DISTRIBUTION (RULE 12b-1) FEES                                 NONE
SHAREHOLDER SERVICE FEES                                       0.10
OTHER EXPENSES(1)                                              1.50
TOTAL ANNUAL OPERATING EXPENSES                                2.25
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                       (1.25)
NET EXPENSES(2)                                                1.00



(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED FOR THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF INSTITUTIONAL CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 1.00% OF ITS AVERAGE DAILY NET ASSETS THROUGH 2/28/05. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY ALSO VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.


EXAMPLE

The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:


-   $10,000 initial investment,

-   5% return each year, and


-   net expenses through 2/28/05 and total annual operating expenses thereafter.


This example is for comparison only; the actual returns of the Institutional Class Shares and your actual cost may be higher or lower.


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
----------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)    102        455         969         2,383

JPMorgan FLEMING INTERNATIONAL OPPORTUNTITES FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 43-45.


THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund's assets are invested primarily in equity securities of companies from developed countries other than the U.S. The Fund's assets may also be invested to a limited extent in emerging markets issuers. Developed countries include Australia, Canada, Japan, New Zealand, the United Kingdom, and most of the countries of western Europe; emerging markets include most other countries in the world.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund focuses on individual equity selection, emphasizing those equity securities that are ranked as undervalued according to proprietary research of the adviser of the Fund, JPMIM. The Fund is not constrained by capitalization, style or geographic limits and will be broadly diversified across industries.


The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.


While the Fund invests primarily in equities, it may also invest in debt securities rated as investment grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Ratings (Fitch), or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the adviser to be of comparable quality.

The Fund will invest substantially in securities denominated in foreign currencies and will actively seek to enhance returns where appropriate through managing currency exposure.


Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.


The Fund may use derivatives, which are instruments, whose value is based on one or more securities, indexes, interest rates or exchange rates. The Fund may use derivatives to hedge various investments and for risk management. Derivatives may also be used as substitutes for securities in which the Fund can invest.


The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
-   THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
-   THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection.

The adviser selects securities for the Fund's portfolio using its own investment process to determine which companies are most likely to provide high total return to shareholders. The adviser chooses the most attractive securities in each sector and builds the portfolio bottom up. Stocks in each industry are ranked with the help of fundamental valuations, then selected for investment. The adviser may adjust currency exposure to manage risks and enhance returns.

The adviser's investment process focuses on allocating assets by selecting securities and managing currency exposure. The Fund largely avoids using sector or market-timing strategies.

Through its extensive global equity research and analytical systems, the adviser seeks to generate an information advantage. Using fundamental analysis as well as macro-economic models, the adviser develops proprietary research on countries, companies and currencies.

In these processes, the analysts focus on a relatively long period rather than on near-term expectations alone.

The adviser buys and sells securities, using the research and valuation rankings as well as its assessment of other factors, including:


Various models are used to quantify the adviser's fundamental stock research, producing a ranking of companies in each industry group according to their relative value. The Fund's adviser then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:

-   catalysts that could trigger a change in a stock's price

-   potential reward compared to potential risk


-   temporary mispricings caused by market overreactions


     INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.


The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be fluctuate in response to movements in international markets. Fund performance will also depend on the effectiveness of the adviser's research, as well as its equity picking and currency management decisions.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign markets tend to be more volatile than those of the U.S., and changes in currency exchange rates could reduce the Fund's performance. These risks are higher in emerging markets. To the extent that the Fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. However, the Fund does not typically use this strategy for its emerging markets currency exposure.

Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investments or private property.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.


The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities rated in the lowest investment grade by Moody's, S&P, Fitch, or the equivalent by another national rating organization, or securities that are unrated but are deemed by the adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.


The Fund may use future contracts and other derivatives to help manage duration, yield curve exposures, and credit and spread volatility. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions that other types of investments and they could cause losses that exceed the Fund's original investment.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions.


   WHO MAY WANT TO INVEST

   THIS FUND IS DESIGNED FOR INVESTORS WHO:
   -   ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
   - WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
   -   WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER

   THE LONG TERM THIS FUND IS NOT DESIGNED FOR INVESTORS
   WHO:
   -   ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING
   -   ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT
   -   REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
   -   ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares*. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past five calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index and MSCI All Country World Index Free (eX-U.S.), broad-based market indexes, and Lipper International Funds Index, a broad-based index. In the past, the Fund has compared its performance to MSCI All Country World Index Free (eX-U.S.), but will now compare its performance to the MSCI EAFE Index. The adviser believes that the MSCI EAFE Index is more appropriate since it more accurately reflects the Fund's investment strategy.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]


YEAR-BY-YEAR RETURNS*,(1)


1998         3.83%
1999        39.90%
2000       -16.21%
2001       -19.06%
2002       -17.23%

BEST QUARTER 4th quarter, 1998        22.08%
---------------------------------------------
WORST QUARTER 3rd quarter, 1998      -21.34%
---------------------------------------------


* PRIOR TO A MERGER EFFECTIVE 9/7/01, THE FUND OPERATED IN A MASTER-FEEDER STRUCTURE. THE FUND'S PERFORMANCE FOR THE PERIOD BEFORE THE INSTITUTIONAL CLASS WAS LAUNCHED ON 9/10/01 IS BASED ON THE PERFORMANCE OF THE INSTITUTIONAL FEEDER (WHOSE INVESTMENT PROGRAM WAS IDENTICAL TO THE INVESTMENT PROGRAM OF, AND WHOSE EXPENSES WERE SUBSTANTIALLY SIMILAR TO THE CURRENT EXPENSES OF, THE INSTITUTIONAL CLASS SHARES) FROM 2/26/97 (COMMENCEMENT OF OPERATIONS) TO 9/10/01.
(1) THE FUND'S FISCAL YEAR END IS 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)


Shows performance over time for periods ended December 31, 2002*,(1),(2)



                                             PAST 1 YEAR   PAST 5 YEARS  LIFE OF FUND
-------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES --
RETURN BEFORE TAXES                              -17.23      -4.00         -3.15
-------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES --
RETURN AFTER TAXES ON DISTRIBUTIONS              -17.58      -4.66         -3.76
-------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES --
RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES                          -10.58      -3.36         -2.68
-------------------------------------------------------------------------------------
MSCI EAFE INDEX(3) (REFLECTS NO DEDUCTION
FOR FEES, EXPENSES OR TAXES)                     -15.94      -2.89         -1.86
-------------------------------------------------------------------------------------
MSCI ALL COUNTRY WORLD INDEX FREE
(EX-U.S.)(3) (REFLECTS NO DEDUCTION FORFEES,
EXPENSES OR TAXES)                               -14.67      -2.66         -1.94
-------------------------------------------------------------------------------------
LIPPER INTERNATIONAL FUNDS INDEX(3)
(REFLECTS NO DEDUCTION FOR TAXES)                -13.84      -1.65         -0.55
-------------------------------------------------------------------------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


 *  SEE FOOTNOTE ON PREVIOUS PAGE.
(1) SEE FOOTNOTE ON PREVIOUS PAGE.
(2) THE FUND COMMENCED OPERATIONS ON 2/26/97. PERFORMANCE FOR THE INDEXES IS FROM 2/28/97.
(3) INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)



  MANAGEMENT FEES                                                         0.60
  DISTRIBUTION (RULE 12b-1) FEES                                          NONE
  SHAREHOLDER SERVICE FEES                                                0.10
  OTHER EXPENSES(1)                                                       0.28
  TOTAL ANNUAL OPERATING EXPENSES                                         0.98
  FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                                (0.06)
  NET EXPENSES(2)                                                         0.92



(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED FOR THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF INSTITUTIONAL CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 0.92% OF ITS AVERAGE DAILY NET ASSETS THROUGH 2/28/05. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY ALSO VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.


EXAMPLE

The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:


- $10,000 initial investment,

- 5% return each year, and


- net expenses through 2/28/05 and total annual operating expenses thereafter.


The example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.


                              1 YEAR     3 YEARS     5 YEARS     10 YEARS
---------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)   94         300         530         1,190

JPMorgan FLEMING INTERNATIONAL VALUE FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 43-45.


THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a portfolio of foreign company equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests primarily in equity securities from developed countries included in the Salomon Smith Barney (SSB) Primary Market Index (PMI) Value Europe, Pacific and Asia Composite (EPAC) Index which is the Fund's benchmark. The Fund typically does not invest in U.S. companies.

The Fund's sector weightings generally approximate those of the Salomon Smith Barney (SSB Primary Market Index (PMI) Value Europe Pacific and Asia Composite
(EPAC) Index, although it does not seek to mirror the index in its choice of individual securities. In choosing stocks, the Fund emphasizes those that are ranked as undervalued according to the proprietary research of the adviser, JPMM, while underweighting or avoiding those that appear overvalued.


The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.


While the Fund invests primarily in equity securities, it may also invest in debt securities rated as investment grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Ratings (Fitch), or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the adviser to be of comparable quality.


To temporarily defend its assets, the Fund may invest any amount of its assets in high-quality short-term instruments.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.


The Fund may use derivatives, which are instruments, whose value is based on one of more securities, indexes, interest rates or exchange rates. The Fund may use derivatives to hedge various investments and for risk management. Derivatives may also be used as substitutes for securities in which the Fund can invest.


The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

The Fund is diversified as defined in the Investment Company Act of 1940.

INVESTMENT PROCESS

In managing the Fund, the adviser employs a process that combines fundamental research for identifying portfolio securities and currency management decisions.

Various models are used to quantify the adviser's fundamental stock research, producing a ranking of companies in each sector according to their relative value. The Fund's management team then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:


- value characteristics such as P/B, P/E

- catalysts that could trigger a change in a stock's price

- potential reward compared to potential risk

- temporary mispricings caused by market overreactions

The Fund has access to the adviser's currency specialists in determining the


INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.


extent and nature of the Fund's exposure to various foreign currencies.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. This section describes some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.


The value of shares of the Fund will fluctuate in response to movements in international markets. Fund performance will also depend on the effectiveness of the adviser's research, as well as its stock picking and currency management decisions.


Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.


The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investments or private property.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.


The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities rated in the lowest investment grade category by Moody's, S&P, Fitch, or the equivalent by another national rating organization, or securities that are unrated but are deemed by the adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.


The Fund may use future contracts and other derivatives to help manage duration, yield curve exposures, and credit and spread volatility. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions that other types of investments and they could cause losses that exceed the Fund's original investment.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining and prices of these foreign securities may fall more rapidly than those of other securities.


The Fund may invest in privately placed securities. Such securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

   WHO MAY WANT TO INVEST

   THIS FUND IS DESIGNED FOR INVESTORS WHO:
   - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
   - WANT TO ADD A NON-U.S. INVESTMENT WITH VALUE POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
   - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

   THIS FUND IS NOT DESIGNED FOR INVESTORS WHO:
   - ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING
   - ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT
   - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
   - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the SSB PMI Value EPAC Index, a broad-based securities market index, and the Lipper International Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.


The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1993        24.52%
1994         6.00%
1995         7.96%
1996         8.48%
1997         1.46%
1998        13.62%
1999        30.22%
2000       -17.75%
2001       -21.92%
2002       -17.35%


 BEST QUARTER 4th quarter, 1998        20.21%
 --------------------------------------------
 WORST QUARTER 3rd quarter, 2002      -20.89%
 --------------------------------------------



*PRIOR TO A MERGER EFFECTIVE 9/7/01, THE FUND OPERATED IN A MASTER-FEEDER
 STRUCTURE. THE FUND'S PERFORMANCE FOR THE PERIOD BEFORE THE INSTITUTIONAL CLASS WAS LAUNCHED ON 9/10/01 IS BASED ON THE PERFORMANCE OF THE INSTITUTIONAL FEEDER (WHOSE INVESTMENT PROGRAM WAS IDENTICAL TO THE INVESTMENT PROGRAM OF, AND WHOSE EXPENSES WERE SUBSTANTIALLY SIMILAR TO THE CURRENT EXPENSES OF, THE INSTITUTIONAL CLASS SHARES) FROM 10/4/93 (COMMENCEMENT OF OPERATIONS) TO 9/10/01. PRIOR TO 10/4/93, RETURNS REFLECTS THE PERFORMANCE OF THE PIERPONT INTERNATIONAL EQUITY FUND, THE FUND'S PREDECESSOR.

(1)THE FUND'S FISCAL YEAR END IS 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time for periods ended December 31, 2002*,(1)



                                                1 YEAR      5 YEARS     10 YEARS
 -------------------------------------------------------------------------------
 INSTITUTIONAL CLASS SHARES -- RETURN
 BEFORE TAXES                                   -17.35      -4.72       2.11
 INSITITUTIONAL CLASS SHARES -- RETURN
 AFTER TAXES ON DISTRIBUTIONS                   -18.28      -5.87       0.93
 INSTITUTIONAL CLASS SHARES -- RETURN
 AFTER TAXES ON DISTRIBUTIONS AND SALE OF
 FUND SHARES                                    -10.43      -3.75       1.45
 SSB PMI VALUE EPAC INDEX(2) (REFLECTS NO
 DEDUCTION FOR FEES, EXPENSES OR TAXES)         -13.08      -0.89       6.02
 LIPPER INTERNATIONAL FUNDS INDEX(2) (REFLECTS
 NO DEDUCTION FOR TAXES)                        -13.84      -1.65       5.55


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


* SEE FOOTNOTE ON PREVIOUS PAGE.
(1)SEE FOOTNOTE ON PREVIOUS PAGE.
(2)INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)


 MANAGEMENT FEES                                                         0.60
 DISTRIBUTION (RULE 12b-1) FEES                                          NONE
 SHAREHOLDER SERVICE FEES                                                0.10
 OTHER EXPENSES(1)                                                       0.46
 TOTAL ANNUAL OPERATING EXPENSES                                         1.16
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                                (0.21)
 NET EXPENSES(2)                                                         0.95



(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED FOR THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT THAT TOTAL ANNUAL OPERATING EXPENSES OF INSTITUTIONAL CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 0.95% OF ITS AVERAGE DAILY NET ASSETS THROUGH 2/28/05. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY ALSO VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.


EXAMPLE
The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and


- net expenses through 2/28/05 and total annual operating expenses thereafter.


The example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.


                              1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)   97         325         596         1,370

                    THE FUNDS' MANAGEMENT AND ADMINISTRATION


The Fleming Emerging Markets Equity Fund, Fleming International Opportunities Fund and Fleming International Value Fund are series of J.P. Morgan Institutional Funds, a Massachusetts Business trust. The Fleming Asia Equity Fund and Fleming European Fund are series of Mutual Fund Group, a Massachusetts business trust. The J.P. Morgan Institutional Funds and Mutual Fund Group (Trusts) are all governed by the same trustees. The trustees of each trust are responsible for overseeing all business activities.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.


THE FUNDS' INVESTMENT ADVISER

JPMIM is the investment adviser and makes the day-to-day investment decisions for the Fleming Asia Equity, Fleming Emerging Markets Equity, Fleming International Opportunities and Fleming International Value Funds. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

JPMFAM (USA) is the investment adviser for the Fleming European Fund. JPMFAM
(USA) is located at 522 Fifth Avenue, New York, NY 10036.

JFIMI is the sub-adviser to the Fleming Asia Equity Fund. It makes the day-to-day investment decision for the Fund. JPMIM pays JFIMI a subadvisory fee for its services. JFIMI is located at 21/F, Chater House, 8 Connaught Road, Central Hong Kong.

JPMFAM (London) is the sub-adviser to the Fleming European Fund. It makes the day-to-day investment decisions for the Fleming European Fund. JPMFAM (USA) pays JPMFAM (London) a sub-advisory fee for its services. JPMFAM (London) is located at 20 Finsbury Street, London, U.K. EC2Y9AQ.

JPMIM and JFIMI are wholly owned subsidiaries of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

JPMFAM (USA) and JPMFAM (London) are wholly owned subsidiaries of JPMorgan Chase Bank, which is a wholly owned subsidiary of JPMorgan Chase.


During the most recent fiscal year, each adviser was paid management fees (net of waivers) as a percentage of average daily net assets as follows:


                                            FISCAL
 FUND                                       YEAR END     %
 ----------------------------------------------------------
 FLEMING ASIA EQUITY FUND                   10/31/02   0.08

 FLEMING EMERGING MARKET EQUITY FUND        10/31/02   0.89

 FLEMING EUROPEAN FUND                      10/31/02   0.11

 FLEMING INTERNATIONAL OPPORTUNITIES FUND   10/31/02   0.60

 FLEMING INTERNATIONAL VALUE FUND           10/31/02   0.51

PORTFOLIO MANAGERS


FLEMING ASIA EQUITY FUND
The portfolio management team is led by Edward Pulling, Managing Director, who has been an investment manager since joining JPMorgan Chase (or one of its predecessors) in 1995, Charlotte Yew, Managing Director, who has been an investment manager since joining JPMorgan Chase (or one of its predecessors) in 1990, Michael Koh, Managing Director, who has been an investment manager since joining JPMorgan Chase (or one of its predecessors) in 1981 and Richard Cardiff, Vice President of JPMIM, who has been at JPMorgan Chase (or one of its predecessors) since 1995.

FLEMING EMERGING MARKETS EQUITY FUND
The management team is led by Richard Schmidt, Vice President, who has been at JPMorgan Chase (or one of its predecessors) since 1991, and Gulce Cini, Vice President, who has been at JPMorgan Chase (or one of its predecessors) since 1992.


FLEMING EUROPEAN FUND
James Elliot and Ajay Gambhir are both assistant directors of the European Equity Group. Mr. Elliot joined JPMFAM (London) in June of 1995 as an executive in the European Investment Banking Group. He was appointed a portfolio manager in 1998 and Assistant Director in 1999. Mr. Gambhir joined JPMFAM (London) in December of 1997 as a fund manager in the European Equity Group. Prior to that he worked as a fund manager at NM Rothschild & Sons Limited. Mr. Gambhir was appointed Assistant Director in April 2000. Both have managed the Fund since August 2000.

FLEMING INTERNATIONAL OPPORTUNITIES FUND

The management team is led by Andrew C. Cormie, Managing Director, who has been an international equity portfolio manager since 1997 and employed by JPMorgan Chase (or one of its predecessors) since 1984, Nigel F. Emmett, Vice President, who has been on the team since joining JPMorgan Chase (or one of its predecessors) in 1997, and Pavlos M. Alexandrakis, Vice President, who joined JPMorgan Chase in 2002. Prior to joining JPMorgan Chase, Mr. Alexandrakis, was a Senior Vice President and Director of Pioneer Investment Management managing several international and global mutual funds from 1998 to 2002 and a Director at Smith Barney Asset Management managing global/international wrap fee products from 1994-1998.


FLEMING INTERNATIONAL VALUE FUND
The portfolio management team is led by Nigel F. Emmett, Vice President, who has been on the team since joining JPMorgan Chase (or one of its predecessors) in August 1997, and by Gerd Woort-Menker, Vice President, who joined the team in January 2001 and has been at JPMorgan Chase (or one of its predecessors) since 1987. Previously, Mr. Emmett was an assistant manager at Brown Brothers Harriman and Co. and a portfolio manager at Gartmore Investment Management. Prior to joining the team, Mr. Woort-Menker was head of the International Research Group in London.

THE FUNDS' ADMINISTRATOR
JPMorgan Chase Bank (Administrator) provides administrative services and oversees each Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services:

0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.


The Trusts on behalf of the Funds have entered into a Shareholder Servicing Agreement with JPMorgan Chase Bank under which JPMorgan Chase Bank has have agreed to provide certain support services to its customers. For performing these services, JPMorgan Chase Bank, as a shareholder servicing agent, receives an annual fee of up to 0.10% of the average daily net assets of the Institutional Class Shares held by investors serviced by the shareholder servicing agent.

Each of the advisers and J.P. Morgan Fund Distributors, Inc. (JPMFD) may, at its own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for its customers.


THE FUNDS' DISTRIBUTOR

JPMFD is the distributor for the Funds. JPMFD is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES

You do not pay any sales charge (sometimes called a load) when you buy Institutional Class Shares in these Funds. The price you pay for your shares is the net asset value per share (NAV) of the class. NAV is the value of everything the class of a Fund owns, minus everything the class owes, divided by the number of shares held by investors. Each Fund generally values its assets at their market price but if market prices are unavailable or do not represent a security's value at the time of pricing, then each Fund values its assets at their fair value in accordance with procedures established by and under the general supervision and responsibility of its board of trustees. When fair value is used, the prices of securities used by each Fund to calculate its shares' NAV may differ from quoted or published prices for the same securities.

The NAV of each class of shares is calculated once each day at the close of regular trading on the New York Stock Exchange (NYSE). You will pay the next NAV calculated after the JPMorgan Institutional Funds Service Center receives your order in proper form. An order is in proper form only after funds are converted into federal funds.


The Funds invest in securities that are primarily listed on foreign exchanges and these exchanges may trade on Saturdays or other U.S. holidays on which the Funds do not price. As a result, each Fund's portfolio will trade and its NAV may fluctuate significantly on days when you have no access to the Funds.


You can buy Institutional Class Shares through financial service firms, such as broker-dealers and banks that have an agreement with the Funds, or directly from the JPMorgan Institutional Funds Service Center. Shares are available on any business day the NYSE is open. If we receive your order in proper form by the close of regular trading on the NYSE, we will process your order at that day's price. If you buy through an agent and not directly from the JPMorgan Institutional Funds Service Center, the agent could set an earlier deadline.


All purchases of Institutional Class Shares must be paid for by 4:00 p.m. Eastern time on the settlement date or the order will be canceled. Any funds received in connection with late orders will be invested on the following business day.

You must provide a Taxpayer Identification Number when you open an account. The Funds have the right to reject any purchase order or to cease offering shares at any time.

To open an account, buy or sell shares or get fund information, call the JPMorgan Institutional Funds Service Center at 1-800-766-7722

Or

complete an application form and mail it along with a check for the amount you want to invest to:

JPMORGAN INSTITUTIONAL FUNDS
SERVICE CENTER
500 STANTON CHRISTIANA ROAD
NEWARK, DE 19713

MINIMUM INVESTMENTS
Investors must buy a minimum $3,000,000 worth of Institutional Class Shares. There are no minimum levels for subsequent purchases. An investor can combine purchases of Institutional Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. The minimum investment may be less for certain investors.

SELLING FUND SHARES

When you sell your shares you will receive the next NAV calculated after the JPMorgan Institutional Funds Service Center accepts your order in proper form. In order for you to receive that day's NAV, the JPMorgan Institutional Funds Service Center must receive your request before the close of regular trading on the NYSE.


We will need the names of the registered shareholders and your account number before we can sell your shares. We generally will wire the proceeds from the sale to your bank account on the day after we receive your request in proper form. We will not accept an order to sell shares if the Fund has not collected your payment for the shares. Federal law allows the Funds to suspend a sale or postpone payment for more than seven business days under unusual circumstances.

You will need to have your signature guaranteed if you want your payment sent to an address other than the one we have in our records. We may also need additional documents or a letter from a surviving joint owner before selling the shares.


You may sell your shares in one of two ways:

THROUGH YOUR FINANCIAL SERVICE FIRM
Tell your firm which Funds you want to sell. They will send all necessary documents to the JPMorgan Institutional Funds Service Center. Your firm might charge you for this service.


THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-766-7722. We will send the proceeds by wire only to the bank account on our records.


REDEMPTIONS-IN-KIND
Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES

You can exchange your Institutional Class Shares for shares of the same class or Ultra Shares in certain other JPMorgan Funds. You will need to meet any minimum investment requirement. For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the Fund you want to buy before making an exchange. Call 1-800-766-7722 for details.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.


EXCHANGING BY PHONE
You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Institutional Funds Service Center or your investment representative.

OTHER INFORMATION CONCERNING THE FUNDS

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the minimum investment noted above for 30 days as a result of selling shares. We will give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We will take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses from any sales request, if the Funds take reasonable precautions. The applicable Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.


You may not always reach the JPMorgan Institutional Funds Service Center by telephone. This may be true at time of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

Please write to:

JPMORGAN INSTITUTIONAL FUNDS
SERVICE CENTER
500 STANTON CHRISTIANA ROAD
NEWARK, DE 19713

Each Fund may issue multiple classes of shares. This prospectus relates only to Institutional Class Shares. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

DISTRIBUTIONS AND TAXES
The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

The Funds declare and pay any net investment income and net capital gain at least annually. You have three options for your distributions. You may:


- reinvest all distributions in additional Fund shares without a sales charge;


- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Investment income received by the Funds from sources in foreign jurisdictions may have taxes withheld at the source. Since it is anticipated that more than 50% of each Fund's assets at the close of its taxable year will be in securities of foreign corporations, each Fund may elect to "pass through" to its shareholders the foreign taxes that it paid.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

RISK AND REWARD ELEMENTS FOR THE FUNDS
This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help certain Funds manage risk.

POTENTIAL RISKS                         POTENTIAL REWARDS                   POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
FOREIGN AND OTHER MARKET CONDITIONS
- Each Fund's share price and           - Stocks have generally             - Under normal circumstances each Fund plans to remain
  performance will fluctuate in           outperformed more stable            fully invested in accordance with its policies.
  response to stock and bond market       investments (such as bonds and      Equity investments may include common stocks,
  movements                               cash equivalents) over the          convertible securities, preferred stocks, depositary
- The value of most bonds will fall       long term                           receipts (such as ADRs and EDRs), trust or
  when interest rates rise; the         - Foreign investments, which          partnership interests, warrants, rights, and
  longer a bonds' maturity and the        represent a major portion of        investment company securities
  lower its credit quality, the more      the world's securities, offer     - Each Fund seeks to limit risk and enhance performance
  its value typically falls               attractive potential                through active management, country allocation and
- A Fund could lose money because of      performance and opportunities       diversification
  foreign government actions,             for diversification               - During severe market downturns, the Funds have the
  political instability, or lack of     - Most bonds will rise in value       option of investing up to 100% of assets in high
  adequate and/or accurate                when interest rates fall            quality short-term instruments
  information                           - Foreign bonds, which represent
- Investment risks tend to be higher      a major portion of the world's
  in emerging markets. These markets      fixed income securities, offer
  also present higher liquidity and       attractive potential
  valuation risks                         performance and opportunities
- Adverse market conditions may from      for diversification
  time to time cause a Fund to take     - Emerging markets can offer
  temporary defensive positions that      higher returns
  are inconsistent with its
  principal investment strategies
  and may hinder the Fund from
  achieving its investment objective

MANAGEMENT CHOICES
- A Fund could underperform its         - A Fund could outperform its       - The advisers focus their active management on
  benchmark due to its securities         benchmark due to these same         securities selection, the area where they believe its
  choices and other management            choices                             commitment to research can most enhance returns
  decisions

FOREIGN CURRENCIES
- Currency exchange rate movements      - Favorable exchange rate           - Except as noted earlier in this prospectus, each Fund
  could reduce gains or create losses     movements could generate gains      manages the currency exposure of its foreign
- Currency risks tend to be higher        or reduce losses                    investments relative to its benchmark and may hedge a
  in emerging markets; these markets                                          portion of its foreign currency exposure into the
  also present higher liquidity and                                           U.S. dollar from time to time (see also "Derivatives")
  valuation risks

WHEN-ISSUED AND DELAYED DELIVERY
SECURITIES
- When a Fund buys securities before    - A Fund can take advantage of      - Each Fund segregates liquid assets to offset leverage
  issue or for delayed delivery, it       attractive transaction              risk
  could be exposed to leverage risk       opportunities
  if it does not segregate liquid
  assets

POTENTIAL RISKS                        POTENTIAL REWARDS                    POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
DERIVATIVES
- Derivatives such as futures,         - Hedges that correlate well with    - Each Fund uses derivatives for hedging and for risk
  options, swaps, and forward            underlying positions can reduce      management (i.e., to establish or adjust exposure to
  foreign currency contracts(1) that     or eliminate losses at low cost      particular securities, markets or currencies); risk
  are used for hedging the portfolio   - A Fund could make money and          management may include management of the Fund's
  or specific securities may not         protect against losses if the        exposure relative to its benchmark
  fully offset the underlying            investment analysis proves         - Each Fund only establishes hedges that it expects
  positions and this could result in     correct                              will be highly correlated with underlying positions
  losses to a Fund that would not      - Derivatives that involve           - The Funds may use derivatives to increase income or
  have otherwise occurred                leverage could generate              gain
- Derivatives used for risk              substantial gains at low cost
  management or for certain Funds to
  increase a Fund's gain may not
  have the intended effects and may
  result in losses or missed
  opportunities
- The counterparty to a derivatives
  contract could default
- Derivatives that involve leverage
  could magnify losses
- Certain types of derivatives
  involve costs to a Fund which can
  reduce returns
- Derivatives used for non-hedging
  purposes could cause losses that
  exceed the original investment
- Derivatives may, for tax purposes,
  affect the character of gain and
  loss realized by a Fund,
  accelerate recognition of income
  to a Fund, affect the holding
  period of a Fund's assets and
  defer recognition of certain of a
  Fund's losses

SECURITIES LENDING
- When a Fund lends a security,        - A Fund may enhance income          - Each adviser maintains a list of approved borrowers
  there is a risk that the loaned        through the investment of the      - Each Fund receives collateral equal to at least 100%
  securities may not be returned if      collateral received from the         of the current value of securities loaned plus
  the borrower or the lending agent      borrower                             accrued interest
  defaults                                                                  - The lending agents indemnify the Funds against
- The collateral will be subject to                                           borrower default
  the risks of the securities in                                            - Each adviser's collateral investment guidelines limit
  which it is invested                                                        the quality and duration of collateral investment to
                                                                              minimize losses
                                                                            - Upon recall, the borrower must return the securities
                                                                              loaned within the normal settlement period

ILLIQUID HOLDINGS
- A Fund could have difficulty         - These holdings may offer more      - No Fund may invest more than 15% of net assets in
  valuing these holdings precisely       attractive yields or potential       illiquid holdings
- A Fund could be unable to sell         growth than comparable widely      - To maintain adequate liquidity to meet redemptions,
  these holdings at the time or          traded securities                    each Fund may hold high quality short-term
  price it desires                                                            instruments and for temporary or extraordinary
                                                                              purposes, may borrow from banks up to 33 1/3% of the
                                                                              value of its total assets


(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

POTENTIAL RISKS                         POTENTIAL REWARDS                   POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM TRADING
- Increased trading could raise a       - A Fund could realize gains in     - Each Fund generally avoids short-term trading, except
  Fund's brokerage and related costs      a short period of time              to take advantage of attractive or unexpected
- Increased short-term capital gains    - A Fund could protect against        opportunities or to meet demands generated by
  distributions could raise               losses if a stock is                shareholder activity
  shareholders' income tax liability      overvalued and its value later
                                          falls

FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand each Fund's financial performance for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which is available upon request.

JPMORGAN FLEMING ASIA EQUITY FUND^^



                                                                                     6/28/02**
                                                                                       THROUGH
PER SHARE OPERATING PERFORMANCE:                                                      10/31/02
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                               $     15.86
----------------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income (Loss)                                                           --
     Net Gains in Securities (both realized and unrealized)                              (2.15)
                                                                                   -----------
     Total from Investment Operations                                                    (2.15)
   Less Distributions:
     Dividends from Net Investment Income                                                   --
Net Asset Value, End of Period                                                     $     13.71
----------------------------------------------------------------------------------------------
TOTAL RETURN                                                                            (13.56%)(A)
==============================================================================================
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------
     Net Assets, End of Period (000 omitted)                                       $     6,463
----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: #
----------------------------------------------------------------------------------------------
     Net Expenses                                                                         1.35%
----------------------------------------------------------------------------------------------
     Net Investment Income (Loss)                                                         0.08%
----------------------------------------------------------------------------------------------
     Expenses Without Waivers and Reimbursements                                          2.53%
----------------------------------------------------------------------------------------------
     Net Investment Income (Loss) Without Waivers and Reimbursements                     (1.10%)
----------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                                    106%
----------------------------------------------------------------------------------------------



^^   Formerly J.P. Morgan Pacific Region Fund.
**   Commencement of offering of class of shares.
(A)  Not annualized.
 #   Short periods have been annualized.

JPMORGAN FLEMING EMERGING MARKETS EQUITY FUND^^



                                                                     YEAR         YEAR          YEAR          YEAR         YEAR
                                                                    ENDED        ENDED         ENDED         ENDED        ENDED
PER SHARE OPERATING PERFORMANCE:                                 10/31/02     10/31/01      10/31/00      10/31/99     10/31/98
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $     5.14   $     6.68    $     7.22    $     5.91   $     9.86
-------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income (Loss)                                    0.04^        0.07^         0.02          0.14         0.14!!
     Net Gains or Losses in Securities (both
       realized and unrealized)                                      0.12        (1.60)        (0.50)         1.68        (3.44)
                                                               ----------   ----------    ----------    ----------   ----------
     Total from Investment Operations                                0.16        (1.53)        (0.48)         1.82        (3.30)
   Distributions to Shareholders from:
     Dividends from Net Investment Income                            0.05         0.01          0.06          0.51         0.13
     Distributions from Capital Gains                                  --           --            --            --         0.52
                                                               ----------   ----------    ----------    ----------   ----------
     Total Distributions                                             0.05         0.01          0.06          0.51         0.65
Net Asset Value, End of Period                                 $     5.25   $     5.14    $     6.68    $     7.22   $     5.91
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                         3.04%      (22.98%)       (6.88%)       33.76%      (35.50%)
===============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------------
     Net Assets, End of Period (000 omitted)                   $   47,503    $  67,335    $  110,711    $  131,046   $  120,402
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: #
-------------------------------------------------------------------------------------------------------------------------------
     Net Expenses                                                    1.45%        1.45%         1.45%         1.42%        1.46%
-------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (Loss)                                    0.83%        1.07%         0.46%         0.99%        1.43%
-------------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers and Reimbursements                     1.77%        1.64%         1.55%         1.52%        1.54%
-------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (Loss) Without Waivers
       and Reimbursements                                            0.51%        0.88%         0.36%         0.89%        1.35%
-------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE ~                                              69%          76%           65%           87%          44%
-------------------------------------------------------------------------------------------------------------------------------



^^   Formerly J.P. Morgan Institutional Emerging Markets Equity Fund.
 ^   Calculated based upon average shares outstanding.
!!   Based on amounts prior to Statement of Position 93-2 adjustments.
 #   Short periods have been annualized.
 ~ Prior to September 10, 2001, EMF invested all of its investable assets in the Emerging Markets Equity Portfolio ("EMP"). The portfolio turnover rate disclosed prior to September 10, 2001 is the turnover rate of EMP.

JPMORGAN FLEMING EUROPEAN FUND^^



                                                                                           YEAR       9/10/01**
                                                                                          ENDED         THROUGH
PER SHARE OPERATING PERFORMANCE:                                                       10/31/02        10/31/01
---------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                               $      12.99    $      13.14
---------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income (Loss)                                                          0.24^          (0.05)^
     Net Gains or Losses in Securities (both realized and unrealized)                      0.10           (0.10)
                                                                                   ------------    ------------
     Total from Investment Operations                                                      0.34           (0.15)
   Less Distributions:
     Dividends from Net Investment Income                                                    --              --
     Distributions from Capital Gains                                                        --              --
                                                                                   ------------    ------------
     Total Distributions                                                                     --              --
Net Asset Value, End of Period                                                     $      13.33    $      12.99
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                               2.62%          (1.14%)(A)
===============================================================================================================
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------
     Net Assets, End of Period (000 omitted)                                       $      6,305    $      4,740
---------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: #
---------------------------------------------------------------------------------------------------------------
     Net Expenses                                                                          1.00%           1.00%
---------------------------------------------------------------------------------------------------------------
     Net Investment Income (Loss)                                                          1.81%          (2.60%)
---------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers and Reimbursements                                           2.25%           3.34%!
---------------------------------------------------------------------------------------------------------------
     Net Investment Income (Loss) Without Waivers and Reimbursements                       0.56%          (4.94%)!
---------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                                   1,021%            564%
---------------------------------------------------------------------------------------------------------------



^^   Formerly Chase Vista European Fund.
 ^   Calculated based upon average shares outstanding.
**   Commencement of offering of class of shares.
(A)  Not annualized.
 #   Short periods have been annualized.
 ! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

JPMORGAN FLEMING INTERNATIONAL OPPORTUNITIES FUND^^



                                                           YEAR      12/1/00           YEAR         YEAR        YEAR    2/26/97*
                                                          ENDED      THROUGH          ENDED        ENDED       ENDED     THROUGH
PER SHARE OPERATING PERFORMANCE:                       10/31/02  10/31/01***       11/30/00     11/30/99    11/30/98    11/30/97
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                  $    8.64    $   11.39      $   12.92    $   10.11   $    9.94   $   10.00
--------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income (Loss)                          0.09         0.12^          0.08         0.25        0.22        0.07
     Net Gains or Losses in Securities (both
       realized and unrealized)                           (1.08)       (2.60)         (1.42)        2.88        0.05       (0.13)
                                                      ---------    ---------      ---------    ---------   ---------   ---------
     Total from investment operations                     (0.99)       (2.48)         (1.34)        3.13        0.27       (0.06)
   Less Distributions:
     Dividends from Net Investment Income                  0.10         0.11           0.19         0.32        0.10          --
     Distributions from Capital Gains                        --         0.16             --           --          --          --
                                                      ---------    ---------      ---------    ---------   ---------   ---------
     Total Distributions                                   0.10         0.27           0.19         0.32        0.10          --
Net Asset Value, End of Period                        $    7.55    $    8.64      $   11.39    $   12.92   $   10.11   $    9.94
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                             (11.67%)     (22.24%)(A)    (10.55%)      31.87%       2.69%       0.60%(A)
================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------------
     Net Assets, End of Period (000 omitted)          $ 209,286    $ 231,048      $ 461,016    $ 370,268   $ 323,918   $ 211,229
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: #
--------------------------------------------------------------------------------------------------------------------------------
     Net Expenses                                          0.92%        0.94%          0.91%        0.94%       0.99%       0.99%
--------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (Loss)                          1.21%        1.25%          0.84%        0.76%       1.13%       1.35%
--------------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers and Reimbursements           0.98%        0.95%          0.91%        0.95%       1.02%       1.17%
--------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (Loss) Without
       Waivers and Reimbursements                          1.15%        1.24%          0.84%        0.75%       1.10%       1.17%
--------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE ~                                   121%         110%            86%          80%        143%         72%
--------------------------------------------------------------------------------------------------------------------------------



 ^^  Formerly J.P.Morgan Institutional International Opportunities Fund.
***  The Fund changed its fiscal year end from November 30 to October 31.
  ~ Prior to September 10, 2001, IOF invested all of its investable assets in the International Opportunities Portfolio ("IOP"). The portfolio turnover rate disclosed prior to September 10, 2001 is the turnover rate of IOP.
  ^  Calculated based upon average shares outstanding.
(A)  Not annualized.
  #  Short periods have been annualized.

JPMORGAN FLEMING INTERNATIONAL VALUE FUND^^



                                                                      YEAR          YEAR          YEAR          YEAR          YEAR
                                                                     ENDED         ENDED         ENDED         ENDED         ENDED
PER SHARE OPERATING PERFORMANCE:                                  10/31/02      10/31/01      10/31/00      10/31/99      10/31/98
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $      8.28   $     12.28   $     13.56   $     11.21   $     11.39
----------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income (Loss)                                     0.06^         0.07^         0.05          0.19          0.32
     Net Gains or Losses in Securities (both realized and
      unrealized)                                                    (1.19)        (3.02)        (0.66)         2.51          0.20
                                                               -----------   -----------   -----------   -----------   -----------
     Total from Investment Operations                                (1.13)        (2.95)        (0.61)         2.70          0.52
   Less Distributions:
     Dividends from Net Investment Income                             0.13            --          0.16          0.35          0.35
     Distributions from Capital Gains                                   --          1.05          0.51            --          0.35
                                                               -----------   -----------   -----------   -----------   -----------
     Total Distributions                                              0.13          1.05          0.67          0.35          0.70
Net Asset Value, End of Period                                 $      7.02   $      8.28   $     12.28   $     13.56   $     11.21
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                        (13.89%)      (26.06%)       (5.16%)       24.70%         4.95%
==================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------------
     Net Assets, End of Period (000 omitted)                   $    28,644   $   142,590   $   432,785   $   471,195   $   366,991
----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: #
----------------------------------------------------------------------------------------------------------------------------------
     Net Expenses                                                     0.95%         0.92%         0.95%         0.95%         0.97%
----------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (Loss)                                     0.91%         0.70%         0.50%         0.81%         0.92%
----------------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers and Reimbursements                      1.16%         0.93%         0.95%         0.95%         0.97%
----------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (Loss) Without Waivers
      and Reimbursements                                              0.70%         0.69%         0.50%         0.81%         0.92%
----------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE~                                               138%           85%           80%           70%           74%
----------------------------------------------------------------------------------------------------------------------------------



^^   Formerly JPMorgan International Equity Fund.
 ^   Calculated based upon average shares outstanding.
 #   Short periods have been annualized.
 ~ Prior to September 10, 2001, IVF invested all of its investable assets in The International Equity Portfolio ("IEP"). The portfolio turnover rate disclosed prior to September 10, 2001 is the turnover rate of IEP.

                      This page intentionally left blank.

PRIVACY POLICY
Respecting and protecting client privacy has been vital to our business since its inception. By explaining our Privacy Policy to you, we trust that you will better understand how the JPMorgan Funds keep our client information private and secure while using it to serve you better.

PROTECTING THE CONFIDENTIALITY OF OUR CLIENT INFORMATION
We take our responsibility to protect the privacy and confidentiality of our client information very seriously. We maintain physical, electronic and procedural safeguards that comply with United States federal standards to store and secure information about you from unauthorized access, alteration and destruction. Our control policies authorize access to client information only by individuals who need to know that information to provide products and services to you.

WHO IS COVERED BY THE PRIVACY POLICY?
The Privacy Policy applies to the shareholders of JPMorgan Funds and applies only to information related to JPMorgan Funds.

If you decide at some point either to close your account(s) or to become an inactive client, we will continue to adhere to the privacy policies and practices described in this notice.

INFORMATION WE COLLECT ABOUT YOU
We receive information about you from various sources, including: certain nonpublic personal information about you from information you provide on applications or other forms (such as your address and social security number), and information about your account transactions with us (such as purchases, sales and account balances). We may also collect such information through account inquiries by mail, e-mail or telephone.

SHARING INFORMATION FOR LEGAL AND ROUTINE BUSINESS REASONS AND FOR JOINT
MARKETING

We may disclose nonpublic personal information we collect about you as permitted by law. For example, we may share information with regulatory authorities and law enforcement officials who have jurisdiction over us or if we are required to do so by United States or the applicable law; provide information to protect against fraud; share information with your consent and give account information to check and statement printers and other service providers who work for us. We also may share the information we collect about you, as described above, with firms that perform administrative or marketing services on our behalf or with financial institutions, such as banks, with whom we have joint marketing agreements to provide you with offers of their financial products and services. These companies may receive information about you, but they must safeguard it and not use it for any other purpose.


J.P. MORGAN FUND DISTRIBUTORS, INC.
J.P. Morgan Fund Distributors, Inc., as distributor of the JPMorgan Funds, does not collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to J.P. Morgan Fund Distributors, Inc. nonpublic personal financial information relating to shareholders or prospective shareholders as necessary to perform services for the Funds. In such circumstances, J.P. Morgan Fund Distributors, Inc. adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to protect the security and confidentiality of the information.


If you have any questions regarding this policy, please feel free to contact us at 766-7722.


             THIS INSIDE BACK COVER IS NOT PART OF YOUR PROSPECTUS

HOW TO REACH US

MORE INFORMATION
For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-766-7722 or writing to:

JPMORGAN INSTITUTIONAL FUNDS
SERVICE CENTER
500 STANTON CHRITIANA ROAD
NEWARK, DE 19713

If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.



         The Funds' Investment Company Act File Nos. for each Fund are:

           Fleming Asia Equity Fund                           811-05151
           Fleming Emerging Markets Equity Fund               811-07342
           Fleming European Fund                              811-05151
           Fleming International Opportunities Fund           811-07342
           Fleming International Value Fund                   811-07342

          (C) J.P. Morgan Chase & Co. All Rights Reserved. February 2003

                                                                   PR-INTEQI-203

PROSPECTUS FEBRUARY 28, 2003



JPMORGAN INTERNATIONAL
EQUITY FUNDS
SELECT CLASS SHARES



FLEMING ASIA EQUITY FUND


FLEMING EMERGING MARKETS EQUITY FUND

FLEMING EUROPEAN FUND


FLEMING INTERNATIONAL EQUITY FUND


FLEMING INTERNATIONAL OPPORTUNITIES FUND

FLEMING INTERNATIONAL VALUE FUND


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS


Fleming Asia Equity Fund                                         1

Fleming Emerging Markets Equity Fund                             9

Fleming European Fund                                           16

Fleming International Equity Fund                               23

Fleming International Opportunities Fund                        30

Fleming International Value Fund                                37

The Funds' Management and Administration                        43

How Your Account Works                                          46

   Buying Fund Shares                                           46

   Selling Fund Shares                                          47

   Exchanging Fund Shares                                       48

   Other Information Concerning the Funds                       48

   Distributions and Taxes                                      48

Risk and Reward Elements                                        50

Financial Highlights                                            52

How To Reach Us                                         Back cover

JPMorgan FLEMING ASIA EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 50-51.


THE FUND'S OBJECTIVE
The Fund will seek total return from long-term capital growth.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund primarily invests in equity securities of foreign companies located throughout the Asian Region, except Japan. Under normal circumstances, the Fund will invest at least 80% of its Assets in equity securities of such issuers. "Assets" means net assets, plus the amount of borrowings for investment purposes.


Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and rights and warrants to buy common stocks. The "Asian Region" includes but is not limited to, Korea, Taiwan, Hong Kong, Malaysia, Singapore, China, Thailand and Indonesia.


While the Fund is not limited in the amount it invests in any one country, it will try to choose investments in a wide range of industries and companies of varying sizes. While the Fund invests primarily in equities, it may also invest in debt securities rated as investment grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P) or Fitch Ratings (Fitch), or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the sub-adviser, JF International Management Inc. (JFIMI), to be of comparable quality.

The Fund may invest any portion of its assets that is not in equity securities in high-quality short term instruments, repurchase agreements or equity securities of companies in countries outside of the Asian Region. To temporarily defend its assets during adverse market, economic, political or other conditions, the Fund may invest any amount of its assets in these instruments. These debt securities may be in various currencies. During unusual market conditions, the Fund may invest up to 20% of its total assets in U.S. government debt securities.


Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies which are authorized to invest in those countries.


The Fund may use derivatives, which are instruments, whose value is based on one or more securities, indexes, interest rates or exchange rates. The Fund may use derivatives to hedge various investments for risks management or in an effort to produce increased income or gains. Derivatives may also be asked as substitutes for securities in which the Fund can invest.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.


The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD
UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OFTRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

The Fund's adviser is J.P. Morgan Investment Management Inc. (JPMIM). The Fund is managed by the sub-adviser using an active style of portfolio management which focuses on stock selection conducted by experienced specialists located within the Asian Region.

The sub-adviser's portfolio managers are encouraged to focus upon fundamental research of their investment universe. They conduct quality and growth analyses of companies to identify those that have the ability to offer sustained superior returns to shareholders and to distinguish those companies from the majority of firms whose fortunes are determined largely by the business cycle. A valuation or quantitative analysis is used to evaluate the value and profitability of the company.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The sub-adviser may adjust the Fund's exposure to each currency based on its view of the markets and issuers. It will decide how much to invest in the securities of a particular currency or country by evaluating the yield and potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. It may increase or decrease the emphasis on a type of security, sector, country or currency, based on its analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, sector growth, credit quality and interest rate trends. The Fund may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.


The Fund will sell securities if the sub-adviser believes the issuer of such securities no longer meets certain growth criteria, certain political and economic events occur or if it believes that more attractive opportunities are available.

     INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANYBANKAND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUNDS SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the sub-adviser's expectations regarding particular securities or markets are not met.


The value of shares of the Fund will fluctuate in response to movements in Asian markets. Fund performance will also depend on the effectiveness of the sub-adviser's research, as well as its stock picking and currency management decisions.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability.


Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets. Investing in this Fund has added risk because of political and economic factors in various countries in the Asian Region.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume in many countries of the Asian Region may lead to a lack of liquidity. Also, emerging markets may not provide adequate legal protection for private or foreign investments or private property.


Some Asian economies and financial markets have been extremely volatile in recent years. Many of the countries in the region are developing, both politically and economically. They may have relatively unstable governments and economies based on only a few commodities or industries. The share prices of companies in the region tend to be volatile and there is a significant possibility of loss. Also, some companies in the region may have less established product markets or a small management group and they may be more vulnerable to political or economic conditions, like nationalization. In addition, some countries have restricted the flow of money in and out of the country.


Many of the currencies in Asia have recently experienced extreme volatility relative to the U.S. dollar. For example, Thailand, Indonesia, the Philippines and South Korea have had currency crises and have sought help from the International Monetary Fund. Holding securities in currencies that are devalued (or in companies whose revenues are substantially in currencies that are devalued) will decrease the value of the Fund.


The trading volume on some Asian stock exchanges is much lower than in the United States, and Asian securities of some companies are less liquid and more volatile than similar U.S. securities. In addition, brokerage commissions on regional stock exchanges are fixed and are generally higher than the negotiated commissions in the United States.


Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund that does not invest in small companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets and financial resources, and they may depend on a small management group.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary shares. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The market value of convertible securities and other debt securities tends to decline as interest rates increase and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities which are rated Baa3 by Moody's or BBB-by S&P may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

Investing a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government debt, including situations in which the Fund is investing for temporary defensive purposes, could reduce the Fund's potential returns.


The Fund may use future contracts and other derivatives to help manage duration, yield curve exposures, and credit and spread volatility. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions that other types of investments and they could cause losses that exceed the Fund's original investment.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of the Fund's shares more sensitive to economic problems of those issuing the securities.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining and prices of these securities may fall more rapidly than those of other securities.


The Fund may invest in privately placed securities. Such securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

  WHO MAY WANT TO INVEST

  THIS FUND IS DESIGNED FOR INVESTORS WHO:
  -  ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
  - WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
  - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM THIS FUND IS NOT DESIGNED FOR INVESTORS WHO:
  -  ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING
  -  ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT
  -  REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
  -  ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows the performance of the Fund's shares over the past calendar year. This provides some indication of the risk of investing in the Fund. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the Morgan Stanley Capital International (MSCI) All Country Far East Free ex Japan Index, a broad-based securities market index, and the Lipper Pacific Region Ex-Japan Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS*,(1)


2002            -15.96


BEST QUARTER 1st quarter, 2002                      5.38%
-----------------------------------------------------------
WORST QUARTER 3rd quarter, 2002                   -16.52%
-----------------------------------------------------------



* THE PERFORMANCE FIGURES IN THE TABLE FOR THE PERIOD BEFORE SELECT CLASS SHARES WERE LAUNCHED ON 6/28/02, AND THE PERFORMANCE FIGURES IN THE BAR CHART, ARE BASED ON THE PERFORMANCE OF THE CLASS A SHARES, WHICH ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES, BUT WHOSE SHARES ARE NOT BEING OFFERED IN THIS PROSPECTUS.
(1) THE FUND'S FISCAL YEAR END IS 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
Shares performance over time for periods ended December 31, 2002*,(1),(2)



                                                               1 YEAR   LIFE OF FUND
------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN BEFORE TAXES                     -15.83     -9.87
------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER TAXES ON
DISTRIBUTIONS                                                  -15.83     -9.87
------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS AND SALE OF FUND SHARES                       -9.72      -7.88
------------------------------------------------------------------------------------
MSCI ALL COUNTRY FAR EAST FREE EX JAPAN INDEX(3) (REFLECTS
------------------------------------------------------------------------------------
NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                      -9.23      10.75
------------------------------------------------------------------------------------
LIPPER PACIFIC REGION EX-JAPAN FUNDS INDEX3
(REFLECTS NO DEDUCTION FOR TAXES)                              -8.67       7.88
------------------------------------------------------------------------------------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.



*   SEE FOOTNOTE ON PREVIOUS PAGE.
(1) SEE FOOTNOTE ON PREVIOUS PAGE.
(2) THE FUND COMMENCED OPERATIONS ON 11/1/01.
(3) INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

ESTIMATED INVESTOR EXPENSES FOR SELECT CLASS SHARES
The estimated expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ESTIMATED ANNUAL FUND OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEES                                                1.00
DISTRIBUTION (RULE 12b-1) FEES                                 NONE
SHAREHOLDER SERVICE FEES                                       0.25
OTHER EXPENSES(1)                                              1.65
----------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                2.90
FEE WAIVER AND
EXPENSE REIMBURSEMENT(2)                                      (1.40)
----------------------------------------------------------------------
NET EXPENSES(2)                                                1.50
----------------------------------------------------------------------


(1) "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
    YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES TO REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.50% OF ITS AVERAGE DAILY NET ASSETS THROUGH 2/28/04. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY ALSO VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.


EXAMPLE
The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-   $10,000 initial investment,

-   5% return each year, and


-   net expenses through 2/28/04 and total annual operating expenses thereafter.


This example is for comparison only; the actual returns of the Select Class Shares and your actual cost may be higher or lower.


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)    153        766         1,405       3,123
-----------------------------------------------------------------------------

JPMORGAN FLEMING EMERGING MARKETS EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 50-51.


THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a portfolio of equity securities from emerging markets issuers.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in equity securities of emerging markets. "Assets" means net assets, plus the amount of borrowings for investment purposes. Emerging markets includes most countries in the world except Australia, Canada, Japan, New Zealand, the United Kingdom, the U.S., and most of the countries of western Europe.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and rights and warrants to buy common stocks. The Fund may also invest to a lesser extent in debt securities of the above countries.


The Fund may overweight or underweight countries relative to its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Equity Free Index. The Fund emphasizes securities that are ranked as undervalued, while underweighting or avoiding securities that appear overvalued. The Fund typically maintains full currency exposure to those markets in which it invests. However, the Fund may from time to time hedge a portion of its foreign currency exposure into the U.S. dollar.

By emphasizing undervalued securities, the Fund has the potential to produce returns that exceed those of the Fund's benchmark. At the same time, the Fund seeks to limit its volatility to that of the benchmark.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

While the Fund invests primarily in equities, it may also invest in debt securities.


Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

Securities rated in the lowest investment grade category by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Ratings (Fitch), or the equivalent by another national rating organization, or securities that are unrated but are deemed by the adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

The Fund may use derivatives, which are instruments, whose value is based on one or more securities, indexes, interest rates or exchange rates. The Fund may use derivatives to hedge various investments and for risk management. Derivatives may also be used as substitutes for securities in which the Fund can invest.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser, JPMIM, employs a three-step process that combines research, valuation and stock selection.


The adviser takes an in-depth look at the relative valuations and economic prospects of different countries, ranking the attractiveness of their markets. Using these rankings, a team of strategists establishes a country allocation for the Fund. Country allocation may vary either significantly or moderately from the benchmark. The adviser considers the developed countries of Europe (excluding the U.K.) as a whole while monitoring the Fund's exposure to any one country.

Various models are used to quantify the adviser's fundamental stock research, producing a ranking of companies in each industry group according to their relative value. The Fund's adviser then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:

-  catalysts that could trigger a change in a stock's price

-  potential reward compared to potential risk

-  temporary mispricings caused by market overreactions

The Fund has access to the adviser's currency specialists in determining the extent and nature of the Fund's exposure to various foreign currencies. The Fund typically maintains full currency exposure to those markets in which it invests.


    INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANKAND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.


THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.


The value of shares of the Fund will fluctuate in response to movements in emerging markets. Fund performance will also depend on the effectiveness of the adviser's research, as well as its stock picking and currency management decisions.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.


The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investment or private property.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.


Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.


The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.


High-yield debt securities, sometimes called junk bonds, may carry greater risks than securities which have higher credit ratings, including a high risk of default. Companies which issue high-yield securities are often young and growing and have a lot of debt. High-yield securities are considered speculative, meaning there is a significant risk that the issuer may not be able to repay principal or pay interest or dividends on time.


If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use future contracts and other derivatives to help manage duration, yield curve exposures, and credit and spread volatility. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions that other types of investments and they could cause losses that exceed the Fund's original investment.


The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining and prices of these securities may fall more rapidly than those of other securities.

The Fund may invest in privately placed securities. Such securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

  WHO MAY WANT TO INVEST

  THIS FUND IS DESIGNED FOR INVESTORS WHO:
  -   ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
  - WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
  - WANT A FUND THAT SEEKS TO CONSISTENTLY OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
  THIS FUND IS NOT DESIGNED FOR INVESTORS WHO:
  -   ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING
  -   ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT
  -   REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
  -   ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past nine calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the MSCI Emerging Markets Equity Free Index, a broad-based securities market index, and the Lipper Emerging Market Funds Average, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]


YEAR-BY-YEAR RETURNS*,(1)


1994        -7.58%
1995       -10.03%
1996         8.50%
1997        -7.63%
1998       -30.79%
1999        59.10%
2000       -30.36%
2001        -4.67%
2002        -9.22%

BEST QUARTER 4th quarter, 1999                          25.83%
-----------------------------------------------------------------
WORST QUARTER 2nd quarter, 1998                        -23.69%
-----------------------------------------------------------------


* PRIOR TO A MERGER EFFECTIVE 9/7/01, THE FUND OPERATED IN A MASTER-FEEDER STRUCTURE. THE FUND'S PERFORMANCE FOR THE PERIOD BEFORE THE SELECT CLASS SHARES WERE LAUNCHED ON 9/10/01 IS BASED ON THE PERFORMANCE OF A RETAIL FEEDER THAT WAS MERGED OUT OF EXISTENCE (WHOSE INVESTMENT PROGRAM WAS IDENTICAL TO THE INVESTMENT PROGRAM OF, AND WHOSE EXPENSES WERE SUBSTANTIALLY SIMILAR TO CURRENT EXPENSES OF THE SELECT CLASS SHARES) FROM 11/15/93 (COMMENCEMENT OF OPERATIONS) TO 9/10/01.
(1) THE FUND'S FISCAL YEAR END IS 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2002*,(1),(2)



                                                    1 YEAR        5 YEARS       LIFE OF FUND
--------------------------------------------------------------------------------------------
 SELECT CLASS SHARES -- RETURN BEFORE TAXES         -9.22         -7.88         -4.59
--------------------------------------------------------------------------------------------
 SELECT CLASS SHARES -- RETURN AFTER TAXES
 ON DISTRIBUTIONS                                   -9.43         -8.56         -5.13
--------------------------------------------------------------------------------------------
 SELECT CLASS SHARES -- RETURN AFTER TAXES
 ON DISTRIBUTIONS AND SALE OF FUND SHARES           -5.66         -6.38         -3.73
--------------------------------------------------------------------------------------------
 MSCI EMERING MARKETS EQUITY FREE INDEX(3)
 (REFLECTS NO DEDUCTION FOR
 FEES, EXPENSES OR TAXES)                           -6.00         -4.58         -2.99
--------------------------------------------------------------------------------------------
 LIPPER EMERGING MARKET FUNDS
 AVERAGE3 (REFLECTS NO DEDUCTION FOR TAXES)         -5.08         -4.47         -3.48
--------------------------------------------------------------------------------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


*   SEE FOOTNOTE ON PREVIOUS PAGE.
(1) SEE FOOTNOTE ON PREVIOUS PAGE.
(2) THE FUND COMMENCED OPERATIONS ON 11/15/93. PERFORMANCE FOR THE INDEXES IS FROM 11/30/93.
(3) INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEES                                                         1.00
DISTRIBUTION (RULE 12b-1) FEES                                          NONE
SHAREHOLDER SERVICE FEES                                                0.25
OTHER EXPENSES(1)                                                       0.79
----------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                         2.04
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                                (0.29)
----------------------------------------------------------------------------
NET EXPENSES(2)                                                         1.75
----------------------------------------------------------------------------



(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED FOR THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.75% OF ITS AVERAGE DAILY NET ASSETS THROUGH 2/28/05. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY ALSO VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.


EXAMPLE
The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and


- net expenses through 2/28/05 and total annual operating expenses thereafter.

The example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
------------------------------------------------------------------------------
 YOUR COST ($)
 (WITH OR WITHOUT REDEMPTION)   178        582         1,043       2,321
------------------------------------------------------------------------------

JPMORGAN FLEMING EUROPEAN FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 50-51.


THE FUND'S OBJECTIVE
The Fund seeks total return from long-term capital growth. Total return consists of capital growth and current income.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests primarily in equity securities issued by companies with principal business activities in western Europe. Under normal market conditions, the Fund invests at least 80% of the value of its Assets in equity securities of European issuers. "Assets" means net assets, plus the amount of borrowings for investment purposes. Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and rights and warrants to buy common stocks.

While the Fund invests primarily in equities, it may also invest in debt securities rated as investment grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Ratings (Fitch), or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the sub-adviser, J.P. Morgan Fleming Asset Management (London) Limited (JPMFAM (London)), to be of comparable quality. No more than 20% of the Fund's Assets will be invested in debt securities denominated in a currency other than the U.S. dollar. No more than 20% of the Fund's Assets will be invested in debt securities issued by a single foreign government or international organization, such as the World Bank.

The Fund may invest any portion of its assets that is not in equity securities in high-quality money market instruments and repurchase agreements. To temporarily defend its Assets, the Fund may invest any amount of its Assets in these instruments and in debt securities issued by supranational organizations and companies and governments of countries in which the Fund can invest and short-term debt instruments issued or guaranteed by the government of any member of the Organization for Economic Cooperation and Development. These debt securities may be in various currencies.


Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.


The Fund may use derivatives, which are instruments, whose value is based on one or more securities, indexes, interest rates, or exchange rates. The Fund may use derivatives to hedge various investments for risk management or in an effort to produce increased income or gains. Derivatives may also be used as substitutes for securities in which the Fund can invest.


The Fund may change any of these investment policies (including its investment objective) without shareholder approval.


The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
-   THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
-   THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS


The adviser to the Fund is J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM (USA)). In managing the Fund, the sub-adviser seeks to identify those western European countries and sectors where political and economic factors, including currency changes, are likely to produce above-average growth rates. Then the sub-adviser tries to identify companies within those countries and sectors that are poised to take advantage of those political and economic conditions. The Fund will continually review economic and political events in the countries in which it invests.

The Fund may invest in Austria, Belgium, Denmark, Germany, Finland, France, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom, as well as other western European countries which the sub-adviser believes are appropriate. In addition, the Fund may invest up to 8% of its Assets in equity securities of emerging market European issuers. These countries may include Poland, the Czech Republic, Hungary and other countries with similar economic profiles which the sub-adviser believes are appropriate.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The sub-adviser may adjust the Fund's exposure to each currency based on their view of the markets and issuers. It will decide how much to invest in the securities of a particular currency or country by evaluating the yield and potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. It may increase or decrease the emphasis on a type of security, sector, country or currency, based on their analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, sector growth, credit quality and interest rate trends. The Fund may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.

While the Fund's assets will usually be invested in a number of different western European countries, the Fund's sub-adviser may at times invest most or all of the assets in a limited number of these countries. The Fund will, however, try to choose a wide range of industries and companies of varying sizes.

    INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.


The Fund may not achieve its objective if the sub-adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will fluctuate in response to movements in international markets. Fund performance will also depend on the effectiveness of the sub-adviser's research, as well as its stock picking and currency management decisions.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investments or private property.


The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.


The Fund's performance will be affected by political, social and economic conditions in Europe, such as growth of the economic output (the Gross National Product), the rate of inflation, the rate at which capital is reinvested into European economies, the resource self-sufficiency of European countries and interest and monetary exchange rates between European countries.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.


The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities which are rated in the lowest investment grade by Moody's, S&P, Fitch, or the equivalent by another national rating organization, or securities that are unrated but are deemed by the adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

Investing a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, could reduce the Fund's potential returns.


The Fund may use future contracts and other derivatives to help manage duration, yield curve exposures, and credit and spread volatility. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions that other types of investments and they could cause losses that exceed the Fund's original investment.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of the Fund's shares more sensitive to economic problems of those issuing the securities.


The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in the relevant regions are declining and prices of these foreign securities may fall more rapidly than those of other securities.

The Fund may invest in privately placed securities. Such securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

  WHO MAY WANT TO INVEST

  THE FUND IS DESIGNED FOR INVESTORS WHO:
  - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
  - WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
  - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
  THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
  - ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTMENT
  - ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT
  - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
  - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past seven calendar years. This provides some indication of the risk of investing in the Fund. The table shows the average annual total returns for the past one year, five years and life of the Fund. It compares that performance to the Morgan Stanley Capital International (MSCI) Europe Index, a broad-based securities market index, and the Lipper European Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]


YEAR-BY-YEAR RETURNS*,(1)


1996         28.10%
1997         21.38%
1998         28.17%
1999         36.06%
2000        -14.73%
2001        -12.35%
2002         -7.49%

BEST QUARTER 4th quarter, 1999                          33.36%
-----------------------------------------------------------------
WORST QUARTER 2nd quarter, 1998                        -16.97%
-----------------------------------------------------------------


* THE PERFORMANCE FIGURES IN THE TABLE FOR THE PERIOD BEFORE SELECT CLASS SHARES WERE LAUNCHED ON 9/10/01, AND THE PERFORMANCE FIGURES IN THE BAR CHART PRIOR TO 2002, ARE BASED ON THE PERFORMANCE OF THE CLASS A SHARES, WHICH ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES, BUT WHOSE SHARES ARE NOT BEING OFFERED IN THIS PROSPECTUS.
(1) THE FUND'S FISCAL YEAR END IS 10/31.

AVERAGE ANNUAL TOTAL RETURNS(%)

Shares performance over time for periods ended December 31, 2002*,(1),(2)



                                               1 YEAR       5 YEARS  LIFE OF FUND
---------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN BEFORE TAXES      -7.49          3.84          9.47
---------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS                                -7.62          3.19          7.71
---------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS AND SALE OF FUND SHARES        -4.47          3.12          7.20
---------------------------------------------------------------------------------
MSCI EUROPE INDEX(3) (REFLECTS NO DEDUCTION
FOR FEES, EXPENSES OR TAXES)                   -18.38         -2.26          4.65
---------------------------------------------------------------------------------
LIPPER EUROPEAN FUNDS INDEX(3) (REFLECTS
NO DEDUCTION FOR TAXES)                        -17.43         -0.37          5.73
---------------------------------------------------------------------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


*   SEE FOOTNOTE ON PREVIOUS PAGE.
(1) SEE FOOTNOTE ON PREVIOUS PAGE.
(2) THE FUND COMMENCED OPERATIONS ON 11/2/95. PERFORMANCE FOR THE INDEXES IS FROM 11/30/95.
(3) INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)



MANAGEMENT FEE                                                          0.65
DISTRIBUTION (RULE 12b-1) FEES                                          NONE
SHAREHOLDER SERVICES FEE                                                0.25
OTHER EXPENSES(1)                                                       1.53
-----------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                         2.43
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                                (0.93)
-----------------------------------------------------------------------------
NET EXPENSES(2)                                                         1.50



(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED FOR THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT THAT TOTAL ANNUAL OPERATING EXPENSES OF SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.50% OF THEIR AVERAGE DAILY NET ASSETS THROUGH 2/28/05. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY ALSO VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.


EXAMPLE

The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:


-   $10,000 initial investment,
-   5% return each year, and


-   net expenses through 2/28/05 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.



                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
----------------------------------------------------------------------------
YOUR COST ($)
WITH OR WITHOUT REDEMPTION)     153        574         1,122       2,620
----------------------------------------------------------------------------

JPMorgan FLEMING INTERNATIONAL EQUITY FUND
(FORMERLY JPMORGAN SELECT INTERNATIONAL EQUITY FUND)


RISK/RETURN SUMMARY
For a more detail discussion of the Fund's main risks, please see pages 50-51.


THE FUND'S OBJECTIVE
The Fund seeks total return from long-term capital growth and income. Total return consists of capital growth and current income.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal conditions, the Fund will invest at least 80% of the value of its Assets in equity investments. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund will primarily invest in foreign companies of various sizes, including foreign subsidiaries of U.S. companies.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and rights and warrants to buy common stocks. These investments may take the form of depositary receipts.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
-   THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
-   THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.


While the Fund invests primarily in equity securities, it may also invest in investment-grade debt securities. Investment-grade means a rating in the four highest categories by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Ratings (Fitch), or the equivalent by another national rating organization, or securities that are unrated but are deemed by the sub-adviser, JPMFAM (London), to be of comparable quality. No more than 20% of the Fund's Assets will be invested in debt securities denominated in a currency other than the U.S. dollar. No more than 20% of the Fund's Assets will be invested in debt securities issued by a foreign government or international organization, such as the World Bank.

Although the Fund intends to invest primarily in equity securities and investment-grade debt securities, under normal market conditions it may invest up to 20% of its Assets in high-quality money market instruments and repurchase agreements. To temporarily defend its assets during adverse market, economic or other conditions, the Fund may invest any amount of its assets in these instruments.


Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies which are authorized to invest in those countries.


The Fund may use derivatives, which
are instruments, whose value is based on one or more securities, indexes, interest rates or exchange rates. The Fund may use derivatives to hedge various investments for risk management or in an effort to produce increased income or gains. Derivatives may also be used as substitutes for securities in which the Fund can invest.


The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

INVESTMENT PROCESS

The adviser of the Fund is JPMFAM (USA). In managing the Fund, the sub-adviser will seek to diversify the Fund's portfolio by investing in at least three issuers in several countries other than the United States. However, the Fund may invest a substantial part of its assets in just one country.

The Fund intends to invest in companies (or governments) in the following countries or regions: the Far East (including Japan, Hong Kong, Singapore and Malaysia), Western Europe (including the United Kingdom, Germany, the Netherlands, France, Switzerland, Italy, Scandinavia and Spain), Australia, Canada and other countries or areas that the sub-adviser may select from time to time. A substantial part of the Fund's assets may be invested in U.S. companies based in countries that are represented in the Morgan Stanley Capital International (MSCI), Europe, Australia and Far East (EAFE) Index. However, the Fund may also invest in companies or governments in emerging markets.

The sub-adviser may adjust the Fund's exposure to each currency based on its view of the markets and issuers. The sub-adviser will decide how much to invest in the securities of a particular country or currency by evaluating the yield and potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. The sub-adviser may increase or decrease the emphasis on a type of security, sector, country or currency, based on its analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, sector growth, credit quality and interest rate trends. The Fund may purchase securities where the issuer located in one country but the security is denominated in the currency of another.

     INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.


THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. This section describes some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the sub-adviser's expectations regarding particular securities or markets are not met.


The value of shares of the Fund will fluctuate in response to movements in international markets. Fund performance will also depend on the effectiveness of the sub-adviser's research, as well as its stock picking and currency management decisions.


Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.


The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries increase when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investment or private property.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.


The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.


Securities rated in the lowest investment grade category by Moody's, S&P, Fitch, or the equivalent by another national rating organization, or securities that are unrated but are deemed by the sub-adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.


If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including where the Fund is investing for temporary defensive purposes, it could reduce the

Fund's potential returns.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions that other types of investments and they could cause losses that exceed the Fund's original investment.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of the Fund's shares more sensitive to economic problems among those issuing the securities.


The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining and prices of these securities may fall more rapidly than those of other securities.


  WHO MAY WANT TO INVEST

  THIS FUND IS DESIGNED FOR INVESTORS WHO:
  - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
  - WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
  - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
  THIS FUND IS NOT DESIGNED FOR INVESTORS WHO:
  - ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING
  - ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT
  - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
  - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past nine calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year and five years and the life of the Fund. It compares that performance to the MSCI Index EAFE, a broad-based securities market index, and the Lipper International Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily indicative of how any class of this Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1994        -4.15%
1995         9.83%
1996        10.45%
1997         5.11%
1998        13.54%
1999        39.16%
2000       -16.59%
2001       -16.99%
2002       -12.29%


BEST QUARTER 4th quarter, 1999                                27.13%
---------------------------------------------------------------------
WORST QUARTER 3rd quarter, 2002                              -19.71%
---------------------------------------------------------------------


* ON 1/1/97, THE FUND RECEIVED THE ASSETS OF TWO COMMON TRUST FUNDS WHICH HAD BEEN MAINTAINED BY A PREDECESSOR OF JPMORGAN CHASE BANK. THE PERFORMANCE OF THE FUND BEFORE THAT DATE IS BASED ON THE HISTORICAL PERFORMANCE OF ONE OF THE COMMON TRUST FUNDS WHOSE ASSETS WERE TRANSFERRED TO THE FUND. THE HISTORICAL PERFORMANCE OF SHARES OF THE PREDECESSOR COMMON TRUST FUND HAS BEEN ADJUSTED TO REFLECT THE FUND'S EXPENSE LEVELS (ABSENT REIMBURSEMENTS) THAT WERE IN PLACE AT THE TIME THE FUND RECEIVED THE COMMON TRUST FUND ASSETS.
(1) THE FUND'S FISCAL YEAR END IS 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2002*,(1),(2)



                                             PAST 1 YEAR   PAST 5 YEARS        LIFE OF THE FUND
-----------------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN
BEFORE TAXES                                 -12.29        -0.82               2.34
-----------------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN
AFTER TAXES ON DISTRIBUTIONS                 -12.49        -2.19                N/A(3)
---------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN
AFTER TAXES ON DISTRIBUTIONS AND
SALE OF FUND SHARES                           -7.46        -0.67                N/A(3)
-----------------------------------------------------------------------------------------------
MSCI EAFE INDEX(4) (REFLECTS NO DEDUCTION
FORFEES, EXPENSES FOR TAXES)                 -15.94        -2.89               1.77
-----------------------------------------------------------------------------------------------
LIPPER INTERNATIONAL FUNDS INDEX(4)
(REFLECTS NO DEDUCTION FOR TAXES)            -13.84        -1.65               4.10
-----------------------------------------------------------------------------------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*   SEE FOOTNOTE ON PREVIOUS PAGE.

(1) SEE FOOTNOTE ON PREVIOUS PAGE.
(2) THE FUND COMMENCED OPERATIONS ON 5/31/93.
(3) AFTER-TAX RETURNS HAVE NOT BEEN CALCULATED FOR THE PERIODS PRIOR TO 1/1/97, DUE TO DIFFERENT TAX AND DISTRIBUTION REQUIREMENTS OF THE PREDECESSOR COMMON TRUST FUND.
(4) INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses for the Select Class Shares are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEES                                                       1.00
DISTRIBUTION (RULE 12b-1) FEES                                        NONE
SHAREHOLDER SERVICE FEES                                              0.25
OTHER EXPENSES(1)                                                     0.29
--------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                       1.54
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                              (0.29)
--------------------------------------------------------------------------
NET EXPENSES(2)                                                       1.25
--------------------------------------------------------------------------



(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED FOR THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREED THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 1.25% OF ITS AVERAGE DAILY NET ASSET THROUGH 2/28/04. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY ALSO VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.


EXAMPLE
The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-   $10,000 initial investment,

-   5% return each year, and


-   net expenses through 2/28/04 and total annual operating expenses thereafter.

The example is for comparison only; the actual returns for the Select Class Shares and your actual costs may be higher or lower.



                               1 YEAR    3 YEARS     5 YEARS      10 YEARS
---------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)   127        458         812         1,810
---------------------------------------------------------------------------

JPMorgan FLEMING INTERNATIONAL OPPORTUNITIES FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 50-51.


THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund's assets are invested primarily in equity securities of companies from developed countries other than the U.S. The Fund's assets may also be invested to a limited extent in emerging markets issuers. Developed countries include Australia, Canada, Japan, New Zealand, the United Kingdom, and most of the countries of western Europe; emerging markets include most other countries in the world.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund focuses on individual equity selection, emphasizing those equity securities that are ranked as undervalued according to proprietary research of the adviser of the Fund, JPMIM. The Fund is not constrained by capitalization, style or geographic limits and will be broadly diversified across industries.


The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.


While the Fund invests primarily in equities, it may also invest in debt securities rated as investment grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Ratings (Fitch), or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the adviser to be of comparable quality.

The Fund will invest substantially in securities denominated in foreign currencies and will actively seek to enhance returns where appropriate through managing currency exposure.


Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.


The Fund may use derivatives, which are instruments whose value is based on one or more securities, indexes, interest rates or exchange rates. The Fund may use derivatives to hedge various investments and for risk management. Derivatives may also be used as substitutes for securities in which the Fund can invest.


The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection.

The adviser selects securities for the Fund's portfolio using its own investment process to determine which companies are most likely to provide high total return to shareholders. The adviser chooses the most attractive securities in each sector and builds the portfolio bottom up. Stocks in each industry are ranked with the help of fundamental valuations, then selected for investment. The adviser may adjust currency exposure to manage risks and enhance returns.

The adviser's investment process focuses on allocating assets by selecting securities and managing currency exposure. The Fund largely avoids using sector or market-timing strategies.

Through its extensive global equity research and analytical systems, the adviser seeks to generate an information advantage. Using fundamental analysis as well as macro-economic models, the adviser develops proprietary research on countries, companies and currencies.

In these processes, the analysts focus on a relatively long period rather than on near-term expectations alone.

The adviser buys and sells securities, using the research and valuation rankings as well as its assessment of other factors, including:


Various models are used to quantify the adviser's fundamental stock research, producing a ranking of companies in each industry group according to their relative value. The Fund's adviser then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:

- catalysts that could trigger a change in a stock's price

- potential reward compared to potential risk

- temporary mispricings caused by market overreactions

     INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.


THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.


The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.


The value of shares of the Fund will be fluctuate in response to movements international markets. Fund performance will also depend on the effectiveness of the adviser's research, as well as its equity picking and currency management decisions.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations.

Foreign markets tend to be more volatile than those of the U.S., and changes in currency exchange rates could reduce the Fund's performance. These risks are higher in emerging markets. To the extent that the Fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. However, the Fund does not typically use this strategy for its emerging markets currency exposure.

Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investments or private property.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.


The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities rated in the lowest investment grade by Moody's, S&P, Fitch, or the equivalent by another national rating organization, or securities that are unrated but are deemed by the adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.


The Fund may use future contracts and other derivatives to help manage duration, yield curve exposures, and credit and spread volatility. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions that other types of investments and they could cause losses that exceed the Fund's original investment.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions.


  WHO MAY WANT TO INVEST

  THE FUND IS DESIGNED FOR INVESTORS WHO:
  - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
  - WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
  - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
  THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
  - ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING
  - ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT
  - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
  - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past five calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index and the MSCI All Country World Index Free (ex-U.S.), broad-based market indexes, and the Lipper International Funds Index, a broad-based index. In the past, the Fund has compared its performance to MSCI All Country World Index Free (ex-U.S.), but will now compare its performance to the MSCI EAFE Index. The adviser believes that the MSCI EAFE Index is more appropriate since it more accurately reflects the Fund's investment strategy.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

[CHART]


YEAR-BY-YEAR RETURNS*,(1)


1998        3.47%
1999       40.05%
2000      -16.40%
2001      -19.61%
2002      -17.37%

BEST QUARTER 4th quarter, 1998        21.81%
--------------------------------------------
WORST QUARTER 3rd quarter, 1998      -21.38%
--------------------------------------------

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


* PRIOR TO A MERGER EFFECTIVE 9/7/01, THE FUND OPERATED IN A MASTER-FEEDER STRUCTURE. THE FUND'S PERFORMANCE FOR THE PERIOD BEFORE THE SELECT CLASS SHARES WERE LAUNCHED ON 9/10/01 IS BASED ON THE PERFORMANCE OF A RETAIL FEEDER FUND THAT WAS MERGED OUT OF EXISTENCE (WHOSE INVESTMENT PROGRAM WAS IDENTICAL TO AND WHOSE EXPENSES WERE SUBSTANTIALLY THE SIMILAR TO THE CURRENT EXPENSES OF THE SELECT CLASS SHARES) FROM 2/26/97 (COMMENCEMENT OF OPERATIONS) TO 9/10/01.
(1) THE FUND'S FISCAL YEAR END IS 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time for periods ended December 31, 2002*,(1),(2)



                                                   PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND
-------------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN BEFORE TAXES              -17.37         -4.25         -3.40
-------------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS                                        -17.71         -5.07         -4.15
-------------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER TAXES ON
DISTRIBUTIONS AND SALE OF FUND SHARES                   -10.66         -3.58         -2.90
-------------------------------------------------------------------------------------------
MSCI EAFE INDEX (REFLECTS NO DEDUCTION FOR
FEES, EXPENSES OR TAXES)                                -15.94         -2.89         -1.86
-------------------------------------------------------------------------------------------
MSCI ALL COUNTRY WORLD INDEX FREE (EX-U.S.)(3)
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES
OR TAXES)                                               -14.67         -2.66         -1.94
-------------------------------------------------------------------------------------------
LIPPER INTERNATIONAL FUNDS INDEX(3) (REFLECTS
NO DEDUCTION FOR TAXES)                                 -13.84         -1.65         -0.55
-------------------------------------------------------------------------------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not refelect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


*   SEE FOOTNOTE ON PREVIOUS PAGE.
(1) SEE FOOTNOTE ON PREVIOUS PAGE.
(2) THE FUND COMMENCED OPERATIONS ON 2/26/97. PERFORMANCE FOR THE INDEXES IS FROM 2/28/97.
(3) INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEES                                                         0.60
DISTRIBUTION (RULE 12b-1) FEES                                          NONE
SHAREHOLDER SERVICE FEES                                                0.25
OTHER EXPENSES(1)                                                       0.37
----------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                         1.22
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                                (0.02)
----------------------------------------------------------------------------
NET EXPENSES(2)                                                         1.20
----------------------------------------------------------------------------



(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED FOR THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 1.20%, OF THEIR AVERAGE DAILY NET ASSETS THROUGH 2/28/05. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY ALSO VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.


EXAMPLE
The example below is intended to help you compare the cost of investing in the Select Class Shares with cost of investing in other mututal Funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and


- net expenses through 2/28/05, and total annual operating expenses thereafter.

The example is for comparison only; the actual returns of Select Class Shares and your actual cost may be higher or lower.



                                1 YEAR     3 YEARS     5 YEARS    10 YEARS
--------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)      122         383         666        1,474
--------------------------------------------------------------------------

JPMorgan FLEMING INTERNATIONAL VALUE FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 50-51.


THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a portfolio of foreign company equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests primarily in equity securities from developed countries included in the Salomon Smith Barney (SSB) Primary Market Index (PMI) Value Europe, Pacific and Asia Composite (EPAC) Index, which is the Fund's benchmark. The Fund typically does not invest in U.S. companies.

The Fund's sector weightings generally approximate those of the SSB PMI Value EPAC Index, although it does not seek to mirror the index in its choice of individual securities. In choosing stocks, the Fund emphasizes those that are ranked as undervalued according to the proprietary research of the adviser, JPMM, while underweighting or avoiding those that appear overvalued.


The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.


While the Fund invests primarily in equity securities, it may also invest in debt securities rated as investment grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Ratings (Fitch), or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the adviser to be of comparable quality.


To temporarily defend its assets, the Fund may invest any amount of its assets in high-quality short-term instruments.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.


The Fund may use derivatives, which are instruments, whose value is based on one or more securities, indexes, interest rates or exchange rates. The Fund may use derivatives to hedge various investments and for risk management. Derivatives may also be used as substitutes for securities in which the Fund can invest.


The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser employs a process that combines fundamental research for identifying portfolio securities and currency management decisions.

Various models are used to quantify the adviser's fundamental stock research, producing a ranking of companies in each sector according to their relative value. The Fund's management team then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:


- value characteristics such as P/B, P/E

- catalysts that could trigger a change in a stock's price

- potential reward compared to potential risk

- temporary mispricings caused by market overreactions

The Fund has access to the adviser's currency specialists in determining the extent and nature of the Fund's exposure to various foreign currencies.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. This section describes some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.


The value of shares of the Fund will fluctuate in response to movements in international markets. Fund performance will also depend on the effectiveness of the adviser's research, as well as its stock picking and currency management decisions.


Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.


The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investments or private property.


The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.


Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.


The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities rated in the lowest investment grade category by Moody's, S&P, Fitch, or the equivalent by another national rating organization, or securities that are unrated but are deemed by the adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.


The Fund may use future contracts and other derivatives to help manage duration, yield curve exposures, and credit and spread volatility. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions that other types of investments and they could cause losses that exceed the Fund's original investment.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining and prices of these foreign securities may fall more rapidly than those of other securities.


The Fund may invest in privately placed securities. Such securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

  WHO MAY WANT TO INVEST

  THE FUND IS DESIGNED FOR INVESTORS WHO:
  - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
  - WANT TO ADD A NON-U.S. INVESTMENT WITH VALUE POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
  - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
  THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
  - ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING
  - ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT
  - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
  - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to SSB PMI Value EPAC Index, a broad-based securities market index, and the Lipper International Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1993       24.37%
1994        5.65%
1995        7.59%
1996        8.41%
1997        1.17%
1998       13.48%
1999       29.92%
2000      -18.05%
2001      -22.47%
2002      -17.62%


BEST QUARTER 4th quarter, 1998           20.23%
WORST QUARTER 3rd quarter, 2002         -20.92%



* PRIOR TO A MERGER EFFECTIVE 9/7/01, THE FUND OPERATED IN A MASTER-FEEDER STRUCTURE. THE FUND'S PERFORMANCE FOR THE PERIOD BEFORE THE SELECT CLASS SHARES WERE LAUNCHED ON 9/10/01 IS BASED ON THE PERFORMANCE OF A RETAIL FEEDER FUND THAT WAS MERGED OUT OF EXISTENCE (WHOSE INVESTMENT PROGRAM WAS IDENTICAL TO AND WHOSE EXPENSES WERE SUBSTANTIALLY SIMILAR TO THE CURRENT EXPENSES OF THE SELECT CLASS SHARES) FROM 10/3/93 (FORMER FEEDER FUND COMMENCEMENT OF OPERATIONS) TO 9/10/01. PRIOR TO 10/3/93, RETURNS REFLECT THE PERFORMANCE OF THE PIERPONT INTERNATIONAL EQUITY FUND, THE FUND'S PREDECESSOR.

(1) THE FUND'S FISCAL YEAR END IS 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time for periods ended December 31, 2002*,(1)


                                                        PAST 1 YEAR   PAST 5 YEARS  PAST 10 YEARS
-------------------------------------------------------------------------------------------------
SELECT CLASS SHARES-- RETURN BEFORE TAXES                    -17.62          -5.05           1.81
-------------------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER
TAXES ON DISTRIBUTIONS                                       -18.53          -8.02          -0.77
-------------------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER
TAXES ON DISTRIBUTIONS AND SALE OF
FUND SHARES                                                  -10.59          -4.24           0.95
-------------------------------------------------------------------------------------------------
SSB PMI VALUE EPAC INDEX(2) (REFLECTS NO
DEDUCTION FOR FEES, EXPENSES OR TAXES)                       -13.08          -0.89           6.02
-------------------------------------------------------------------------------------------------
LIPPER INTERNATIONAL FUNDS INDEX(2)
(REFLECTS NO DEDUCTION FOR TAXES)                            -13.84          -1.65           5.55
-------------------------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*   SEE FOOTNOTE ON PREVIOUS PAGE.
(1) SEE FOOTNOTE ON PREVIOUS PAGE.
(2) INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEES                                                         0.60
DISTRIBUTION (RULE 12b-1) FEES                                          NONE
SHAREHOLDER SERVICE FEES                                                0.25
OTHER EXPENSES(1)                                                       0.64
----------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                         1.49
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                                (0.08)
----------------------------------------------------------------------------
NET EXPENSES(2)                                                         1.41



(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED FOR THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.41% OF ITS AVERAGE DAILY NET ASSETS THROUGH 2/28/05. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY ALSO VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.


EXAMPLE
The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,
- 5% return each year, and


- net expenses through 2/28/05 and total annual operating expenses thereafter.

The example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.



                               1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)   144        455         798         1,765
--------------------------------------------------------------------------

THE FUNDS' MANAGEMENT AND ADMINISTRATION

The Fleming Emerging Markets Equity Fund, Fleming International Opportunities Fund and Fleming International Value Fund are series of J.P. Morgan Institutional Funds, a Massachusetts business trust. The Fleming International Equity Fund is a series of Mutual Fund Select Group, a Massachusetts business trust. The Fleming Asia Equity Fund and Fleming European Fund are series of Mutual Fund Group, a Massachusetts business trust. The J.P. Morgan Institutional Funds, Mutual Fund Select Group and Mutual Fund Group (Trusts) are all governed by the same trustees. The trustees of each trust are responsible for overseeing all business activities.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.


THE FUNDS' INVESTMENT ADVISERS

JPMIM is the investment adviser for the Fleming Asia Equity, Fleming Emerging Markets Equity, Fleming International Opportunities and Fleming International Value Funds. It makes the day-to-day investment decisions for Fleming Emerging Market Equity, Fleming International Opportunities and Fleming International Value Funds. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

JPMFAM (USA) is the investment adviser for the Fleming International Equity and Fleming European Funds. JPMFAM (USA) is located at 522 Fifth Avenue, New York, NY 10036.

JFIMI is the sub-adviser to the Fleming Asia Equity Fund. It makes the day-to-day investment decision for the Fund. JPMIM pays JFIMI a subadvisory fee for its services. JFIMI is located at 21/F, Chater House,8 Connaught Road, Central Hong Kong.

JPMFAM (London) is the sub-adviser to the Fleming European Fund and Fleming International Equity Fund. It makes the day-to-day investment decisions for the Fund. JPMFAM (USA) pays JPMFAM (London) a sub-advisory fee for its services. JPMFAM (London) is a wholly owned subsidiary of JPMorgan Chase. JPMFAM (London) is located at 20 Finsbury Street, London, U.K. ECZY9AQ.

JPMIM and JFIMI are wholly owned subsidiaries of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

JPMFAM (USA) and JPMFAM (London) are wholly owned subsidiaries of JPMorgan Chase Bank, which is a wholly owned subsidiary of JPMorgan Chase.


During the most recent fiscal year, each adviser was paid management fees (net of waivers) as a percentage of average daily net assets as follows:


                              FISCAL
FUND                          YEAR END        %
-------------------------------------------------
FLEMING ASIA FUND             10/31/02       0.08
-------------------------------------------------
FLEMING EMERGING MARKETS
EQUITY FUND                   10/31/02       0.89
-------------------------------------------------
FLEMING EUROPEAN FUND         10/31/02       0.11
-------------------------------------------------
FLEMING INTERNATIONAL
EQUITY FUND                   10/31/02       0.50
-------------------------------------------------
FLEMING INTERNATIONAL
OPPORTUNITIES FUND            10/31/02       0.60
-------------------------------------------------
FLEMING INTERNATIONAL
VALUE FUND                    10/31/02       0.51
-------------------------------------------------

THE PORTFOLIO MANAGERS

FLEMING ASIA EQUITY FUND
The portfolio management team is led by Edward Pulling, Managing Director, who has been an investment manager since joining JPMorgan Chase (or one of its predecessors) in 1995, Charlotte Yew, Managing Director, who has been an investment manager since joining JPMorgan Chase (or one of its predecessors) in 1990, Michael Koh, Managing Director, who has been an investment manager since joining JPMorgan Chase (or one of its predecessors) in 1981 and Richard Cardiff, Vice President of JPMIM, who has been at JPMorgan Chase (or one of its predecessors) since 1995.


FLEMING EMERGING MARKETS EQUITY FUND

The management team is led by Richard Schmidt, Vice President, who has been at JPMorgan Chase (or one of its predecessors) since 1991, and Gulce Cini, Vice President, who has been at JPMorgan Chase (or one of its predecessors) since 1992.


FLEMING EUROPEAN FUND
James Elliot and Ajay Gambhir are both assistant directors of the European Equity Group. Mr. Elliot joined JPMFAM (London) in June of 1995 as an executive in the European Investment Banking Group. He was appointed a portfolio manager in 1998 and Assistant Director in 1999. Mr. Gambhir joined JPMFAM (London) in December of 1997 as a fund manager in the European Equity Group. Prior to that he worked as a fund manager at NM Rothschild & Sons Limited. Mr. Gambhir was appointed Assistant Director in April 2000. Both have managed the Fund since August 2000.


FLEMING INTERNATIONAL EQUITY FUND
The portfolio management team is led by James Fisher and Peter Harrison, both Managing Directors at JPMFAM (London). Mr. Fisher is the Director in-charge of EAFE funds. He has worked at JPMFAM (London) since 1991 in numerous investment roles. Mr. Harrison has worked at JPMFAM (London) since September of 1996 and became head of the Global Portfolios group in 1998.


FLEMING INTERNATIONAL OPPORTUNITIES FUND

The management team is led by Andrew C. Cormie, Managing Director, who has been an international equity portfolio manager since 1997 and employed by JPMorgan Chase (or one of its predecessors) since 1984, Nigel F. Emmett, Vice President, who has been on the team since joining JPMorgan Chase (or one of its predecessors) in 1997, and Pavlos M. Alexandrakis, Vice President, who joined JPMorgan Chase in 2002. Prior to joining JPMorgan Chase, Mr. Alexandrakis, was a Senior Vice President and Director of Pioneer Investment Management managing several international and global mutual funds from 1998 to 2002 and a Director at Smith Barney Asset Management managing global/international wrap fee products from 1994-1998.


FLEMING INTERNATIONAL VALUE FUND
The portfolio management team is led by Nigel F. Emmett, Vice President, who has been on the team since joining JPMorgan Chase (or one of its predecessors) in August 1997, and by Gerd Woort-Menker, Vice President, who joined the team in January 2001 and has been at JPMorgan Chase (or one of its predecessors) since 1987. Previously,

Mr. Emmett was an assistant manager at Brown Brothers Harriman and Co. and a portfolio manager at Gartmore Investment Management. Prior to joining the team, Mr. Woort-Menker was head of the International Research Group in London.

THE FUNDS' ADMINISTRATOR
JPMorgan Chase Bank (Administrator) provides administrative services and oversees each Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services:

0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.


The Trusts on behalf of the Funds have entered into a Shareholder Servicing Agreement with JPMorgan Chase Bank under which JPMorgan Chase Bank has agreed to provide certain support services to its customers. For performing these services, JPMorgan Chase Bank, as shareholder servicing agent, receives an annual fee of up to 0.25% of the average daily net assets of the Select Class Shares held by investors serviced by the shareholder servicing agent.

Each of advisers and J.P. Morgan Fund Distributors, Inc. (JPMFD) may, at its own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for its customers.


THE FUNDS' DISTRIBUTOR

JPMFD is the distributor for the Funds. JPMFD is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES

You do not pay any sales charge (sometimes called a load) when you buy Select Class Shares of these Funds. The price you pay for your shares is the net asset value per share (NAV) of the class. NAV is the value of everything the class of a Fund owns, minus everything the class owes, divided by the number of shares held by investors. Each Fund generally values its assets at their market price but if market prices are unavailable or do not represent a security's value at the time of pricing, then each Fund values its assets at their fair value in accordance with procedures established by and under the general supervision and responsibility of its board of trustees. When fair value is used, the prices of securities used by each Fund to calculate its shares' NAV may differ from quoted or published prices for the same securities.

The NAV of each class of shares is calculated once each day at the close of regular trading on the New York Stock Exchange (NYSE). You will pay the next NAV calculated after the JPMorgan Fund Service Center receives your order in proper form. An order is in proper form only after funds are converted into federal funds.


The Funds invest in securities that are primarily listed on foreign exchanges and these exchanges may trade on Saturdays or other U.S. holidays on which the Funds do not price. As a result, these Funds' portfolios will trade and their NAVs may fluctuate significantly on days when you have no access to the Funds.


You can buy shares in one of two ways:





THROUGH YOUR INVESTMENT REPRESENTATIVE OR FINANCIAL SERVICE FIRM
Tell your representative or firm which Funds you want to buy and he or she will contact us. Your representative or firm may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives or firms charge a single fee that covers all services. Your representative or firm may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS
SERVICE CENTER
Call 1-800-348-4782
Or
Complete the application form and mail it along with a check for the amount you want to invest to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392


The JPMorgan Funds Service Center accepts purchase orders on any business day that the NYSE is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the NYSE, we will process your order at that day's price.


You must provide a Taxpayer Identification Number when you open an account. Each Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.


Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash, or checks from a third party. If you purchase shares by check, you cannot sell these shares until your check clears, which could take up to 15 calendar days after such shares were purchase check was received by JPMorgan Funds Service Center. If you buy through an Automated Clearing House, you can not sell your shares until the payment clears. This could take more than seven business days.

Your purchase will be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds. Orders by wire will be canceled if the JPMorgan Funds Service Center does not receive payment by 4:00 p.m. Eastern time on the settlement date. Any funds received in connection with late orders will be invested on the following business day.


MINIMUM INVESTMENTS

First time investors must buy a minimum of $1,000,000 worth of Select Class Shares in a Fund to open an account. There are no minimum levels for subsequent purchases. An investor can combine purchases of Select Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. The minimum investment may be less for certain investors. Current shareholders of Select Class Shares who hold their shares as a result of the reorganization of certain JPMorgan Funds in September 2001 may purchase Select Class Shares of these and other Funds without regard to this minimum. Each Fund may waive this minimum at its discretion.


SELLING FUND SHARES

When you sell your shares you will receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order in proper form. In order for you to receive that day's NAV, the JPMorgan Funds Service Center must receive your request before the close of regular trading on the NYSE.

We will need the names of the registered shareholders and your account number before we can sell your shares. We generally will wire the proceeds from the sale to your bank account on the day after we receive your request in proper form. We will not accept an order to sell shares if the Fund has not collected your payment for the shares. The Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.


You will need to have your signature guaranteed if you want your payment sent to an address other than the one we have in our records. We may also need additional documents or a letter from a surviving joint owner before selling the shares.


You may sell shares in one of two ways:


THROUGH YOUR INVESTMENT REPRESENTATIVE OR FINANCIAL SERVICE FIRM

Tell your representative or firm which Funds you want to sell. They will send all necessary documents to the JPMorgan Funds Service Center. Your representative or firm may charge you for this service.


THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782. We will send you a check or send the proceeds via electronic transfer or wire.


REDEMPTIONS-IN-KIND
Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES
You can exchange your Select Class Shares for shares of the same class in certain other JPMorgan Funds. For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the Funds you want to buy before making an exchange. Call 1-800-348-4782 for details.


You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information (SAI) to find out more about the exchange privilege.


EXCHANGING BY PHONE
You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Funds Service Center or your investment representative.

OTHER INFORMATION CONCERNING THE FUNDS

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the investment minimum noted above for 30 days as a result of selling shares. We will give you 60 days' notice before closing your account. This restriction does not apply to shareholders who hold Select Class Shares as a result of the reorganization of certain JPMorgan Funds in September 2001.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We will take reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses from any sales request, if the Funds take reasonable precautions. The applicable Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.


You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.


You may write to:


JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392


Each Fund may issue multiple classes of shares. This prospectus relates only to Select Class Shares of the Funds. Each class may have different requirements for who may invest. A person who gets compensated for selling Fund shares may receive a different amount for each class.


DISTRIBUTIONS AND TAXES
The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

The Funds declare and pay any net investment income and net capital gain at least annually. You have three options for your distributions. You may:

-    reinvest all distributions in additional Fund shares;


- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Investment income received by the Funds from sources in foreign jurisdictions may have taxes withheld at the source. Since it is anticipated that more than 50% of each such Fund's assets at the close of its taxable year will be in securities of foreign corporations, each such Fund may elect to "pass through" to its shareholders the foreign taxes that it paid.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor tax consequences are unique, please consult your tax adviser to see how investing in a Fund will affect your own tax situation.

RISK AND REWARD ELEMENTS FOR THE FUNDS

This table identifies the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help certain Funds manage risk.


POTENTIAL RISKS                              POTENTIAL REWARDS                           POLICIES TO BALANCE RISK AND REWARD
----------------------------------------------------------------------------------------------------------------------------------
FOREIGN AND OTHER MARKET CONDITIONS
- Each Fund's share price and performance    - Stocks have generally outperformed        - Under normal circumstances each Fund
  will fluctuate in response to stock and      more stable investments (such as bonds      plans to remain fully invested in
  bond market movements                        and cash equivalents) over the long term    accordance with its policies. Equity
- The value of most bonds will fall when     - Foreign investments, which represent a      investments may include common stock,
  interest rates rise; the longer a bond's     major portion of the world's                convertible securities, preferred
  maturity and the lower its credit            securities, offer attractive potential      stocks, depositary receipts (such as
  quality, the more its value typically        performance and opportunities for           ADRs and EDRs), trust or partnership
  falls                                        diversification                             interests, warrants, rights, and
- A Fund could lose money because of for-    - Most bonds will rise in value when          investment company securities
  eign government actions, political           interest rates fall                       - Each Fund seeks to limit risk and
  instability, or lack of adequate           - Foreign bonds, which represent a major      enhance performance through active
  and/or accurate information                  portion of the world's fixed income         management, country allocation and
- Investment risks tend to be higher in        securities, offer attractive                diversification
  emerging markets. These markets also         potential performance and                 - During severe market downturns, each
  present higher liquidity and valuation       opportunities for diversification           Fund has the option of investing up to
  risks                                      - Emerging markets can offer higher           100% of assets in high quality
- Adverse market conditions may from time      returns                                     short-term instruments
  to time cause a Fund to take temporary
  defensive positions that are
  inconsistent with its principal
  investment strategies and may hinder a
  Fund from achieving its investment
  objective

MANAGEMENT CHOICES
- A Fund could underperform its benchmark    - A Fund could outperform its benchmark     - The advisers focus their active
  due to its securities choices and other      due to these same choices                   management on securities selection, the
  management decisions                                                                     area where it believes its commitment
                                                                                           to research can most enhance  returns

FOREIGN CURRENCIES
- Currency exchange rate movements could     - Favorable exchange rate movements         - Except as noted earlier in this
  reduce gains or create losses                could generate gains or reduce losses       prospectus, each Fund manages the cur-
- Currency and investment risks tend to                                                    rency exposure of its foreign
  be higher in emerging markets; these                                                     investments relative to its benchmark
  markets also present higher liquidity                                                    and may hedge a portion of its foreign
  and valuation risks                                                                      currency exposure into the U.S. dollar
                                                                                           from time to time (see also
                                                                                           "Derivatives")

WHEN-ISSUED AND DELAYED DELIVERY
SECURITIES
- When a Fund buys securities before         - A Fund can take advantage of              - Each Fund segregates liquid assets to
  issue or for delayed delivery, it could      attractive transaction opportunities        offset leverage risk
  be exposed to leverage risk if it does
  not segregate liquid assets

POTENTIAL RISKS                              POTENTIAL REWARDS                           POLICIES TO BALANCE RISK AND REWARD
----------------------------------------------------------------------------------------------------------------------------------
DERIVATIVES
- Derivatives such as futures, options,      - Hedges that correlate well with           - Each Fund uses derivatives for hedging
  swaps, and forward foreign currency          underlying positions can reduce or          and for risk management (i.e., to
  contracts(1) that are used for hedging       eliminate losses at low cost                establish or adjust exposure to
  the portfolio or specific securities may     particular securities, markets or         - Each Fund only establishes hedges that
  not fully offset the underlying              currencies); risk management may            they expect will be highly correlated
  positions and this could result in           include management of a Fund's exposure     with underlying positions
  losses to the Fund that would not have       relative to its benchmark.                - The Funds may use derivatives in an
  otherwise occurred                         - A Fund could make money and protect         effort to produce increased gains.
- Derivatives used for risk management or      against losses if the investment
  for certain Funds to increase the            analysis proves correct
  Fund's gain may not have the intended      - Derivatives that involve leverage
  effects and may result in losses or          could generate substantial gains at low
  missed opportunities                         cost
- The counterparty to a derivatives
  contract could default
- Derivatives that involve leverage could
  magnify losses
- Certain types of derivatives involve
  costs to a Fund which can reduce returns
- Derivatives used for non-hedging
  purposes could cause losses that exceed
  the original investment
- Derivatives may, for tax purposes,
  affect the character of gain and loss
  realized by a Fund, accelerate
  recognition of income to a Fund, affect
  the holding period of a Fund's assets
  and defer recognition of certain of a
  Fund's losses.

SECURITIES LENDING
- When a Fund lends a security, there is     - A Fund may enhance income through the     - Each adviser maintains a list of
  a risk that the loaned securities may        investment of the collateral received       approved borrowers
  not be returned if the borrower or the       from the borrower                         - A Fund receives collateral equal to at
  lending agent defaults                                                                   least 100% of the current value of
- The collateral will be subject to the                                                    securities loaned plus accrued interest
  risks of the securities in which it is                                                 - The lending agents indemnify a Fund
  invested                                                                                 against borrower default
                                                                                         - Each adviser's collateral investment
                                                                                           guidelines limit the quality and
                                                                                           duration of collateral investment to
                                                                                           minimize losses
                                                                                         - Upon recall, the borrower must return
                                                                                           the securities loaned within the normal
                                                                                           settlement period

ILLIQUID HOLDINGS
- A Fund could have difficulty valuing       - These holdings may offer more             - No Fund may invest more than 15% of
  these holdings precisely                     attractive yields or potential growth       net assets in illiquid holdings
- A Fund could be unable to sell these         than comparable widely traded securities  - To maintain adequate liquidity to meet
  holdings at the time or price it desires     redemptions, each Fund may hold high        (including repurchase agreements and
                                               quality short-term instruments              reverse repurchase agreements) and, for
                                                                                           temporary or extraordinary purposes,
                                                                                           may borrow from banks up to 33 1/3% of
                                                                                           the value of its total assets

SHORT-TERM TRADING
- Increased trading could raise a Fund's     - A Fund could realize gains in a short     - Each Fund generally avoids short-term
  brokerage and related costs                  period of time                              trading, except to take advantage of
- Increased short-term capital gains         - A Fund could protect against losses if      attractive or unexpected opportunities
  distributions could raise shareholders'      a stock is overvalued and its value         or to meet demands generated by
  income tax liability                         later falls                                 shareholder activity


(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand each Fund's financial performance for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers, LLP, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which is available upon request.

JPMorgan FLEMING ASIA EQUITY FUND^^


                                                                                                    6/28/02**
                                                                                                      Through
PER SHARE OPERATING PERFORMANCE:                                                                     10/31/02
-------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                                                 $  15.86
-------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:

     Net Investment Income (Loss)                                                                          --

     Net Gains in Securities (both realized and unrealized)                                             (2.15)

     Total from Investment Operations                                                                   (2.15)

   Less Distributions:

     Dividends from Net Investment Income                                                                  --

Net Asset Value, End of Period                                                                       $  13.71
-------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                                           (13.56%)(a)
=============================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------
     Net Assets, End of Period (000 omitted)                                                         $ 14,043
-------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: #
-------------------------------------------------------------------------------------------------------------
     Net Expenses                                                                                        1.50%
-------------------------------------------------------------------------------------------------------------
     Net Investment Income (Loss)                                                                       (0.03%)
-------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers and Reimbursements                                                         2.58%
-------------------------------------------------------------------------------------------------------------
     Net Investment Income (Loss) Without Waivers and Reimbursements                                    (1.11%)
-------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                                                   106%
-------------------------------------------------------------------------------------------------------------

 ^^ Formerly J.P. Morgan Pacific Region Fund.

 ** Commencement of offering of class of shares.

(a) Not annualized.
  # Short periods have been annualized.

JPMORGAN FLEMING EMERGING MARKETS EQUITY FUND^^@


                                                                  YEAR           YEAR          YEAR           YEAR          YEAR
                                                                 ENDED          ENDED         ENDED          ENDED         ENDED
PER SHARE OPERATING PERFORMANCE:                              10/31/02       10/31/01      10/31/00       10/31/99      10/31/98
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $    5.13      $    6.73     $    7.28     $     5.88    $     9.20
--------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income (Loss)                                 0.03^         0.05^          0.02           0.08        0.11!!
     Net Gains or Losses in Securities (both realized and
       unrealized)                                                0.12          (1.61)        (0.53)          1.72         (3.35)!!
                                                             ---------      ---------     ---------     ----------    ----------
     Total from Investment Operations                             0.15          (1.56)        (0.51)          1.80         (3.24)
                                                             ---------      ---------     ---------     ----------    ----------
   Distributions to Shareholders From:
     Dividends from Net Investment Income                         0.05           0.04          0.04           0.40          0.08
                                                             ---------      ---------     ---------     ----------    ----------
Net Asset Value, End of Period                               $    5.23      $    5.13     $    6.73     $     7.28    $     5.88
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                      2.75%        (23.23%)       (7.12%)        33.00%       (35.54%)
================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------------
     Net Assets, End of Period (000 omitted)                 $  18,660      $  22,253     $  34,204     $   35,786    $   23,387
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
--------------------------------------------------------------------------------------------------------------------------------
     Net Expenses                                                 1.75%          1.75%         1.75%          1.75%         1.76%
--------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (Loss)                                 0.56%          0.78%         0.15%          0.73%         1.24%
--------------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers and Reimbursements                  2.04%          2.11%         1.96%          1.87%         1.82%
--------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (Loss) Without Waivers and
       Reimbursements                                             0.27%          0.42%        (0.06%)         0.61%         1.18%
--------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE ~                                           69%            76%           65%            87%           44%
--------------------------------------------------------------------------------------------------------------------------------

^^ Formerly J.P. Morgan Emerging Markets Equity Fund.

 @ Prior to the open of business on September 10, 2001, the class underwent a split of shares in connection with the fund reorganization. Prior periods have been restated to reflect the split.

 ^ Calculated based upon average shares outstanding.
 !!Based on amounts prior to Statement of Position 93-2 adjustments.
 ~ Prior to September 10, 2001, EMF invested all of its investable assets in the Emerging Markets Equity Portfolio ("EMP"). The portfolio turnover rate disclosed prior to September 10, 2001 is the turnover rate of EMP.

JPMORGAN FLEMING EUROPEAN FUND^^


                                                                                 YEAR     9/10/01**
                                                                                ENDED       THROUGH
PER SHARE OPERATING PERFORMANCE:                                             10/31/02      10/31/01
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                        $   12.97     $   13.14
---------------------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income (Loss)                                                 0.14^         --^
     Net Gains or losses in Securities (both realized and unrealized)            0.15         (0.17)
                                                                            ---------     ---------
     Total from Investment Operations                                            0.29         (0.17)
                                                                            ---------     ---------
   Less Distributions:
     Dividends from Net Investment Income                                          --            --
     Distributions from Capital Gains                                              --            --
                                                                            ---------     ---------
     Total Distributions                                                           --            --
Net Asset Value, End of Period                                              $   13.26     $   12.97
---------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                     2.24%        (1.29%)(a)
===================================================================================================
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------
     Net Assets, End of Period (000 omitted)                                $   8,461     $   6,063
---------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: #
---------------------------------------------------------------------------------------------------
     Net Expenses                                                                1.50%         1.50%
---------------------------------------------------------------------------------------------------
     Net Investment Income (loss)                                                1.06%        (0.06%)
---------------------------------------------------------------------------------------------------
     Expenses Without Waivers and Reimbursements                                 2.43%         3.74%!
---------------------------------------------------------------------------------------------------
     Net Investment Income (Loss) Without Waivers and Reimbursements             0.13%        (2.30%)!
---------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                         1,021%          564%
---------------------------------------------------------------------------------------------------

 ^^ Formerly Chase Vista European Fund.
  ^ Calculated based upon average shares outstanding.
 ** Commencement of offering of class of shares.
(a) Not annualized.
  # Short periods have been annualized.
  ! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

JPMORGAN FLEMING INTERNATIONAL EQUITY FUND^^@


                                                                  YEAR           YEAR          YEAR           YEAR          YEAR
                                                                 ENDED          ENDED         ENDED          ENDED         ENDED
PER SHARE OPERATING PERFORMANCE:                              10/31/02       10/31/01      10/31/00       10/31/99      10/31/98
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $   21.20      $   32.00     $   33.33     $    27.79    $    29.45
--------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income (Loss)                                 0.21^          0.39          0.15           0.33          0.41
     Net Gains or Losses in Securities (both realized and
       unrealized)                                               (1.84)         (6.35)         1.05           5.94          0.90
                                                             ---------      ---------     ---------     ----------    ----------
     Total from Investment Operations                            (1.63)         (5.96)         1.20           6.27          1.31
   Less Distributions:
     Dividends from Net Investment Income                         0.12           0.18          0.13           0.73          1.24
     Distributions from Capital Gains                               --           4.66          2.40             --          1.73
                                                             ---------      ---------     ---------     ----------    ----------
     Total Distributions                                          0.12           4.84          2.53           0.73          2.97
                                                             ---------      ---------     ---------     ----------    ----------
Net Asset Value, End of Period                               $   19.45      $   21.20     $   32.00     $    33.33    $    27.79
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                     (7.74%)       (21.62%)        2.71%         22.83%         4.80%
================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------
     Net Assets, End of Period (000 omitted)                 $ 247,426      $ 181,296     $ 226,248     $  223,339    $  220,937
---------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: #
---------------------------------------------------------------------------------------------------------------------------
     Net Expenses                                                 1.03%          1.00%         0.66%          0.06%         0.05%
---------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (Loss)                                 1.03%          0.87%         0.38%          1.14%         1.71%
--------------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers, Reimbursements and Earnings
       Credits                                                    1.54%          1.54%         1.50%          1.31%         1.34%
--------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (Loss) Without Waivers,
       Reimbursements and Earnings Credits                        0.52%          0.33%        (0.46%)        (0.11%)        0.42%
--------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                             20%            33%          149%           141%          150%
--------------------------------------------------------------------------------------------------------------------------------


^^ Formerly Chase Vista Select International Equity Fund, prior to 2/28/01 and
   JPMorgan Select International Equity Fund, prior to 1/31/03.

 @ On November 20, 1998, the Fund underwent a "6 shares for 1" split of shares.
   Prior periods have been restated to reflect the split.
 # Short periods have been annualized.
 ^ Calculated based upon average shares outstanding.

JPMORGAN FLEMING INTERNATIONAL OPPORTUNITIES FUND^^@


                                                   YEAR        12/1/00            YEAR          YEAR         YEAR     2/26/97*
                                                  ENDED        THROUGH           ENDED         ENDED        ENDED      THROUGH
PER SHARE OPERATING PERFORMANCE:               10/31/02    10/31/01***        11/30/00      11/30/99     11/30/98     11/30/97
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $    8.64      $   11.81       $   13.41     $   10.45    $   10.32    $   10.41
------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income (Loss)                  0.08          0.08^            0.14          0.22         0.24         0.06
     Net Gains or Losses in Securities (both
       realized and unrealized)                   (1.10)         (2.65)          (1.58)         3.05        (0.01)       (0.15)
                                              ---------      ---------       ---------     ---------    ---------    ---------
     Total from Investment Operations             (1.02)         (2.57)          (1.44)         3.27         0.23        (0.09)
                                              ---------      ---------       ---------     ---------    ---------    ---------
   Less Distributions:
     Dividends from Net Investment Income          0.09           0.32            0.16          0.31         0.10           --
     Distributions from Capital Gains                --           0.28              --            --           --           --
                                              ---------      ---------       ---------     ---------    ---------    ---------
     Total Distributions                           0.09           0.60            0.16          0.31         0.10           --
                                              ---------      ---------       ---------     ---------    ---------    ---------
Net Asset Value, End of Period                $    7.53      $    8.64       $   11.81     $   13.41    $   10.45    $   10.32
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                     (11.98%)       (22.66%)(a)     (10.87%)       32.13%        2.30%       (0.80%)(a)
==============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------
     Net Assets, End of Period (000 omitted)  $  33,428      $  37,271       $  79,408     $  67,543    $  55,050    $  62,939
------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: #
------------------------------------------------------------------------------------------------------------------------------
     Net Expenses                                  1.20%          1.27%           1.21%         1.18%        1.20%        1.20%
------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (Loss)                  0.89%          0.85%           0.55%         0.47%        0.96%        1.08%
------------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers and
       Reimbursements                                1.22%          1.27%           1.21%         1.24%        1.24%        1.51%
------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (Loss) Without
       Waivers and Reimbursements                  0.87%          0.85%           0.55%         0.41%        0.92%        0.77%
------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE ~                           121%           110%             86%           80%         143%          72%
------------------------------------------------------------------------------------------------------------------------------

^^  Formerly J.P. Morgan International Opportunities Fund.
 @ Prior to the open of business on September 10, 2001, the class underwent a split of shares in connection with the fund reorganization. Prior periods have been restated to reflect the split.
*** The Fund changed its fiscal year end from November 30 to October 31.
  * Commencement of operations.
^   Calculated based upon average shares outstanding.
(a) Not annualized.
 #  Short periods have been annualized.
~ Prior to September 10, 2001, IOF invested all of its investable assets in the International Opportunities Portfolio ("IOP"). The portfolio turnover rate disclosed prior to September 10, 2001 is the turnover rate of IOP.

JPMORGAN FLEMING INTERNATIONAL VALUE FUND^^@


                                                                  YEAR           YEAR          YEAR           YEAR          YEAR
                                                                 ENDED          ENDED         ENDED          ENDED         ENDED
PER SHARE OPERATING PERFORMANCE:                              10/31/02       10/31/01      10/31/00       10/31/99      10/31/98
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $    8.28      $   16.08      $  18.70     $    15.91    $    16.53
--------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income (Loss)                                 0.07^         0.02^          0.27           0.24          0.51
     Net Gains or Losses in Securities (both realized and
       unrealized)                                               (1.22)         (3.39)        (1.07)          3.47          0.21
                                                             ---------      ---------      --------     ----------    ----------
     Total from Investment Operations                            (1.15)         (3.37)        (0.80)          3.71          0.72
                                                             ---------      ---------      --------     ----------    ----------
   Less Distributions:
     Dividends from Net Investment Income                         0.12           1.14          0.24           0.47          0.63
     Distributions from Capital Gains                               --           3.29          1.58           0.45          0.71
                                                             ---------      ---------      --------     ----------    ----------
     Total Distributions                                          0.12           4.43          1.82           0.92          1.34
                                                             ---------      ---------      --------     ----------    ----------
Net Asset Value, End of Period                               $    7.01      $    8.28      $  16.08     $    18.70    $    15.91
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                    (14.09%)       (26.66%)       (5.49%)        24.41%         4.87%
================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------------
     Net Assets, End of Period (000 omitted)                 $  16,905      $  21,307      $ 55,445     $   64,860    $   76,472
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
--------------------------------------------------------------------------------------------------------------------------------
     Net Expenses                                                 1.29%          1.40%         1.30%          1.21%         1.17%
--------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (Loss)                                 0.85%          0.20%         0.15%          0.55%         0.73%
--------------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers and Reimbursements                  1.49%          1.40%         1.30%          1.21%         1.17%
--------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (Loss) Without Waivers and
       Reimbursements                                             0.65%          0.20%         0.15%          0.55%         0.73%
--------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE ~                                          138%            85%           80%            70%           74%
--------------------------------------------------------------------------------------------------------------------------------

^^ Formerly JPMorgan International Equity Fund.
 @ Prior to the open of business on September 10, 2001, the class underwent a split of shares in connection with the fund reorganization. Prior periods have been restated to reflect the split.
 ^ Calculated based upon average shares outstanding.
 ~ Prior to September 10, 2001, IVF invested all of its investable assets in The
   International Equity Portfolio ("IEP"). The portfolio turnover rate disclosed prior to September 10, 2001 is the turnover rate of IEP.

                       This page intentionally left blank.

PRIVACY POLICY
Respecting and protecting client privacy has been vital to our business since its inception. By explaining our Privacy Policy to you, we trust that you will better understand how the JPMorgan Funds keep our client information private and secure while using it to serve you better.

PROTECTING THE CONFIDENTIALITY OF OUR CLIENT INFORMATION
We take our responsibility to protect the privacy and confidentiality of our client information very seriously. We maintain physical, electronic and procedural safeguards that comply with United States federal standards to store and secure information about you from unauthorized access, alteration and destruction. Our control policies authorize access to client information only by individuals who need to know that information to provide products and services to you.

WHO IS COVERED BY THE PRIVACY POLICY?
The Privacy Policy applies to the shareholders of JPMorgan Funds and applies only to information related to JPMorgan Funds.

If you decide at some point either to close your account(s) or to become an inactive client, we will continue to adhere to the privacy policies and practices described in this notice.

INFORMATION WE COLLECT ABOUT YOU
We receive information about you from various sources, including: certain nonpublic personal information about you from information you provide on applications or other forms (such as your address and social security number), and information about your account transactions with us (such as purchases, sales and account balances). We may also collect such information through account inquiries by mail, e-mail or telephone.

SHARING INFORMATION FOR LEGAL AND ROUTINE BUSINESS REASONS AND FOR JOINT
MARKETING
We may disclose non public personal information we collect about you as permitted by law. For example, we may share information with regulatory authorities and law enforcement officials who have jurisdiction over us or if we are required to do so by United States or the applicable law; provide information to protect against fraud; share information with your consent and give account information to check and statement printers and other service providers who work for us. We also may share the information we collect about you, as described above, with firms that perform administrative or marketing services on our behalf or with financial institutions, such as banks, with whom we have joint marketing agreements to provide you with offers of their financial products and services. These companies may receive information about you, but they must safeguard it and not use it for any other purpose.

J.P. MORGAN FUND DISTRIBUTORS, INC.
J.P. Morgan Fund Distributors, Inc., as distributor of the JPMorgan Funds, does not collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to J.P. Morgan Fund Distributors, Inc. nonpublic personal financial information relating to shareholders or prospective shareholders as necessary to perform services for the Funds. In such circumstances, J.P. Morgan Fund Distributors, Inc. adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to protect the security and confidentiality of the information.

If you have any questions regarding this policy, please feel free to contact us at 1-800-348-4782.

              THIS INSIDE BACK COVER IS NOT PART OF YOUR PROSPECTUS

     HOW TO REACH US

MORE INFORMATION
For investors who want more information on these Funds, the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:


JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392


If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC WASHINGTON, DC 20549-0102. 1-202-942-8090 E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.

         The Funds' Investment Company Act File Nos. for each Fund are:


         Fleming Asia Equity Fund                            811-05151
         Fleming Emerging Markets Equity Fund                811-07340
         Fleming European Fund                               811-05151
         Fleming International Equity Fund                   811-07843
         Fleming International Opportunities Fund            811-07342
         Fleming International Value Fund                    811-07342

          (C) J.P. Morgan Chase &Co. All Rights Reserved. February 2003

                                                                   PR-INTEQS-203

                            JPMORGAN TAX AWARE FUNDS



                      STATEMENT OF ADDITIONAL INFORMATION
                               FEBRUARY 28, 2003



                   J.P. MORGAN INSTITUTIONAL FUNDS ("JPMIF")


               JPMORGAN TAX AWARE SHORT-INTERMEDIATE INCOME FUND


                      522 Fifth Avenue New York, NY 10036



    This Statement of Additional Information is not a Prospectus, but contains additional information which should be read in conjunction with the Prospectuses (each a "Prospectus") dated February 28, 2003 for the JPMorgan Tax Aware Short-Intermediate Fund (the "Fund") listed above, as supplemented from time to time. The Prospectuses are available, without charge upon request by contacting J.P. Morgan Fund Distributors, Inc., the Fund's distributor ("JPMFD" or the "Distributor") at 522 Fifth Avenue, New York, NY 10036.


    For more information about the Fund and financial statements, simply write or call:

  SELECT CLASS SHARES                               INSTITUTIONAL CLASS SHARES
  JPMorgan Funds Service Center                     JPMorgan Institutional Funds
  P.O. Box 219392                                   Service Center
  Kansas City, MO 64121-9392                        500 Stanton Christiana Road
  1-800-348-4782                                    Newark, DE 19719
                                                    1-800-766-7722


                                                                   SAI-TASII-203

TABLE OF CONTENTS                                   PAGE
--------------------------------------------------------

General...........................................    3
Investment Strategies and Policies................    3
Investment Restrictions...........................   22
Trustees..........................................   23
Officers..........................................   26
Codes of Ethics...................................   28
Investment Adviser................................   28
Administrator and Sub-Administrator...............   30
Distributor.......................................   30
Custodian.........................................   31
Transfer Agent....................................   31
Shareholder Servicing.............................   31
Financial Professionals...........................   32
Independent Accountants...........................   33
Purchases, Redemptions and Exchanges..............   33
Dividends and Distributions.......................   35
Net Asset Value...................................   35
Performance Information...........................   36
Portfolio Transactions............................   38
Massachusetts Trust...............................   40
Description of Shares.............................   40
Distributions and Tax Matters.....................   43
Additional Information............................   48
Financial Statements..............................   48
Appendix A--Description of Security Ratings.......  A-1

                                    GENERAL


    This Statement of Additional Information (the "SAI") relates only to the JPMorgan Tax Aware Short-Intermediate Income Fund, a series of J.P. Morgan Institutional Funds (the "Trust" or "JPMIF"), an open-end management investment company formed on November 4, 1992 as a Massachusetts business trust. The Fund is advised by J.P. Morgan Investment Management Inc. ("JPMIM" or the "Adviser").



    The Trustees of the Trust have authorized the issuance and sale of Select and Institutional Class Shares of the Fund.



    This SAI describes the financial history, investment strategies and policies, management and operation of the Fund.


    This SAI provides additional information with respect to the Fund and should be read in conjunction with the Fund's current Prospectuses (each a "Prospectus"). Capitalized terms not otherwise defined herein have the meanings accorded to them in the Prospectus. The Fund's executive offices are located at 522 Fifth Avenue, New York, NY 10036.


    Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, JPMorgan Chase Bank, an affiliate of the Adviser, or any other bank. Shares of the Fund are not federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in the Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.


                       INVESTMENT STRATEGIES AND POLICIES


                             TAX EXEMPT OBLIGATIONS


    The Fund invests in tax exempt obligations. A description of the various types of tax exempt obligations which may be purchased by the Fund appears below. See "Quality and Diversification Requirements."

    MUNICIPAL BONDS. Municipal bonds are debt obligations issued by the states, territories and possessions of the United States and the District of Columbia, by their political subdivisions and by duly constituted authorities and corporations. For example, states, territories, possessions and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Public authorities issue municipal bonds to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities or for water supply, gas, electricity or waste disposal facilities.

    Municipal bonds may be general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not generally payable from the general taxing power of a municipality.

    MUNICIPAL NOTES. The Fund also may invest in municipal notes of various types, including notes issued in anticipation of receipt of taxes, the proceeds of the sale of bonds, other revenues or grant proceeds, as well as municipal commercial paper and municipal demand obligations such as variable rate demand notes and master demand obligations.

    Municipal notes are short-term obligations with a maturity at the time of issuance typically ranging from six months to two years. The principal types of municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, grant anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale, or receipt of other revenues are usually general obligations of the issuing municipality or agency.

    Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold to meet seasonal working capital or interim construction financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

    Municipal demand obligations are subdivided into two types: variable rate demand notes and master demand obligations.

    Variable rate demand notes are tax exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which the Fund may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes provide that interest rates are adjustable at intervals ranging from daily to six months, and the adjustments are based upon the prime rate of a bank or other appropriate interest rate index specified in the respective notes. Variable rate demand notes, with maturities of sixty days or less, are valued at amortized cost; no value is assigned to the right of the Fund to receive the par value of the obligation upon demand or notice.

    Master demand obligations are tax exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes. For a description of the attributes of master demand obligations, see "Money Market Instruments--Commerical Paper" below. Although there is no secondary market for master demand obligations, such obligations are considered by the Fund to be liquid because they are payable upon demand. The Fund has no specific percentage limitations on investments in master demand obligations.

    PREMIUM SECURITIES. During a period of declining interest rates, many municipal securities in which the Fund invests likely will bear coupon rates higher than current market rates, regardless of whether the securities were initially purchased at a premium. In general, such securities have market values greater than the principal amounts payable on maturity, which would be reflected in the Net Asset Value (the "NAV") of the Fund's shares. The values of such "premium" securities tend to approach the principal amount as they near maturity.

    PUTS. The Fund may purchase without limit, municipal bonds or notes together with the right to resell the bonds or notes to the seller at an agreed price or yield within a specified period prior to the maturity date of the bonds or notes. Such a right to resell is commonly known as a "put." The aggregate price for bonds or notes with puts may be higher than the price for bonds or notes without puts. Consistent with the Fund's investment objective and subject to the supervision of the Trustees, the purpose of this practice is to permit the Fund to be fully invested in tax exempt securities while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions, and to purchase at a later date securities other than those subject to the put. The principal risk of puts is that the writer of the put may default on its obligation to repurchase. The Adviser will monitor each writer's ability to meet its obligations under puts.

    Puts may be exercised prior to the expiration date in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of Fund shares and from recent sales of portfolio securities are insufficient to meet obligations or when the funds available are otherwise allocated for investment. In addition, puts may be exercised prior to the expiration date in order to take advantage of alternative investment opportunities or in the event the Adviser revises its evaluation of the creditworthiness of the issuer of the underlying security. In determining whether to exercise puts prior to their expiration date and in selecting which puts to exercise, the Adviser considers the amount of cash available to the Fund, the expiration dates of the available puts, any future commitments for securities purchases, alternative investment opportunities, the desirability of retaining the underlying securities in the Fund's portfolio and the yield, quality and maturity dates of the underlying securities.

    The Fund values any municipal bonds and notes subject to puts with remaining maturities of less than 60 days by the amortized cost method. If the Fund were to invest in municipal bonds and notes with maturities of 60 days or more that are subject to puts separate from the underlying securities, the puts and the underlying securities would be valued at fair value as determined in accordance with procedures established by the Board of Trustees. The Board of Trustees would, in connection with the determination of the value of a put, consider, among other factors, the creditworthiness of the writer of the put, the duration of the put, the dates on which or the periods during which the put may be exercised and the applicable rules and regulations of the Securities and Exchange Commission ("SEC"). Prior to investing in such securities, the Fund, if deemed necessary based upon the advice of counsel, will apply to the SEC for an exemptive order, which may not be granted, relating to the amortized valuation of such securities.

    Since the value of the put is partly dependent on the ability of the put writer to meet its obligation to repurchase, the Fund's policy is to enter into put transactions only with municipal securities dealers who are approved by the Adviser. Each dealer will be approved on its own merits, and it is the Fund's general policy to enter into put transactions only with those dealers which are determined to present minimal credit risks. In connection with such determination, the Adviser reviews regularly the list of approved dealers, taking into consideration, among other things, the ratings, if available, of their equity and debt securities, their reputation in the municipal securities markets, their net worth, their efficiency in consummating transactions and any collateral arrangements, such as letters of credit, securing the puts written by them. Commercial bank dealers normally will be members of the Federal Reserve System, and other dealers will be members of the National Association of Securities Dealers, Inc. or members of a national securities exchange. Other put writers will have outstanding debt rated Aa or better by Moody's Investors Service, Inc. ("Moody's") or AA or better by Standard & Poor's Ratings Group ("Standard & Poor's"), or will be of comparable quality in the Adviser's opinion or such put writers' obligations will be collateralized and of comparable quality in the Adviser's opinion. The Trustees have directed the Adviser not to enter into put transactions with any dealer which in the judgment of the Adviser become more than a minimal credit risk. In the event that a dealer should default on its obligation to repurchase an underlying security, the Fund is unable to predict whether all or any portion of any loss sustained could subsequently be recovered from such dealer.

    Entering into a put with respect to a tax exempt security may be treated, depending upon the terms of the put, as a taxable sale of the tax exempt security by the Fund with the result that, while the put is outstanding, the Fund will no longer be treated as the owner of the security and the interest income derived with respect to the security will be treated as taxable income to the Fund.

                        TAXABLE FIXED INCOME INVESTMENTS

    The Fund may invest in bonds and other debt securities of domestic and foreign issuers to the extent consistent with its investment objective and policies. A description of these investments appears below. See "Quality and Diversification Requirements." For information on short-term investments in these securities, see "Money Market Instruments."

    MORTGAGE-BACKED SECURITIES. The Fund may invest in mortgage-backed securities. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties. The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value.

    GOVERNMENT GUARANTEED MORTGAGE-BACKED SECURITIES. Government National Mortgage Association mortgage-backed certificates ("Ginnie Maes") are supported by the full faith and credit of the United States. Certain other U.S. government securities, issued or guaranteed by federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of instrumentalities such as the Federal Home Loan Mortgage Corporation ("Freddie Macs") and the Federal National Mortgage Association ("Fannie Maes"). No assurance can be given that the U.S. government will provide financial support to these federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

    There are several types of guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed real estate mortgage investment conduit certificates ("REMIC Certificates"), other collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities.

    Mortgage pass-through securities are fixed or adjustable rate mortgage-backed securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.


    Multiple class securities include CMOs and REMIC Certificates issued by U.S. Government agencies, instrumentalities (such as Fannie Mae) and sponsored enterprises (such as Freddie Mac) or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class mortgage-backed securities represent direct ownership interests in, a pool of mortgage loans or mortgaged-backed securities; the payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities.


    CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class mortgage-backed securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Fund does not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities (the "Mortgage Assets"). The obligations of Fannie Mae and Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae and Freddie Mac, respectively.

    CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final scheduled distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

    STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities ("SMBS") are derivative multiclass mortgage securities, issued or guaranteed by the U.S. Government, its agencies or instrumentalities or by private issuers. Although the market for such securities is increasingly liquid, privately issued SMBS may not be readily marketable and will be considered illiquid for purposes of the Fund's limitation on investments in illiquid securities. The Adviser may determine that SMBS which are U.S. government securities are liquid for purposes of the Fund's limitation on investments in illiquid securities in accordance with procedures adopted by the Board of Trustees. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

    MORTGAGES (DIRECTLY HELD). The Fund may invest directly in mortgages. Mortgages are debt instruments secured by real property. Unlike mortgage-backed securities, which generally represent an interest in a pool of mortgages, direct investments in mortgages involve prepayment and credit risks of an individual issuer and real property. Consequently, these investments require different investment and credit analysis by the Adviser.

    The directly placed mortgages in which the Fund invest may include residential mortgages, multifamily mortgages, mortgages on cooperative apartment buildings, commercial mortgages, and sale-leasebacks. These investments are backed by assets such as office buildings, shopping centers, retail stores, warehouses, apartment buildings and single-family dwellings. In the event that the Fund forecloses on any non-performing mortgage, and acquires a direct interest in the real property, the Fund will be subject to the risks generally associated with the ownership of real property. There may be fluctuations in the market value of the foreclosed property and its occupancy rates, rent schedules and operating expenses. There may also be adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building environmental and other laws, increased real property taxes, rising interest rates, reduced availability and increased cost of mortgage borrowings, the need for unanticipated renovations, unexpected increases in the cost of energy, environmental factors, acts of God and other factors which are beyond the control of the Fund or the Adviser. Hazardous or toxic substances may be present on, at or under the mortgaged property and adversely affect the value of the property. In addition, the owners of property containing such substances may be held responsible, under various laws, for containing, monitoring, removing or cleaning up such substances. The presence of such substances may also provide a basis for other claims by third parties. Costs of clean-up or of liabilities to third parties may exceed the value of the property. In addition, these risks may be uninsurable. In light of these and similar risks, it may be impossible to dispose profitably of properties in foreclosure.

    AUCTION RATE SECURITIES. Auction rate securities consist of auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in municipal securities. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minium yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities.

    Dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to tax-exempt interest income earned by the fund on the securities in its portfolio and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes and the closed-end fund complies with certain requirements under the Internal Revenue Code of 1986, as amended (the "Code").


    The Fund's investments in auction rate preferred securities of closed-end funds are subject to limitations on investments in other U.S. registered investment companies, which limitations are prescribed under the Investment Company Act of 1940, as amended (the "1940 Act"). These limitations include prohibitions against acquiring more than 3% of the voting securities of any other such investment company, and investing more than 5% of the Fund's assets in securities of any one such investment company or more than 10% of its assets in securities of all such investment companies. The Fund will indirectly bear its proportionate share of any management fees paid by such closed-end funds in addition to the advisory fee payable directly by the Fund.


    ZERO COUPON, PAY-IN-KIND AND DEFERRED PAYMENT SECURITIES. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. The Fund accrues income with respect to zero coupon and pay-in-kind securities prior to the receipt of cash payments. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income." Because the Fund will distribute "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the applicable Fund will have fewer assets with which to purchase income producing securities. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

    ASSET-BACKED SECURITIES. The Fund may invest in asset-backed securities, which directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which the Fund may invest are subject to the Fund's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

    Collateralized securities are subject to certain additional risks, including a decline in the value of the collateral backing the security, failure of the collateral to generate the anticipated cash flow or in certain cases more rapid prepayment because of events affecting the collateral, such as accelerated prepayment of loans backing these securities or destruction of equipment subject to equipment trust certificates. In the event of any such prepayment, the Fund will be required to reinvest the proceeds of prepayments at interest rates prevailing at the time of reinvestment, which may be lower.

    CORPORATE FIXED INCOME SECURITIES. The Fund may invest in publicly and privately issued debt obligations of U.S. and non-U.S. corporations, including obligations of industrial, utility, banking and other financial issuers. These securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

                              FOREIGN INVESTMENTS

    The Fund may invest in securities of foreign issuers subject to the following limitations: for purposes of the Fund's investment policies, the issuer of a security may be deemed to be located in a particular country if
(i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country or (iii) the issuer derives at least 50% of its revenue from assets situated in such country. Investments made in any foreign commercial paper must not be subject to foreign withholding tax at the time of purchase.

    Investment in securities of foreign issuers and in obligations of foreign branches of domestic banks involves somewhat different investment risks from those affecting securities of U.S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to the Fund by domestic companies.

    Investors should realize that the value of the Fund's investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administration or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Fund's operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investment made by the Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.


    In addition, while the volume of transactions effected on foreign exchanges has increased in recent years, in most cases it remains appreciably below that of domestic securities exchanges. Accordingly, the Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.


    Since any investments made in foreign securities by the Fund may involve foreign currencies, the value of the Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. The Fund may enter into forward commitments for the purchase or sale of foreign currencies in connection with the settlement of foreign securities transactions or to manage the Fund's currency exposure. See "Foreign Currency Exchange Transactions" below.

    FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Because the Fund buys and sells securities and receive interest and dividends in currencies other than the U.S. dollar, the Fund may enter from time to time into foreign currency exchange transactions. The Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. The cost of the Fund's spot currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold.

    A forward foreign currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are derivative instruments, as their value derives from the spot exchange rates of the currencies underlying the contracts. These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement, and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

    The Fund may enter into forward foreign currency exchange contracts in connection with settlements of securities transactions and other anticipated payments or receipts. In addition, from time to time, the Adviser may reduce the Fund's foreign currency exposure by entering into forward foreign currency exchange contracts to sell a foreign currency in exchange for the U.S. dollar. The Fund may also enter into forward foreign currency exchange contracts to adjust its currency exposure relative to its benchmarks. Forward foreign currency exchange contracts may involve the purchase or sale of a foreign currency in exchange for U.S. dollars or may involve two foreign currencies.

    Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause the Fund to assume the risk of fluctuations in the value of the currency purchased vis a vis the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

    SOVEREIGN INCOME SECURITIES. The Fund may invest in income securities issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions. Investment in sovereign income securities involves special risks not present in corporate fixed income securities. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund's NAV, may be more volatile than prices of U.S. debt obligations. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

    A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

    BRADY BONDS. The Fund may invest in Brady bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady bonds have been issued since 1989 and do not have a long payment history. In light of the history of defaults of countries issuing Brady bonds on their commercial bank loans, investments in Brady bonds may be viewed as speculative. Brady bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily the dollar) and are actively traded in over-the-counter secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. Dollar-denominated collateralized Brady bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized by U.S. Treasury zero coupon bonds having the same maturity as the Brady bonds.

    OBLIGATIONS OF SUPRANATIONAL ENTITIES. The Fund may invest in obligations of supranational entities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by its governmental members at the entity's call), reserves and net income. There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.

    INVESTING IN EMERGING MARKETS. The Fund also may invest in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the Fund's investments in those countries and the availability to the Fund of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make the Fund's investments in such countries illiquid and more volatile than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

    Transaction costs in emerging markets may be higher than in the United States and other developed securities markets. As legal systems in emerging markets develop, foreign investors may be adversely affected by new or amended laws and regulations or may not be able to obtain swift and equitable enforcement of existing law.

                             ADDITIONAL INVESTMENTS


    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Fund may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and, for money market instruments and other fixed income securities, no interest accrues to the Fund until settlement takes place. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Fund will maintain with the custodian a segregated account with liquid assets, consisting of cash, U.S. government securities or other appropriate securities, in an amount at least equal to such commitments. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other fund obligation, incur a gain or loss due to market fluctuation. Also, the Fund may be disadvantaged if the other party to the transaction defaults.


    INVESTMENT COMPANY SECURITIES. Securities of other investment companies may be acquired by the Fund to the extent permitted under the 1940 Act or any order pursuant thereto. These limits currently require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company,
(ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund, provided however, that the Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

    The SEC has granted an exemptive order permitting the Fund to invest its uninvested cash in any affiliated money market funds. The order sets the following conditions: (1) the Fund may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and (2) the Adviser will waive and/or reimburse its advisory fee from the Fund in an amount sufficient to offset any doubling up of investment advisory, shareholder servicing and administrative fees.

    REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for the Fund to be magnified. The Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, the Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. The Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The Fund will establish and maintain with the custodian a separate account with a segregated Fund of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. All forms of borrowing (including reverse repurchase agreements, mortgage dollar rolls and securities lending) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.


    LOANS OF FUND SECURITIES. The Fund may lend its securities if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time, generally three business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its respective investors. The Fund may pay reasonable finders' and custodial fees in connection with a loan. In addition, the Fund will consider all facts and circumstances before entering into such an agreement, including the creditworthiness of the borrowing financial institution, and no Fund will make any loans in excess of one year. The Fund will not lend its securities to any officer, Trustee, Director, employee or other affiliate of the Fund, the Adviser or the Distributor, unless otherwise permitted by applicable law. The voting rights with respect to loaned securities may pass with the lending of the securities, but the Board of Trustees is entitled to call loaned securities to vote proxies, or otherwise obtain rights to vote or consent with respect to a material event affecting securities on loan, when the Board believes it necessary to vote. All forms of borrowing (including reverse repurchase agreements, mortgage dollar rolls and securities lending) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.



    There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.



    MORTGAGE DOLLAR ROLL TRANSACTIONS. The Fund may engage in mortgage dollar roll transactions. Under a mortgage "dollar roll," the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the mortgage-backed securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. The Fund may only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position which matures on or before the forward settlement date of the dollar roll transaction. At the time the Fund enters into a mortgage "dollar roll", it will establish a segregated account with its custodian bank in which it will maintain cash or liquid securities equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Also, these transactions involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from completing the transaction. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Mortgage dollar roll transactions are considered reverse repurchase agreements for purposes of the Fund's investment restrictions. All forms of borrowing (including reverse repurchase agreements, mortgage dollar rolls and securities lending) are limited in the aggregate and may not exceed
33 1/3% of the Fund's total assets.

    ILLIQUID INVESTMENTS; PRIVATELY PLACED AND CERTAIN UNREGISTERED
SECURITIES. The Fund may not acquire any illiquid securities if, as a result thereof, more than 15% of the Fund's net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, the Fund may acquire investments that are illiquid or have limited liquidity, such as commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) under the Securities Act of 1933, as amended (the "1933 Act"), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by the Fund. The price the Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.


    The Fund may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Adviser and approved by the Trustees. The Trustees will monitor the Adviser's implementation of these guidelines on a periodic basis.

    As to illiquid investments, the Fund is subject to a risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of its value, the value of the Fund's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act, before it may be sold, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a holding under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

                            MONEY MARKET INSTRUMENTS


    Although the Fund intends under normal circumstances and to the extent practicable, to be fully invested in accordance with its objectives, the Fund may invest in money market instruments to the extent consistent with its investment objective and policies. The Fund may make money market investments pending other investment or settlement, for liquidity or in adverse market conditions. A description of the various types of money market instruments that may be purchased by the Fund appears below. Also see "Quality and Diversification Requirements."


    U.S. TREASURY SECURITIES. The Fund may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.

    ADDITIONAL U.S. GOVERNMENT OBLIGATIONS. The Fund may invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Bank and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

    FOREIGN GOVERNMENT OBLIGATIONS. The Fund, subject to applicable investment policies, may also invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in the U.S. dollar or in another currency. See also "Foreign Investments--Sovereign Fixed Income Securities."

    SUPRANATIONAL OBLIGATIONS. The Fund may invest in debt securities issued by supranational obligations. See also "Foreign Investments--Obligations of Supranational Entities."

    BANK OBLIGATIONS. The Fund may invest in bank obligations. Bank obligations include negotiable certificates of deposit, bankers' acceptances, fixed time deposits and deposit notes. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international transaction. The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of the U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market; there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Fixed time deposits subject to withdrawal penalties and with respect to which the Fund cannot realize the proceeds thereon within seven days are deemed "illiquid" for the purposes of its restriction on investments in illiquid securities. Deposit notes are notes issued by commercial banks which generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years. Investments in bank obligations are limited to those of U.S banks (including their foreign branches) which have assets at the time of purchase in excess of $1 billion and the deposits of which are insured by either the Bank Insurance Fund or the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation and foreign banks (including their U.S. branches) having total assets in excess of $1 billion (or the equivalent in other currencies), and such other U.S. and foreign commercial banks which are judged by the Advisers to meet comparable credit standing criteria.

    The Fund will not invest in obligations for which the Adviser, or any of its affiliated persons, is the ultimate obligor or accepting bank.


    COMMERCIAL PAPER. The Fund may invest in commercial paper. Commercial paper is defined as short-term obligations with maturities from 1 to 270 days issued by banks, corporations, or other borrowers to investors with temporary idle cash. Commercial paper includes master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and the Adviser acting as agent, for no additional fee. The monies loaned to the borrower come from accounts managed by the Adviser or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The Adviser has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand, which is continuously monitored by JPMorgan Chase Bank. Since master demand obligations typically are not rated by credit rating agencies, the Fund may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Adviser to have a credit quality which satisfies the Fund's quality restrictions. See "Quality and Diversification Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Fund to be liquid because they are payable upon demand. The Fund does not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of JPMorgan Chase Bank, an affiliate of the Adviser to whom such affiliate, in its capacity as a commercial bank, has made a loan.


    REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with brokers, dealers or banks that meet the Adviser's credit guidelines. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers believed creditworthy, and only if fully collateralized by securities in which the Fund is permitted to invest. In a repurchase agreement, the Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by the Fund to the seller. The period of these repurchase agreements will usually be short; from overnight to one week, and at no time will the Fund invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. The Fund will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Fund in each agreement plus accrued interest, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. Repurchase agreements are considered under the 1940 Act to be loans collateralized by the underlying securities. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Fund, but would only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Fund. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of the Fund's restrictions on purchases of illiquid securities.

                    QUALITY AND DIVERSIFICATION REQUIREMENTS

    The Fund intends to meet the diversification requirements of the 1940 Act. Current 1940 Act diversification requirements require that with respect to 75% of the assets of the Fund: (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities, and (2) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of the Fund's assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to the Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

    The Fund will also comply with the diversification requirements imposed by the Code, for qualification as a regulated investment company. See "Distributions and Tax Matters."

    The Fund invests in a diversified portfolio of securities that are considered "investment grade" as described in Appendix A. In addition, at the time the Fund invest in any commercial paper, bank obligation, repurchase agreement, or any other money market instruments, the investment must have received a short term rating of investment grade or better (currently Prime-3 or better by Moody's or A-3 or better by Standard & Poor's) or the investment must have been issued by an issuer that received a short term investment grade rating or better with respect to a class of investments or any investment within that class that is comparable in priority and security with the investment being purchased by the Fund. If no such ratings exist, the investment must be of comparable investment quality in the Adviser's opinion, but will not be eligible for purchase if the issuer or its parent has long term outstanding debt rated below BBB.

    In determining suitability of investment in a particular unrated security, the Adviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

                        OPTIONS AND FUTURES TRANSACTIONS

    The Fund may purchase and sell (a) exchange traded and over-the-counter
(OTC) put and call options on fixed income securities, indexes of fixed income securities and futures contracts on fixed income securities and indexes of fixed income securities and (b) futures contracts on fixed income securities and indexes of fixed income securities. Each of these instruments is a derivative instrument as its value derives from the underlying asset or index.

    The Fund may use futures contracts and options for hedging and risk management purposes. See "Risk Management". The Fund may not use futures contracts and options for speculation.

    The Fund may utilize options and futures contracts to manage its exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge the Fund's investments against price fluctuations. Other strategies, including buying futures contracts, writing puts and calls, and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of the Fund's overall strategy in a manner deemed appropriate to the Adviser and consistent with the Fund's strategies and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

    The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase the Fund's return. While the use of these instruments by the Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Adviser applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower the Fund's return. Certain strategies limit the Fund's possibilities to realize gains as well as limiting its exposure to losses. The Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, the Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions and these transactions could significantly increase the Fund's turnover rate.

    The Fund may purchase put and call options on securities, indexes of securities and futures contracts, or purchase and sell futures contracts, only if such options are written by other persons and if (i) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund's net assets, and (ii) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Fund's total assets. In addition, the Fund will not repurchase or sell (write) futures contracts, options on futures contracts or commodity options for risk management purposes if, as a result, the aggregate initial margin and options premiums required to establish these positions exceed 5% of the net asset value of the Fund.

    PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of securities prices, and futures contracts. The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. The Fund may also close out a put option position by entering an offsetting transaction if a liquid market exists. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If the Fund exercises an option on an index, settlement is in cash and does not involve the actual sale of securities. If an option is American style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date.

    The buyer of a typical put option can expect to realize a gain if the price of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

    The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

    SELLING (WRITING) PUT AND CALL OPTIONS. When the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it. The Fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below.

    If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a potion of the decline.

    Writing a call option obligates the Fund to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security prices increases.

    The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.

    OPTIONS ON INDEXES. Options on securities indexes are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sales of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. The Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because the Fund's investments generally will not match the composition of an index.


    For a number of reasons, a liquid market may not exist and thus the Fund may not be able to close out an option position that it has previously entered into. When the Fund purchases an option purchased or sold by securities dealers ("OTC options"), it will be relying on its counterparty to perform its obligations, and the Fund may incur additional losses if the counterparty is unable to perform.


    EXCHANGE TRADED AND OTC OPTIONS. All options purchased or sold by the Fund will be traded on a securities exchange or will be purchased or sold by securities dealers ("OTC options") that meet creditworthiness standards approved by the Adviser. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, the Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when the Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

    Provided that the Fund has arrangements with certain qualified dealers who agree that the Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, the Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

    FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Fund may purchase or sell (write) futures contracts and may purchase and sell put and call options, including put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities and indexes of equity securities.

    Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

    The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by a Fund are paid by the Fund into a segregated account, in the name of the Futures Commission Merchant, as required by the 1940 Act and the SEC's interpretations thereunder.

    COMBINED POSITIONS. The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

    CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

    Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

    LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired. (See "Exchange Traded and OTC Options" for a discussion of the liquidity of options not traded on an exchange.)

    POSITION LIMITS. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, the Fund or the Adviser may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

    ASSET COVERAGE FOR FUTURES CONTRACTS AND OPTIONS POSITIONS. Although the Fund will not be in commodity pools, certain derivatives subject the Fund to the rules of the Commodity Futures Trading Commission which limit the extent to which the Fund can invest in such derivatives. The Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

    In addition, the Fund will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede Fund management or the Fund's ability to meet redemption requests or other current obligations.

                        SWAPS AND RELATED SWAP PRODUCTS

    The Fund may engage in swap transactions, including, but not limited to, interest rate, currency, securities index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as "swap transactions").

    The Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. The Fund will not sell interest rate caps, floors or collars if it does not own securities with coupons which provide the interest that the Fund may be required to pay.

    Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

    The "notional amount" of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event the Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by the Fund, payments by the parties will be exchanged on a "net basis", and the Fund will receive or pay, as the case may be, only the net amount of the two payments.

    The amount of the Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on the Fund's potential loss if it sells a cap or collar. If the Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

    The use of swap transactions, caps, floors and collars involves investment techniques and risks which are different from those associated with Fund security transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of the Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to the Fund or that the Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to the Fund.

    The Adviser will, however, consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

    The Fund will maintain cash or liquid assets in a segregated account with its custodian in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of the Fund's accrued obligations under the agreement.

    The Fund will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Adviser. If a counterparty defaults, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.


    The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by the Adviser and approved by the Trustees which are based on various factors, including (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and
(5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the 15% restriction on investments in securities that are illiquid.


    During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

    The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which the Fund may engage in such transactions.

                                RISK MANAGEMENT

    The Fund may employ non-hedging risk management techniques. Examples of risk management strategies include synthetically altering the duration of a portfolio or the mix of securities in a portfolio. For example, if the Adviser wishes to extend maturities in a fixed income portfolio in order to take advantage of an anticipated decline in interest rates, but does not wish to purchase the underlying long term securities, it might cause the Fund to purchase futures contracts on long term debt securities. Similarly, if the Adviser wishes to decrease fixed income securities or purchase equities, it could cause the Fund to sell futures contracts on debt securities and purchase futures contracts on a stock index. Such non-hedging risk management techniques are not speculative, but because they involve leverage include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

    RISKS ASSOCIATED WITH DERIVATIVE SECURITIES AND CONTRACTS. The risks associated with the Fund's transactions in derivative securities and contracts may include some or all of the following: market risk, leverage and volatility risk, correlation risk, credit risk, and liquidity and valuation risk.

    MARKET RISK. Investments in structured securities are subject to the market risks described above. Entering into a derivative contract involves a risk that the applicable market will move against the Fund's position and that the Fund will incur a loss. For derivative contracts other than purchased options, this loss may substantially exceed the amount of the initial investment made or the premium received by the Fund.

    LEVERAGE AND VOLATILITY RISK. Derivative instruments may sometimes increase or leverage the Fund's exposure to a particular market risk. Leverage enhances the price volatility of derivative instruments held by the Fund. If the Fund enters into futures contracts, writes options or engages in certain foreign currency exchange transactions, it is required to maintain a segregated account consisting of cash or liquid assets, hold offsetting portfolio securities or cover written options which may partially offset the leverage inherent in these transactions. Segregation of a large percentage of assets could impede portfolio management or an investor's ability to meet redemption requests.

    CORRELATION RISK. The Fund's success in using derivative contracts to hedge portfolio assets depends on the degree of price correlation between the derivative contract and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative contract, the assets underlying the derivative contract and the Fund's assets.

    CREDIT RISK. Derivative securities and over-the-counter derivative contracts involve a risk that the issuer or counterparty will fail to perform its contractual obligations.

    LIQUIDITY AND VALUATION RISK. Some derivative securities are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of extreme market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative contract, which may make the contract temporarily illiquid and difficult to price. The Fund's ability to terminate over-the-counter derivative contracts may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative securities and contracts, the only source of price quotations may be the selling dealer or counterparty.

                               PORTFOLIO TURNOVER

    A rate of 100% indicates that the equivalent of all of the Fund's assets have been sold and reinvested in a year. High portfolio turnover may result in the realization of substantial net capital gains or losses. To the extent net short term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Distributions and Tax Matters."

                            INVESTMENT RESTRICTIONS

    The investment restrictions below have been adopted by the Trust with respect to the Fund. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities to the market value of the Fund's assets.

    The Fund:


    (1) May not make any investment inconsistent with the Fund's classification as a diversified investment company under the 1940 Act;


    (2) May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC;


    (3) May not issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder;


    (4)  May not borrow money, except to the extent permitted by applicable law;

    (5) May not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;

    (6) May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, (b) invest in securities or other instruments issued by issuers that invest in real estate and
(c) make direct investments in mortgages;

    (7) May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

    (8) May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

    NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The investment restrictions described below are not fundamental policies of the Fund and may be changed by the Trustees. These non-fundamental investment policies require that the Fund:

    (i) May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments which are illiquid;

    (ii) May not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules; and

    (iii) May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto.

    There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.


    For purposes of fundamental investment restrictions regarding industry concentration, JPMIM may classify issuers by industry in accordance with classifications set forth in the DIRECTORY OF COMPANIES FILING ANNUAL REPORTS WITH THE SECURITIES AND EXCHANGE COMMISSION or other sources. In the absence of such classification or if JPMIM determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, JPMIM may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies may be considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.



                                    TRUSTEES



    The names of the Trustees of the Fund, together with information regarding their dates of birth ("DOB"), positions with the Fund, principal occupations and other board memberships in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act") or any company registered as an investment company under the 1940 Act, are shown below. The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.



                                                                          NUMBER OF
                                                                        PORTFOLIOS IN
NAME (DOB);                                                            FUND COMPLEX(1)
POSITIONS WITH                           PRINCIPAL OCCUPATIONS           OVERSEEN BY          OTHER DIRECTORSHIPS HELD
THE FUND SINCE                            DURING PAST 5 YEARS              TRUSTEE              OUTSIDE FUND COMPLEX
--------------                       ------------------------------  --------------------  ------------------------------
INDEPENDENT TRUSTEES
William J. Armstrong                 Retired; Vice-President &                78           None
  (12/04/1941); Trustee of the       Treasurer of Ingersoll-Rand
  Trust, since 2001.                 Company (manufacturer of
                                     industrial equipment)
                                     (1972-2000)
Roland R. Eppley, Jr.                Retired                                  78           None
  (04/01/1932); Trustee of the
  Trust, since 2001.
Ann Maynard Gray                     Vice President of Capital                78           Director of Duke Energy
  (08/22/1945); Trustee of the       Cities/ ABC, Inc.                                     Corporation (1997-Present)
  Trust, since 2001.                 (communications) (1986-1998);                         Director of Elan Corporation,
                                     President of Diversified                              Plc (pharmaceuticals)
                                     Publishing Group (1991-1997)                          (2001-Present); Director of
                                                                                           The Phoenix Companies (wealth
                                                                                           management services) (2002-
                                                                                           Present)

                                                                          NUMBER OF
                                                                        PORTFOLIOS IN
NAME (DOB);                                                            FUND COMPLEX(1)
POSITIONS WITH                           PRINCIPAL OCCUPATIONS           OVERSEEN BY          OTHER DIRECTORSHIPS HELD
THE FUND SINCE                            DURING PAST 5 YEARS              TRUSTEE              OUTSIDE FUND COMPLEX
--------------                       ------------------------------  --------------------  ------------------------------
Matthew Healey                       Retired; Chief Executive                 78           None
  (08/23/1937); Trustee of the       Officer of certain J.P. Morgan
  Trust, since 1992. President of    Fund trusts (1982-2001)
  the Board of Trustees since 2001.
Robert J. Higgins                    Director of Administration of            78           Director of Providian
  (10/09/1945); Trustee of the       the State of Rhode Island                             Financial Corp. (banking)
  Trust, since 2002.                 (2003-Present); President -                           (2002-Present)
                                     Consumer Banking and
                                     Investment Services Fleet
                                     Boston Financial (1971-2002)
Fergus Reid, III                     Chairman of Lumelite                     78           Trustee of 16 Morgan Stanley
  (08/12/1932); Trustee of the       Corporation (plastics                                 Funds (1995-Present)
  Trust, since 2001. Chairman of     manufacturing)
  the Board of Trustees 2001.
James J. Schonbachler                Retired; Managing Director of            78           None
  (01/26/1943); Trustee of the       Bankers Trust Company
  Trust, since 2001.                 (financial services)
                                     (1968-1998); Group Head and
                                     Director of Bankers Trust,
                                     A.G., Zurich and BT Brokerage
                                     Corp. (financial services)
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.*            Retired; Chief Executive                 78           None
  (07/20/1935); Trustee of the       Officer of Chase Mutual Funds
  Trust, since 2001.                 (investment company)
                                     (1989-1998); President & Chief
                                     Executive Officer of Vista
                                     Capital Management (investment
                                     management) (1990-1998); Chief
                                     Investment Executive of Chase
                                     Manhattan Private Bank
                                     (investment management)
                                     (1990-1998)



(1) A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Fund Complex for which the Trustees serve includes 11 investment companies as of February 28, 2003.
  * Mr. Spalding is deemed to be an "interested person" due to his ownership of J.P. Morgan Chase & Co. stock.

    The Trustees decide upon general policies and are responsible for overseeing the Trust's business affairs. The Board of Trustees presently has Audit, Valuation, Investment, and Governance Committees. The members of the Audit Committee are Messrs. Armstrong (Chairman), Eppley, Reid and Higgins. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters. The Audit Committee met four times during the fiscal year ended October 31, 2002. The members of the Valuation Committee are Messrs. Healey (Chairman), Spalding, Schonbachler and Armstrong. The function of the Valuation Committee is to oversee the fair value of the Fund's portfolio securities as necessary. The Valuation Committee met once during the fiscal year ended October 31, 2002. The members of the Investment Committee are
Messrs. Spalding (Chairman) and Healey and Ms. Gray. The function of the Investment Committee is to oversee the Adviser's investment program. The Investment Committee met once during the fiscal year ended October 31, 2002. The members of the

Governance Committee are Messrs. Reid (Chairman), Schonbachler, Eppley and Armstrong. The function of the Governance Committee is to nominate trustees for the Board to consider and to address Trustee compensation issues. The Governance Committee will consider nominees recommended by shareholders, but has no procedures in place currently for doing so. The Governance Committee met twice during the fiscal year ended October 31, 2002.



    The following table shows the dollar range of each Trustee's beneficial ownership as of December 31, 2002, in the Fund and each Trustee's aggregate ownership in any funds that the Trustee oversees in the Family of Investment Companies(1):



                                                                                           AGGREGATE OWNERSHIP OF ALL
                                                                                             REGISTERED INVESTMENT
                                                                                                   COMPANIES
                                                                                                  OVERSEEN BY
                                                                                              TRUSTEE IN FAMILY OF
NAME OF TRUSTEE                                    OWNERSHIP OF THE FUND                    INVESTMENT COMPANIES (1)
---------------                           ----------------------------------------  ----------------------------------------
INDEPENDENT TRUSTEES
William J. Armstrong                                        None                                 Over $100,000
Roland R. Eppley, Jr.                                       None                                 Over $100,000
Ann Maynard Gray                                            None                                $10,001-$50,000
Matthew Healey                                              None                                 Over $100,000
Fergus Reid, III                                            None                                 Over $100,000
James J. Schonbachler                                       None                                $50,001-$100,000
Robert J. Higgins                                           None                                      None

INTERESTED TRUSTEE
Leonard M. Spalding, Jr.                                    None                                 Over $100,000



(1) A Family of Investment Companies means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies for which the Trustees serve includes 11 investment companies as of 02/28/03.

    As of December 31, 2002, none of the independent Trustees or their immediate family members owned securities of the Adviser or the Distributor or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor.



    Each Trustee is currently paid an annual fee of $120,000 for serving as Trustee of the Funds and the JPMorgan Fund Complex. Each is reimbursed for expenses incurred in connection with service as a Trustee. For his services as Chairman of the Board of Trustees of the JPMorgan Fund Complex, Mr. Reid is paid an additional $130,000. For his services as President of the Board of Trustees of the JPMorgan Fund Complex, Mr. Healey is paid an additional $40,000. The Trustees may hold various other directorships unrelated to the JPMorgan Fund Complex.



    Trustee aggregate compensation expenses paid by the Fund and JPMorgan Fund Complex for the calendar year ended December 31, 2002 are set forth below:



                                           AGGREGATE TRUSTEE    TOTAL COMPENSATION
                                          COMPENSATION PAID BY      PAID FROM
NAME OF TRUSTEE                           THE FUND DURING 2002    "FUND COMPLEX"
---------------                           --------------------  ------------------
INDEPENDENT TRUSTEES
--------------------
Ann Maynard Gray                                      None           $120,000
Fergus Reid                                           None            250,000
James J. Schonbachler                                 None            120,000
Matthew Healey                                        None            160,000
Robert Higgins                                        None             70,000
Roland R. Eppley, Jr.                                 None            120,000
William J. Armstrong                                  None            120,000
INTERESTED TRUSTEE
------------------
Leonard M. Spalding, Jr.                              None            120,000

   The Trustees of the former Chase Vista Funds instituted a Retirement Plan for Eligible Trustees (the "Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible Trustee has attained age 65 and has completed at least five years of continuous service with one or more of the investment companies advised by the adviser of certain former Chase Vista Funds and its affiliates (collectively, the "Covered Funds"). Each eligible Trustee is entitled to receive from the Covered Funds an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to the sum of (1) 8% of the highest annual compensation received from the Covered Funds multiplied by the number of such Trustee's years of service (not in excess of 10 years) completed with respect to any Covered Funds and (2) 4% of the highest annual compensation received from the Covered Funds for each year of service in excess of 10 years, provided that no Trustee's annual benefit will exceed the highest annual compensation received by that Trustee from the Covered Funds. Such benefit is payable to each eligible Trustee in monthly installments for the life of the Trustee. On February 22, 2001, the Board of Trustees voted to terminate the Plan and in furtherance of this determination agreed to pay Trustees an amount equal, in the aggregate, to $10.95 million, of which $5.3 million had been previously accrued by the Covered Funds. The remaining $5.65 million was reimbursed by JPMorgan Chase Bank or one of its predecessors. Messrs. Armstrong, Eppley, Reid and Spalding received $1,027,673, $800,600, $2,249,437 and $463,798, respectively, in connection with the termination. Each nominee has elected to defer receipt of such amount pursuant to the Deferred Compensation Plan for Eligible Trustees.



    The Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may enter into agreements with such Funds whereby payment of the Trustees' fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of funds as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death. Messrs. Armstrong, Eppley, Reid and Spalding are the only Trustees who have elected to defer compensation under such plan.



    The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.



                                    OFFICERS



    The Fund's executive officers (listed below), other than the officers who are employees of the Adviser or one of its affiliates, are provided and compensated by J.P. Morgan Fund Distributors, Inc. a subsidiary of The BISYS Group, Inc. The officers conduct and supervise the business operations of the Funds. The officers hold office until a successor has been elected and duly qualified. The Fund has no employees.



    The names of the officers of the Fund, together with their DOB, information regarding their positions held with the Fund and principal occupations are shown below. The contact address for each of the officers, unless otherwise noted, is 522 Fifth Avenue, New York, NY 10036.

            NAME (DOB);
        POSITIONS HELD WITH                        PRINCIPAL OCCUPATIONS
         THE TRUST (SINCE)                          DURING PAST 5 YEARS
-----------------------------------  --------------------------------------------------
George Gatch                         Managing Director, J.P. Morgan Investment
(12/21/1962);                        Management Inc. and J.P. Morgan Fleming Asset
President (2001)                     Management (USA) Inc.; Head of J.P. Morgan
                                     Fleming's U.S. Mutual Funds and Financial
                                     Intermediaries Business ("FFI"); he has held
                                     numerous positions throughout the firm in business
                                     management, marketing and sales.

David Wezdenko                       Managing Director, J.P. Morgan Investment
(10/02/1963);                        Management Inc. and J.P. Morgan Fleming Asset
Treasurer (2001)                     Management (USA) Inc.; Chief Operating Officer for
                                     FFI; since joining J.P. Morgan Chase in 1996, he
                                     has held numerous financial and operation related
                                     positions supporting the J.P. Morgan pooling funds
                                     business.

Sharon Weinberg                      Managing Director, J.P. Morgan Investment
(06/15/1959);                        Management Inc. and J.P. Morgan Fleming Asset
Secretary (2001)                     Management (USA) Inc.; Head of Business and
                                     Product Strategy for FFI; since joining J.P.
                                     Morgan Chase in 1996, she has held numerous
                                     positions throughout the asset management business
                                     in mutual funds marketing, legal and product
                                     development.

Michael Moran                        Vice President, J.P. Morgan Investment Management
(07/14/1969);                        Inc. and J.P. Morgan Fleming Asset Management
Vice President and Assistant         (USA) Inc.; Controller of FFI.
Treasurer (2001)

Stephen Ungerman                     Vice President, J.P. Morgan Investment Management
(06/02/1953);                        Inc. and J.P. Morgan Fleming Asset Management
Vice President and Assistant         (USA) Inc.; Business Head for Vehicle Services
Treasurer (2001)                     Group within Fund Administration; prior to joining
                                     J.P. Morgan Chase in 2000, he held a number of
                                     senior management positions in Prudential
                                     Insurance Co. of America's asset management
                                     business, including Associate General Counsel, Tax
                                     Director and Co-head of Fund Administration
                                     Department; Mr. Ungerman was also the Assistant
                                     Treasurer of all mutual funds managed by
                                     Prudential.

Judy R. Bartlett                     Vice President and Assistant General Counsel, J.P.
(05/29/1965);                        Morgan Investment Management Inc. and J.P. Morgan
Vice President and Assistant         Fleming Asset Management (USA) Inc., since
Secretary (2001)                     September 2000; from August 1998 through August
                                     2000, she was an attorney at New York Life
                                     Insurance Company where she served as Assistant
                                     Secretary for the Mainstay Funds; from October
                                     1995 through July 1998, Ms. Bartlett was an
                                     associate at the law firm of Willkie Farr &
                                     Gallagher.

Joseph J. Bertini                    Vice President and Assistant General Counsel, J.P.
(11/04/1965);                        Morgan Investment Management Inc. and J.P. Morgan
Vice President and Assistant         Fleming Asset Management (USA) Inc.
Secretary (2001)

Thomas J. Smith                      Managing Director, Head of Compliance for J.P.
(06/24/1955);                        Morgan Chase & Co.'s asset management business in
Vice President and Assistant         the Americas. An employee since 1996, he
Secretary (2002)                     previously worked in the Investment Management --
                                     Risk Management/Compliance group for the Chase
                                     Manhattan Corporation.

Paul M. DeRusso                      Vice President, J.P. Morgan Investment Management
(12/03/1954);                        Inc. and J.P. Morgan Fleming Asset Management
Assistant Treasurer (2001)           (USA) Inc.; Manager of the Budgeting and Expense
                                     Group of Funds Administration Group.

Lai Ming Fung                        Associate, J.P. Morgan Investment Management Inc.
(09/08/1974);                        and J.P. Morgan Fleming Asset Management (USA)
Assistant Treasurer (2001)           Inc.; Budgeting & Expense Analyst for the Funds
                                     Administration Group. From October 1996 to
                                     March 1999 she was Section Head in the Fund
                                     Account Group at Morgan Stanley Dean Witter.

Mary Squires                         Vice President, J.P. Morgan Investment Management
(01/08/1955);                        Inc. and J.P. Morgan Fleming Asset Management
Assistant Treasurer (2001)           (USA) Inc.; Ms. Squires has held numerous
                                     financial and operations positions supporting the
                                     J.P. Morgan Chase organization complex.

Nimish S. Bhatt                      Senior Vice President of Fund Administration and
(06/06/1963);                        Financial Services of BISYS Investment Fund
Assistant Treasurer (2001)*          Services Inc. since November 2000; various
                                     positions held within BISYS since 1996, including
                                     Senior Vice President of Tax, Quality Assurance
                                     and Alternative Investments.

Arthur A. Jensen                     Vice President of Financial Services of BISYS
(09/28/1966);                        Investment Services, Inc., since June 2001;
Assistant Treasurer (2001)*          formerly Section Manager at Northern Trust Company
                                     and Accounting Supervisor at Allstate Insurance
                                     Company.

            NAME (DOB);
        POSITIONS HELD WITH                        PRINCIPAL OCCUPATIONS
         THE TRUST (SINCE)                          DURING PAST 5 YEARS
-----------------------------------  --------------------------------------------------
Martin R. Dean                       Vice President of Compliance of BISYS Fund
(11/27/1963);                        Services, Inc.
Assistant Treasurer (2001)*

Alaina Metz                          Vice President of BISYS Fund Services, Inc.;
(04/07/1967);                        formerly, Chief Administrative Officer
Assistant Secretary (2001)*          Supervisor -- Blue Sky Compliance for BISYS Fund
                                     Services, Inc.

Lisa Hurley                          Executive Vice President and General Counsel of
(05/29/1955);                        BISYS Fund Services, Inc.; formerly Counsel to
Assistant Secretary (2001)**         Moore Capital Management and General Counsel to
                                     Global Asset Management



  *  The contact address for the officer is 3435 Stelzer Road, Columbus, OH
     43219.
 **  The contact address for the officer is 90 Park Avenue, New York, NY 10016.




    As of January 31, 2003, the officers and Trustees, as a group, owned less than 1% of the shares of each Fund.


                                CODES OF ETHICS

    The Fund, the Distributor and the Adviser have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these codes permits personnel subject to such code to invest in securities, including securities that may be purchased or held by the Fund. Such purchases, however, are subject to procedures reasonably necessary to prevent access persons from engaging in any unlawful conduct set forth in Rule 17j-1.

                               INVESTMENT ADVISER

    Pursuant to the Investment Advisory Agreement (the "Advisory Agreement"), between JPMIM and the Trust, on behalf of the Fund, JPMIM serves as investment adviser, as discussed in the "General" section.

    Subject to the supervision of the Fund's Trustees, the Adviser makes the Fund's day-to-day investment decisions, arranges for the execution of Fund transactions and generally manages the Fund's investments. JPMIM, a wholly owned subsidiary of J.P. Morgan Chase & Co. ("J.P. Morgan Chase"), is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and acts as investment advisers to individuals, governments, corporations, employee benefit plans, labor unions and state and local governments, mutual funds and other institutional investors. JPMIM is located at 522 Fifth Avenue, New York, New York 10036.

    Certain of the assets of employee benefit accounts under the Adviser's management are invested in commingled pension trust funds for which of JPMorgan Chase Bank serves as trustee.


    Under separate agreements, J.P. Morgan Chase also provides certain financial, fund accounting and administrative services to the Trust and the Fund and shareholder services for the Trust. See "Administrator" and "Shareholder Servicing" below.


    J.P. Morgan Chase, a bank holding company organized under the laws of the State of Delaware was formed from the merger of J.P. Morgan & Co. Incorporated with and into The Chase Manhattan Corporation. J.P. Morgan Chase has a long history of offering a wide range of banking and investment services to customers throughout the United States and the world. The firm, through its predecessor firms, has been in business for over a century.


    The investment advisory services the Adviser provides to the Fund are not exclusive under the terms of the Advisory Agreement. The Adviser is free to and does render similar investment advisory services to others. The Adviser serves as investment adviser to personal investors and other investment companies and act as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Adviser serves as trustee. The accounts which are managed or advised by the Adviser have varying investment objectives and the Adviser invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Fund. Such accounts are supervised by employees of the Adviser who may also be acting in similar capacities for the Fund. See "Portfolio Transactions" section.


    The Fund is managed by employees of the Adviser who, in acting for their customers, including the Fund, do not discuss their investment decisions with any personnel of J.P. Morgan Chase or any personnel of other divisions of the Adviser or with any of their affiliated persons, with the exception of certain other investment management affiliates of J.P. Morgan Chase which execute transactions on behalf of the Fund.

    As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the Adviser under the Advisory Agreement, the Trust, on behalf of the Fund, has agreed to pay the Adviser a fee of 0.25%, which is computed daily and may be paid monthly, equal to the annual rate of the Fund's average daily net assets.


    The Advisory Agreement provides that it will continue in effect for a period of two years after execution only if specifically approved thereafter annually in the same manner as the Distribution Agreement. See "Distributor" section. The Fund's Advisory Agreement will terminate automatically if assigned and is terminable at any time without penalty by a vote of a majority of Trustees, or by a vote of the holders of a majority of the Fund's outstanding voting securities, on 60 days' written notice to the Adviser and by the Adviser on 90 days' written notice to the Fund. See "Additional Information" section for a definition of the term "majority of the outstanding voting securities."


                BOARD REVIEW OF INVESTMENT ADVISORY ARRANGEMENTS


    The Fund's Board of Trustees, including the Board members who are not "interested persons" (as defined in the 1940 Act) of any party to the Advisory Agreement or its affiliates, has approved the Advisory Agreement for the Fund.


    As part of its review of the investment advisory arrangements for the Fund, the Board of Trustees has requested that the Adviser prepare on a regular basis information regarding the performance of the Fund, its performance against the Fund's peers and benchmarks and analyses by the Adviser of the Fund's performance. The members of the Adviser's investment staff meet with the Board of Trustees to discuss this information and their intentions with regard to the management of the Fund. The Adviser will also periodically provide comparative information regarding the Fund's expense ratios and those of the peer groups. In addition, in preparation for its annual approval meeting, the Board of Trustees will request and reviews, with the assistance of its legal counsel, materials from the Adviser regarding comparative fees, expenses, performance and profitability information pertaining to the relationship of the Adviser and the Fund.


    In approving the Advisory Agreement, the Board of Trustees of the Fund considered the nature, quality and scope of the operations and services to be provided by the Adviser to the Fund, including their knowledge of the Adviser's investment staff and executive personnel and the overall reputation and capabilities of the Adviser and its affiliates. The Board of Trustees also considered comparative fee information concerning other investment companies with similar investment objectives and policies. The Fund's Board of Trustees compared the terms of the Fund's advisory arrangements and similar arrangements by other investment companies, particularly with regard to levels of advisory fees relative to its peer group. The Board also examined the benefits to the Adviser and its affiliates of their relationship with the Fund. Specifically, the Board analyzed the benefits that might accrue to the Adviser and its affiliates as a result of the fact that affiliates of the Adviser act as custodian, administrator and shareholder servicing agent for the Fund, and will receive fees from the Fund for acting in such capacities. The Board of Trustees also analyze at its annual approval meetings information provided by the Adviser regarding the profitability to the Adviser of its relationship with the Fund. Profitability information is not audited and represents the Adviser's determination of its and its affiliates' revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Board of Trustees also considered and the intention of the Adviser with regard to management of the Fund, including the commitment of the Adviser to provide high quality services to the Fund, whether there were any conditions likely to affect the ability of the Adviser to provide such services, and its ability to retain and attract qualified personnel to manage the Fund.

    In reaching their decision to approve the investment advisory contract, the Board of Trustees did not identify any single factor as being of paramount importance. Based on its evaluation of the information reviewed and after due consideration, the Board of Trustees of the Fund concluded that the advisory agreement enable the Fund to obtain high-quality services at costs that it deemed appropriate and reasonable and that approval of the agreement was in the best interest of the Fund.

                      ADMINISTRATOR AND SUB-ADMINISTRATOR


    Pursuant to the Administration Agreement, effective September 10, 2001, between the Trust, on behalf of the Fund, and a predecessor of JPMorgan Chase Bank (the "Administration Agreement"), JPMorgan Chase Bank is the administrator of the Fund. JPMorgan Chase Bank provides certain administrative services to the Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund's independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV and yield; responding to shareholder inquiries, and arranging for the maintenance of books and records of the Fund and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. JPMorgan Chase Bank, in its capacity as administrator, does not have any responsibility or authority for the investment management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of the Fund's shares.


    JPMorgan Chase Bank was formed on November 10, 2001, from the merger of Morgan Guaranty Trust Company of New York and The Chase Manhattan Bank.


    Under the Administration Agreement, JPMorgan Chase Bank is permitted to render administrative services to others. The Administration Agreement will continue in effect for two years and from year to year thereafter with respect to the Fund, only if such continuance is specifically approved at least annually by the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined by the 1940 Act), or by vote of a majority of the Fund's outstanding voting securities and by such vote of the Trustees. The Administration Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days' written notice when authorized either by a majority vote of the Fund's voting securities or by vote of a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust, or by JPMorgan Chase Bank on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Administration Agreement also provides that absent willful misfeasance, bad faith, gross negligence, or reckless disregard in the performance of duties under the agreement on the part of JPMorgan Chase Bank or its directors, officers or employees, the Trust shall indemnify JPMorgan Chase Bank against any claims that JPMorgan Chase Bank may incur based on any omissions in connection with services rendered to the Trusts under the Administration Agreement.


    In consideration of the services provided by JPMorgan Chase Bank pursuant to the Administration Agreement, JPMorgan Chase Bank receives from the Fund a pro-rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of the average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of the average daily net assets over $25 billion. JPMorgan Chase Bank may voluntarily waive a portion of the fees payable to it with respect to the Fund. JPMorgan Chase Bank pays a portion of the fees it receives to BISYS Fund Services, L.P for its services as the Fund's sub-administrator.

                                  DISTRIBUTOR


    The Distributor serves as the Trust's exclusive distributor and holds itself available to receive purchase orders for the Fund's shares. In that capacity, the Distributor has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of the Fund's shares in accordance with the terms of the Distribution Agreement between the Trust and the Distributor. Under the terms of the Distribution Agreement between the Distributor and the Trust, the Distributor receives no compensation in its capacity as the Trust's Distributor. The Distributor is a wholly owned indirect subsidiary of The BISYS Group, Inc.

    The Distribution Agreement shall continue in effect with respect to the Fund for a period of two years after execution only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the Fund's outstanding shares or (ii) by a vote of a majority of the Trustees of the Trust and a vote of the Trustees who are not "interested persons" (as defined by the 1940 Act) of the parties to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval (see "Trustees" and "Officers"). The Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust, including a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of the holders of a majority of the Fund's outstanding shares as defined under "Additional Information," in any case without payment of any penalty on 60 days' written notice to the other party. The principal offices of JPMFD are located at 522 Fifth Avenue, New York, NY 10036.


                                   CUSTODIAN


    Pursuant to the Global Custody Agreement with JPMorgan Chase Bank, 3 Chase MetroTech Center, Brooklyn, N.Y. 11245, dated September 7, 2001, JPMorgan Chase Bank serves as the Fund's custodian and fund accounting agent and is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions. JPMorgan Chase Bank is an affiliate of the Adviser.



    For fund accounting services, the Fund pays to JPMorgan Chase Bank the higher of a) the Fund's pro rata share of an annual complex-wide charge on the average daily net assets of all U.S. equity funds of 0.012% of the first
$10 billion, 0.005% on the next $10 billion, 0.004% on the next $10 billion and 0.0025% for such assets over $30 billion, or b) the applicable per account minimum charge. The minimum total annual fund accounting charge per U.S. equity fund is $20,000.


    In addition there is a $10,000 annual charge per share class and a $6,000 annual charge per manager for multi-managed accounts.

    For custodian services, the Fund pays to JPMorgan Chase Bank fees of between 0.001% and 0.6% of assets under management (depending on the foreign domicile in which the asset is held), calculated monthly in arrears, for safekeeping and fees between $7.50 and $150 for securities trades (depending on the foreign domicile in which the trade is settled).

    JPMorgan Chase Bank is also reimbursed for its reasonable out-of-pocket or incidental expenses, including, but not limited to, legal fees.

                                 TRANSFER AGENT


    DST Systems, Inc. ("DST" or "Transfer Agent"), 210 West 10th Street, Kansas City, Missouri 64105, serves as the Fund's transfer agent and dividend disbursing agent. As transfer agent and dividend disbursing agent, DST is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.


                             SHAREHOLDER SERVICING


    The Trust, on behalf of the Fund, has entered into Shareholder Servicing Agreement, which enables the Fund to obtain the services of one or more Shareholder Servicing Agents including JPMorgan Chase Bank. Under the agreement, the Shareholder Servicing Agents are responsible for performing shareholder account, administrative and servicing functions, which include but are not limited to, answering inquiries regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to the Fund; assisting customers in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records, transmitting or assisting in processing purchase and redemption orders and arranging for the wiring or other transfer of funds to and from customer accounts in connection with orders to purchase or redeem Fund shares; verifying purchase and redemption orders, transfers among and changes in accounts; informing the Distributor of the gross amount of purchase orders for Fund shares; providing other related services; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnishing (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) quarterly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Fund, proxy statements, annual reports, updated prospectuses and other communications to shareholders of the Fund; receiving and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and providing such other related services as the Fund or a shareholder may request. Shareholder Servicing Agents may be required to register pursuant to state securities law. Shareholder Servicing Agents may subcontract with parties for the provision of shareholder support services.


    Under the Shareholder Servicing Agreements, the Fund has agreed to pay the JPMorgan Chase Bank for these services a fee at the following annual rates (expressed as a percentage of the average daily net assets of Fund shares owned by or for shareholders):

Institutional Class Shares                          0.10%
Select Class Shares                                 0.25%

    JPMorgan Chase Bank may voluntarily agree from time to time to waive a portion of the fees payable to it under the Shareholder Servicing Agreements with respect to the Fund on a month-to-month basis.

    Shareholder Servicing Agents may offer additional services to their customers, including specialized procedures and payment for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Each Shareholder Servicing Agent may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain Shareholder Servicing Agents may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees for the services as Shareholder Servicing Agents.

    For shareholders that bank with JPMorgan Chase Bank, JPMorgan Chase Bank may aggregate investments in the JPMorgan Funds with balances held in JPMorgan Chase Bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. JPMorgan Chase Bank and certain broker-dealers and other Shareholder Servicing Agents may, at their own expense, provide gifts such as computer software packages, guides and books related in investment or additional Fund shares valued up to $250 to their customers that invest in the JPMorgan Funds.

    JPMorgan Chase Bank and/or the Distributor may from time to time, at their own expense out of compensation retained by them from the Fund or from other sources available to them, make additional payments to certain selected dealers or other Shareholder Servicing Agents for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to an additional 0.10% annually of the average net assets of the Fund attributable to shares of the Fund held by the customer of such Shareholder Servicing Agents. Such compensation does not represent an additional expense to the Funds or to its shareholders, since it will be paid by JPMorgan Chase Bank and/or the Distributor.

    JPMorgan Chase Bank, JPMorgan Funds and their affiliates, agents and subagents may exchange among themselves and other certain information about shareholders and their accounts, including information used to offer investment products and insurance products to them, unless otherwise contractually prohibited.

                            FINANCIAL PROFESSIONALS

    The services provided by financial professionals may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the financial professional, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as JPMorgan Chase Bank or the financial professional's clients may reasonably request and agree upon with the financial professional.

    Financial professionals may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among financial professionals, but in all cases will be retained by the financial professional and not be remitted to the Fund or JPMorgan Chase Bank.

    The Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. These orders will be priced at the Fund's net asset value next calculated after they are so accepted.

                            INDEPENDENT ACCOUNTANTS

    The independent accountants of the Trust and the Fund are PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of the Fund, assists in the preparation and/or review of the Fund's federal and state income tax returns and consults with the Fund as to matters of accounting and federal and state income taxation.

                      PURCHASES, REDEMPTIONS AND EXCHANGES

    The Fund has established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. If an investor's account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), the Fund reserves the right to request that the investor buys more shares or close the investor's account. If the investor's account balance is still below the minimum 60 days after notification, the Fund reserves the right to close out such account and send the proceeds to the address of record. DST may defer acting on a shareholder's instructions until it has received them in proper form. In addition, the privileges described in the Prospectuses are not available until a completed and signed account application has been received by DST. Telephone transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined in
Section 6 of the Account Application. The Telephone Exchange Privilege is not available if an investor was issued certificates for shares that remain outstanding.


    An investor may buy shares in the Fund: (i) through an investment representative or financial service firm; or (ii) through the Distributor by calling the JPMorgan Funds Service Center or JPMorgan Institutional Funds Service Center, as applicable. Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, and confirmation that the account registration and address given by such person match those on record, the Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of the Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to such Fund in writing.


    The Fund may, at its own option, accept securities in payment for shares. The securities delivered in such a transaction are valued by the method described in "Net Asset Value" as of the day the Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of the Adviser, appropriate investments for the Fund.

In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the Fund; (ii) be acquired by the Fund for investment and not for resale; (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, OTC market or by readily available market quotations from a dealer in such securities. The Fund reserves the right to accept or reject at their own option any and all securities offered in payment for its shares.


    Subject to compliance with applicable regulations, the Fund has reserved the right to pay the redemption price of its Shares, either totally or partially, by a distribution in kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has filed an election under Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).


    The Trust, on behalf of the Fund, reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption as follows:
(i) for up to seven days, (ii) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading thereon is restricted as determined by the SEC by rule or regulation, (iii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by a Fund of, or evaluation of the net asset value of, its portfolio securities to be unreasonable or impracticable, or (iv) for such other periods as the SEC may permit.

    Each investor in the Fund may add to or reduce its investment in the Fund on each day that the New York Stock Exchange is open for business. Once each such day, based upon prices determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time, however, options are priced at 4:15 p.m., Eastern time) the value of each investor's interest in the Fund will be determined by multiplying the NAV of the Fund by the percentage representing that investor's share of the aggregate beneficial interests in the Fund. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in the Fund will then be recomputed as the percentage equal to the fraction
(i) the numerator of which is the value of such investor's investment in the Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Fund effected on such day and (ii) the denominator of which is the aggregate NAV of the Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in the Fund. The percentage so determined will then be applied to determine the value of the investor's interest in the Fund as of such time on the following day the New York Stock Exchange is open for trading.


    EXCHANGE PRIVILEGE. Shareholders may exchange their shares in the Fund for shares of the same class in any other JPMorgan Fund that offers such share class. The shareholder will not pay a sales charge for such exchange. JPMorgan Chase Bank may discontinue this exchange privilege at any time.



    The Fund reserves the right to limit the number of exchanges or to refuse an exchange. The Fund may charge an administration fee of $5 for each exchange if an investor makes more than 10 exchanges in a year or three in a quarter. Shareholders of other JPMorgan Funds may be entitled to exchange their shares for, or reinvest distributions from their funds in, shares of the Fund at net asset value.



    Under the Exchange Privilege, shares may be exchanged for shares of the same class of another fund only if shares of the fund exchanged into are registered in the state where the exchange is to be made. Shares of the Fund may only be exchanged into another fund if the account registrations are identical. With respect to exchanges from any JPMorgan money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the JPMorgan non-money market funds or the exchange will be done at relative net asset value plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the fund to be acquired are purchased on the redemption date, but such purchase may be delayed by either fund for up to five business days if a fund determines that it would be disadvantaged by an immediate transfer of the proceeds.

    The Fund may require signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to the Fund, and in certain other circumstances described in the Prospectuses. The Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A signature guarantee may be obtained from a bank, trust company, broker-dealer or other member of a national securities exchange. Please note that a notary public cannot provide a signature guarantee.


    If you are planning to exchange, sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays.


    The Fund reserves the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.

    Investors may incur a fee if they effect transactions through a broker or agent.

                          DIVIDENDS AND DISTRIBUTIONS


    The Fund declares and pays dividends and distributions as described under "Distributions and Taxes" in the respective Prospectuses.


    Dividends and capital gains distributions paid by the Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder's account with the Fund or at his financial professional or, in the case of certain Fund customers, are mailed by check in accordance with the customer's instructions. The Fund reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

    If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

                                NET ASSET VALUE


    The Fund computes its net asset value once daily on Monday through Friday at the time stated in the Prospectuses. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Fund may also close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The days on which net asset value is determined are the Fund's business days.


    The NAV of each class of the Fund is equal to the value of such class' pro rata portion of the Fund's investments less the class' pro rata portion of the Fund's liabilities. The following is a discussion of the procedures used by the Fund in valuing its assets.


    The value of investments listed on a domestic or foreign securities exchange, including National Association of Securities Dealers Automated Quotations ("NASDAQ") is based on the last sale prices on the exchange on which the security is principally traded (the "primary exchange"). If there has been no sale on the primary exchange on the valuation date, and the spread between bid and asked quotations on the primary exchange is less than or equal to 10% of the bid price for the security, the security shall be valued at the average of the closing bid and asked quotations on the primary exchange. For foreign listed shares, if there has been no sale on the primary exchange on the valuation date, and the average of the bid and asked quotations on the exchange is less than or equal to the last sale price of the local shares, on the valuation date the security shall be valued at the last sales price of the local shares. Under all other circumstances (e.g. there is no last sale on the primary exchange, there are no bid and asked quotations on the primary exchange, or the spread between bid and asked quotations is greater than 10% of the bid price), or the last quoted sale for local shares is less than or equal to the average of the bid and asked quotations for the foreign listed shares), the value of the security shall be the last sale price on the primary exchange up to five days prior to the valuation date unless, in the judgment of the Adviser, material events or conditions since such last sale necessitate fair valuation of the security. With respect to securities otherwise traded in the over-the-counter market, the value shall be equal to the quoted bid price. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security.



    Options on stock indexes traded on national securities exchanges are valued at the close of options trading on such exchanges which is currently 4:10 p.m. Eastern Standard Time. Stock index futures and related options, which are traded on commodities exchanges, are valued at their last sales price as of the close of such commodities exchanges which is currently 4:15 p.m Eastern Standard Time. Options and futures traded on foreign exchanges are valued at the last sale price available prior to the calculation of the Fund's NAV. Securities or other assets for which market quotations are not readily available (including certain restricted and illiquid securities) or for which market quotations do not represent the value at time of pricing are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees. Such procedures include the use of independent pricing services which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Trustees.


    Listed options on debt securities traded on U.S. option exchanges shall be valued at their closing price on such exchanges. Futures on debt securities and related options traded on commodities exchanges shall be valued at their closing price as of the close of such commodities exchanges, which is currently
4:15 p.m., Eastern Standard Time. Options and future traded on foreign exchanges shall be valued at the last sale or close price available prior to the calculation of the Fund's NAV. Non-listed OTC options and swaps shall be valued at the closing price provided by a counterparty or third-party broker.


    Fixed income securities with a maturity of 60 days or more, are generally valued using bid quotations generally readily available from and supplied daily by third party pricing services or brokers of comparable securities. If such prices are not supplied by the Fund's independent pricing services, such securities are priced in accordance with fair value procedures adopted by the Trustees as described above.



    Securities or other assets for which market quotations are not readily available (including certain illiquid securities) or for which market prices do not represent the value at the time of pricing are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees.



    For purposes of calculating NAV, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing currency exchange rate on the valuation date. Trading in securities on most foreign markets is normally completed before the close of trading in U.S. markets and may also take place on days on which the U.S. markets are closed. If events materially affecting the value of securities occur between the time when the market in which they are traded closes and the time when the Fund's NAV is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.


                                PERFORMANCE DATA


    From time to time, the Fund may quote performance in terms of yield, actual distributions, average annual total returns before and after taxes or capital appreciation in reports, sales literature and adver-tisements published by the Fund. Shareholders may obtain current performance information by calling the number provided on the cover page of this SAI. See also the Prospectuses.



    The Fund may provide periodic and average annual "total rates of return." The "total rate of return" refers to the change in the value of an investment in a Fund over a period (which period shall be stated in any advertisement or communication with a shareholder) based on any change in NAV per share including the value of any shares purchased through the reinvestment of any dividends or capital gains distributions declared during such period. One-, five-, and ten-year periods will be shown, unless the class has been in existence for a shorter period.


    Average annual total returns are calculated according to the following formulas:

       Average annual total returns (before taxes):
             P (1 + T)TO THE POWER OF n = ERV

       Average annual total returns (after taxes on distributions):
             P (1 + T)TO THE POWER OF n = ATV TO THE BASE OF D

       Average annual total returns (after taxes on distributions and sale of Fund shares)
             P (1 + T)TO THE POWER OF n = ATV TO THE BASE OF DR

Where:    P       =    a hypothetical initial payment of $1,000.
          T       =    average annual total return (before taxes, after
                       taxes on distributions, or after taxes on
                       distributions and sale of Fund shares, as
                       applicable).
          n       =    number of years
          ERV     =    ending redeemable value of a hypothetical $1,000
                       payment made at the beginning of the 1-, 5-, or
                       10-year periods at the end of the 1-, 5-, or
                       10-year periods (or fractional portion).
          ATV TO  =    ending value of a hypothetical $1,000 payment made
          THE          at the beginning of the 1-, 5-, or 10-year periods
          BASE         at the end of the 1-, 5-, or 10-year periods (or
          OF D         fractional portion), after taxes on fund
                       distributions but not after taxes on redemption.
          ATV TO  =    ending value of a hypothetical $1,000 payment made
          THE          at the beginning of the 1-, 5-, or 10-year periods
          BASE         at the end of the 1-, 5-, or 10-year periods (or
          OF DR        fractional portion), after taxes on fund
                       distributions and redemption.


    The tax rate used for calculating after-tax performance is the maximum (marginal) rate of 38.6%.



    YIELD QUOTATIONS. As required by regulations of the SEC, the annualized yield for the Fund is computed by dividing the Fund's net investment income per share earned during a 30-day period by the maximum offering price per share on the last day of the period. The average daily number of shares outstanding during the period that are eligible to receive dividends is used in determining the net investment income per share.


Yields are calculated according to the following formula:

                       a-b
YIELD     =    2[(    ----   + 1)TO THE POWER OF 6 - 1]
                       cd

Where:    a       =    dividends and interest earned during the period.
          b       =    expenses accrued for the period (net of
                       reimbursements).
          c       =    the average daily number of shares outstanding
                       during the period that were entitled to receive
                       dividends.
          d       =    the maximum offering price per share on the last
                       day of the period.

    The Fund's performance will vary from time to time depending upon market conditions and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

    The Fund presents performance information for each class thereof since the commencement of operations of the Fund, rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of the related Fund is therefore based on the performance history of predecessor class or classes. Historical expenses reflected in performance information are based upon the distribution, shareholder servicing fees and other expenses actually incurred during the period presented and have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class.


    The performance quoted reflects fee waivers and reimbursements that subsidize and reduce the total operating expenses of the Fund (or classes thereof). Returns on the Fund (or classes) would have been lower if there were no such waiver or reimbursement. JPMorgan Chase Bank and/or other service providers waive certain of the Fund's fees and/or reimburse expenses. The Fund's Prospectus discloses the extent of any agreements to waive fees and/or reimburse expenses.



    Comparative performance information may be used from time to time in advertising the Fund's shares, including appropriate market or data from Lipper Analytical Services, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.


    From time to time, the Fund may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to sharehold-ers: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions;
(4) descriptions of past or holdings; (5) descriptions of investment strategies;
(6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the Fund; (7) comparisons of investment products (including the Funds) with relevant markets or industry indices or other appropriate benchmarks; (8) discussions of the Fund rankings or ratings by recognized rating organizations; and (9) discussions of various statistical methods quantifying the Fund's volatility relative to its benchmark or to past performance, including risk adjusted measures. The Fund may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of the Fund.


                             PORTFOLIO TRANSACTIONS



    On behalf of the Fund, the Adviser places orders for the Fund for all purchases and sales of portfolio securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of the Fund unless otherwise prohibited. See "Investment Strategies and Policies."


    Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.


    Portfolio transactions will be undertaken principally to accomplish the Fund's objective in relation to expected movements in the general level of interest rates. The Fund may engage in short-term trading consistent with its objectives. See "Investment Strategies and Policies--Portfolio Turnover".



    In connection with Fund transactions, the overriding objective is to obtain the best execution of purchase and sales orders. Under the Advisory Agreement and as permitted by Section 28(e) of the

Securities Exchange Act of 1934, the Adviser may cause the Fund to pay a broker-dealer, which provides brokerage and research services to the Adviser, the Fund and/or other accounts for which the Adviser exercises investment discretion, an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either that particular transaction or the Adviser's overall responsibilities to accounts over which it exercises investment discretion. Not all of such services are useful or of value in advising the Fund. The Adviser reports to the Board of Trustees regarding overall commissions paid by the Fund and their reasonableness in relation to the benefits to the Fund. The term "brokerage and research services" includes: (i) advice as to the value of securities; (ii) the advisability of investing in, purchasing or selling securities; (iii) the availability of securities or of purchasers or sellers of securities;
(iv) furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (v) effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.


    Brokerage and research services received from such broker-dealers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Advisory Agreement. The fees that the Fund pays to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. To the extent the Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services generally would be useful and of value to the Adviser in serving one or more of its other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Adviser in carrying out its obligations to the Fund. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through its own staff.


    Subject to the overriding objective of obtaining the best execution of orders, the Adviser may allocate a portion of a Fund's brokerage transactions to affiliates of the Adviser. Under the 1940 Act, persons affiliated with the Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. The SEC has granted an exemptive order permitting each Fund to engage in principal transactions with J.P. Morgan Securities Inc., an affiliated broker, involving taxable money market instruments (including commercial paper, banker acceptances and medium term notes) and repurchase agreements. The order is subject to certain conditions. Affiliated persons of the Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which JPMorgan Chase Bank or an affiliate is a member or in a private placement in which JPMorgan Chase Bank or an affiliate serves as placement agent except pursuant to procedures adopted by the Board of Trustees of the Fund that either comply with rules adopted by the SEC or with interpretations of the SEC's staff.


    On those occasions when the Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other customers including other funds, the Adviser to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to a Fund. In some instances, this procedure might adversely affect the Fund.


    If the Fund that writes options effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by the Fund will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options which the Fund may write may be affected by options written by the Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.


    The Fund expects to purchase securities from underwriting syndicates of which certain affiliates of J.P. Morgan Chase act as a member or manager. Such purchases will be effected in accordance with the conditions set forth in Rule 10f-3 under the 1940 Act and related procedures adopted by the Trustees, including a majority of the Trustees who are not "interested persons" of the Fund. Among the conditions are that the issuer of any purchased securities will have been in operation for at least three, that not more than 25% of the underwriting will be purchased by the Fund and any other investment company having the same investment adviser, and that no shares will be purchased from the Distributor or any of its affiliates.

                              MASSACHUSETTS TRUST


    The Trust is organized as a "Massachusetts business trust" of which the Fund is a separate and distinct series. Copies of the Declaration of Trust for the Trust are on file in the office of the Secretary of The Commonwealth of Massachusetts. The Declaration of Trust and the By Laws of the Trust are designed to make the Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability and is described below.


    Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust which is not the case for a corporation. However, the Trust's Declaration of Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written agreement, obligation, instrument or undertaking made on behalf of the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

    No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Fund. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.


    The Trust's Declaration of Trust provides that the Trust will indemnify the Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.


    The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

                             DESCRIPTION OF SHARES


    The Trust is comprised of 11 open-end management investment companies organized as Massachusetts business trusts in which the Fund represents a separate series of shares of beneficial interest. See "Massachusetts Trust."

    The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and classes within any series and to divide or combine the shares (of any series, if applicable) without changing the proportionate beneficial interest of each shareholder in the Fund (or in the assets of other series, if applicable). Each share represents an equal proportional interest in the Fund with each other share. Upon liquidation of the Fund, holders are entitled to share pro rata in the net assets of a Fund available for distribution to such shareholders. See "Massachusetts Trust." Shares of the Fund have no preemptive or conversion rights and are fully paid and non-assessable. The rights of redemption and exchange are described in the Prospectuses and elsewhere in this SAI.



    Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or the Trust's Declaration of Trust.



    Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that may affect a particular class, such as the approval of distribution plans for a particular class.



    Shareholders of the Trust have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of the Trust's shares. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having an NAV of at least $25,000 or at least 1% of the Trust's outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting for the purpose of voting upon the question of removal of any Trustee or Trustees and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

    The Trustees have authorized the issuance and sale to the public of 11 series of the Trust. The Trustees may, however, authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The proceeds from the issuance of any additional series would be invested in separate, independently managed Fund with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset valuation procedures. Any additional classes would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances. All consideration received by the Trust for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class, subject only to the rights of creditors of the Fund and would be subject to the liabilities related thereto. Shareholders of any additional series or class will approve the adoption of any management contract or distribution plan relating to such series or class and of any changes in the investment policies related thereto, to the extent required by the 1940 Act.



    For information relating to mandatory redemption of Fund shares or their redemption at the option of the Trust under certain circumstances, see "Purchases, Redemptions and Exchanges".



    PRINCIPAL HOLDERS. As of January 31, 2003, the following persons owned of record, or are known by the Trusts to own beneficially, 5% or more of the outstanding shares of any class of the Fund.



                                                                              PERCENTAGE
         CLASS OF SHARES                NAME AND ADDRESS OF SHAREHOLDER          HELD
----------------------------------  ----------------------------------------  ----------

JPMORGAN TAX AWARE                  BALSA & CO                                  10.54%
SHOR-INTERMEDIATE FUND              JPMORGAN CHASE
  Select Shares                     ATTN MUTUAL FUNDS SECTION
                                    14221 DALLAS PARKWAY
                                    7-2 JIP-138
                                    DALLAS TX 75254

                                    BALSA & CO                                  10.32%
                                    JPMORGAN CHASE
                                    ATTN MUTUAL FUNDS SECTION
                                    14221 DALLAS PARKWAY
                                    7-2 JIP-138
                                    DALLAS TX 75254

                                    MGT OF NEW YORK AS AGENT FOR                 5.06%
                                    PATRICK LUPO & JUDIST MINGST
                                    ATTN SPECIAL PRODUCTS 1/OPS3
                                    500 STANTON CHRISTIANA RD
                                    NEWARK DE 19713-2107

JPMORGAN TAX AWARE                  JPMORGAN TRUST COMPANY NA AS AGENT           7.55%
SHOR-INTERMEDIATE FUND              FOR HARBISON-FISCHER
  Institutional Shares              ATTN SPECIAL PRODUCTS 1/OPS3
                                    500 STANTON CHRISTIANA RD
                                    NEWARK DE 19713-2107

                                    JPMORGAN TRUST CO NA                         6.29%
                                    JKC INVESTMENT TRUST
                                    ATTN FUND OPERATIONS 3/OPS3
                                    500 STANTON CHRISTIANA ROAD
                                    NEWARK DE 19713-2107

                                                                              PERCENTAGE
         CLASS OF SHARES                NAME AND ADDRESS OF SHAREHOLDER          HELD
----------------------------------  ----------------------------------------  ----------

                                    MORGAN GUARANTY TR CO OF NY                  5.54%
                                    AS AGENT FOR ALBERT A MERCK
                                    ATTN SPECIAL PRODUCTS 2 OPS/3
                                    500 STANTON CHRISTIANA ROAD
                                    NEWARK DE 19713-2107

                                    JP MORGAN CHASE BANK AS AGENT FOR            5.29%
                                    KATHY K NEUSTADT REVOCABLE TRUST
                                    ATTN SPECIAL PRODUCTS 1/OPS 3
                                    500 STANTON CHRISTIANA RD
                                    NEWARK DE 19713-2107


                         DISTRIBUTIONS AND TAX MATTERS

    The following is only a summary of certain additional material tax considerations generally affecting the Fund and its shareholders that are not described in the respective Fund's Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in Prospectuses of the Fund are not intended as substitutes for careful tax planning.

                QUALIFICATION AS A REGULATED INVESTMENT COMPANY


    The Fund has elected to be taxed as a regulated investment company ("RIC") under Subchapter M of the Code and intends to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. Additionally, the Fund intends to remain qualified as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid ) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of the sum of its net investment income and any net tax-exempt income for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.


    In addition to satisfying the Distribution Requirement for each taxable year, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

    In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and (2) no more than 25% of the value of its total assets may be invested in the securities of any one issuer, (other than U.S. government securities and securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.

    Under the Code, gains or losses attributable to the disposition of foreign currency or to certain foreign currency contracts, or to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such expenses or liabilities, are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on the disposition of debt securities held by the Fund, if any, denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates are also treated as ordinary income or loss.

    The Fund may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and/or short sales. See "Investment Strategies and Policies." Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of the Fund and defer recognition of certain of the Fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require the Fund to "mark to market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement and avoid the 4% excise tax (described below). The Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

    The Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price) or securities having market discount (i.e., an amount equal to the excess of the stated redemption price of the security over the basis of such security immediately after it was acquired), if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount security, all or a portion of any deduction for any interest expenses incurred to purchase or hold such a security may be deferred until such security is sold or otherwise disposed.

    If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current or accumulated earnings and profits. Such distributions generally will be eligible for the dividends received deduction in the case of corporate shareholders.

                  EXCISE TAX ON REGULATED INVESTMENT COMPANIES


    A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending
November 30 or December 31, for its taxable year). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.


    The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

                               FUND DISTRIBUTIONS


    The Fund anticipates distributing substantially all of its net investment income for each taxable year. Such distributions will either be tax-exempt to shareholders or taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends-received deduction for corporations only to the extent discussed below.


    The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend," it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.

    Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

    The maximum rate of tax on long-term capital gains of individuals is generally 20% with respect to capital assets held for more than 12 months and 18% with request to capital assets with a holding period of more than 5 years beginning after December 31, 2000.

    The Fund typically declares ordinary income dividends daily and pays them monthly.

    The Fund intends to qualify to pay exempt-interest dividends by satisfying the requirement that at the close of each quarter of the Fund's taxable year at least 50% of its total assets consists of tax-exempt municipal obligations. Distributions from the Fund will constitute exempt-interest dividends to the extent of its tax-exempt interest income (net of expenses and amortized bond premium). Exempt-interest dividends distributed to shareholders of the Fund are excluded from gross income for federal income tax purposes. However, shareholders required to file a federal income tax return will be required to report the receipt of exempt-interest dividends on their returns. Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to AMT in certain circumstances and may have other collateral tax consequences.


    The Fund invests in equity securities of foreign issuers. If the Fund purchases shares in certain foreign corporations (referred to as passive foreign investment companies ("PFICs") under the Code), the Fund may be subject to federal income tax on a portion of any "excess distribution" from such foreign corporation, including any gain from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. In addition, certain interest charges may be imposed on the Fund as a result of such distributions. If the Fund were to invest in a PFIC and elected to treat the PFIC as a qualified electing fund (a "QEF"), in lieu of the foregoing requirements, the Fund would be required to include each year in its income and distribute to shareholders, in accordance with the distribution requirements of the Code, a pro rata portion of the QEF's ordinary earnings and net capital gain, whether or not distributed to the Fund.



    Alternatively, the Fund may be allowed to "mark-to-market" any stock held by it in a PFIC. If the Fund made such an election, the Fund would be required to include in income each year an distribute to shareholders in accordance with the distribution requirements of the Code, an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock at that time. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark-to-market gains with respect to the stock included by the Fund for prior taxable years.


    Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known.

    Ordinary income dividends paid by the Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 90 day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 180 day period beginning 90 days before such date in the case of certain preferred stock) under the rules of Code sections 246(c)(3) and (4); (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code section 246A. Moreover, the dividends received deduction for a corporate shareholder may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund.



    For purposes of the corporate alternative minimum tax ("AMT"), the corporate dividends received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMT. However, corporate shareholders will generally be required to take the full amount of any dividend received from the Fund into account (without a dividends received deduction) in determining its adjusted current earnings.


    Distributions by the Fund that do not constitute ordinary income dividends, exempt-interest dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

    Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Fund reflects undistributed net investment income or capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

    Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by a Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

    The Fund will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder
(1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient." Backup withholding is not an additional tax and any amounts withheld may refunded or be credited against a shareholder's federal income tax liability, provided the appropriate information is furnished to the IRS.

                          SALE OR REDEMPTION OF SHARES


    A shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received on such shares and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares.


                              FOREIGN SHAREHOLDERS

    Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

    If the income from the Fund is not effectively connected with a U.S. trade or business carried on by such foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, exempt-interest dividends and capital gain dividends and amounts retained by a Fund that are designated as undistributed capital gains.

    If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

    In the case of foreign non-corporate shareholders, the Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

    The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of the Fund by an individual foreign shareholder will not be subject to U.S. federal gift tax, but the value of shares of the Fund held by such a shareholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.

                          STATE AND LOCAL TAX MATTERS


    Depending on the residence of the shareholder for tax purposes, distributions may also be subject to state and local taxes. Most states provide that a regulated investment company ("RIC") may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from the Fund's investment in certain types of U.S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local income taxes if such securities had been held directly by the respective shareholders themselves. Certain states, however, do not allow a RIC to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless the RIC holds at least a required amount of U.S. government securities. Accordingly, for residents of these states, distributions derived from the Fund's investment in certain types of U.S. government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U.S. government securities directly. Shareholders' dividends attributable to the Fund's income from repurchase agreements generally are subject to state and local income taxes, although statutes and regulations vary in their treatment of such income. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities. To the extent that the Fund invests to a substantial degree in U.S. government securities which are subject to favorable state and local tax treatment, shareholders of the Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities. Rules of state and local taxation of ordinary income dividends and capital gain dividends from RICs may differ from the rules for U.S. federal income taxation in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.


                          EFFECT OF FUTURE LEGISLATION

    The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

                             ADDITIONAL INFORMATION


    As used in this Statement of Additional Information and the Prospectuses, the term "majority of the outstanding voting securities" means the vote of
(i) 67% or more of the Fund's outstanding voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding voting securities, whichever is less.


    Telephone calls to the Fund, JPMorgan Chase Bank or a financial professional as shareholder servicing agent may be tape recorded. With respect to the securities offered hereby, this Statement of Additional Information and the Prospectuses do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act and the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The registration statements including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

    Statements contained in this Statement of Additional Information and the Prospectuses concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the applicable Registration Statements. Each such statement is qualified in all respects by such reference.

    No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectuses and this Statement of Additional Information, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trust, the Fund or the Distributor. The Prospectuses and this Statement of Additional Information do not constitute an offer by the Fund or by the Distributor to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund or the Distributor to make such offer in such jurisdictions.

                              FINANCIAL STATEMENTS

    The annual report to shareholders of the Fund, including the report of independent accountants, financial highlights and financial statements for the fiscal year-ended will be incorporated by reference in future SAIs.

                  APPENDIX A--DESCRIPTION OF SECURITY RATINGS

                STANDARD & POOR'S CORPORATE AND MUNICIPAL BONDS

    AAA--Debt rated AAA have the highest ratings assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

    AA--Debt rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

    A--Debt rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    BBB--Debt rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

    BB--Debt rated BB are regarded as having less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

    B--An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

    CCC--An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

    CC--An obligation rated CC is currently highly vulnerable to nonpayment.

    C--The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

                     COMMERCIAL PAPER, INCLUDING TAX EXEMPT

    A--Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

    A-1--This designation indicates that the degree of safety regarding timely payment is very strong.

                          SHORT-TERM TAX-EXEMPT NOTES

    SP-1--The short-term tax-exempt note rating of SP-1 is the highest rating assigned by Standard & Poor's and has a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

    SP-2--The short-term tax-exempt note rating of SP-2 has a satisfactory capacity to pay principal and interest.

                     MOODY'S CORPORATE AND MUNICIPAL BONDS

    Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

    A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                     COMMERCIAL PAPER, INCLUDING TAX EXEMPT

    PRIME-1--Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

    -  Leading market positions in well established industries.
    -  High rates of return on funds employed.
    - Conservative capitalization structures with moderate reliance on debt and ample asset protection.
    - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
    - Well established access to a range of financial markets and assured sources of alternate liquidity.

                          SHORT-TERM TAX EXEMPT NOTES

    MIG-1--The short-term tax-exempt note rating MIG-1 is the highest rating assigned by Moody's for notes judged to be the best quality. Notes with this rating enjoy strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

    MIG-2--MIG-2 rated notes are of high quality but with margins of protection not as large as MIG-1.

                 (This page has been left blank intentionally.)

                      JPMORGAN INTERNATIONAL EQUITY FUNDS


                                                                    STATEMENT OF
                                                          ADDITIONAL INFORMATION

                                                               FEBRUARY 28, 2003



                   J.P. MORGAN INSTITUTIONAL FUNDS ("JPMIF")
 JPMORGAN FLEMING INTERNATIONAL VALUE FUND ("FLEMING INTERNATIONAL VALUE FUND") JPMORGAN FLEMING EMERGING MARKETS EQUITY FUND ("FLEMING EMERGING MARKETS EQUITY
                                     FUND")
   JPMORGAN FLEMING INTERNATIONAL OPPORTUNITIES FUND ("FLEMING INTERNATIONAL
                              OPPORTUNITIES FUND")
                      522 FIFTH AVENUE, NEW YORK, NY 10036



    This Statement of Additional Information is not a Prospectus, but contains additional information which should be read in conjunction with the Prospectuses (each a "Prospectus") dated February 28, 2003 for Fleming International Value Fund, Fleming Emerging Markets Equity Fund and Fleming International Opportunities Fund (each a "Fund," collectively the "Funds") as supplemented from time to time. Additionally, this Statement of Additional Information incorporates by reference the financial statements included in the Shareholder Reports relating to the Funds listed above dated October 31, 2002. The Prospectuses and the Financial Statements, including the Independent Accountants' Reports, are available, without charge upon request by contacting J.P. Morgan Fund Distributors, Inc., the Funds' distributor ("JPMFD" or the "Distributor"), at 522 Fifth Avenue, New York, NY 10036.



    For more information about your account and financial statements, simply write or call:



SELECT, CLASSES A AND B SHARES:     INSTITUTIONAL SHARES:

JPMorgan Funds Service Center       JPMorgan Institutional Funds
P.O. Box 219392                     Service Center
Kansas City, MO 64121-9392          500 Stanton Christiana Road
                                    Newark, DE 19713

1-800-348-4782                      1-800-766-7722



                                                           SAI-IFIVEMIOJPMIF-203

TABLE OF CONTENTS                                   PAGE
--------------------------------------------------------

General...........................................    3
Investment Strategies and Policies................    3
Investment Restrictions...........................   18
Trustees..........................................   19
Officers..........................................   23
Codes of Ethics...................................   24
Investment Adviser................................   24
Administrator and Sub-Administrator...............   26
Distributor.......................................   28
Distribution Plan.................................   28
Transfer Agent....................................   30
Custodian.........................................   30
Shareholder Servicing.............................   31
Financial Professionals...........................   33
Independent Accountants...........................   33
Expenses..........................................
Purchases, Redemptions and Exchanges..............   33
Dividends and Distributions.......................   38
Net Asset Value...................................   39
Performance Information...........................   40
Fund Transactions.................................   44
Massachusetts Trust...............................   46
Description of Shares.............................   47
Distributions and Tax Matters.....................   48
Additional Information............................   57
Financial Statements..............................   57
Appendix A--Description of Security Ratings.......  A-1

                                    GENERAL


    This Statement of Additional Information (the "SAI") relates to the JPMorgan Funds listed below. The Funds are each a series of JPMIF, an open-end management investment company, formed on November 4, 1992, as a Massachusetts business trust (the "Trust"). The Funds are advised by J.P. Morgan Investment Management Inc. ("JPMIM" or the "Adviser").



    The Trustees of the Funds have authorized the issuance and sale of the following classes of shares of the Funds:



Fleming International Value Fund          Select Class, Institutional Class, Class A, Class B
                                          and Class C Shares
Fleming Emerging Markets Equity Fund      Select Class, Institutional Class, Class A, Class B
                                          and Class C Shares
Fleming International Opportunities Fund  Select Class, Institutional Class, Class A, Class B
                                          and Class C Shares



    Currently, each Fund offers the following classes of Shares:



Fleming International Value Fund          Select Class, Institutional Class, Class A and
                                          Class B Shares
Fleming Emerging Markets Equity Fund      Select Class, Institutional Class, Class A and
                                          Class B Shares
Fleming International Opportunities Fund  Select Class, Institutional Class, Class A and
                                          Class B Shares



    This SAI describes the financial history, investment strategies and policies, management and operation of each of the Funds in order to enable investors to select the Fund or Funds which best suit their needs.



    This SAI provides additional information with respect to the Funds and should be read in conjunction with the relevant Fund's current Prospectuses (each a "Prospectus"). Capitalized terms not otherwise defined herein have the meanings accorded to them in the Prospectus. The Funds' executive offices are located at 522 Fifth Avenue, New York, NY 10036.



    Until September 7, 2001, the Funds invested all of their investable assets in separate Master Funds (each, a "Portfolio"), a corresponding diversified open-end management investment company having the same investment objective as the corresponding Fund. Each Fund invested in a Portfolio through a two-tier master-feeder investment fund structure. The Funds no longer operate under a "master-feeder" structure and instead invest directly in portfolio securities.



    Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by, JPMorgan Chase Bank, an affiliate of the Adviser or any other bank. Shares of the Funds are not federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in a Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.


    Effective December 17, 2001, the following Fund was renamed with the approval of the Board of Trustees of the Trust:


NEW NAME                                                       FORMER NAME
--------                                            ----------------------------------
JPMorgan Fleming International Value Fund.........  JPMorgan International Equity Fund



                       INVESTMENT STRATEGIES AND POLICIES



                               EQUITY INVESTMENTS



    The equity securities in which the Funds may invest include those listed on any domestic or foreign securities exchange or traded in the over-the-counter ("OTC") market as well as certain restricted or unlisted securities.

    EQUITY SECURITIES. The equity securities in which the Funds may invest may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure.


    Preferred Stock are securities that represent an ownership interest in a corporation and that give the owner a prior claim over common stock on the corporation's earnings or assets.

    The convertible securities in which the Funds may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

    The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.


    COMMON STOCK WARRANTS. The Funds may invest in common stock warrants that entitle the holder to buy common stock from the issuer of the warrant at a specific price (the "strike price") for a specific period of time. The market price of warrants may be substantially lower than the current market price of the underlying common stock, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying common stock.


    Warrants generally do not entitle the holder to dividends or voting rights with respect to the underlying common stock and do not represent any rights in the assets of the issuer company. A warrant will expire worthless if it is not exercised on or prior to the expiration date.

                              FOREIGN INVESTMENTS

    FOREIGN SECURITIES. For purposes of a Fund's investment policies, an issuer of a security may be deemed to be located in a particular country if (i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country or (iii) the issuer derives at least
50 percent of its revenue or profits from such country or has at least
50 percent of its assets situated in such country.

    The Funds make substantial investments in foreign countries. Investors should realize that the value of the Funds' investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of Fund securities and could favorably or unfavorably affect the Funds' operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Funds must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

    Generally, investment in securities of foreign issuers involves somewhat different investment risks from those affecting securities of U.S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to a Fund by domestic companies.


    In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic securities exchanges. Accordingly, a Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect Fund liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.


    Foreign investments may be made directly in securities of foreign issuers or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or other similar securities of foreign issuers. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. EDRs are receipts issued by a European financial institution. GDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security.

    Holders of an unsponsored depositary receipt generally bear all costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

    Since investments in foreign securities may involve foreign currencies, the value of a Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. The Funds may enter into forward commitments for the purchase or sale of foreign currencies in connection with the settlement of foreign securities transactions or to manage the Funds' currency exposure related to foreign investments.

    The Funds may also invest in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the Funds' investments in those countries and the availability to a Fund of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make the Funds' investments in such countries illiquid and more volatile than investments in more developed countries, and a Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

    FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Because the Funds buy and sell securities and receive interest and dividends in currencies other than the U.S. dollar, the Funds may enter from time to time into foreign currency exchange transactions. The Funds either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward contracts to purchase or sell foreign currencies. The cost of a Fund's spot currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold.

    A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are derivative instruments, as their value derives from the spot exchange rates of the currencies underlying the contracts. These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement, and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

    The Funds may enter into forward foreign currency exchange contracts in connection with settlements of securities transactions and other anticipated payments or receipts. In addition, from time to time, the Adviser may reduce a Fund's foreign currency exposure by entering into forward foreign currency exchange contracts to sell a foreign currency in exchange for the U.S. dollar. The Funds may also enter into forward foreign currency exchange contracts to adjust their currency exposure relative to their benchmarks. Forward foreign currency exchange contracts may involve the purchase or sale of a foreign currency in exchange for U.S. dollars or may involve two foreign currencies.

    Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause the Fund to assume the risk of fluctuations in the value of the currency purchased vis a vis the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.


    SOVEREIGN AND CORPORATE DEBT OBLIGATIONS. The Fleming Emerging Markets Equity Fund may invest in sovereign debt obligations. Investment in sovereign debt obligations involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund's net asset value, may be more volatile than prices of U.S. debt obligations. In the past, certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.


    A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

    Corporate debt obligations, including obligations of industrial, utility, banking and other financial issuers, are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.


    BRADY BONDS. The Fleming Emerging Markets Equity Fund may invest in Brady bonds. Brady bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady bonds have been issued since 1989 and do not have a long payment history. In light of the history of defaults of countries issuing Brady bonds on their commercial bank loans, investments in Brady bonds may be viewed as speculative. Brady bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily the dollar) and are actively traded in OTC secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. Dollar-denominated collateralized Brady bonds, which may be either fixed-rate or floating-rate bonds, are generally collateralized by U.S. Treasury zero coupon bonds having the same maturity as the Brady bonds.



    OBLIGATIONS OF SUPRANATIONAL ENTITIES.   The Fleming Emerging Markets Equity
Fund may invest in obligations of supranational entities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by its governmental members at the entity's call), reserves and net income. There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.


                     INVESTMENT IN LOWER RATED OBLIGATIONS


    While generally providing higher coupons or interest rates than investments in higher quality securities, lower quality debt securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality debt obligations tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. To the extent the Funds invest in such lower quality securities, the achievement of its investment objective may be more dependent on the Adviser's credit analysis.



    Lower quality debt obligations are affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. Economic downturns or an increase in interest rates may cause a higher incidence of default by the issuers of these securities, especially issuers that are highly leveraged. The market for these lower quality fixed income securities is generally less liquid than the market for investment grade fixed income securities. It may be more difficult to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to value accurately the Fund's holdings for purposes of determining the Fund's NAV.


                            FIXED INCOME INVESTMENTS


    The Funds may invest in a broad range of debt securities of domestic and foreign corporate and government issuers. The corporate securities in which these Funds may invest include debt securities of various types and maturities, e.g., debentures, notes, mortgage securities, equipment trust certificates and other collateralized securities and zero coupon securities. Collateralized securities are backed by a pool of assets such as loans or receivables which generate cash flow to cover the payments due on the securities. Collateralized securities are subject to certain risks, including a decline in the value of the collateral backing the security, failure of the collateral to generate the anticipated cash flow or in certain cases more rapid prepayment because of events affecting the collateral, such as accelerated prepayment of mortgages or other loans backing these securities or destruction of equipment subject to equipment trust certificates. In the event of any such prepayment a Fund will be required to reinvest the proceeds of prepayments at interest rates prevailing at the time of reinvestment, which may be lower. In addition, the value of zero coupon securities which do not pay interest is more volatile than that of interest bearing debt securities with the same maturity.


                   CORPORATE BONDS AND OTHER DEBT SECURITIES


    The Funds may invest in bonds and other debt securities of domestic and foreign issuers to the extent consistent with their investment strategies and policies. A description of these investments appears below. See "Quality and Diversification Requirements." For information on short-term investments in these securities, see "Money Market Instruments."

    MORTGAGE-BACKED SECURITIES. The Funds may invest in mortgage-backed securities. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties. The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value.



    GOVERNMENT GUARANTEED MORTGAGE-BACKED SECURITIES. Government National Mortgage Association mortgage-backed certificates ("Ginnie Maes") are supported by the full faith and credit of the United States. Certain other U.S. government securities, issued or guaranteed by federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of instrumentalities such as the Federal Home Loan Mortgage Corporation ("Freddie Macs") and the Federal National Mortgage Association ("Fannie Maes"). No assurance can be given that the U.S. government will provide financial support to these federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.


    There are several types of guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed real estate mortgage investment conduit certificates ("REMIC Certificates"), other collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities.

    Mortgage pass-through securities are fixed or adjustable rate mortgage-backed securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.


    Multiple class securities include CMOs and REMIC Certificates issued by U.S. Government agencies, instrumentalities (such as Fannie Mae) and sponsored enterprises (such as Freddie Mac) or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class mortgage-backed securities represent direct ownership interests in, a pool of mortgage loans or mortgaged-backed securities; the payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities.


    CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class mortgage-backed securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds do not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities (the "Mortgage Assets"). The obligations of Fannie Mae and Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae and Freddie Mac, respectively.

    CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC

Certificates to be retired substantially earlier than their final scheduled distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.


    STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities ("SMBS") are derivative multiclass mortgage securities, issued or guaranteed by the U.S. government, its agencies or instrumentalities or by private issuers. Although the market for such securities is increasingly liquid, privately issued SMBS may not be readily marketable and will be considered illiquid for purposes of the Funds' limitation on investments in illiquid securities. The Adviser may determine that SMBS which are U.S. government securities are liquid for purposes of each Fund's limitation on investments in illiquid securities in accordance with procedures adopted by the Board of Trustees. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from mortgage assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.


    ZERO COUPON, PAY-IN-KIND AND DEFERRED PAYMENT SECURITIES. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. The Fund accrues income with respect to zero coupon and pay-in-kind securities prior to the receipt of cash payments. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income." Because a Fund will distribute "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the applicable Fund will have fewer assets with which to purchase income producing securities. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

    ASSET-BACKED SECURITIES. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which a Fund may invest are subject to the Fund's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.


    CORPORATE FIXED INCOME SECURITIES. The Funds may invest in publicly and privately issued debt obligations of U.S. and non-U.S. corporations, including obligations of industrial, utility, banking and other financial issuers. These securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

    U.S. TREASURY SECURITIES. Each of the Funds may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.

                            MONEY MARKET INSTRUMENTS


    Although the Funds intend under normal circumstances and to the extent practicable, to be fully invested in equity securities, each Fund may invest in money market instruments to the extent consistent with its investment objective and policies. The Funds may make money market investments pending other investment or settlement, for liquidity or in adverse market conditions. A description of the various types of money market instruments that may be purchased by the Funds appears below. Also see "Quality and Diversification Requirements."



    ADDITIONAL U.S. GOVERNMENT OBLIGATIONS. Each of the Funds may invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations may or may not be backed by the full faith and credit of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, each Fund must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which each Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Bank and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and
(iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.


    FOREIGN GOVERNMENT OBLIGATIONS. Each of the Funds, subject to its applicable investment policies, may also invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in the U.S. dollar or in another currency. See "Foreign Investments."


    BANK OBLIGATIONS. Each of the Funds may invest in negotiable certificates of deposit, time deposits and bankers' acceptances of (i) banks, savings and loan associations and savings banks which have more than $1 billion in total assets and are organized under the laws of the United States or any state,
(ii) foreign branches of these banks or of foreign banks of equivalent size ("Euros") and (iii) U.S. branches of foreign banks of equivalent size ("Yankees"). The Funds will not invest in obligations for which the Adviser, or any of its affiliated persons, is the ultimate obligor or accepting bank. Each of the Funds may also invest in international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank).



    COMMERCIAL PAPER. Each of the Funds may invest in commercial paper, including master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and the Adviser acting as agent, for no additional fee. The monies loaned to the borrower come from accounts managed by the Adviser or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The Adviser has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the Adviser. Since master demand obligations typically are not rated by credit rating agencies, the Funds may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Adviser to have a credit quality which satisfies the Fund's quality restrictions. See "Quality and Diversification Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Funds to be liquid because they are payable upon demand. The Funds do not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of an affiliate of the Adviser to whom such affiliate, in its capacity as a commercial bank, has made a loan.



    REPURCHASE AGREEMENTS. Each of the Funds may enter into repurchase agreements with brokers, dealers, or banks that meet the Adviser's credit guidelines. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Funds invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. The Funds will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Funds in each agreement plus accrued interest, and the Funds will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Custodian. If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon disposal of the collateral by a Fund may be delayed or limited.



    Each of the Funds may make investments in other debt securities, including without limitation corporate and foreign bonds, asset-backed securities and other obligations described in this SAI.


                             ADDITIONAL INVESTMENTS


    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each of the Funds may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation, and for money market instruments and other fixed income securities, no interest accrues to a Fund until settlement takes place. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its NAV and calculate the maturity for the purposes of average maturity from that date. At the time of settlement, a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Fund will maintain with the custodian a segregated account with liquid assets, consisting of cash, U.S. government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, each Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other Fund obligation, incur a gain or loss due to market fluctuation. Also, a Fund may be disadvantaged if the other party to the transaction defaults.



    INVESTMENT COMPANY SECURITIES. Securities of other investment companies may be acquired by each of the Funds to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act") or any order pursuant thereto. These limits currently require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund; provided, however, that a Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund or Fund bears directly in connection with its own operations.



    The Securities and Exchange Commission ("SEC") has granted the Funds an exemptive order permitting the Funds to invest their uninvested cash in any affiliated money market funds. The order sets forth the following conditions:
(1) a Fund may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and (2) the Adviser will waive and/or reimburse its investment advisory fee from the Fund in an amount sufficient to offset any doubling up of investment advisory, shareholder servicing and administrative fees.


    REVERSE REPURCHASE AGREEMENTS. Each of the Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for a Fund to be magnified. The Funds will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, a Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. Each Fund will establish and maintain with the custodian a separate account with a segregated Fund of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. All forms of borrowing (including reverse repurchase agreements and securities lending) are limited in the aggregate and may not exceed 33 1/3% of a Fund's total assets.


    LOANS OF PORTFOLIO SECURITIES. Each of the Funds may lend its securities if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time, generally three business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to a Fund and its respective investors. The Funds may pay reasonable finders' and custodial fees in connection with a loan. In addition, a Fund will consider all facts and circumstances before entering into such an agreement, including the creditworthiness of the borrowing financial institution, and no Fund will make any loans in excess of one year. The Funds will not lend their securities to any officer, Trustee, Director, employee or other affiliate of the Funds, the Adviser or the Distributor, unless otherwise permitted by applicable law. The voting rights with respect to loaned securities may pass with the lending of the securities, but the Board of Trustees is entitled to call loaned securities to vote proxies, or otherwise obtain rights to vote or consent with respect to a material event affecting securities on loan, when the Board believes it necessary to vote. All forms of borrowing (including reverse repurchase agreements and securities lending) are limited in the aggregate and may not exceed 33 1/3% of a Fund's total assets.



    There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.

    PRIVATELY PLACED AND CERTAIN UNREGISTERED SECURITIES. A Fund may not acquire any illiquid securities if, as a result thereof, more than 15% of the Fund's net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, each Fund may acquire investments that are illiquid or have limited liquidity, such as commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) under the Securities Act of 1933, as amended (the "1933 Act"), cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.


    The Funds may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Adviser and approved by the Trustees. The Trustees will monitor the Adviser's implementation of these guidelines on a periodic basis.

    As to illiquid investments, a Fund is subject to a risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act, before it may be sold, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a holding under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

                    QUALITY AND DIVERSIFICATION REQUIREMENTS


    Each of the Funds intends to meet the diversification requirements of the 1940 Act. Current 1940 Act diversification requirements require that with respect to 75% of the assets of the Fund: (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. government, its agencies and instrumentalities, and (2) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of the Fund's assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to the Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.


    The Funds will also comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "Taxes."


    The Funds may invest in convertible debt securities, for which there are no specific quality requirements. In addition, at the time a Fund invests in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's or Standard & Poor's, and the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by Standard & Poor's. If no such ratings are available, the investment must be of comparable quality in the Adviser's opinion. At the time a Fund invests in any other short-term debt securities, they must be rated A or higher by Moody's or Standard & Poor's, or if unrated, the investment must be of comparable quality in the Adviser's opinion.


    In determining suitability of investment in a particular unrated security, the Adviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

                        OPTIONS AND FUTURES TRANSACTIONS

    EXCHANGE TRADED AND OTC OPTIONS. All options purchased or sold by the Funds will be traded on a securities exchange or will be purchased or sold by securities dealers (OTC options) that meet creditworthiness standards approved by the Trustees. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, a Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

    Provided that a Fund has arrangements with certain qualified dealers who agree that the Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, a Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

    FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Funds may purchase or sell (write) futures contracts and may purchase and sell (write) put and call options, including put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities and indexes of equity securities.

    Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

    The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by a Fund are paid by the Fund into a segregated account, in the name of the Futures Commission Merchant, as required by the 1940 Act and the SEC's interpretations thereunder.

    COMBINED POSITIONS. The Funds may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

    CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

    Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

    LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired. (See "Exchange Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.)

    POSITION LIMITS. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Fund or the Adviser may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

    ASSET COVERAGE FOR FUTURES CONTRACTS AND OPTIONS POSITIONS. Although the Funds will not be commodity pools, certain derivatives subject the Funds to the rules of the Commodity Futures Trading Commission which limit the extent to which the Fund can invest in such derivatives. Each Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

    In addition, each Fund will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede Fund management or the Fund's ability to meet redemption requests or other current obligations.

                        SWAPS AND RELATED SWAP PRODUCTS

    Each of the Funds may engage in swap transactions, including, but not limited to, interest rate, currency, securities index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as "swap transactions").

    Each Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. A Fund will not sell interest rate caps, floors or collars if it does not own securities with coupons which provide the interest that a Fund may be required to pay.

    Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

    The "notional amount" of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event a Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by a Fund, payments by the parties will be exchanged on a "net basis", and a Fund will receive or pay, as the case may be, only the net amount of the two payments.

    The amount of a Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on a Fund's potential loss if it sells a cap or collar. If the Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

    The use of swap transactions, caps, floors and collars involves investment techniques and risks which are different from those associated with Fund security transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of a Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to a Fund or that a Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to a Fund.

    The Adviser will, however, consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

    Each Fund will maintain cash or liquid assets in a segregated account with its custodian in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of a Fund's accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of a Fund's accrued obligations under the agreement.

    Each Fund will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Adviser. If a counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

    The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by the Adviser and approved by the Trustees which are based on various factors, including (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and
(5) the nature of the marketplace for trades (including the ability to assign or offset a Fund's rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the 15% restriction on investments in securities that are not readily marketable.

    During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund's basis in the contract.

    The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which a Fund may engage in such transactions.

                                RISK MANAGEMENT

    The Funds may employ non-hedging risk management techniques. Examples of risk management strategies include synthetically altering a Fund's exposure to the equity markets of particular countries by purchasing futures contracts on the stock indices of those countries to increase exposure to their equity markets. Such non-hedging risk management techniques are not speculative, but because they involve leverage include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

                               PORTFOLIO TURNOVER


    The table below sets forth the portfolio turnover rates corresponding to each of the Funds. A rate of 100% indicates that the equivalent of all of the Fund's assets have been sold and reinvested in a year. High portfolio turnover may result in the realization of substantial net capital gains or losses. To the extent net short term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Distributions and Tax Matters" below. Prior to 9/10/01, the Fleming International Value Fund, Fleming Emerging Markets Equity Fund and Fleming

International Opportunities Fund invested all of their investable assets in the International Equity Portfolio, the Emerging Markets Equity Portfolio and the International Opportunities Portfolio, respectively. The portfolio turnover rates listed prior to 9/10/01 are the turnover rates from these portfolios.



                                          FISCAL YEAR ENDING  FISCAL YEAR ENDED
                                               10/31/01           10/31/02
                                          ------------------  -----------------
Fleming International Value Fund                     85%                138%
Fleming Emerging Markets Equity Fund                 76%                 69%



                                     FISCAL YEAR ENDED  FOR THE PERIOD 12/01/00  FISCAL YEAR ENDED
                                         11/30/00          THROUGH 10/31/01          10/31/02
                                     -----------------  -----------------------  -----------------
International Opportunities Fund*               86%                   110%                 121%


  *  The Fund changed its fiscal year end from 11/30 to 10/31.

                            INVESTMENT RESTRICTIONS

    The investment restrictions below have been adopted by the Trust with respect to each Fund. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities. Whenever a Fund is requested to vote on a change in the fundamental investment restrictions, the Trust will hold a meeting of Fund shareholders and will cast its votes as instructed by the Fund's shareholders.

    Each Fund:

        (1) May not make any investment inconsistent with the Fund's classification as a diversified investment company under the Investment Company Act of 1940;

        (2) May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC;

        (3) May not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation thereunder;

        (4) May not borrow money, except to the extent permitted by applicable law;

        (5) May not underwrite securities of other issuers, except to the extent that the Fund, in disposing of Fund securities, may be deemed an underwriter within the meaning of the 1933 Act;

        (6) May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate;

        (7) May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

        (8) May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

    NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The investment restrictions described below are not fundamental policies of the Funds and may be changed by their Trustees. These non-fundamental investment policies require that the
Funds:

        (i) May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments which are illiquid;

        (ii) May not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules; and

        (iii) May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto.

    There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.


    For purposes of fundamental investment restrictions regarding industry concentration, JPMIM may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports with the Securities and Exchange Commission or other sources. In the absence of such classification or if JPMIM determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, JPMIM may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies may be considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.



                                    TRUSTEES



    The names of the Trustees of the Trust, together with information regarding their dates of birth ("DOB"), positions with the Trust, principal occupations and other board memberships in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act") or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act, are shown below. The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.



                                                                         NUMBER OF
                                                                       PORTFOLIOS IN
                                                                           FUND
NAME (DOB);                                                             COMPLEX(1)
POSITIONS WITH                         PRINCIPAL OCCUPATIONS            OVERSEEN BY             OTHER DIRECTORSHIPS HELD
THE FUNDS, SINCE                        DURING PAST 5 YEARS               TRUSTEE                 OUTSIDE FUND COMPLEX
----------------                -----------------------------------    -------------    ----------------------------------------
INDEPENDENT TRUSTEES
William J. Armstrong            Retired; Vice-President &                  78           None
(12/04/1941); Trustee of the    Treasurer of Ingersoll-Rand Company
Trust, since 2001.              (manufacturer of industrial
                                equipment) (1972-2000)

Roland R. Eppley, Jr.           Retired                                    78           None
(04/01/1932); Trustee of
Trust, since 2001.

                                                                         NUMBER OF
                                                                       PORTFOLIOS IN
                                                                           FUND
NAME (DOB);                                                             COMPLEX(1)
POSITIONS WITH                         PRINCIPAL OCCUPATIONS            OVERSEEN BY             OTHER DIRECTORSHIPS HELD
THE FUNDS, SINCE                        DURING PAST 5 YEARS               TRUSTEE                 OUTSIDE FUND COMPLEX
----------------                -----------------------------------    -------------    ----------------------------------------
Ann Maynard Gray (08/22/1945);  Vice President of Capital Cities/          78           Director of Duke Energy Corporation
Trustee of the Trust, since     ABC, Inc. (communications)                              (1997-Present) Director of Elan
2001.                           (1986-1998); President of                               Corporation, Plc (pharmaceuticals)
                                Diversified Publishing Group                            (2001-Present); Director of The Phoenix
                                (1991-1997)                                             Companies (wealth management services)
                                                                                        (2002-Present)

Matthew Healey (08/23/1937);    Retired; Chief Executive Officer of        78           None
Trustee of the Trust, since     certain J.P. Morgan Fund trusts
1992. President of the Board    (1982-2001)
of Trustees, since 2001.

Robert J. Higgins               Director of Administration of the          78           Director of Providian Financial Corp.
(10/09/1945); Trustee of the    State of Rhode Island (2003 --                          (banking) (2002-Present)
Trust, since 2002.              Present); President -- Consumer
                                Banking and Investment Services
                                Fleet Boston Financial (1971-2002)

Fergus Reid, III (08/12/1932);  Chairman of Lumelite Corporation           78           Trustee of 16 Morgan Stanley Funds
Trustee of the Trust, since     (plastics manufacturing)                                (1995-Present)
2001. Chairman of the Board of
Trustees, since 2001.

James J. Schonbachler           Retired; Managing Director of              78           None
(01/26/1943); Trustee of the    Bankers Trust Company (financial
Trust, since 2001.              services) (1968-1998); Group Head
                                and Director of Bankers Trust,
                                A.G., Zurich and BT Brokerage Corp.
                                (financial services)

INTERESTED TRUSTEE

Leonard M. Spalding, Jr.*       Retired; Chief Executive Officer of        78           None
(07/20/1935); Trustee of the    Chase Mutual Funds (investment
Trust, since 2001.              company) (1989-1998); President &
                                Chief Executive Officer of Vista
                                Capital Management (investment
                                management) (1990-1998); Chief
                                Investment Executive of Chase
                                Manhattan Private Bank (investment
                                management) (1990-1998)



(1) A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Fund Complex for which the Trustees serve includes 11 investment companies as of February 28, 2003.
  * Mr. Spalding is deemed to be an "interested person" due to his ownership of J.P. Morgan Chase & Co. stock.




    The Trustees decide upon general policies and are responsible for overseeing the Trust's business affairs. The Board of Trustees presently has Audit, Valuation, Investment, and Governance Committees. The members of the Audit Committee are Messrs. Armstrong (Chairman), Eppley, Reid and Higgins. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters. The Audit Committee met four times during the year ended October 31, 2002. The members of the Valuation Committee are Messrs. Healey (Chairman), Spalding, Schonbachler and Armstrong. The function of the Valuation Committee is to oversee the fair value of the Fund's portfolio securities as necessary. The Valuation Committee met once during the year ended October 31, 2002. The members of the Investment Committee are Messrs. Spalding (Chairman) and Healey and Ms. Gray. The function of the Investment Committee is to oversee the Adviser's investment program. The Investment Committee met once during the year ended October 31, 2002. The members of the Governance Committee are Messrs. Reid (Chairman), Schonbachler, Eppley and Armstrong. The function of the Governance Committee is to nominate trustees for the Board to consider and to address Trustee compensation issues. The Governance Committee will consider nominees recommended by shareholders, but has no procedures in place currently for doing so. The Governance Committee met twice during the year ended October 31, 2002.



    The following table shows the dollar range of each Trustee's beneficial ownership as of December 31, 2002 in the Funds and each Trustee's aggregate ownership in any funds that the Trustee oversees in the Family of Investment Companies(1):



                                                                                              OWNERSHIP OF FLEMING
                                                    OWNERSHIP OF FLEMING                     EMERGING MARKET EQUITY
INDEPENDENT TRUSTEES                              INTERNATIONAL VALUE FUND                            FUND
--------------------                      ----------------------------------------  ----------------------------------------
William J. Armstrong                                        None                                      None
Roland R. Eppley, Jr.                                       None                                      None
Ann Maynard Gray                                            None                                      None
Matt Healey                                                 None                                      None
Robert J. Higgins                                           None                                      None
Fergus Reid III                                             None                                      None
James J. Schonbachler                                       None                                      None

INTERESTED TRUSTEES
-------------------
Leonard M. Spalding, Jr.                                    None                                      None



                                                                                             AGGREGATE OWNERSHIP OF
                                                                                             REGISTERED INVESTMENT
                                                                                               COMPANIES OVERSEEN
                                                    OWNERSHIP OF FLEMING                         BY TRUSTEE IN
                                                       INTERNATIONAL                               FAMILY OF
INDEPENDENT TRUSTEES                                 OPPORTUNITIES FUND                       INVESTMENT COMPANIES
--------------------                      ----------------------------------------  ----------------------------------------
William J. Armstrong                                        None                                 Over $100,000
Roland R. Eppley, Jr.                                       None                                 Over $100,000
Ann Maynard Gray                                            None                                $10,001-$50,000
Matt Healey                                                 None                                 Over $100,000
Robert J. Higgins                                           None                                       0
Fergus Reid III                                             None                                 Over $100,000
James J. Schonbachler                                       None                                $50,001-$100,000

INTERESTED TRUSTEES
-------------------
Leonard M. Spalding                                         None                                 Over $100,000



(1) A Family of Investment Companies means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies for which the Trustees serve includes 11 investment companies as of February 28, 2003.

    As of December 31, 2002, none of the independent Trustees or their immediate family members owned securities of the Adviser or the Distributor or any of their affiliates (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor.



    Each Trustee is currently paid an annual fee of $120,000 for serving as Trustee of the Funds and the JPMorgan Fund Complex. Each is reimbursed for expenses incurred in connection with service as a

Trustee. For his services as Chairman of the Board of Trustees of the JPMorgan Fund Complex, Mr. Reid is paid an additional $130,000. For his services as President of the Board of Trustees of the JPMorgan Fund Complex, Mr. Healey is paid an additional $40,000. The Trustees may hold various other directorships unrelated to the JPMorgan Fund Complex.



    Trustee aggregate compensation expenses paid by the Funds and the JPMorgan Fund Complex for the calendar year ended December 31, 2002 are set forth below.



                                                                                     TOTAL
                                   FLEMING         FLEMING          FLEMING       COMPENSATION
                                INTERNATIONAL  EMERGING MARKETS  INTERNATIONAL     PAID FROM
                                    VALUE           EQUITY       OPPORTUNITIES   "FUND COMPLEX"
                                -------------  ----------------  -------------  ----------------
William J. Armstrong                $ 69             $ 90            $350           $120,000
Roland R. Eppley, Jr.                 69               90             350            120,000
Ann Maynard Gray                      69               90             350            120,000
Mattew Healy                          91              120             466            160,000
Robert Higgins                        36               51             195             70,000
Fergus Reid, III                     143              187             729            250,000
James J. Schonbachler                 69               90             350            120,000
Leonard M. Spalding, Jr.              69               90             350            120,000



    The Trustees of the former Chase Vista Funds instituted a Retirement Plan for Eligible Trustees (the "Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible Trustee has attained age 65 and has completed at least five years of continuous service with one or more of the investment companies advised by the adviser of certain former Chase Vista Funds and its affiliates (collectively, the "Covered Funds"). Each eligible Trustee is entitled to receive from the Covered Funds an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to the sum of (1) 8% of the highest annual compensation received from the Covered Funds multiplied by the number of such Trustee's years of service (not in excess of 10 years) completed with respect to any Covered Funds and (2) 4% of the highest annual compensation received from the Covered Funds for each year of service in excess of 10 years, provided that no Trustee's annual benefit will exceed the highest annual compensation received by that Trustee from the Covered Funds. Such benefit is payable to each eligible Trustee in monthly installments for the life of the Trustee. On February 22, 2001, the Board of Trustees voted to terminate the Plan and in furtherance of this determination agreed to pay Trustees an amount equal, in the aggregate, to $10.95 million, of which $5.3 million had been previously accrued by the Covered Funds. The remaining $5.65 million was reimbursed by JPMorgan Chase Bank or one of its predecessors. Messrs. Armstrong, Eppley, Reid and Spalding received $1,027,673, $800,600, $2,249,437 and $463,798, respectively, in connection with the termination. Each nominee has elected to defer receipt of such amount pursuant to the Deferred Compensation Plan for Eligible Trustees.



    The Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may enter into agreements with such Funds whereby payment of the Trustees' fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of funds as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death. Messrs. Armstrong, Eppley, Reid and Spalding are the only Trustees who have elected to defer compensation under such plan.



    The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.



                                    OFFICERS



    The Funds' executive officers (listed below), other than the officers who are employees of the Adviser or one of its affiliates, are provided and compensated by J.P. Morgan Fund Distributors, Inc. a subsidiary of The BISYS Group, Inc. The officers conduct and supervise the business operations of the Funds. The officers hold office until a successor has been elected and duly qualified. The Funds have no employees.



    The names of the officers of the Funds, together with their DOB, information regarding their positions held with the Funds and principal occupations are shown below. The contact address for each of the officers, unless otherwise noted, is 522 Fifth Avenue, New York, NY 10036.



NAME (DOB);
POSITIONS HELD WITH                                               PRINCIPAL OCCUPATIONS
THE FUNDS (SINCE)                                                  DURING PAST 5 YEARS
-----------------                                   --------------------------------------------------
George Gatch (12/21/1962);                          Managing Director, J.P. Morgan Investment
President (2001)                                    Management Inc. and J.P. Morgan Fleming Asset
                                                    Management (USA) Inc.; Head of J.P. Morgan
                                                    Fleming's U.S. Mutual Funds and Financial
                                                    Intermediaries Business ("FFI"); he has held
                                                    numerous positions throughout the firm in business
                                                    management, marketing and sales.
David Wezdenko (10/02/1963); Treasurer (2001)       Managing Director, J.P. Morgan Investment
                                                    Management Inc. and J.P. Morgan Fleming Asset
                                                    Management (USA) Inc.; Chief Operating Officer for
                                                    FFI; since joining J.P. Morgan Chase in 1996, he
                                                    has held numerous financial and operation related
                                                    positions supporting the J.P. Morgan pooling funds
                                                    business.
Sharon Weinberg (06/15/1959); Secretary (2001)      Managing Director, J.P. Morgan Investment
                                                    Management Inc. and J.P. Morgan Fleming Asset
                                                    Management (USA) Inc.; Head of Business and
                                                    Product Strategy for FFI; since joining J.P.
                                                    Morgan Chase in 1996, she has held numerous
                                                    positions throughout the asset management business
                                                    in mutual funds marketing, legal and product
                                                    development.
Michael Moran (07/14/1969);                         Vice President, J.P. Morgan Investment Management
Vice President and Assistant Treasurer (2001)       Inc. and J.P. Morgan Fleming Asset Management
                                                    (USA) Inc.; Controller of FFI.
Stephen Ungerman (06/02/1953);                      Vice President, J.P. Morgan Investment Management
Vice President and Assistant Treasurer (2001)       Inc. and J.P. Morgan Fleming Asset Management
                                                    (USA) Inc.; Business Head for Vehicle Services
                                                    Group within Fund Administration; prior to joining
                                                    J.P. Morgan Chase in 2000, he held a number of
                                                    senior management positions in Prudential
                                                    Insurance Co. of America's asset management
                                                    business, including Associate General Counsel, Tax
                                                    Director and Co-head of Fund Administration
                                                    Department; Mr. Ungerman was also the Assistant
                                                    Treasurer of all mutual funds managed by
                                                    Prudential.
Judy R. Bartlett (05/29/1965);                      Vice President and Assistant General Counsel, J.P.
Vice President and Assistant Secretary (2001)       Morgan Investment Management Inc.and J.P. Morgan
                                                    Fleming Asset Management (USA) Inc., since
                                                    September 2000; from August 1998 through August
                                                    2000, she was an attorney at New York Life
                                                    Insurance Company where she served as Assistant
                                                    Secretary for the Mainstay Funds; from October
                                                    1995 through July 1998, Ms. Bartlett was an
                                                    associate at the law firm of Willkie Farr &
                                                    Gallagher.
Joseph J. Bertini (11/04/1965);                     Vice President and Assistant General Counsel, J.P.
Vice President and Assistant Secretary (2001)       Morgan Investment Management Inc. and J.P. Morgan
                                                    Fleming Asset Management (USA) Inc.
Thomas J. Smith (06/24/1955);                       Managing Director, Head of Compliance for J.P.
Vice President and Assistant Secretary (2002)       Morgan Chase & Co.'s asset management business in
                                                    the Americas. An employee since 1996, he
                                                    previously worked in the Investment Management --
                                                    Risk Management/Compliance group for the Chase
                                                    Manhattan Corporation.
Paul M. DeRusso (12/03/1954); Assistant Treasurer   Vice President, J.P. Morgan Investment Management
(2001)                                              Inc. and J.P. Morgan Fleming Asset Management
                                                    (USA) Inc.; Manager of the Budgeting and Expense
                                                    Group of Funds Administration Group.

NAME (DOB);
POSITIONS HELD WITH                                               PRINCIPAL OCCUPATIONS
THE FUNDS (SINCE)                                                  DURING PAST 5 YEARS
-----------------                                   --------------------------------------------------
Lai Ming Fung (09/08/1974);                         Associate, J.P. Morgan Investment Management Inc.
Assistant Treasurer (2001)                          and J.P. Morgan Fleming Asset Management (USA)
                                                    Inc.; Budgeting & Expense Analyst for the Funds
                                                    Administration Group. From October 1996 to March
                                                    1999 she was Section Head in the Fund Account
                                                    Group at Morgan Stanley Dean Witter.
Mary Squires (01/08/1955);                          Vice President, J.P. Morgan Investment Management
Assistant Treasurer (2001)                          Inc. and J.P. Morgan Fleming Asset Management
                                                    (USA) Inc.; Ms. Squires has held numerous
                                                    financial and operations positions supporting the
                                                    J.P. Morgan Chase organization complex.
Nimish S. Bhatt (06/06/1963);                       Senior Vice President of Fund Administration and
Assistant Treasurer (2001)*                         Financial Services of BISYS Investment Fund
                                                    Services Inc. since November 2000; various
                                                    positions held within BISYS since 1996, including
                                                    Senior Vice President of Tax, Quality Assurance
                                                    and Alternative Investments.
Arthur A. Jensen (09/28/1966);                      Vice President of Financial Services of BISYS
Assistant Treasurer (2001)*                         Investment Services, Inc., since June 2001;
                                                    formerly Section Manager at Northern Trust Company
                                                    and Accounting Supervisor at Allstate Insurance
                                                    Company.
Martin R. Dean (11/27/1963);                        Vice President of Compliance of BISYS Fund
Assistant Treasurer (2001)*                         Services, Inc.
Alaina Metz (04/07/1967);                           Vice President of BISYS Fund Services, Inc.;
Assistant Secretary (2001)*                         formerly, Chief Administrative Officer Supervisor
                                                    -- Blue Sky Compliance for BISYS Fund
                                                    Services, Inc.
Lisa Hurley (05/29/1955);                           Executive Vice President and General Counsel of
Assistant Secretary (2001)**                        BISYS Fund Services, Inc.; formerly Counsel to
                                                    Moore Capital Management and General Counsel to
                                                    Global Asset Management



  *  The contact address for the officer is 3435 Stelzer Road, Columbus, OH
     43219.
 **  The contact address for the officer is 90 Park Avenue, New York, NY 10016.




    As of January 31, 2003, the officers and Trustees, as a group, owned less than 1% of the shares of the Fund.


                                CODES OF ETHICS


    The Funds, the Adviser and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these codes permits personnel subject to such code to invest in securities, including securities that may be purchased or held by the Funds. Such purchases, however, are subject to procedures reasonably necessary to prevent Access Persons from engaging in any unlawful conduct set forth in Rule 17j-1.


                               INVESTMENT ADVISER


    Pursuant to the Investment Advisory Agreements (the "Advisory Agreements"), between the Trust, on behalf of the Funds, and JPMIM, JPMIM serves as investment adviser, as discussed in the "General" section.



    Subject to the supervision of the Funds' Trustees, the Adviser make the Funds' day-to-day investment decisions, arrange for the execution of Fund transactions and generally manage the Funds' investments. JPMIM is a wholly owned subsidiary of J.P. Morgan Chase. JPMIM is a registered investment adviser under the Investment Advisers Act of 1940, as amended. JPMIM acts as investment adviser to individuals, governments, corporations, employee benefit plans, labor unions and state and local governments, mutual funds and other institutional investors. JPMIM is located at 522 Fifth Avenue, New York, New York 10036.



    Certain of the assets of employee benefit accounts under the Adviser's management are invested in commingled pension trust funds for which of JPMorgan Chase Bank serves as trustee.



    Under separate agreements, JPMorgan Chase Bank also provides certain financial, fund accounting and administrative services to the Trusts and the Funds, as well as shareholder services for the Trust. See "Administrator and Sub-Administrator" and "Shareholder Servicing" sections.



    J.P. Morgan Chase, a bank holding company organized under the laws of the State of Delaware was formed from the merger of J.P. Morgan & Co. Incorporated with and into The Chase Manhattan Corporation. J.P. Morgan Chase has a long history of offering a wide range of banking and investment services to customers throughout the United States and the world. The firm, through its predecessor firms, has been in business for over a century.

    The investment advisory services the Adviser provides to the Funds are not exclusive under the terms of the Advisory Agreements. The Adviser is free to and does render similar investment advisory services to others. The Adviser serves as investment adviser to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Adviser serves as trustee. The accounts which are managed or advised by the Adviser have varying investment objectives and the Adviser invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Funds. Such accounts are supervised by employees of the Adviser who may also be acting in similar capacities for the Funds. See "Fund Transactions" section.



    The Funds are managed by employees of the Adviser who, in acting for their customers, including the Funds, do not discuss their investment decisions with any personnel of J.P. Morgan Chase or any personnel of other divisions of the Adviser or with any of their affiliated persons, with the exception of certain other investment management affiliates of J.P. Morgan Chase which execute transactions on behalf of the Funds.



    As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the Adviser under the Advisory Agreement, the Trust, on behalf of the Funds, has agreed to pay the Adviser a fee, which is computed daily and may be paid monthly, equal to the annual rate of each Fund's average daily net assets.



Fleming International Value Fund                    0.60%
Fleming Emerging Markets Equity Fund                1.00%
Fleming International Opportunities                 0.60%



    The table below sets forth the amounts paid or accrued to JPMIM, (for the Portfolios corresponding to the Funds through 9/9/01 and the Funds from 9/10/01 through 10/31/01 and fiscal year ended 10/31/02) (waived amounts are in parentheses) with respect to the fiscal periods indicated (amounts in thousands):



                             FISCAL YEAR ENDED       FISCAL YEAR ENDED      FISCAL YEAR ENDED
                                 10/31/00^               10/31/01^               10/31/02
                           ----------------------  ----------------------  --------------------
FUND                       PAID/ACCRUED   WAIVED   PAID/ACCRUED   WAIVED   PAID/ACCRUED  WAIVED
----                       ------------  --------  ------------  --------  ------------  ------
Fleming International
  Value Fund                  $3,313          --      $1,950          --       $453       $(50)
Fleming Emerging Markets
  Equity Fund                  1,772          --       1,136          --        866        (67)



                                                                              FOR THE PERIOD
                             FISCAL YEAR ENDED       FISCAL YEAR ENDED           12/1/00           FISCAL YEAR ENDED
                                 11/30/99^               11/30/00^          THROUGH 10/31/01^           10/31/02
                           ----------------------  ----------------------  --------------------  ----------------------
                           PAID/ACCRUED   WAIVED   PAID/ACCRUED   WAIVED   PAID/ACCRUED  WAIVED  PAID/ACCRUED   WAIVED
                           ------------  --------  ------------  --------  ------------  ------  ------------  --------
Fleming International
  Opportunities Fund*         $2,133          --      $3,269          --      $2,228        --      $2,005          --



  ^ The fees were paid by The International Equity Portfolio, The Emerging Market Equity Portfolio, and The International Opportunities Portfolio, respectively, prior to the despoking of the master- feeder structure on 9/9/01.
  *  The Fund changed its fiscal year-end from 11/30 to 10/31.




    The Advisory Agreement provides that it will continue in effect for a period of two years after execution only if specifically approved thereafter annually in the same manner as the Distribution Agreements. See the "Distributor" section. For each Fund, the Advisory Agreement will terminate automatically if assigned and are terminable at any time without penalty by a vote of a majority of the Fund's Trustees, or by a vote of the holders of a majority of the Fund's outstanding voting securities, on 60 days' written notice to the Adviser and by the Adviser on 90 days' written notice to the Fund. See "Additional Information"

                BOARD REVIEW OF INVESTMENT ADVISORY ARRANGEMENTS


    The Funds' Board of Trustees, including the Board members who are not "interested persons" (as defined in the 1940 Act) of any party to the Advisory Agreement or its affiliates, has approved the Advisory Agreement for each Fund.



    As part of its review of the investment advisory arrangements for the Funds, the Board of Trustees has requested that the Adviser prepare on a regular basis information regarding the performance of the Funds, their performance against the Funds' peers and benchmarks and analyses by the Adviser of the Funds' performance. The members of the Adviser's investment staff meet with the Board of Trustees to discuss this information and their intentions with regard to the management of the Funds. The Adviser also periodically provides comparative information regarding the Funds' expense ratios and those of the peer groups. In addition, in preparation for its annual approval meeting, the Board of Trustees requests and reviews, with the assistance of its legal counsel, materials from the Adviser regarding comparative fees, expenses, performance and profitability information pertaining to the relationship of the Adviser and the Funds.



    In approving the Advisory Agreement, the Board of Trustees of the Funds considered the nature, quality and scope of the operations and services provided by the Adviser to each Fund, including their knowledge of the Advisers' investment staff and executive personnel and the overall reputation and capabilities of the Adviser and its affiliates. The Board of Trustees also considered comparative fee information concerning other investment companies with similar investment objectives and policies. The Funds' Board of Trustees compared the terms of each Fund's advisory arrangements and similar arrangements by other investment companies, particularly with regard to levels of advisory fees relative to its peer group. The Board also examined the benefits to the Adviser and its affiliates of their relationship with each Fund. Specifically, the Board analyzed the benefits that accrued to the Adviser and its affiliates as a result of the fact that affiliates of the Adviser act as custodian, administrator and shareholder servicing agent for each Fund, and receive fees from each Fund for acting in such capacities. The Board of Trustees also analyzed the information provided by the Adviser regarding the profitability to the Adviser of its relationship with the Funds. Profitability information is not audited and represents the Adviser's determination of its and its affiliates, revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. In addition, the Board compared overall expense ratios (both pre- and post-expense reimbursement by the Adviser) for each Fund relative to its peer group. The Board of Trustees also considered the performance of the Funds and the intention of the Adviser with regard to management of the Funds, including the commitment of the Adviser to provide high quality services to the Funds, whether there were any conditions likely to affect the ability of the Adviser to provide such services, and its ability to retain and attract qualified personnel to manage each Fund.



    In reaching their decision to approve the investment advisory contracts, the Board of Trustees did not identify any single factor as being of paramount importance. Based on its evaluation of the information reviewed and after due consideration, the Board of Trustees of each Fund concluded that the current Advisory Agreement enabled the Fund to obtain high-quality services at costs that it deemed appropriate and reasonable and that approval of the agreement was in the best interest of each Fund and its shareholders.



                      ADMINISTRATOR AND SUB-ADMINISTRATOR



    Pursuant to an Administration Agreement effective September 10, 2001, between the Trust, on behalf of the Funds, and a predecessor of JPMorgan Chase Bank, (the "Administration Agreement"), JPMorgan Chase Bank is the administrator of the Funds. JPMorgan Chase Bank provides certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds' independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries, and arranging for the maintenance of books and records of the Funds and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. JPMorgan Chase Bank in its capacity as administrator, does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Funds shares. JPMorgan Chase Bank was formed on November 10, 2001 from the merger of Morgan Guaranty Trust Company of New York and The Chase Manhattan Bank.



    Under the Administration Agreement, JPMorgan Chase Bank is permitted to render administrative services to others. The Administration Agreement will continue in effect for two years and from year to year thereafter with respect to each Fund only if such continuance is specifically approved at least annually by the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined by the 1940 Act), or by vote of a majority of such Fund's outstanding voting securities and by such vote of the Trustees. The Administration Agreement is terminable without penalty by the Trust on behalf of each Fund on 60 days' written notice when authorized either by a majority vote of such Fund's or Portfolio's shareholders or by a vote of a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by JPMorgan Chase Bank on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Administration Agreement also provides that absent willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of duties under the agreement of the part of JPMorgan Chase Bank or its directors, officers or employees the Trust shall indemnify JPMorgan Chase Bank against any claims that JPMorgan Chase Bank may incur based on any omissions in connection with services rendered to the Trust under the Administration Agreement.



    In consideration of the services provided by JPMorgan Chase Bank pursuant to the Administration Agreement, JPMorgan Chase Bank receives from each Fund a pro rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of the average daily net assets of all non-money market funds in the JPMorgan Fund Complex plus 0.075% of the average daily net assets in excess of $25 billion. JPMorgan Chase Bank may waive a portion of the fees payable to it with respect to each Fund. JPMorgan Chase Bank may pay a portion of the fees it receives to BISYS Fund Services, L.P. for its services as the Funds' sub-administrator.



    Prior to September 10, 2001 and pursuant to an administration agreement effective July 1, 2001 with Trust, on behalf of its Funds, a predecessor to JPMorgan Chase Bank served as the Funds' administrator. For its services under this agreement, the administrator received from each Fund and Portfolio an allocable share of a complex-wide charge of 0.09% of the first $7 billion of average daily net assets plus 0.04% of average daily net assets over $7 billion.



    Prior to July 1, 2001 and pursuant to co-administration agreement with Trust, on behalf of its Funds, dated August 1, 1996, Funds Distributor, Inc. ("FDI") served as co-administrator for the Funds and their corresponding Portfolios. For its services under the co-administration agreement, these Funds and their corresponding Portfolios agreed to pay FDI fees equal to their allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to each Fund and its corresponding Portfolio was based on the ratio of its net assets to the aggregate net assets of the Trust and certain other investment companies subject to similar agreements with FDI.



    Prior to July 1, 2001 and pursuant to an administrative services agreement with the Trust, on behalf of its Funds, a predecessor to JPMorgan Chase Bank served as such Fund's administrative services agent. For its services under this agreement, the administrative services agent received from each Fund and Portfolio an allocable share of a complex-wide charge of 0.09% of the first
$7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion, less the complex-wide fees payable to FDI. The portion of this charge payable by each Fund was determined by the proportionate share that its net assets bear to the total net assets of the Trust and certain other Funds with similar arrangements.

    The table below sets forth the administration, administrative services and co-administration fees paid or accrued by the Funds (the amounts voluntarily waived are in parentheses) for the fiscal periods indicated.



                            FISCAL YEAR ENDED     FISCAL YEAR ENDED     FISCAL YEAR ENDED
                                 10/31/00              10/31/01              10/31/02
                           --------------------  --------------------  --------------------
FUND                       PAID/ACCRUED  WAIVED  PAID/ACCRUED  WAIVED  PAID/ACCRUED  WAIVED
----                       ------------  ------  ------------  ------  ------------  ------
Fleming International
  Value Fund                   $126         --       $103         --       $113      $ (54)
Fleming Emerging Markets
  Equity Fund                    35         --         38        (20)       130       (126)



                                                                          FOR THE PERIOD
                            FISCAL YEAR ENDED     FISCAL YEAR ENDED          12/1/00          FISCAL YEAR ENDED
                                 11/30/99              11/30/00          THROUGH 10/31/01          10/31/02
                           --------------------  --------------------  --------------------  --------------------
                           PAID/ACCRUED  WAIVED  PAID/ACCRUED  WAIVED  PAID/ACCRUED  WAIVED  PAID/ACCRUED  WAIVED
                           ------------  ------  ------------  ------  ------------  ------  ------------  ------
Fleming International
  Opportunities Fund*          $ 81         --       $117         --       $130         --       $501       $(12)



  * The International Opportunites Fund changed its fiscal year end to 10/31 in year 2001.

                                  DISTRIBUTOR



    The Distributor serves as the Trust's exclusive distributor and holds itself available to receive purchase orders for of each of the Funds shares. In that capacity, the Distributor has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of shares of each of the Funds in accordance with the terms of the Distribution Agreement between the Trust and the Distributor. Under the terms of the Distribution Agreement between the Distributor and the Trust dated, April 11, 2001, the Distributor receives no compensation in its capacity as the Trust's distributor. The Distributor is a wholly owned indirect subsidiary of The BISYS Group, Inc.



    The Distribution Agreement will continue in effect with respect to each of the Funds for a period of two years after execution only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the Fund's outstanding shares or (ii) by a vote of a majority of the Trustees of the Trust and a vote of the Trustees who are not "interested persons" (as defined by the 1940 Act) of the parties to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval (see "Trustees" and "Officers"). The Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust, including a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of the holders of a majority of each Fund's outstanding shares as defined under "Additional Information," in any case without payment of any penalty on 60 days' written notice to the other party. The principal offices of JPMFD are located at 522 Fifth Avenue, New York, NY 10036.



    Prior to April 11, 2001, Funds Distributors, Inc. ("FDI") serviced as the distributor of the Funds of the Trust.


                               DISTRIBUTION PLAN

    The Trust has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan") on behalf of its Class A, B and C shares of the Funds, which provides that each of such classes shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to the Distributor, at annual rates not to exceed the amounts set forth in their respective Prospectuses. The Distributor may use all or any portion of such Distribution Fee to pay for Fund expenses of printing prospectuses and reports used for sale purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses. Promotional activities for the sale of each such class of shares of each Fund will be conducted generally by the JPMorgan Funds, and activities intended to promote one class of shares of a Fund may also benefit the Fund's other shares and other JPMorgan Funds.


    Class A shares pay a Distribution Fee of up to 0.25% and Class B shares pay a Distribution Fee of up to 0.75% of average daily net assets. The Distributor currently expects to pay sales commissions to a dealer at the time of sale of Class B shares of the Funds of up to 4.00% and of the purchase price of the shares sold by such dealer. The Distributor will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because the Distributor will receive a maximum Distribution Fee of 0.75% of average daily net assets with respect to Class B shares, it will take the Distributor several years to recoup the sales commissions paid to dealers and other sales expenses.



    No class of shares of a Fund will make payments or be liable for any distribution expenses incurred by other classes of shares of any Fund.



    Some payments under the Distribution Plan may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average net asset value of the Class A shares or 0.75% annualized of the average net asset value of the Class B shares maintained in a Fund by such broker-dealers' customers. Trail or maintenance commissions will be paid to broker-dealers beginning the 13th month following the purchase of such shares. Since the distribution fees are not directly tied to expenses, the amount of distribution fees paid by a class of a Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plans. For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). With respect to Class B shares of the Funds, because of the 0.75% annual limitation on the compensation paid to the Distributor during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B shares in any one year will be accrued and paid by a Fund to the Distributor in fiscal years subsequent thereto. However, the shares are not liable for any distribution expenses incurred in excess of the Distribution Fee paid. In determining whether to purchase Class B shares of the Funds, investors should consider that compensation payments could continue until the Distributor has been fully reimbursed for the commissions paid on sales of the Class B shares.


    Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

    The Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such Plan ("Qualified Trustees").


    The Distribution Plan requires that the Distributor shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. The selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plan may be terminated, with respect to any class of a Fund at any time by a vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting shares of such class (as defined in the 1940 Act and the rules thereunder). The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of the affected shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. Each of the Funds will preserve copies of any plan, agreement or report made pursuant to the Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.

    For the most recent fiscal years, the Distributor was paid or accrued 12b-1 fees with respect to the Funds, and voluntarily waived the amount in parenthesees following such fees (amounts in thousands);



                                           FISCAL YEARS ENDING
                                ------------------------------------------
                                       2001*                  2002
                                --------------------  --------------------
                                PAID/ACCRUED  WAIVED  PAID/ACCRUED  WAIVED
                                ------------  ------  ------------  ------
Fleming International Value
  Fund
  Institutional Shares
  Select Shares
  A Shares                                ^      --             ^      --
  B Shares                                ^      --             ^      --
Fleming Emerging Markets
  Equity Fund
  Institutional Shares
  Select Shares
  A Shares                                ^      --             ^      --
  B Shares                                ^      --             ^      --



                                  FOR THE PERIOD^^
                                 12/1/2000 THROUGH
                                    10/31/2001*               2002
                                --------------------  --------------------
                                PAID/ACCRUED  WAIVED  PAID/ACCRUED  WAIVED
                                ------------  ------  ------------  ------
Fleming International
  Opportunities Fund
  Institutional Shares
  Select Shares
  A Shares                               8       --           45       --
  B Shares                               2       --           17       --



  *  Effective 9/10/01 the Funds became multi-class
  ^  Rounds to less than one thousand
 ^^ The International Opportunities Fund Changed its fiscal year end from 11/30 to 10/31.




    Expenses paid by the Distributor related to the distribution of Trust shares during the fiscal year ended 10/31/02 were as follows:



                                     FLEMING INTERNATIONAL  FLEMING EMERGING MARKETS  FLEMING INTERNATIONAL
                                          VALUE FUND              EQUITY FUND          OPPORTUNITIES FUND
                                     ---------------------  ------------------------  ---------------------
Advertising and Sales Literature            $   572                 $     2                  $   350
B share financing charges                         6                       3                      814
Compensation to dealers                         159                      55                   20,716
Compensation to sales personnel                  18                       6                    1,679
Equipment, supplies and other                24,760                  11,448                    4,019
Printing, production and mailing of
  prospectus to other than
  shareholders                                4,304                     230                   13,750


                                 TRANSFER AGENT


    DST Systems, Inc. ("DST" or "Transfer Agent"), 210 West 10th Street, Kansas City, Missouri, 64105 serves as each Fund's transfer agent and dividend disbursing agent. As transfer agent and dividend disbursing agent, DST is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.


                                   CUSTODIAN


    Pursuant to the Global Custody Agreement with JPMorgan Chase Bank, 3 Chase MetroTech Center, Brooklyn, N.Y. 11245, dated September 7, 2001, JPMorgan Chase Bank serves as the Funds' custodian and fund accounting agent and is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions. JPMorgan Chase Bank is an affiliate of the Adviser to the Funds.



    For fund accounting services, each Fund, except the Fleming Emerging Markets Equity Fund pays to JPMorgan Chase Bank the higher of a) fees equal to its pro rata share of an annual complex-wide charge on average daily net assets of all international funds of 0.03% of the first $10 billion and 0.025% for such assets over $10 billion, or the applicable per account minimum charge. The minimum total annual fund accounting charge per international fund is $55,000.



    For fund accounting services, the Fleming Emerging Markets Equity Fund pays to JPMorgan Chase Bank the higher of a) fees equal to its pro rata share of an annual complex-wide charge on the average daily net assets of all emerging markets funds of 0.04% of the first $10 billion and 0.03% for such assets over $10 billion, or b) the applicable per account minimum charge. The minimum total annual fund accounting charge per emerging market fund is $55,000.



    In addition there is a $10,000 annual charge per share class and a $6,000 annual charge per manager for multi-managed accounts.



    For custodian services, each Fund pays to JPMorgan Chase Bank fees of between 0.001% and 0.6% of assets under management (depending on the foreign domicile in which the asset is held), calculated monthly in arrears, for safekeeping and fees between $7.50 and $150 for securities trades (depending on the foreign domicile in which the trade is settled).



    JPMorgan Chase Bank is also reimbursed for its reasonable out-of-pocket or incidental expenses, including, but not limited to, legal fees.


                             SHAREHOLDER SERVICING


    The Trust, on behalf of each of the Fund, has entered into Shareholder Servicing Agreement, which enables the Funds may obtain the services of one or more Shareholder Servicing Agents including JPMorgan Chase Bank. Under the agreement, the Shareholder Servicing Agents are responsible for performing shareholder account, administrative and servicing functions, which include but are not limited to, answering inquiries regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to a Fund; assisting customers in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records, transmitting or assisting in processing purchase and redemption orders and arranging for the wiring or other transfer of funds to and from customer accounts in connection with orders to purchase or redeem Fund shares; verifying purchase and redemption orders, transfers among and changes in accounts; informing the Distributor of the gross amount of purchase orders for Fund shares; providing other related services; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnishing (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) quarterly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Funds, proxy statements, annual reports, updated Prospectus and other communications to shareholders of the Funds; receiving and transmitting to the Funds proxies executed by shareholders with respect to meetings of shareholders of the Funds; and providing such other related services as the Funds or a shareholder may request. Shareholder Servicing Agents may be required to register pursuant to state securities law. Shareholder Servicing Agents may subcontract with parties for the provision of shareholder support services.



    Under the Shareholder Servicing Agreement, each Fund has agreed to pay JPMorgan Chase Bank for these services a fee at the following annual rate of up to 0.10% for Institutional Shares and up to 0.25% for Select, A and B shares (expressed as a percentage of the average daily net assets of Fund shares owned by or for shareholders for whom JPMorgan Chase Bank is acting as shareholder servicing agent). JPMorgan Chase Bank acts as shareholder servicing agent for all such shareholders.

    The table below sets forth for each Fund listed the shareholder servicing fees paid or accrued by each Fund to JPMorgan for the fiscal periods indicated (amounts in thousands):



                                                 FISCAL YEARS ENDING
                           ----------------------------------------------------------------
                                   2000                 2001*                  2002
                           --------------------  --------------------  --------------------
                           PAID/ACCRUED  WAIVED  PAID/ACCRUED  WAIVED  PAID/ACCRUED  WAIVED
                           ------------  ------  ------------  ------  ------------  ------
Fleming International
  Vaue Fund
  Insititutional Shares        $492         --       $291       $(11)      $55        $(38)
  Select Shares                  --         --          8         --        52          (5)
  A Shares                       --         --         --         --        --          --
  B Shares                       --         --         --         --        --          --

Fleming Emerging Markets
  Equity Fund
  Insititutional Shares        $136         --       $ 84       $(10)      $62        $(62)
  Select Shares                  --         --          8         (2)       61         (16)
  A Shares                       --         --         --         --        --          --
  B Shares                       --         --         --         --        --          --



                                                                         FOR THE PERIOD^
                                                                            12/1/2000
                                                                             THROUGH
                                   1999                  2000              10/31/2001*               2002
                           --------------------  --------------------  --------------------  --------------------
                           PAID/ACCRUED  WAIVED  PAID/ACCRUED  WAIVED  PAID/ACCRUED  WAIVED  PAID/ACCRUED  WAIVED
                           ------------  ------  ------------  ------  ------------  ------  ------------  ------
Fleming International
  Opportunities Fund
  Insititutional Shares     $        4      --    $        5      --       $312       $(29)      $276      $(151)
  Select Shares                     --      --            --      --         13         --         95         (4)
  A Shares                          --      --            --      --          8         --         44         (4)
  B Shares                          --      --            --      --          1         --          6         --



  *  Effective 9/10/01 the Funds became multi-class.
  ^ The International Opportunites Fund changed its fiscal year end from 11/30 to 10/31.




    Shareholder Servicing Agents may offer additional services to their customers, including specialized procedures and payment for the purchase and redemption of Fund Shares, such as pre-authorized or systematic purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Each Shareholder Servicing Agent may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain Shareholder Servicing Agents may (although they are not required by the Trusts to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees for the services as Shareholder Servicing Agents.



    For shareholders that bank with JPMorgan Chase Bank, JPMorgan Chase Bank may aggregate investments in the JPMorgan Funds with balances held in JPMorgan Chase Bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. JPMorgan Chase Bank and certain broker-dealers and other Shareholder Servicing Agents may, at their own expense, provide gifts such as computer software packages, guides and books related in investment or additional Fund shares valued up to $250 to their customers that invest in the JPMorgan Funds.



    JPMorgan Chase Bank and/or the Distributor may from time to time, at their own expense out of compensation retained by them from the Funds or from other sources available to them, make additional payments to certain selected dealers or other Shareholder Servicing Agents for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund Shares and responding to certain customer inquiries. The amount of such compensation may be up to an additional 0.10% annually of the average daily net assets of the Funds attributable to Shares of the Funds held by the customers of such Shareholder Servicing Agents. Such compensation does not represent an additional expense to the Funds or to their shareholders, since it will be paid by JPMorgan Chase Bank and/or the Distributor.

    JPMorgan Chase Bank, JPMorgan Funds and their affiliates, agents and subagents may exchange among themselves and others certain information about shareholders and their accounts, including information used to offer investment products and insurance products to them, unless otherwise contractually prohibited.


                            FINANCIAL PROFESSIONALS


    The services provided by financial professionals may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the financial professional, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as JPMorgan Chase Bank or the financial professional's clients may reasonably request and agree upon with the financial professional.



    Financial professionals may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among financial professionals, but in all cases will be retained by the financial professional and not be remitted to the Fund or JPMorgan Chase Bank.


    Each Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. These orders will be priced at the Fund's net asset value next calculated after they are so accepted.

                            INDEPENDENT ACCOUNTANTS


    The independent accountants of the Trust and the Funds are PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of each of the Funds, assists in the preparation and/or review of each Fund's federal and state income tax returns and consults with the Funds as to matters of accounting and federal and state income taxation.


                      PURCHASES, REDEMPTIONS AND EXCHANGES


    The Funds have established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. If an investor's account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), each Fund reserves the right to request that the investor buys more shares or close the investor's account. If an investor's account balance is still below the minimum 60 days after notification, the Fund reserves the right to close out such account and send the proceeds to the address of record. DST may defer acting on a shareholder's instructions until it has received them in proper form. In addition, the privileges described in the Prospectuses are not available until a completed and signed account application has been received by the Transfer Agent. Telephone transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined in Section 6 of the Account Application. The Telephone Exchange Privilege is not available if an investor was issued certificates for shares that remain outstanding.



    An investor may buy shares in a Fund by: (i) through an investment representative or financial service firm; (ii) through the Distributor by calling the JPMorgan Funds Service Center or JPMorgan Institution Funds Service Center, as applicable; or (iii) for the purchase Class A, B or C Shares, an investor may also buy through the Systematic Investment Plan. Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, and confirmation that the account registration and address given by such person match those on record, a Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of such Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to such Fund in writing.



    The Funds may, at their own option, accept securities in payment for shares. The securities delivered in such a transaction are valued by the method described in "Net Asset Value" as of the day a Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of the Adviser, appropriate investments for a Fund. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the acquiring Fund; (ii) be acquired by the Fund for investment and not for resale; (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, OTC market or by readily available market quotations from a dealer in such securities.



    Subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its shares, either totally or partially, by a distribution in kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has filed an election under Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).



    Each investor in a Fund may add to or reduce its investment in the Fund on each day that the New York Stock Exchange is open for business. Once each such day, based upon prices determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time, however, options are priced at 4:15 p.m., Eastern time) the value of each investor's interest in a Fund will be determined by multiplying the NAV of the Fund by the percentage representing that investor's share of the aggregate beneficial interests in the Fund. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in a Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Fund effected on such day and (ii) the denominator of which is the aggregate NAV of the Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in the Fund. The percentage so determined will then be applied to determine the value of the investor's interest in the Fund as of such time on the following day the New York Stock Exchange is open for trading.



    The public offering price of Class A shares is the NAV plus a sales charge that varies depending on the size of the investor's purchase. The Fund receives the NAV. The sales charge is allocated between the investor's broker-dealer and the Distributor as shown in the following table, except when the Distributor, in its discretion, allocates the entire amount to the investor's broker-dealer.

    The broker-dealer allocation for the Funds, which have a 5.75% sales charge on Class A shares, is set forth below:


                                                             AMOUNT OF
                                      SALES CHARGE AS A     SALES CHARGE
                                        PERCENTAGE OF:      REALLOWED TO
                                     --------------------   DEALERS AS A
AMOUNT OF TRANSACTION AT             OFFERING  NET AMOUNT  PERCENTAGE OF
OFFERING PRICE ($)                    PRICE     INVESTED   OFFERING PRICE
------------------                   --------  ----------  --------------
Under 100,000                           5.75       6.10           5.00
100,000 but under 250,000               3.75       3.90           3.25
250,000 but under 500,000               2.50       2.56           2.25
500,000 but under 1,000,000             2.00       2.04           1.75

    There is no initial sales charge on purchases of Class A shares of $1 million or more.


    At times the Distributor may reallow up to the entire sales charge to certain broker-dealers. In those instances, broker-dealers selling Class A shares of a Fund may be deemed to be underwriters under the 1933 Act.



    The Distributor pays broker-dealers commissions on net sales of Class A shares of $1 million or more based on an investor's cumulative purchases. Such commissions are paid at the rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million, 0.50% of the next $40 million and 0.20% thereafter. The Fund's Distributor may withhold such payments with respect to short-term investments.



    Clients of broker-dealers that received the commissions described above will be subject to a contingent deferred sales charge ("CDSC") based on the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption if shares are redeemed within 12 months of the purchase date. If shares are held for up to 6 months there will be a CDSC of 1.00% and if shares are held for 6 to 12 months there will be a CDSC of 0.75%.



    The Distributor may also pay broker-dealers a commission of up to 1.00% of net sales on sales of Class A shares of less than $1 million to certain defined contribution plans. Defined contribution plan clients of broker-dealers that receive commissions on such sales will be subject to a CDSC of up to 1.00%, based on the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption, if the defined contribution plan redeems all of the shares that it owns on behalf of participants within 12 months of the purchase date.



    Investors may be eligible to buy Class A shares at reduced sales charges. Interested parties should consult their investment representative or the JPMorgan Funds Service Center for details about JPMorgan Funds' combined purchase privilege, cumulative quantity discount, statement of intention, group sales plan, employee benefit plans and other plans. Sales charges are waived if the investor is using redemption proceeds received within the prior 90 days from non-JPMorgan mutual funds to buy his or her shares, and on which he or she paid a front-end or contingent deferred sales charge.


    Some participant-directed employee benefit plans participate in a "multi-fund" program which offers both JPMorgan and non-JPMorgan mutual funds. The money that is invested in JPMorgan Funds may be combined with the other mutual funds in the same program when determining the plan's eligibility to buy Class A shares for purposes of the discount privileges and programs described above.


    Investors in Class A shares may qualify for reduced initial sales charges by signing a statement of intention (the "Statement"). This enables the investor to aggregate purchases of Class A shares in a Fund with purchases of Class A shares of any other JPMorgan Fund (or if a Fund has only one class, shares of such Fund), excluding shares of any JPMorgan money market fund, during a 13-month period. The sales charge is based on the total amount to be invested in Class A shares during the 13-month period. All Class A or other qualifying shares of these Funds currently owned by the investor will be credited as purchases (at their current offering prices on the date the Statement is signed) toward completion of the Statement. A 90-day back-dating period can be used to include earlier purchases at the investor's cost. The 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the

Statement. A shareholder must notify the Transfer Agent or Distributor whenever a purchase is being made pursuant to a Statement.


    The Statement is not a binding obligation on the investor to purchase the full amount indicated; however, on the initial purchase, if required (or subsequent purchases if necessary), 5% of the dollar amount specified in the Statement will be held in escrow by the Transfer Agent in Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the Statement (less any dispositions and exclusive of any distributions on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Transfer Agent an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereunder. Reinvested dividend and capital gain distributions are not counted toward satisfying the Statement.

    Class A shares of a Fund may also be purchased by any person at a reduced initial sales charge which is determined by (a) aggregating the dollar amount of the new purchase and the greater of the purchaser's total (i) NAV or (ii) cost of any shares acquired and still held in the Fund, or any other JPMorgan Fund excluding any JPMorgan money market fund, and (b) applying the initial sales charge applicable to such aggregate dollar value (the "Cumulative Quantity Discount"). The privilege of the Cumulative Quantity Discount is subject to modification or discontinuance at any time with respect to all Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.

    An individual who is a member of a qualified group (as hereinafter defined) may also purchase Class A shares of a Fund (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at the reduced sales charge applicable to the group taken as a whole. The reduced initial sales charge is based upon the aggregate dollar value of Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such
Fund) previously purchased and still owned by the group plus the securities currently being purchased and is determined as stated in the preceding paragraph. In order to obtain such discount, the purchaser or investment dealer must provide the Transfer Agent with sufficient information, including the purchaser's total cost, at the time of purchase to permit verification that the purchaser qualifies for a cumulative quantity discount, and confirmation of the order is subject to such verification. Information concerning the current initial sales charge applicable to a group may be obtained by contacting the Transfer Agent.


    A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at a discount and (iii) satisfies uniform criteria which enables the Distributor to realize economies of scale in its costs of distributing Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund). A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members, must agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange for payroll deduction or other bulk transmission of investments in the Fund. This privilege is subject to modification or discontinuance at any time with respect to all Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.


    No initial sales charge will apply to the purchase of a Fund's Class A shares if (i) one is investing proceeds from a qualified retirement plan where a portion of the plan was invested in the former Chase Vista Funds, (ii) one is investing through any qualified retirement plan with 50 or more participants or
(iii) one is a participant in certain qualified retirement plans and is investing (or reinvesting) the proceeds from the repayment of a plan loan made to him or her.

    Purchases of a Fund's Class A shares may be made with no initial sales charge through an investment adviser or financial planner that charges a fee for its services.

    Purchases of a Fund's Class A shares may be made with no initial sales charge (i) by an investment adviser, broker or financial planner, provided arrangements are preapproved and purchases are placed through an omnibus account with the Fund or (ii) by clients of such investment adviser or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent. Such purchases may also be made for retirement and deferred compensation plans and trusts used to fund those plans.


    Purchases of a Fund's Class A shares may be made with no initial sales charge in accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund, the Distributor or the JPMorgan Funds Service Center.



    A Fund may sell Class A shares without an initial sales charge to the current and retired Trustees (and their immediate families), current and retired employees (and their immediate families) of J.P. Morgan Chase, the Distributor and Transfer Agent or any affiliates or subsidiaries thereof, registered representatives and other employees (and their immediate families) of broker-dealers having selected dealer agreements with the Distributor, employees (and their immediate families) of financial institutions having selected dealer agreements with the Distributor (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of JPMorgan Fund shares) and financial institution trust departments investing an aggregate of $1 million or more in the JPMorgan Funds.



    Shareholders of record of any former Chase Vista Fund as of November 30, 1990 and certain immediate family members may purchase a Fund's Class A shares with no initial sales charge for as long as they continue to own Class A shares of any JPMorgan Fund, provided there is no change in account registration.



    Shareholders of other JPMorgan Funds may be entitled to exchange their shares for, or invest distributions from their funds in, shares of the Funds at NAV.



    REINSTATEMENT PRIVILEGE. Upon written request, Class A shareholders of a Fund have a one time privilege of reinstating their investment in the Fund at the next determined NAV subject to written request within 90 calendar days of the redemption. The reinstatement request must be accompanied by payment for the shares (not in excess of the redemption), and shares will be purchased at the next determined NAV. Class B and Class C shareholders who have redeemed their shares and paid a contingent deferred sales charge ("CDSC") with such redemption may purchase Class A shares with no initial sales charge (in an amount not in excess of their redemption proceeds) if the purchase occurs within 90 days of the redemption of the Class B and Class C shares.



    EXCHANGE PRIVILEGE. Shareholders may exchange their shares in a Fund for shares of the same class in any other JPMorgan Fund that offers such share class. The shareholder will not pay a sales charge for such exchange.
J.P. Morgan Chase may discontinue this exchange privilege at any time. The Funds reserve the right to limit the number of exchanges or to refuse an exchange. The Funds may charge an administration fee of $5 for each exchange if an investor makes more than 10 exchanges in a year or three in a quarter.



    Under the exchange privilege, shares may be exchanged for shares of the same class of another fund only if shares of the fund exchanged into are registered in the state where the exchange is to be made. Shares of a Fund may only be exchanged into another fund if the account registrations are identical. With respect to exchanges from any JPMorgan money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the JPMorgan non-money market funds or the exchange will be done at relative net asset value plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the fund to be acquired are purchased on the redemption date, but such purchase may be delayed by either fund for up to five business days if a fund determines that it would be disadvantaged by an immediate transfer of the proceeds.



    The Distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B shares and a commission of 1.00% of the offering price on sales of Class C shares. The Distributor keeps the entire amount of any CDSC the investor pays.

    The CDSC for Class B and Class C shares will be waived for certain exchanges and for redemptions in connection with a Fund's systematic withdrawal plan, subject to the conditions described in the Prospectuses. In addition, subject to confirmation of a shareholder's status, the CDSC will be waived for: (i) a total or partial redemption made within one year of the shareholder's death or initial qualification for Social Security disability payments; (ii) a redemption in connection with a Minimum Required Distribution from an IRA, Keogh or custodial account under section 403(b) of the Code or a mandatory distribution from a qualified plan; (iii) redemptions made from an IRA, Keogh or custodial account under section 403(b) of the Code through an established Systematic Redemption Plan; (iv) a redemption resulting from an over-contribution to an IRA;
(v) distributions from a qualified plan upon retirement; and (vi) an involuntary redemption of an account balance under $500. Up to 12% of the value of Class B shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC, provided that the Class B account had a minimum balance of $20,000 at the time the systematic withdrawal plan was established.



    The CDSC, however, will not be waived if a deferred contribution plan redeems all of the shares that it owns on behalf of participants prior to the CDSC Period, as defined below.


    Class B shares automatically convert to Class A shares (and thus are then subject to the lower expenses borne by Class A shares) after a period of time specified below has elapsed since the date of purchase (the "CDSC Period"), together with the pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares attributable to the Class B shares then converting. The conversion of Class B shares purchased on or after May 1, 1996, will be effected at the relative NAVs per share of the two classes on the first business day of the month following the eighth anniversary of the original purchase. The conversion of Class B shares purchased prior to May 1, 1996, will be effected at the relative net asset values per share of the two classes on the first business day of the month following the seventh anniversary of the original purchase. If any exchanges of Class B shares during the CDSC Period occurred, the holding period for the shares exchanged will be counted toward the CDSC Period. If the purchase of Class A Shares occurs within 90 days of the redemption of the B (or C) Shares, there is no initial sales charge (in an amount not in excess of their redemption proceeds). At the time of the conversion the NAV per share of the Class A shares may be higher or lower than the NAV per share of the Class B shares; as a result, depending on the relative NAVs per share, a shareholder may receive fewer or more Class A shares than the number of Class B shares converted.

    A Fund may require signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to the Fund, and in certain other circumstances described in the Prospectuses. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A signature guarantee may be obtained from a bank, trust company, broker-dealer or other member of a national securities exchange. Please note that a notary public cannot provide a signature guarantee.


    If you are planning to exchange, sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays.


    The Funds reserve the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.

    Investors may incur a fee if they effect transactions through a broker or agent.

                          DIVIDENDS AND DISTRIBUTIONS


    Each Fund declares and pays dividends and distributions as described under "Distributions and Taxes" in the respective Prospectus.


    Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will not qualify for the 70% dividends-received deduction for corporations only to the extent described below. Dividends paid on Class A, Class B and Class C shares are calculated at the same time. In general, dividends on Class B and Class C shares are expected to be lower than those on Class A shares due to the higher distribution expenses borne by the Class B and Class C shares. Dividends may also differ between classes as a result of differences in other class specific expenses.


    Dividends and capital gains distributions paid by a Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder's account at JPMorgan or at his order financial institution or, in the case of certain JPMorgan customers, are mailed by check in accordance with the customer's instructions. The Funds reserve the right to discontinue, alter or limit the automatic reinvestment privilege at any time.


    If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

                                NET ASSET VALUE


    Each of the Funds computes its net asset value once daily on Monday through Friday at the time indicated in the Prospectus. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Funds may also close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The days on which net asset value is determined are the Funds' business days.



    The net asset value of each class of a Fund is equal to the value of such class's pro rata portion of the Fund's total investments less the class's pro rata portion of the Fund's liabilities. The following is a discussion of the procedures used by the Funds in valuing their assets.



    The value of investments listed on a domestic or foreign securities exchange is based on the last sale prices on the exchange on which the security is principally traded (the "primary exchange"). If there has been no sale on the primary exchange on the valuation date, and the spread between bid and asked quotations on the primary exchange is less than or equal to 10% of the bid price for the security, the security shall be valued at the average of the closing bid and asked quotations on the primary exchange. For foreign listed shares, if there has been no sale on the primary exchange on the valuation date, and the average of the bid and asked quotations on the exchange is less than or equal to the last sale price of the local shares, on the valuation date the security shall be valued at the last sales price of the local shares. Under all other circumstances (e.g., there is no last sale on the primary exchange, there are no bid and asked quotations on the primary exchange, the spread between bid and asked quotations is greater than 10% of the bid price or the last quoted sale for local shares is less than or equal to the average of the bid and asked quotations for the foreign listed shares), the value of the security shall be the last sale price on the primary exchange up to five days prior to the valuation date unless, in the judgment of the Adviser, material events or conditions since such last sale necessitate fair valuation of the security. With respect to securities otherwise traded in the over-the-counter market, the value shall be equal to the quoted bid price. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security.


    Options on stock indexes traded on national securities exchanges are valued at the close of options trading on such exchanges which is currently 4:10 p.m. New York time. Stock index futures and related options, which are traded on commodities exchanges, are valued at their last sales price as of the close of such commodities exchanges which is currently 4:15 p.m., New York time. Options and futures traded on foreign exchanges are valued at the last sale price available prior to the calculation of the Fund's net asset value.

    Fixed income securities with a maturity of 60 days or more, are generally valued using bid quotations generally readily available from and supplied daily by third party pricing services or brokers of comparable securities. If such prices are not supplied by the Fund's independent pricing services, such securities are priced in accordance with fair value procedures adopted by the Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Trustees.


    Securities or other assets for which market quotations are not readily available (including certain illiquid securities) or for which market quotations do not represent the value at time of pricing, are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees.



    Listed options on debt securities traded on U.S. option exchanges shall be valued at their closing price on such exchanges. Futures on debt securities and related options traded on commodities exchanges shall be valued at their closing price as of the close of such commodities exchanges, which is currently 4:15 p.m., New York time. Options and futures traded on foreign exchanges shall be valued at the last sale or close price available prior to the calculation of the Fund's net asset value. Non-listed OTC options and swaps shall be valued at the closing price provided by a counterparty or third-party broker.



    For purposes of calculating NAV, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing currency exchange rate on the valuation date. Trading in securities on most foreign markets is normally completed before the close of trading in U.S. markets and may also take place on days on which the U.S. markets are closed. If events materially affecting the value of securities occur between the time when the market in which they are traded closes and the time when the Fund's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.



                            PERFORMANCE INFORMATION



    From time to time, the Funds may quote performance in terms of actual distributions, average annual total returns before and after taxes or capital appreciation in reports, sales literature and advertisements published by the Trust. Shareholders may obtain current performance information by calling the number provided on the cover page of this SAI. See also the Prospectuses.



    A Fund may provide periodic and average annual "total rates of return." The "total rate of return" refers to the change in the value of an investment in a Fund over a period (which period shall be stated in any advertisement or communication with a shareholder) based on any change in NAV per share including the value of any shares purchased through the reinvestment of any dividends or capital gains distributions declared during such period. For Class A shares, the average annual total rate of return figures will assume payment of the maximum initial sales load at the time of purchase. For Class B and Class C shares, the average annual total rate of return figures will assume deduction of the applicable

CDSC imposed on a total redemption of shares held for the period. One-, five- and ten-year periods will be shown, unless the class has been in existence for a shorter-period.



    Average annual total returns are calculated according to the following formulas:



        Average annual total returns (before taxes):


            P (1 + T) TO THE POWER OF n = ERV



        Average annual total returns (after taxes on distributions):


            P (1 + T) TO THE POWER OF n = ATV TO THE BASE OF D



        Average annual total returns (after taxes on distributions and sale of Fund shares)


            P (1 + T) TO THE POWER OF n = ATV TO THE BASE OF DR



Where:                      P    =  a hypothetical initial payment of $1,000.
                            T    =  average annual total return (before taxes,
                                    after taxes on distributions, or after taxes on
                                    distributions and sale of Fund shares, as
                                    applicable).
                            n    =  number of years
                          ERV    =  ending redeemable value of a hypothetical
                                    $1,000 payment made at the beginning of the 1-,
                                    5-, or 10-year periods at the end of the 1-,
                                    5-, or 10-year periods (or fractional portion).
         ATV TO THE BASE OF D    =  ending value of a hypothetical $1,000 payment
                                    made at the beginning of the 1-, 5-, or 10-year
                                    periods at the end of the 1-, 5-, or 10-year
                                    periods (or fractional portion), after taxes on
                                    fund distributions but not after taxes on
                                    redemption.
        ATV TO THE BASE OF DR    =  ending value of a hypothetical $1,000 payment
                                    made at the beginning of the 1-, 5-, or 10-year
                                    periods at the end of the 1-, 5-, or 10-year
                                    periods (or fractional portion), after taxes on
                                    fund distributions and redemption.

      AVERAGE ANNUAL TOTAL RETURNS AS OF THE FISCAL PERIOD ENDED 10/31/02 (INCLUDING SALES CHARGES AS SET FORTH IN THE APPLICABLE PROSPECTUS)



                                                                                 SINCE       DATE OF FUND
                               1 YEAR           5 YEARS         10 YEARS      INCEPTION**     INCEPTION*
                           ---------------  ---------------  --------------  --------------  ------------
FLEMING INTERNATIONAL
  VALUE FUND
  Institutional shares -
    before taxes                   -13.89%           -4.60%           2.28%
  Institutional shares -
    after taxes on
    distributions                  -14.41%           -6.01%           1.19%
  Institutional shares -
    after taxes on
    distributions and
    sale of fund shares             -8.48%           -3.77%           1.62%
  Select shares - before
    taxes                          -14.09%           -4.92%           1.99%
  Select shares - after
    taxes on
    distributions                  -14.58%           -8.29%          -0.51%
  Select shares - after
    taxes on
    distributions and
    sale of fund shares             -8.61%           -4.31%           1.13%
  Class A Shares - before
    taxes                          -19.22%           -6.12%           1.35%
  Class A Shares - after
    taxes on
    distributions                  -19.69%           -9.45%          -1.13%
  Class A Shares - after
    taxes on
    distributions and
    sale of fund shares            -11.75%           -5.20%           0.62%
  Class B Shares - before
    taxes                          -18.92%           -5.38%           1.92%
  Class B Shares - after
    taxes on
    distributions                  -19.40%           -8.79%          -0.58%
  Class B Shares - after
    taxes on
    distributions and
    sale of fund shares            -11.57%           -4.64%           1.08%
FLEMING EMERGING MARKETS
  FUND                                                                                          11/15/93
  Institutional shares -
    before taxes                     3.04%           -8.61%            N/A           -4.73%
  Institutional shares -
    after taxes on
    distributions                    2.69%           -9.67%            N/A           -5.49%
  Institutional shares -
    after taxes on
    distributions and
    sale of fund shares              1.88%           -6.90%            N/A           -3.83%
  Select shares - before
    taxes                            2.75%           -8.90%            N/A           -5.00%
  Select shares - after
    taxes on
    distributions                    2.44%           -9.60%            N/A           -5.52%
  Select shares - after
    taxes on
    distributions and
    sale of fund shares              1.71%           -7.13%            N/A           -4.02%
  Class A Shares - before
    taxes                           -3.67%          -10.06%            N/A           -5.66%
  Class A Shares - after
    taxes on
    distributions                   -3.96%          -10.74%            N/A           -6.19%
  Class A Shares - after
    taxes on
    distributions and
    sale of fund shares             -2.24%           -7.95%            N/A           -4.49%
  Class B Shares - before
    taxes                           -2.96%           -9.34%            N/A           -5.07%
  Class B Shares - after
    taxes on
    distributions                   -3.22%          -10.04%            N/A           -5.59%
  Class B Shares - after
    taxes on
    distributions and
    sale of fund shares             -1.80%           -7.44%            N/A           -4.07%

                                                                                 SINCE       DATE OF FUND
                               1 YEAR           5 YEARS         10 YEARS      INCEPTION**     INCEPTION*
                           ---------------  ---------------  --------------  --------------  ------------
FLEMING INTERNATIONAL
  OPPORTUNITIES FUND                                                                             2/26/97
  Institutional shares -
    before taxes                   -11.67%           -3.78%            N/A           -3.29%
  Institutional shares -
    after taxes on
    distributions                  -12.04%           -4.42%            N/A           -3.85%
  Institutional shares -
    after taxes on
    distributions and
    sale of fund shares             -7.13%           -3.17%            N/A           -2.76%
  Select shares - before
    taxes                          -11.98%           -3.98%            N/A           -3.48%
  Select shares - after
    taxes on
    distributions                  -12.32%           -4.77%            N/A           -4.18%
  Select shares - after
    taxes on
    distributions and
    sale of fund shares             -7.32%           -3.35%            N/A           -2.93%
  Class A Shares - before
    taxes                          -17.61%           -5.35%            N/A           -4.70%
  Class A Shares - after
    taxes on
    distributions                  -17.85%           -6.12%            N/A           -5.37%
  Class A Shares - after
    taxes on
    distributions and
    sale of fund shares            -10.79%           -4.39%            N/A           -3.86%
  Class B Shares - before
    taxes                          -17.37%           -4.70%            N/A           -3.96%
  Class B Shares - after
    taxes on
    distributions                  -17.57%           -5.46%            N/A           -4.63%
  Class B Shares - after
    taxes on
    distributions and
    sale of fund shares            -10.64%           -3.89%            N/A           -3.29%



  * Date of inception and performance of each class reflects, if applicable, those of another feeder, class or predecessor fund that invests (or during the relevant period invested) in the same portfolio of securities.
 **  If Fund has less than 10 years.




    The tax rate used for calculating after-tax performance is the maximum (marginal) rate of 38.6%.



    A Fund's performance will vary from time to time depending upon market conditions, the composition of its Portfolio, and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.



    Each Fund presents performance information for each class thereof since the commencement of operations of that Fund, rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of the related Fund is therefore based on the performance history of predecessor class or classes. Performance information is restated to reflect the current maximum front-end sales charge (in the case of Class A Shares) or the maximum contingent deferred sales charge (in the case of Class B and Class C Shares) when presented inclusive of sales charges. Historical expenses reflected in performance information are based upon the distribution, shareholder servicing fees and other expenses actually incurred during the period presented and have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class.



    The performance quoted reflects fee waivers that subsidize and reduce the total operating expenses of certain Funds (or classes thereof). Returns on these Funds (or classes) would have been lower if there were no such waivers. With respect to certain Funds, JPMorgan Chase Bank and/or other service providers waive certain fees and/or reimburse expenses. Each Fund's Prospectus discloses the extent of any agreements to waive fees and/or reimburse expenses.



    Comparative performance information may be used from time to time in advertising the Funds' shares, including appropriate market indices or data from Lipper Analytical Services, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.

    From time to time, the Funds may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions;
(4) descriptions of past or anticipated Fund holdings for one or more of the Funds; (5) descriptions of investment strategies for one or more of the Funds;
(6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the funds; (7) comparisons of investment products (including the funds) with relevant markets or industry indices or other appropriate benchmarks; (8) discussions of Fund rankings or ratings by recognized rating organizations; and (9) discussions of various statistical methods quantifying the Fund's volatility relative to its benchmark or to past performance, including risk adjusted measures. The Funds may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the Funds.


                               FUND TRANSACTIONS


    On behalf of the Funds, the Adviser places orders for all purchases and sales of Fund securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of Fund securities on behalf of all Funds. See "Investment Strategies and Policies."



    Fund transactions for a Fund will be undertaken principally to accomplish the Fund's objective in relation to expected movements in the general level of interest rates. The Funds may engage in short-term trading consistent with their objectives. See "Investment Strategies and Policies--Portfolio Turnover."



    Under the Advisory Agreement, the Adviser and will use its best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to the Funds. In assessing the best overall terms available for any transaction, the Adviser considers all factors its deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided to the Adviser, and the reasonableness of the commissions, if any, both for the specific transaction and on a continuing basis. The Adviser is not required to obtain the lowest commission or the best net price for any Fund on any particular transaction, and is not required to execute any order in a fashion either preferential to any Fund relative to other accounts it manages or otherwise materially adverse to such other accounts.



    Debt securities are traded principally in the over-the-counter market through dealers acting on their own account and not as brokers. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the Adviser to a Fund normally seeks to deal directly with the primary market makers unless, in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Adviser on the tender of a Fund's portfolio securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for the Funds by the Adviser. At present, no other recapture arrangements are in effect.



    Under the Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act, the Adviser may cause the Funds to pay a broker-dealer which provides brokerage and research services to the Adviser, the Funds and/or other accounts for which the Adviser exercises investment discretion, an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either that particular transaction or the Adviser's overall responsibilities to accounts over which they exercise investment discretion. Not all of such services are useful or of value in advising the Funds. The Adviser reports to the Board of Trustees regarding overall commissions paid by the Funds and their reasonableness in relation to the benefits to the Funds. The term "brokerage and research services" includes:
(i) advice as to the value of securities;

(ii) the advisability of investing in, purchasing or selling securities;
(iii) the availability of securities or of purchasers or sellers of securities;
(iv) furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (v) and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.



    Brokerage and research services received from such broker-dealers will be in addition to, and not in lieu of, the services required to be performed, by the Adviser under the Advisory Agreement. The fees that the Funds pay to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. To the extent the Funds' portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds will exceed those that might otherwise be paid by an amount which cannot be presently determined. Such services generally would be useful and of value to the Adviser in serving one or more of its other clients, and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Adviser in carrying out its obligations to the Funds. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through its own staff.



    Subject to the overriding objective of obtaining the best execution of orders, the Adviser may allocate a portion of a Fund's brokerage transactions to affiliates of the Adviser. Under the 1940 Act, persons affiliated with the Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. The SEC has granted an exemptive order permitting each Fund to engage in principal transactions with J.P. Morgan Securities Inc., an affiliated broker, involving taxable money market instruments (including commercial paper, banker acceptances and medium term notes) and repurchase agreements. The order is subject to certain conditions. Affiliated persons of the Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which JPMorgan Chase Bank or an affiliate is a member or in a private placement in which JPMorgan Chase Bank or an affiliate serves as placement agent except pursuant to procedures adopted by the Board of Trustees of the Fund that either comply with rules adopted by the SEC or with interpretations of the SEC's staff.



    In certain instances, there may be securities that are suitable for one or more of the Funds as well as one or more of the Adviser's other clients. Investment decisions for the Funds and for other clients are made with a view to achieving their respective investment objectives. It may develop that the same investment decision is made for more than one client or that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. In executing portfolio transactions for a Fund, the Adviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other Funds or their other clients if, in the Adviser's reasonable judgment, such aggregation (i) will result in an overall economic benefit to the Fund, taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses, and trading requirements, and (ii) is not inconsistent with the policies set forth in the Trust's registration statement and the Fund's Prospectus and Statement of Additional Information. In such event, the Adviser will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in an equitable manner, consistent with its fiduciary obligations to the Fund and such other clients. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. However, it is believed that the ability of the Funds to participate in volume transactions will generally produce better executions for the Funds.


    If a Fund that writes options effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by a Fund will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options which a Fund may write may be affected by options written by the Adviser for other investment Advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

    The Funds or their predecessors paid the following brokerage commissions for the indicated fiscal periods:


                                                                             AFFILIATED
                                                                            BROKER/DEALER
                                  FISCAL YEARS ENDING          FISCAL YEAR   FISCAL YEAR
                           ----------------------------------     ENDED         ENDED
                              1999        2000        2001      10/31/02      10/31/02
                           ----------  ----------  ----------  -----------  -------------
Fleming International
  Value Fund (10/31)       $1,073,526  $1,460,249  $2,639,372   $533,410       $35,209
Fleming Emerging Markets
  Equity Fund (10/31)                     470,666     445,895    381,890        12,010



                                                                                     AFFILIATED
                                                                                    BROKER/DEALER
                           FISCAL YEAR  FISCAL YEAR   FOR THE PERIOD   FISCAL YEAR   FISCAL YEAR
                              ENDED       ENDED*     12/01/00 THROUGH     ENDED         ENDED
                            11/30/99     11/30/00       10/31/01*       10/31/02      10/31/02
                           -----------  -----------  ----------------  -----------  -------------
Fleming International
  Opportunities Fund
  (10/31)                   $982,901    $1,645,894      $1,184,030     $1,317,222      $1,370


  *  The Fund changed its fiscal year end from 11/30 to 10/31.

                              MASSACHUSETTS TRUST


    The Trust is organized as a "Massachusetts business trust" of which each Fund is a separate and distinct series. A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of The Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Trust are designed to make the Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability and is described below.



    Effective January 1, 1998, the name of "The JPM Institutional Funds" was changed to "J.P Morgan Institutional Funds" and the Funds' names were changed accordingly.


    Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust which is not the case for a corporation. However, the Trust's Declaration of Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of any Fund and that every written agreement, obligation, instrument or undertaking made on behalf of any Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

    No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Fund. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Funds.

    The Trust's Declaration of Trust further provides that the name of the Trust refers to the Trustees collectively as Trustees, not as individuals or personally, that no Trustee, officer, employee or agent of a Fund is liable to a Fund or to a shareholder, and that no Trustee, officer, employee, or agent is liable to any third persons in connection with the affairs of a Fund, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of a Fund. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee, or agent is entitled to be indemnified against all liability in connection with the affairs of a Fund.

    The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

                             DESCRIPTION OF SHARES

    The Trust is comprised of ten open-end management investment companies organized as Massachusetts business trusts in which each Fund represents a separate series of shares of beneficial interest. See "Massachusetts Trust."

    The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and classes within any series and to divide or combine the shares (of any series, if applicable) without changing the proportionate beneficial interest of each shareholder in a Fund (or in the assets of other series, if applicable). Each share represents an equal proportional interest in a Fund with each other share. Upon liquidation of a Fund, holders are entitled to share pro rata in the net assets of a Fund available for distribution to such shareholders. See "Massachusetts Trust." Shares of a Fund have no preemptive or conversion rights and are fully paid and non-assessable. The rights of redemption and exchange are described in the Prospectus and elsewhere in this Statement of Additional Information.

    The shareholders of the Trust are entitled to one vote for each dollar of net asset value (or a proportionate fractional vote in respect of a fractional dollar amount), on matters on which shares of the Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or the Trust's Declaration of Trust.


    Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that may affect a particular class, such as the approval of distribution plans for a particular class.



    Shareholders of each Fund have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of the Trust's shares. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1% of the Trust's outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting for the purpose of voting upon the question of removal of any Trustee or Trustees and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.



    The Trustees have authorized the issuance and sale to the public of 11 series of the Trust. The Trustees may, however, authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The proceeds from the issuance of any additional series would be invested in separate, independently managed Funds with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset valuation procedures. Any additional classes would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances. All consideration received by the Trust for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class, subject only to the rights of creditors of the Trust and would be subject to the liabilities related thereto. Shareholders of any additional series or class will approve the adoption of any management contract or distribution plan relating to such series or class and of any changes in the investment policies related thereto, to the extent required by the 1940 Act.


    For information relating to mandatory redemption of Fund shares or their redemption at the option of the Trust under certain circumstances, see "Redemption of Shares".


                         DISTRIBUTIONS AND TAX MATTERS


    The following is only a summary of certain additional material tax considerations generally affecting the Funds and their shareholders that are not described in the respective Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in each Fund's Prospectus are not intended as substitutes for careful tax planning.

                QUALIFICATION AS A REGULATED INVESTMENT COMPANY


    The Fund has elected to be taxed as a regulated investment company (a "RIC") under Subchapter M of the Code and intends to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. Net investment income for the Fund consists of all interest accrued and discounts earned, less amortization of any market premium on the portfolio assets of the Fund and the accrued expenses of the Fund. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of the sum of its net investment income for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.



    In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.



    In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and (2) no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.


    Under the Code, gains or losses attributable to the disposition of foreign currency or to certain foreign currency contracts, or to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such expenses or liabilities, are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on the disposition of debt securities held by the Fund, if any, denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates are also treated as ordinary income or loss.

    The Fund may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of the Fund and defer recognition of certain of the Fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a Fund to "mark-to-market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement and avoid the 4% excise tax (described below). The Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

    The Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price) or securities having market discount (i.e., an amount equal to the excess of the stated redemption price of the security over the basis of such security immediately after it was acquired), if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount security, all or a portion of any deduction for any interest expenses incurred to purchase or hold such a security may be deferred until such security is sold or otherwise disposed.


    The Fund invests in equity securities of foreign issuers. If the Fund purchases shares in certain foreign corporations (referred to as passive foreign investment companies ("PFICs") under the Code), the Fund may be subject to federal income tax on a portion of any "excess distribution" from such foreign corporation, including any gain from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. In addition, certain interest charges may be imposed on the Fund as a result of such distributions. If the Fund were to invest in a PFIC and elected to treat the PFIC as a qualified electing fund (a "QEF"), in lieu of the foregoing requirements, the

Fund would be required to include each year in its income and distribute to shareholders in accordance with the distribution requirements of the Code, a pro rata portion of the QEF's ordinary earnings and net capital gain, whether or note distributed to the Fund.



    Alternatively, the Fund will be permitted to "mark to market" any stock held by it in a PFIC. If the Fund made such an election, the Fund would be required to include in income each year and distribute to Shareholders in accordance with the distribution requirements of the Code, an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock at that time. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark to market gains with respect to the stock included by the Fund for prior taxable years.


    If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends received deduction in the case of corporate shareholders.


                  EXCISE TAX ON REGULATED INVESTMENT COMPANIES



    A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending
November 30 or December 31, for its taxable year). For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.



    Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.


                               FUND DISTRIBUTIONS

    Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends-received deduction for corporations only to the extent discussed below.

    A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend," it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.

    The maximum rate of tax on long-term capital gains of individuals is generally 20% with respect to capital assets held for more than 12 months and 18% with respect to capital assets with a holding period of more than 5 years beginning after December 31, 2000.

    Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

    Ordinary income dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by a Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 90 day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 180 day period beginning 90 days before such date in the case of certain preferred stock) under the rules of Code Sections 246(c)(3) and (4); (2) to the extent that a Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the dividends received deduction for a corporate shareholder may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing requirement with respect to its shares of a Fund.

    For purposes of the corporate alternative minimum tax ("AMT"), the corporate dividends received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMT. However, corporate shareholders will generally be required to take the full amount of any dividend received from a Fund into account (without a dividends received deduction) in determining its adjusted current earnings.

    Investment income that may be received by certain of the Funds from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle any such Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of any such Fund's assets to be invested in various countries is not known.

    Distributions by a Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

    Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of a Fund reflects undistributed net investment income or capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

    Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

    A Fund will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all,
(2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient." Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder's federal income liability provided the appropriate information is furnished to the IRS.

    For federal income tax purposes, the Funds listed below have capital loss carryforwards for the periods indicated:


                                          CAPITAL LOSS   EXPIRATION
                                          CARRYFORWARDS     DATE
                                          -------------  -----------
Fleming International Value Fund
  (formerly International Equity Fund)    $  2,069,401     10/31/08
                                            39,498,684     10/31/09
                                          ------------
                                            41,568,085*

Fleming Emerging Markets Equity Fund         1,404,687     10/31/05
                                            84,231,429     10/31/06
                                            28,177,633     10/31/07
                                             2,888,019     10/31/08
                                            12,743,985     10/31/09
                                             5,296,745     10/31/10
                                          ------------
                                           134,742,498**

Fleming International Opportunities Fund    15,005,377     10/31/08
                                            70,979,742     10/31/09
                                            49,677,163     10/31/10
                                          ------------
                                           135,662,282***



  * The above capital loss carryover includes $3,282,231 of losses acquired from J.P. Morgan International Equity Fund.
 ** The above capital loss carryover includes $9,491,306 of losses acquired from J.P. Morgan Emerging Markets Equity Fund.
*** The above capital loss carryover includes $5,505,014 and $9,500,363 of losses acquired from J.P. Morgan Fleming International Equity Fund and J.P. Morgan International Opportunities Fund, respectively.



    To the extent that these capital losses are used to offset future capital gains, it is probable that gains so offset will not be distributed to shareholders.

                          SALE OR REDEMPTION OF SHARES

    A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares.

                              FOREIGN SHAREHOLDERS

    Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

    If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund and capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

    If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

    In the case of foreign non-corporate shareholders, a Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.


    The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of a Fund by an individual foreign shareholder will not be subject to U.S. federal gift tax, but the value of shares of a Fund held by such a shareholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.



                                 FOREIGN TAXES



    It is expected that the Funds may be subject to foreign withholding taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gains) received from sources within foreign countries. So long as more than 50% in value of the total assets of a Fund at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may elect to treat any foreign income taxes paid by it as paid directly by its shareholders. Each Fund will make such an election only if it deems it to be in the best interest of its shareholders. Such Fund will notify its shareholders in writing each year if it makes the election and of the amount of foreign income taxes, if any, to be treated as paid by the shareholder and the amount of foreign taxes, if any, for which shareholders of the Fund will not be eligible to claim a foreign tax credit because the holding period requirements (described below) have not been satisfied. If a Fund makes the election, each shareholder will be required to include in his income (in addition to the dividends and distributions he receives) his proportionate share of the amount of foreign income taxes paid by the Fund and will be entitled to claim either a credit (subject to the limitations discussed below) or, if he itemizes deductions, a deduction for his share of such foreign income taxes in computing his federal income tax liability. (No deduction will be permitted in computing an individual's AMT liability). However, shareholders of the Fund will not be eligible to claim a foreign tax credit with respect to taxes paid by the Fund (notwithstanding that the Fund elects to treat the foreign taxes paid by it as paid directly by its shareholders) unless certain holding period requirements are met. A foreign shareholder may be subject to U.S. withholding tax on the income resulting from the election described in this paragraph, but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. A tax-exempt shareholder will not ordinarily benefit from this election. Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes will not be subject to the limitation that the credit may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to his total foreign source taxable income. For this purpose, the portion of dividends and distributions paid by the Fund from its foreign source net investment income will be treated as foreign source income. The Fund's gains and losses from the sale of securities will generally be treated as derived from U.S. sources, however, and certain foreign currency gains and losses likewise will be treated as derived from U.S. sources. The limitation on the foreign tax credit is applied separately to separate categories of income. In addition, the foreign tax credit is allowed to offset only 90% of the AMT imposed on corporations and individuals. Because of these limitations, if the lection is made, shareholders may nevertheless be unable to claim a credit for the full amount of their proportionate share of the foreign income taxes paid by the Fund.


                          STATE AND LOCAL TAX MATTERS


    Depending on the residence of the shareholder for tax purposes, distributions may also be subject to state and local taxes. Shareholders' dividends attributable to a Fund's income from repurchase agreements generally are subject to state and local income taxes, although statutes and regulations vary in their treatment of such income. Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.


                          EFFECT OF FUTURE LEGISLATION

    The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

                               PRINCIPAL HOLDERS


    As of January 31, 2003, the following persons owned of record, or to the knowledge of management, beneficially owned 5% or more of the outstanding Shares of any class of the following Funds:



                                                                                 PERCENTAGE
FUND AND CLASS OF SHARES                   NAME AND ADDRESS OF SHAREHOLDER          HELD
------------------------               ----------------------------------------  ----------
FLEMING INTERNATIONAL VALUE FUND       NFSC FEBO # C1D-013978                       54.28%
  CLASS A SHARES                       STEPHEN J CAPUTO TTEE
                                       VIRGINIA M SMITH TR FBO KENNET
                                       MEYER U/A 8/19/80
                                       1757 28 VETERANS MEMORIAL HWY
                                       ISLANDIA NY 11749

                                       NFSC FEBO # BW1-463000                       11.19%
                                       PAMELA ADLUM SCHMIDT
                                       6504 YAUPON DRIVE
                                       AUSTIN TX 78759-7737

                                       NFSC FBO # A35-136166                         9.00%
                                       JPMORGAN CHASE BANK CUST IRA OF
                                       JAN B COX
                                       TRAD IRA
                                       6407 JOHANNE CT
                                       AUSTIN TX 78750-8271

FLEMING INTERNATIONAL VALUE FUND       MING-LANG ZHAO                               61.92%
  CLASS B SHARES                       113 PINEGATE CIR APT 8
                                       CHAPEL HILL NC 27514-2285

                                       NFSC FEBO # BW1-490296                        7.77%
                                       BENJAMIN C DIEM
                                       52 HOUGHTON STREET
                                       HUDSON MA 01749-2513

                                       NFSC FBO # CR 1-519928                        5.78%
                                       JPMORGAN CHASE BANK IRA R/O
                                       CUST IRA OF PAUL MORGANSTERN
                                       76 CHELTENHAM ST
                                       LIDO BEACH NY 11561-5011

FLEMING INTERNATIONAL VALUE FUND       NATIONAL AUDUBON SOCIETY                      8.55%
  SELECT CLASS SHARES                  CAROLE J MC NAMARA V P
                                       & CONTROLLER
                                       700 BROADWAY
                                       NEW YORK NY 10003-9536

                                                                                 PERCENTAGE
FUND AND CLASS OF SHARES                   NAME AND ADDRESS OF SHAREHOLDER          HELD
------------------------               ----------------------------------------  ----------
FLEMING INTERNATIONAL VALUE FUND       SCHERING-PLOUGH CORP SERP TRUST              37.06%
  INSTUTITIONAL CLASS SHARES           WAYNE L MILLER STAFF V P & A T
                                       C/O NORTHERN TRUST COMPANY
                                       50 SOUTH LA SALLE STREET
                                       CHICAGO IL 60603-1006

                                       FIDELITY INVESTMENTS INSTIT                  18.19%
                                       OPERATIONS CO FBO BP AMERICA
                                       100 MAGELLAN WAY KW1C
                                       COVINGTON KY 41015-1999

                                       CHARLES SCHWAB & CO INC                       7.72%
                                       SPECIAL CUSTODY ACCOUNT FOR
                                       BENEFIT OF CUSTOMERS
                                       ATTN: MUTUAL FUNDS
                                       101 MONTGOMERY ST
                                       SAN FRANCISCO CA 94104-4122

FLEMING EMERGING MARKETS EQUITY FUND   JP MORGAN INVESTMENT MGMT                    23.66%
  CLASS A SHARES                       ATTN CHRIS SICILIAN
                                       12OO N FEDERAL HWY STE 205
                                       BOCA RATON FL 33432-2845

                                       TOSHIO MORIWAKI                              17.68%
                                       2550 INDEPENDENCE AVE APT 1C
                                       BRONX NY 10463-6200

                                       NFSC FBO # A35-156302                        10.56%
                                       JPMORGAN CHASE BANK IRA R/O CU
                                       IRA OF ERMA G WETMORE
                                       16702 COYOTILLO LN
                                       HOUSTON TX 77095-3882

                                       NFSC FBO # X27-584479                         8.03%
                                       VISPI D KANGA
                                       SHEROO V KANGA
                                       147 12TH ST
                                       CRESSKILL NJ 07626-2403

                                       NFSC FBO # K1H-000965                         6.52%
                                       GIRISH JAIN
                                       INDUMATI JAIN
                                       245 RUMSEY RD APT 6M
                                       YONKERS NY 10701-4525

                                       NFSC FBO # A35-159883                         5.47%
                                       JPMORGAN CHASE BANK IRA R/O
                                       CUST IRA OF CHRISTINE T
                                       STARKWEATHE
                                       3511 UNDERWOOD ST
                                       HOUSTON TX 77025-1903

                                       INVESTORS TRUST CO CUST                       5.37%
                                       ELLEN F FREIBERG
                                       842 CLARA DR
                                       PALO ALTO CA 94303-3909

                                                                                 PERCENTAGE
FUND AND CLASS OF SHARES                   NAME AND ADDRESS OF SHAREHOLDER          HELD
------------------------               ----------------------------------------  ----------
                                       NFSC FBO # C1Q-624098                         5.06%
                                       ALINA SHAMIS
                                       3422 HEWLETT AVE
                                       MERRICK NY 11566-5534

FLEMING EMERGING MARKETS EQUITY FUND   JP MORGAN INVESTMENT MGMT                    23.66%
  CLASS B SHARES                       ATTN CHRIS SICILIAN
                                       12OO N FEDERAL HWY STE 205
                                       BOCA RATON FL 33432-2845

                                       PERSHING LLC                                 15.12%
                                       P.O. BOX 2052
                                       JERSEY CITY NJ 07303-2052

                                       PERSHING LLC                                 13.78%
                                       P.O. BOX 2052
                                       JERSEY CITY NJ 07303-2052

                                       NFSC FBO # A35-080233                         8.58%
                                       JPMORGAN CHASE BANK CUST IRA OF
                                       IRENE LYONS
                                       1139 MISTY LAKE DR
                                       SUGAR LAND TX 77478-5612

                                       NFSC FEBO # CR1-609021                        7.33%
                                       THE CHASE MANHATTAN BANK
                                       THE CHASE MANHATTAN BANK CUST
                                       433 EAST 56TH STREET
                                       APT 1G
                                       NEW YORK NY 10022-2433

                                       NFSC FBO # K1H-000965                         5.13%
                                       GIRISH JAIN
                                       INDUMATI JAIN
                                       245 RUMSEY RD APT 6M
                                       YONKERS NY 10701-4525

FLEMING INTERNATIONAL OPPORTUNITIES    JPMORGAN CHASE BANK AS AGENT FOR             11.70%
  FUND                                 KATHRYN ACHESON COOKE
  CLASS A SHARES                       ATTN SPECIAL PRODUCTS 2/OPS3
                                       500 STANTON CHRISTIANA RD
                                       NEWARK DE 19713-2107

                                       HAMILL & CO FBO CHASE BANK OF TEXAS           6.40%
                                       NA ATTN MUTUAL FUND UNIT 16HCBO9
                                       PO BOX 2558
                                       HOUSTON TX 77252-2558

FLEMING INTERNATIONAL OPPORTUNITIES    MLPF&S FOR THE SOLE BENEFIT OF                5.32%
  FUND                                 ITS CUSTOMERS
  CLASS B SHARES                       ATTN FUND ADMINISTRATION
                                       SEC# 97FC1
                                       4800 DEER LAKE DRIVE EAST 2ND FLR
                                       JACKSONVILLE FL 32246-6484

                                                                                 PERCENTAGE
FUND AND CLASS OF SHARES                   NAME AND ADDRESS OF SHAREHOLDER          HELD
------------------------               ----------------------------------------  ----------
                                       HAMILL & CO FBO CHASE BANK OF TEXAS           7.58%
                                       NA ATTN MUTUAL FUND UNIT 16HCB40
                                       PO BOX 2558
                                       HOUSTON TX 77252-2558

FLEMING INTERNATIONAL OPPORTUNITIES    JPMIM AS AGENT FOR                           21.66%
  FUND                                 LOCKHEED MARTIN CORPORATION
  INSTITUTIONAL CLASS SHARES           MASTER RET TR.
                                       ATTN T TSUCHIYA
                                       522 5TH AVE
                                       NEW YORK NY 10036-7601



    The persons listed above as owning 25% or more of the outstanding shares of a Fund may be presumed to "control" (as that term is defined in the 1940 Act) such Funds. As a result, those persons would have the ability to vote a majority of the shares of the Funds on any matter requiring the approval of shareholders of such Funds.


                             ADDITIONAL INFORMATION


    As used in this Statement of Additional Information and the Prospectuses, the term "majority of the outstanding voting securities" means the vote of (i) 67% or more of the Fund's shares or the Fund's outstanding voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding shares or the Fund's outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares or the Fund's outstanding voting securities, whichever is less.



    Telephone calls to the Funds, JPMorgan Chase Bank or a financial professional as shareholder servicing agent may be tape recorded. With respect to the securities offered hereby, this Statement of Additional Information and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act and the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The registration statements including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.


    Statements contained in this Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the applicable Registration Statements. Each such statement is qualified in all respects by such reference.


    No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectus and this Statement of Additional Information, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trust, the Funds or the Distributor. The Prospectus and this Statement of Additional Information do not constitute an offer by any Fund or by the Distributor to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Funds or the Distributor to make such offer in such jurisdictions.


                              FINANCIAL STATEMENTS


    The following financial statements and the reports thereon of PricewaterhouseCoopers LLP are incorporated herein by reference to the Funds' October 31, 2002 annual report filing made with the SEC on December 30, 2002 (0001047469-03-002133) pursuant to Section 30(b) of the 1940 Act and
Rule 30b2-1 thereunder.

                                   APPENDIX A

                        DESCRIPTION OF SECURITY RATINGS

STANDARD & POOR'S CORPORATE AND MUNICIPAL BONDS

    AAA--Debt rated AAA have the highest ratings assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

    AA--Debt rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

    A--Debt rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    BBB--Debt rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

    BB--Debt rated BB are regarded as having less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

    B--An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

    CCC--An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

    CC--An obligation rated CC is currently highly vulnerable to nonpayment.

    C--The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

COMMERCIAL PAPER, INCLUDING TAX EXEMPT

    A--Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

    A-1--This designation indicates that the degree of safety regarding timely payment is very strong.

SHORT-TERM TAX-EXEMPT NOTES

    SP-1--The short-term tax-exempt note rating of SP-1 is the highest rating assigned by Standard & Poor's and has a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

    SP-2--The short-term tax-exempt note rating of SP-2 has a satisfactory capacity to pay principal and interest.

MOODY'S CORPORATE AND MUNICIPAL BONDS

    Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

    A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

COMMERCIAL PAPER, INCLUDING TAX EXEMPT

    PRIME-1--Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

    -  Leading market positions in well established industries.
    -  High rates of return on funds employed.
    - Conservative capitalization structures with moderate reliance on debt and ample asset protection.
    - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
    - Well established access to a range of financial markets and assured sources of alternate liquidity.

SHORT-TERM TAX EXEMPT NOTES

    MIG-1--The short-term tax-exempt note rating MIG-1 is the highest rating assigned by Moody's for notes judged to be the best quality. Notes with this rating enjoy strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

    MIG-2--MIG-2 rated notes are of high quality but with margins of protection not as large as MIG-1.

                 (This page has been left blank intentionally.)

PART C

                               ITEM 23. EXHIBITS.

     (a) Declaration of Trust, as amended, was filed as Exhibit No. 1 to Post-Effective Amendment No. 25 to the Registration Statement filed on September 26, 1996 (Accession Number 0000912057-96-021281).

     (a)(1) Amendment No. 5 to Declaration of Trust; Amendment and Fifth Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest.(1)

     (a)(2) Amendment No. 6 to Declaration of Trust; Amendment and Sixth Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest was filed as Exhibit No. 1(b) to Post-Effective Amendment No. 31 to the Registration Statement on February 28, 1997 (Accession Number
0001016964-97-000041).

     (a)(3) Amendment No. 7 to Declaration of Trust; Amendment and Seventh Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest was filed as Exhibit No. 1(c) to Post-Effective Amendment No. 32 to the Registration Statement on April 15, 1997 (Accession Number 0001016964-97-000053).

     (a)(4) Amendment No. 8 to Declaration of Trust; Amendment and Eighth Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest was filed as Exhibit No. 1(d) to Post-Effective Amendment No. 40 to the Registration Statement on October 9, 1997 (Accession Number 0001016964-97-000158).

     (a)(5) Amendment No. 9 to Declaration of Trust; Amendment and Ninth Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest was filed as Exhibit No. 1(e) to Post-Effective Amendment No. 50 to the Registration Statement on December 29, 1997 (Accession Number
0001041455-97-000014).

     (a)(6) Amendment No. 10 to Declaration of Trust; Amendment and Tenth Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest and change voting procedures to dollar-based voting was filed as Exhibit No. (a) 6 to Post-Effective Amendment No. 60 to the Registration Statement on December 31, 1998 (Accession Number
0001041455-98-000097).

     (a)(7) Amendment No. 11 to Declaration of Trust Incorporated herein by reference to Post-Effective Amendment No. 63 to the Registration Statement filed on April 29, 1999 (Accession Number 00001041455-99-000041).

     (a)(8) Amendment No. 12 to Declaration of Trust. Incorporated herein by reference to Post-Effective Amendment No. 72 to the Registration Statement filed on April 13, 2000 (Accession Number 00001041455-00-000084).

     (a)(9) Amendment No. 13 to Declaration of Trust. Incorporated herein by reference to Post-Effective Amendment No. 78 to the Registration Statement filed on August 1, 2000 (Accession Number 0000894088-00-000008).

     (a)(10) Amendment No. 14 to Declaration of Trust. Incorporated herein by reference to Post-Effective Amendment No. 78 to the Registration Statement filed on August 1, 2000 (Accession Number 0000894088-00-000008).

     (a)(11) Amendment No. 15 to Declaration of Trust.(4)

     (a)(12) Amendment No. 16 to Declaration of Trust. (4)

     (a)(13) Amendment No. 17 to Declaration of Trust. (4)

     (b)(1) Restated By-Laws of Registrant.(1)

     (b)(2) Amendment to By-Laws of Registrant. (6)

     (b)(3) Amendment to Restated By-laws of Registrant Incorporated herein by reference to Post Effective Amendment to the Registration statement on February 28, 2000 (Accession Number 0001041455-00-000056).


     (c) Not applicable.

     (d) Form of Investment Advisory Agreement dated May 11, 1998 between the Trust and J.P. Morgan Investment Management, Inc., filed herewith.

     (e) Form of Distribution Agreement dated April 10, 2001.(3)

     (f) Not applicable.

     (g)(1) Form of Custodian Agreement dated September 7, 2001.(3)

     (g)(2) Fee Schedule dated July, 2002 for Custodian Agreement. (6)

     (h)(1) Form of Administration Agreement between Registrant and Morgan Guaranty Trust Company of New York.(3)

     (h)(2) Form of Shareholder Servicing Agreement between Registrant and Morgan Guaranty Trust Company of New York.(3)

     (h)(3) Transfer Agency Agreement between Registrant and DST Systems,
Inc.(3)

     (h)(4) Service Plan with respect to Registrant's Service Money Market Funds.(2)

     (h)(5) Service Plan with respect to Registrant's Small Company Fund Advisor Series, Small Company Opportunities Fund - Advisor Series, International Equity Fund - Advisors Series, International Opportunities Fund - Advisor Series, U.S. Equity Fund - Advisor Series, Diversified Fund - Advisor Series, incorporated herein by reference to Post-Effective Amendment No. 78 to the Registration Statement filed on August 1, 2000 (Accession Number 0000894088-00-000008).

     (h)(6) Amended Service Plan with respect to Registrant's Disciplined Equity
- Advisor Series and Direct Prime Money Market Funds, incorporated herein by reference to Post-Effective Amendment No. 72 to the Registration Statement filed on April 3, 2000 (Accession Number 0001041455-00-000084).

     (h)(7) Amended Service Plan with respect to Registrant's J.P. Morgan Prime Cash Management Fund, incorporated herein by reference to Post-Effective Amendment No. 75 to the Registration Statement filed on May 17, 2000 (Accession Number 0001041455-00-000122).

     (h)(8) Form of Fee Waiver Agreement, filed herewith.

     (i) Opinion and consent of Sullivan & Cromwell.(1)

     (j) Consent of Independent Accountants, filed herewith.

     (k) Omitted Financial Statements.  Financial statements omitted from
Item 22.

     (l) Purchase agreements with respect to Registrant's initial shares.(1)

     (m) Rule 12b-1 Distribution Plan.(3)

     (n) Rule 18f-3 Multi-Class Plan.(3)

     (o) Reserved.

     (p)(1) Code of Ethics for Funds, filed herewith.

     (p)(2) Code of Ethics of J.P. Morgan Fund Distributors Inc., filed herewith.

     (p)(3) Code of Ethics of Advisers, filed herewith.

     (99)(a) Powers of Attorney for: William J. Armstrong, Roland R. Eppley, Jr., George Gatch, Ann Maynard Gray, Matthew Healey, Fergus Reid, III, James J. Schonbachler, Leonard M. Spalding, H. Richard Vartabedian, and David Wezdenko.(3)

     (99)(b) Power of Attorney for: Robert J. Higgins. (4)

------------------

    (1) Incorporated herein by reference to Post-Effective Amendment No. 29 to the Registration Statement filed on December 26, 1996 (Accession Number 0001016964-96-000061).

    (2) Incorporated herein by reference to Post-Effective Amendment No. 33 to the Registration Statement filed on April 30, 1997 (Accession Number 00001016964-97-000059).

    (3) Incorporated herein by reference to Post-Effective Amendment No. 87 to the Registration Statement filed on September 7, 2001 (Accession Number 0000912057-01-531594).

    (4) Incorporated herein by reference to Post-Effective Amendment No. 93 to the Registration Statement filed on October 28, 2002 (Accession Number 0000912057-02-39932).

    (5) Incorporated herein by reference to Post-Effective Amendment No. 94 to the Registration Statement filed on November 22, 2002 (Accession Number 001047469-02-04190).

    (6) Incorporated herein by reference to Post-Effective Amendment No. 95 to the Registration Statement filed on December 19, 2002 (Accession Number 0001047469-02-007673).


     ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

   Not applicable.

     ITEM 25. INDEMNIFICATION.

     Reference is made to Section 5.3 of Registrant's Declaration of Trust and
Section 5 of Registrant's Distribution Agreement.

     Registrant, its Trustees and officers are insured against certain expenses in connection with the defense of claims, demands, actions, suits, or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to directors, trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suite or proceeding) is asserted against the Registrant by such director, trustee, officer or controlling person or principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

     ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

   Not Applicable.

     ITEM 27. PRINCIPAL UNDERWRITERS.

     (a) J.P. Morgan Fund Distributors, Inc. (the "Distributor") is the principal underwriter of the Registrant's shares.

     J.P. Morgan Fund Distributors, Inc. does not act as depositor or investment adviser to any of the investment companies.

     J.P. Morgan Fund Distributors, Inc. is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. J.P. Morgan Fund Distributors, Inc. is located at 522 Fifth Avenue, New York, NY 10036. J.P. Morgan Fund Distributors, Inc. is an indirect wholly-owned subsidiary of BISYS Group, Inc., a holding company all of whose outstanding shares are owned by key employees.

     J.P. Morgan Fund Distributors, Inc. acts as principal underwriter for the following investment companies:

     Fleming Mutual Fund Group, Inc.
     J.P. Morgan Funds
     J.P. Morgan Institutional Funds
     J.P. Morgan Series Trust
     J.P. Morgan Series Trust II
     Mutual Fund Group
     Mutual Fund Investment Trust
     Mutual Fund Select Group
     Mutual Fund Select Trust
     Mutual Fund Trust
     Mutual Fund Variable Annuity Trust
     Growth and Income Portfolio
     JPMorgan Value Opportunities Fund, Inc.
     J.P. Morgan Fleming Series Trust
     J.P. Morgan Mutual Fund Series

     (b) The following is a list of the executive officers, directors and partners of J.P. Morgan Fund Distributors, Inc.:

                                 Position and Offices             Position and Offices
Name and Address                 With Distributor                   with Registrant
----------------                 --------------------             --------------------
Lynn J. Mangum                   Director                                  None
90 Park Avenue
New York, N.Y. 10016

Charles Linn Booth               Vice President/Assistant Compliance       None
3435 Stelzer Road                Officer
Columbus, OH 43219

Dennis Sheehan                   Director/Treasurer                        None
90 Park Avenue
New York, N.Y. 10016

Kevin J. Dell                    Secretary                                 None
90 Park Avenue
New York, NY 10016

Edward S. Forman                 Assistant Secretary                       None
90 Park Avenue
New York, N.Y. 10016

Robert A. Bucher                 Financial Operations Officer              None
90 Park Avenue
New York, N.Y. 10016

Richard F. Froio                 Vice President/                           None
60 State Street                  Chief Compliance Officer
Boston, MA 02109

William J. Tomko                 President                                 None
3435 Stelzer Road
Columbus, OH 43219

     (c) Not applicable.

     ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

     JPMorgan Chase Bank: 522 Fifth Avenue, New York, New York 10036 or 9 West 57th Street, New York, New York 10019 (records relating to its functions as shareholder servicing agent and administrative services agent).

     DST SYSTEMS, INC.: 210 W. 10th Street, Kansas City, MO 64105 (records relating to its functions as transfer agent).

     JPMorgan Chase Bank: 3 Chase MetroTech Center, Brooklyn, New York 11245 (records relating to its functions as custodian and fund accounting agent.)

     J.P. MORGAN FUND DISTRIBUTORS, INC.: 522 Fifth Avenue, New York, NY 10036 (records relating to its functions as distributor and sub-administrator).

     ITEM 29. MANAGEMENT SERVICES.

   Not Applicable.

     ITEM 30. UNDERTAKINGS.

(a) If the information called for by Item 5A of Form N-1A is contained in the latest annual report to shareholders, the Registrant shall furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

(b) The Registrant undertakes to comply with Section 16(c) of the 1940 Act as though such provisions of the 1940 Act were applicable to the Registrant, except that the request referred to in the third full paragraph thereof may only be made by shareholders who hold in the aggregate at least 10% of the outstanding shares of the Registrant, regardless of the net asset value of shares held by such requesting shareholders.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) and has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and State of New York on the 28th day of February, 2003.

                                              J.P. MORGAN INSTITIUTIONAL FUNDS

                                              By:        /s/ George Gatch
                                               ---------------------------------
                                                          George Gatch
                                                          President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on February 28, 2003.


     Fergus Reid, III*
     ------------------------------------
     Fergus Reid, III
     Trustee and Chairman

     William J. Armstrong*
     ------------------------------------
     William J. Armstrong
     Trustee

     Roland R. Eppley, Jr.*
     ------------------------------------
     Roland R. Eppley, Jr.
     Trustee

     Ann Maynard Gray*
     ------------------------------------
     Ann Maynard Gray
     Trustee

     Matthew Healey*
     ------------------------------------
     Matthew Healey
     Trustee and President

     Robert J. Higgins*
     ------------------------------------
     Robert J. Higgins
     Trustee

     James J. Schonbachler*
     ------------------------------------
     James J. Schonbachler
     Trustee

     Leonard M. Spalding, Jr.*
     ------------------------------------
     Leonard M. Spalding, Jr.
     Trustee

                                 *By  /s/ David Wezdenko
                                      ------------------------------------------
                                      David Wezdenko
                                      Treasurer and
                                      Attorney-in-Fact

Exhibit Index

EXHIBIT NO.           DESCRIPTION OF EXHIBIT
-----------           ----------------------
(d)(1)                Form of Investment Advisory Agreement dated May 11, 1998
                      between the Trust and J.P. Morgan Investment
                      Management, Inc.
(h)(8)                Form of Fee Waiver Agreement.
(j)                   Consent of Independent Accountants.
(p)(1)                Code of Ethics for Funds.
(p)(2)                Code of Ethics of J.P. Morgan Fund Distributors Inc.
(p)(3)                Code of Ethics of Advisers.